Exhibit 10.2

EXECUTION VERSION

INDENTURE AND SECURITY AGREEMENT

dated as of July 12, 2023

by and among

LMF 2023-1, LLC,
as Issuer

LUMENT COMMERCIAL MORTGAGE TRUST,
as Advancing Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

and

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Custodian

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [REDACTED], PURSUANT TO REGULATION S-K ITEM 601(B) OF THE SECURITIES ACT OF 1933, AS AMENDED. CERTAIN CONFIDENTIAL INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

TABLE OF CONTENTS

		Page

	ARTICLE I

	DEFINITIONS

Section 1.1	Definitions	3
Section 1.2	Interest Calculation Convention	57
Section 1.3	Rounding Convention	57

	ARTICLE III

	CONDITIONS PRECEDENT; PLEDGED MORTGAGE ASSETS

Section 3.1	General Provisions	80
Section 3.2	Security for Class A Loans and the Notes	82
Section 3.3	Transfer of Collateral	83

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ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1	Satisfaction and Discharge of Indenture	92
Section 4.2	Application of Amounts held in Trust	93
Section 4.3	Repayment of Amounts Held by Paying Agent	93
Section 4.4	Limitation on Obligation to Incur Company Administrative Expenses	93

ARTICLE V

REMEDIES

ARTICLE VI

THE TRUSTEE AND NOTE ADMINISTRATOR

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ARTICLE VII

COVENANTS

ARTICLE VIII

SUPPLEMENTAL INDENTURES

Section 8.1	Supplemental Indentures Without Consent of Class A Lenders and Noteholders	138
Section 8.2	Supplemental Indentures with Consent of the Class A Lenders and the Noteholders	141
Section 8.3	Execution of Supplemental Indentures	143

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Section 8.4	Effect of Supplemental Indentures	145
Section 8.5	Reference in Notes to Supplemental Indentures	145

ARTICLE IX

REDEMPTION OF Securities; REDEMPTION PROCEDURES

ARTICLE X

ACCOUNTS, ACCOUNTINGS AND RELEASES

ARTICLE XI

APPLICATION OF FUNDS

Section 11.1	Disbursements of Amounts from Payment Account	168
Section 11.2	Securities Accounts	173

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ARTICLE XII

SALE OF MORTGAGE ASSETS; ACQUISITION OF Reinvestment Mortgage Assets; FUTURE FUNDING AGREEMENT

ARTICLE XIII

HOLDERS’ RELATIONS

Section 13.1	Subordination	179
Section 13.2	Standard of Conduct	181

ARTICLE XIV

MISCELLANEOUS

Section 14.1	Form of Documents Delivered to the Trustee and Note Administrator	182
Section 14.2	Acts of Class A Lenders and Noteholders	183
Section 14.3	Notices, etc., to the Trustee, the Note Administrator, the Loan Agent, the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Collateral Manager and the Rating Agencies	183
Section 14.4	Notices to Class A Lenders and Noteholders; Waiver	185
Section 14.5	Effect of Headings and Table of Contents	185
Section 14.6	Successors and Assigns	186
Section 14.7	Severability	186
Section 14.8	Benefits of Indenture	186
Section 14.9	Governing Law; Waiver of Jury Trial	186
Section 14.10	Submission to Jurisdiction	186
Section 14.11	Counterparts	186
Section 14.12	17g-5 Information	187
Section 14.13	Rating Agency Condition	189
Section 14.14	Patriot Act Compliance	189

ARTICLE XV

ASSIGNMENT OF THE MORTGAGE ASSET PURCHASE AGREEMENTS

Section 15.1	Assignment of Mortgage Asset Purchase Agreement	190

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ARTICLE XVI

CURE RIGHTS; PURCHASE RIGHTS

Section 16.1	Mortgage Asset Purchase Agreements	192
Section 16.2	Representations and Warranties Related to Reinvestment Mortgage Assets	192
Section 16.3	Operating Advisor	193
Section 16.4	Purchase Right; Holder of a Majority of the Class G Notes	193

ARTICLE XVII

ADVANCING AGENT

SCHEDULES

Schedule A	Schedule of Mortgage Assets
Schedule B	Benchmark
Schedule C	List of Authorized Officers of Collateral Manager
Schedule D	Credit Risk Retention
Schedule E	Modeling Assumptions

EXHIBITS

Exhibit A-1	Form of Class B Second Priority Secured Floating Rate Note (Global Note)
Exhibit A-2	Form of Class B Second Priority Secured Floating Rate Note (Definitive Note)
Exhibit B-1	Form of Class C Third Priority Secured Floating Rate Note (Global Note)
Exhibit B-2	Form of Class C Third Priority Secured Floating Rate Note (Definitive Note)
Exhibit C-1	Form of Class D Fourth Priority Secured Floating Rate Note (Global Note)
Exhibit C-2	Form of Class D Fourth Priority Secured Floating Rate Note (Definitive Note)
Exhibit D	Form of Class E Fifth Priority Secured Floating Rate Note (Definitive Note)
Exhibit E	Form of Class F Sixth Priority Secured Floating Rate Note (Definitive Note)
Exhibit F	Form of Class G Income Note (Definitive Note)
Exhibit G-1	Form of Transfer Certificate – Regulation S Global Note
Exhibit G-2	Form of Transfer Certificate – Rule 144A Global Note
Exhibit G-3	Form of Transfer Certificate – Definitive Note

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Exhibit H	Form of Closing Document Checklist Regarding the Mortgage Asset File
Exhibit I	Form of Custodian Receipt
Exhibit J	Form of Request for Release
Exhibit K	[RESERVED]
Exhibit L	Form of NRSRO Certification
Exhibit M	[RESERVED]
Exhibit N	Form of Note Administrator’s Monthly Report
Exhibit O-1	Form of Investor Certification (for Non-Borrower Affiliates)
Exhibit O-2	Form of Investor Certification (for Borrower Affiliates)
Exhibit P	Form of Online Market Data Provider Certification

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INDENTURE AND SECURITY AGREEMENT, dated as of July 12, 2023, by and among LMF 2023-1, LLC, a limited liability company formed under the laws of Delaware (the “Issuer”), LUMENT COMMERCIAL MORTGAGE TRUST, a Maryland Corporation (“LCMT”), as advancing agent (herein, together with its permitted successors and assigns, the “Advancing Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors and assigns in the trusts hereunder, the “Trustee”), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as note administrator, paying agent, calculation agent, transfer agent, authentication agent and backup advancing agent (herein, in all of the foregoing capacities, together with its permitted successors and assigns, the “Note Administrator”), and COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as custodian (herein, together with its permitted successors and assigns in the trusts hereunder, the “Custodian”).

PRELIMINARY STATEMENT

The Issuer is duly authorized to execute and deliver this Indenture to provide for the Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Secured Parties. The Issuer, the Note Administrator, in all of its capacities hereunder, the Custodian, the Trustee and the Advancing Agent are entering into this Indenture, and the Trustee is accepting the Grant hereunder, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

All things necessary to make this Indenture a valid agreement of the Issuer in accordance with this Indenture’s terms have been done.

GRANTING CLAUSES

The Issuer hereby Grants to the Trustee, for the benefit and security of the Secured Parties, all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising out of (in each case, to the extent of the Issuer’s interest therein and specifically excluding any interest in any related Future Funding Participations therein):

(a)            the Closing Date Mortgage Assets listed on Schedule A hereto which the Issuer purchases on the Closing Date and causes to be delivered to the Custodian (directly or through an agent or bailee) herewith, including all payments thereon or with respect thereto, and all Mortgage Assets which are delivered to the Custodian (directly or through an agent or bailee) after the Closing Date pursuant to the terms hereof (including, without limitation, all Reinvestment Mortgage Assets, Exchange Mortgage Assets and Contribution Mortgage Assets acquired by the Issuer after the Closing Date) and all payments thereon or with respect thereto;

(b)            the Servicing Accounts, the Indenture Accounts, the Class A Loan Payment Account and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts;

(c)            the Eligible Investments;

(d)            the rights of the Issuer under the Collateral Management Agreement, Mortgage Asset Purchase Agreement and the Servicing Agreement;

(e)            all amounts delivered to the Note Administrator (directly or through a securities intermediary);

(f)            all other investment property, instruments and general intangibles in which the Issuer has an interest;

(g)            the Issuer’s ownership interest in, and rights to, all Permitted Subsidiaries; and

(h)            all proceeds with respect to the foregoing clauses (a) through (g).

The collateral described in the foregoing clauses (a) through (h) is referred to herein as the “Collateral.” Such Grants are made to secure the Class A Loans and the Secured Notes equally and ratably without prejudice, priority or distinction between any Class A Loan or Secured Note and any other Class A Loan or Secured Note for any reason, except as expressly provided in this Indenture (including, but not limited to, the Priority of Payments) and to secure (i) the payment of all amounts due on and in respect of the Class A Loans and Secured Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture and the Credit Agreement, all as provided in this Indenture. The foregoing Grant shall, for the purpose of determining the property subject to the lien of this Indenture, be deemed to include any securities and any investments granted by or on behalf of the Issuer to the Trustee for the benefit of the Secured Parties, whether or not such securities or such investments satisfy the criteria set forth in the definitions of “Mortgage Asset” or “Eligible Investment,” as the case may be.

Except to the extent otherwise provided in this Indenture, this Indenture shall constitute a security agreement under the laws of the State of New York applicable to agreements made and to be performed therein, for the benefit of the Class A Lenders and the Noteholders. Upon the occurrence and during the continuation of any Event of Default hereunder, and in addition to any other rights available under this Indenture or any other Collateral held for the benefit and security of the Class A Lenders and the Noteholders or otherwise available at law or in equity but subject to the terms hereof, the Trustee shall have all rights and remedies of a secured party under the laws of the State of New York and other applicable law to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law and the terms of this Indenture, to exercise, sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public and private sale.

The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein in accordance with, and subject to, the terms hereof, in order that the interests of the Secured Parties may be adequately and effectively protected in accordance with this Indenture.

Notwithstanding anything in this Indenture to the contrary, for all purposes hereunder, no Holder of the Class G Notes shall be a secured party for purposes of the Grant by virtue of holding such Notes.

CREDIT RISK RETENTION

On the Closing Date, pursuant to the U.S. Risk Retention Agreement, LMF Holder will retain 100% of the Class G Notes. The Class G Notes are referred to in this Indenture as the EHRI.

ARTICLE I

DEFINITIONS

Section 1.1      Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word “including” and its variations shall mean “including without limitation.” Whenever any reference is made to an amount the determination of which is governed by Section 1.2 hereof, the provisions of Section 1.2 shall be applicable to such determination or calculation, whether or not reference is specifically made to Section 1.2, unless some other method of calculation or determination is expressly specified in the particular provision. All references in this Indenture to designated “Articles,” “Sections,” “Subsections” and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed. The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision. References to (i) the "redemption" of debt shall be understood to refer, in the case of the Class A Loans, to the repayment of the Class A Loans by the Issuer and (ii) the "issuance" of Debt or to the "execution," "authentication" and/or "delivery" of debt shall be understood to refer, in the case of Class A Loans, to the incurrence of Class A Loans by the Issuer, in each case pursuant to the Credit Agreement.

“17g-5 Information”: The meaning specified in Section 14.12(a) hereof.

“17g-5 Information Provider”: The meaning specified in Section 14.12(a) hereof.

“17g-5 Website”: A password-protected internet website maintained by the 17g-5 Information Provider, which shall initially be located at https://www.ctslink.com, under the “NRSRO” tab for this transaction. Any change of the 17g-5 Website shall only occur after notice has been delivered by the 17g-5 Information Provider to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and the Rating Agencies, which notice shall set forth the date of change and new location of the 17g-5 Website.

“Accepted Loan Servicer”: Any commercial mortgage loan master or primary servicer that (1) is engaged in the business of servicing commercial mortgage loans (with a minimum servicing portfolio of $100,000,000) that are comparable to the Mortgage Loans owned or to be owned by the Issuer, (2) as to which [REDACTED] has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination and (3) either (A) within the prior twelve (12) month period, has acted as a servicer in a commercial mortgage backed securities transaction rated by [REDACTED] and [REDACTED] has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination or (B) has been approved by [REDACTED] to act as the servicer or special servicer with respect to a Mortgage Asset.

“Access Termination Notice”: The meaning specified in the Future Funding Agreement.

“Account”: Any of the Servicing Accounts and the Indenture Accounts.

“Accountants’ Report”: A report of a firm of Independent certified public accountants of recognized national reputation.

“Act” or “Act of Noteholders”: The meaning specified in Section 14.2 hereof.

“Acquisition and Disposition Requirements”: With respect to any acquisition (whether by purchase or otherwise) or disposition of a Mortgage Asset, satisfaction of each of the following conditions: (a) such Mortgage Asset is being acquired or disposed of in accordance with the terms and conditions set forth in the Indenture; (b) the acquisition or disposition of such Mortgage Asset does not result in a reduction or withdrawal of the then current rating issued by [REDACTED] or [REDACTED] on the Class A Loans or any Class of Notes then outstanding; and (c) such Mortgage Asset is not being acquired or disposed of for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.

“Acquisition Criteria”: The acquisition of a Reinvestment Mortgage Asset will be permitted only if, as of the date of the commitment to purchase such Mortgage Asset:

(a) the Debt Protection Tests are satisfied;

(b) no Market Trigger has occurred and is continuing;

(b) no Event of Default has occurred and is continuing; and

(c) the Acquisition and Disposition Requirements are satisfied.

“Additional Note Administrator Compensation”: The meaning specified in Section 10.3(c).

“Administrative Modification”: The meaning specified in the Servicing Agreement.

“Advancing Agent”: Lument Commercial Mortgage Trust, a Maryland corporation, solely in its capacity as advancing agent hereunder, unless a successor Person shall have become the Advancing Agent pursuant to the applicable provisions of this Indenture, and thereafter “Advancing Agent” shall mean such successor Person.

“Advancing Agent Fee”: The fee payable monthly in arrears on each Payment Date to the Advancing Agent (or the Backup Advancing Agent or Trustee, as applicable) in accordance with the Priority of Payments, equal to 0.25% per annum on the Aggregate Outstanding Amount of the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date prior to giving effect to distributions with respect to such Payment Date; which fee is hereby waived by the Advancing Agent for so long as LCMT (or any of its Affiliates) (i) is the Advancing Agent and (ii) owns the Class G Notes. Such fee shall accrue on the basis of the actual number of days during the related Interest Accrual Period divided by 360.

“Advisers Act”: The Investment Advisers Act of 1940, as amended.

“Advisory Committee”: The meaning specified in the Collateral Management Agreement.

“Advisory Committee Member Agreement”: The Advisory Committee Member Agreement dated as of July 12, 2023 among the Issuer and the members of the Advisory Committee.

“Affiliate”: With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer or employee (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. The Note Administrator, the Servicer, the Special Servicer and the Trustee may rely on certifications of any Holder or party hereto regarding such Person’s affiliations.

“Agent Members”: Members of, or participants in, the Depository, Clearstream, Luxembourg or Euroclear.

“Aggregate Outstanding Amount”: With respect to any Class A Loans or Class or Classes of the Notes as of any date of determination, the aggregate principal balance of such Class A Loans or Class or Classes of Notes Outstanding as of such date of determination, which includes in the case of the Class E Notes and the Class F Notes, any Deferred Interest with respect to such Class.

“Aggregate Outstanding Portfolio Balance”: On the date of determination thereof, the sum (without duplication) of: (i) the aggregate Principal Balance of the Mortgage Assets, (ii) the aggregate Principal Balance of Cash and Eligible Investments held as Principal Proceeds; and (iii) the aggregate Principal Balance of all Cash and Eligible Investments held in the Reinvestment Account.

“Aggregate Principal Balance”: When used with respect to any Mortgage Assets as of any date of determination, the sum of the Principal Balances on such date of determination of all such Mortgage Assets.

“Applicable [REDACTED] Eligible Investment Rating”: In the case of Eligible Investments with maturities of thirty (30) days or less, the short-term obligations (or, if applicable, deposit accounts) of which are rated at least “[REDACTED]” by [REDACTED] or the long-term obligations (or, if applicable, deposit accounts) of which are rated at least “[REDACTED]” by [REDACTED], or if not rated by [REDACTED], then an equivalent or higher rating by any two other NRSROs (which may include [REDACTED]).

“Applicable [REDACTED] Eligible Investment Rating”: In the case of Eligible Investments with a maturity of 30 days or less, the short-term debt obligations of which are rated at least “[REDACTED]” by [REDACTED] or the long-term debt obligations of which are rated at least “[REDACTED]” by [REDACTED].

“Appraisal”: An appraisal prepared by an Appraiser and certified by such Appraiser as having been prepared in accordance with the requirements of (i) the Standards of Professional Appraisal Practice of the Appraisal Institute, (ii) the Uniform Standards of Professional Appraisal Practice as adopted and published by the Appraisal Standards Board of the Appraisal Foundation, (iii) the Interagency Appraisal and Evaluation Guidelines, as revised December 10, 2010, and (iv) FIRREA.

“Appraiser”: The meaning specified in the Servicing Agreement.

“Appraisal Reduction Amount”: For any Mortgage Asset with respect to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the Principal Balance thereof, plus all other amounts due and unpaid with respect thereto, over (b) the sum of (i) an amount equal to 90% percent of the aggregate appraised value for the underlying mortgaged properties related to such Mortgage Asset (net of any liens senior to the lien of the related mortgage) as determined by an Updated Appraisal on each such underlying mortgaged property related to such Mortgage Asset, plus (ii) the aggregate amount of all reserves, letters of credit and escrows held in connection therewith (other than escrows and reserves for unpaid real estate taxes and assessments and insurance premiums), plus (iii) all insurance and casualty proceeds and condemnation awards that constitute collateral therefor (whether paid or then payable by any insurance company or government authority). With respect to any Mortgage Asset that is a Participation, any Appraisal Reduction Amount will be allocated to such participation interest as provided under the applicable Participation Agreement.

“Appraisal Reduction Event”: With respect to any Mortgage Asset, the occurrence of any of the following events: (i) the 90th day following the occurrence of any uncured delinquency in any monthly payment; (ii) receipt of notice that the related borrower has filed a bankruptcy petition or the date on which a receiver is appointed and continues in such capacity or the 90th day after the related borrower becomes the subject of involuntary bankruptcy proceedings and such proceedings are not dismissed; (iii) the date on which any related underlying mortgaged property becomes an REO Property; (iv) the date on which such Mortgage Asset becomes a Modified Mortgage Asset; or (v) a payment default occurs with respect to a balloon payment due on such Mortgage Asset; provided, however, that if (i) the related borrower is diligently seeking a refinancing commitment or sale of the underlying property, (ii) the related borrower continues to make its original scheduled payments, (iii) no other Appraisal Reduction Event has occurred with respect to such Mortgage Asset, and (vi) the Collateral Manager consents, then an Appraisal Reduction Event with respect to this clause (vi) will be deemed not to occur on or before the 60th day after the original maturity date (inclusive of all extension options that the related borrower had right to elect and did so elect pursuant to the instrument related to such Mortgage Asset) of such Mortgage Asset; and provided, further, that if the related borrower has delivered to the Servicer, on or before the 90th day after the original maturity date, a refinancing Commitment Letter, purchase and sale agreement or letter of intent to acquire the underlying property reasonably acceptable to the Servicer, and the borrower continues to make its original scheduled payments and no other Appraisal Reduction Event has occurred with respect to such Mortgage Asset, then an Appraisal Reduction Event will be deemed not to occur until the earlier of (A) 120 days following the original maturity date of such Mortgage Asset and (B) termination of the refinancing Commitment Letter, purchase and sale agreement or letter of intent to acquire the underlying property.

“Article 15 Agreement”: The meaning specified in Section 15.1(a) hereof.

“Asset Documents”: The indenture, loan agreement, note, mortgage, intercreditor agreement, participation agreement, co-lender agreement or other agreement pursuant to which a Mortgage Asset or an Eligible Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Mortgage Asset or an Eligible Investment or of which holders of such Mortgage Asset or an Eligible Investment are the beneficiaries.

“Assumed Debt Service”: With respect to any Mortgage Asset, the monthly payments of principal and interest due pursuant to the terms of the related Loan Documents (assuming an index rate that is capped at the strike rate of any applicable interest rate cap agreement), excluding (1) any balloon payments, (2) required (non-monthly) principal paydowns, and (3) reserve payments for the following 12 payment dates.

“As-Is Appraisal LTV”: With respect to any Mortgage Asset, the ratio, expressed as a percentage, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of the Principal Balance of such Mortgage Asset to the value estimate of the related Mortgaged Property as reflected in an Appraisal that was obtained not more than 18 months prior to the date of determination, which value is based on the appraisal or portion of an appraisal that states an “as-is” value for such property and may be based on the capitalization rate reflected in such appraisal. In determining As-Is Appraisal LTV for any Reinvestment Mortgage Asset, Contribution Mortgage Asset and Exchange Mortgage Asset that is a Participation, the calculation of As-Is Appraisal LTV will take into account the outstanding Principal Balance of the Participation being acquired by the Issuer and the related Companion Participation(s) (assuming fully funded). In determining the As-Is Appraisal LTV for any Reinvestment Mortgage Asset, Contribution Mortgage Asset and Exchange Mortgage Asset that is cross-collateralized with one or more other Mortgage Assets, the As-Is Appraisal LTV will be calculated with respect to the cross-collateralized group in the aggregate.

“As-Stabilized Appraisal LTV”: With respect to any Mortgage Asset, the ratio, expressed as a percentage, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of the Principal Balance of such Mortgage Asset to the value estimate of the related Mortgaged Property as reflected in an Appraisal that was obtained not more than 18 months prior to the date of determination, which value is based on the appraisal or portion of an appraisal that states an “as-stabilized” value and/or “as-renovated” value for such property, which may be based on the assumption that certain events will occur, including without limitation, with respect to the re-tenanting, renovation or other repositioning of such property and, may be based on the capitalization rate reflected in such appraisal. In determining As-Stabilized Appraisal LTV for any Reinvestment Mortgage Asset, Contribution Mortgage Asset and Exchange Mortgage Asset that is a Participation, the calculation of As-Stabilized Appraisal LTV will take into account the outstanding Principal Balance of the Participation being acquired by the Issuer and the related Companion Participation(s) (assuming fully funded). In determining the As-Stabilized Appraisal LTV for any Reinvestment Mortgage Asset, Contribution Mortgage Asset and Exchange Mortgage Asset that is cross-collateralized with one or more other Mortgage Assets, the As-Stabilized Appraisal LTV will be calculated with respect to the cross-collateralized group in the aggregate.

“Auction Call Redemption”: The meaning specified in Section 9.1(d) hereof.

“Authenticating Agent”: With respect to the Notes or a Class of the Notes, the Person designated by the Note Administrator to authenticate such Notes on behalf of the Note Administrator pursuant to Section 2.12 hereof.

“Authorized Officer”: With respect to the Issuer, any Officer (or attorney-in-fact appointed by the Issuer) who is authorized to act for the Issuer in matters relating to, and binding upon, the Issuer. With respect to the Collateral Manager, the Persons listed on Schedule C attached hereto or such other Person or Persons specified by the Collateral Manager by written notice to the other parties hereto. With respect to the Servicer, a “Responsible Officer” of the Servicer as set forth in the Servicing Agreement. With respect to the Note Administrator, the Loan Agent or the Trustee or any other bank or trust company acting as trustee of an express trust, a Trust Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any Person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

“Backup Advancing Agent”: The Note Administrator, solely in its capacity as Backup Advancing Agent hereunder, or any successor Backup Advancing Agent; provided that any such successor Backup Advancing Agent must be a financial institution having a long-term unsecured debt rating at least equal to “[REDACTED]” by [REDACTED] and a short-term unsecured debt rating from [REDACTED] at least equal to “[REDACTED].”

“Bankruptcy Code”: The federal Bankruptcy Code, Title 11 of the United States Code, as amended from time to time.

“Benchmark”: The reference rate used to determine the rate at which interest will accrue on Class A Loans and on each Class of Notes, which (1) initially will be Term SOFR and (2) from and after the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, will be the applicable Benchmark Replacement.

“Benchmark Determination Date”: With respect to any Interest Accrual Period, (1) if the Benchmark is Term SOFR, the second SOFR Business Day preceding the fifteenth calendar day of the month in which such Interest Accrual Period begins and (2) if the Benchmark is not Term SOFR, the date determined in accordance with the Benchmark Replacement Conforming Changes.

“Benchmark Replacement”: The first alternative set forth in the order below that can be determined by the Collateral Manager (with the consent of the Lead Lender) as of the Benchmark Replacement Date:

(1)            Compounded SOFR;

(2)            the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(3)            the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(4)            the sum of: (a) the alternate rate of interest that has been selected by the Collateral Manager as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated securitizations at such time and (b) the Benchmark Replacement Adjustment.

In no event may the Benchmark Replacement be less than zero.

“Benchmark Replacement Adjustment”: The first alternative set forth in the order below that can be determined by the Collateral Manager (in consultation with the Lead Lender) as of the Benchmark Replacement Date:

(1)            the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)            if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)            the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Collateral Manager giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated securitization transactions at such time.

“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including, but not limited to, changes to the definition of “Interest Accrual Period,” setting an applicable Benchmark Determination Date and Reference Time, the timing and frequency of determining rates and making payments of interest, the method for calculating the Benchmark Replacement and other administrative matters, which may, for the avoidance of doubt, have a material economic impact on the Class A Loans or the Notes) that the Collateral Manager decides, subject to consultation with the Lead Lender, may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Collateral Manager decides that adoption of any portion of such market practice is not administratively feasible or if the Collateral Manager determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Collateral Manager determines, subject to consultation with the Lead Lender, is reasonably necessary).

“Benchmark Replacement Date”: The date selected by the Collateral Manager, in consultation with the Lead Lender, to be an appropriate Benchmark Replacement Date based on market practice.

“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)            a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that the administrator has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is not, or as of a date specified in the future will no longer be, representative.

“Board of Directors”: With respect to the Issuer, the LLC Managers duly appointed by the sole member of the Issuer or otherwise.

“Board Resolution”: With respect to the Issuer, a resolution or unanimous written consent of the LLC Managers or the sole member of the Issuer.

“Business Day”: Any day other than (i) a Saturday or Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York, in the States of Texas or Ohio or the location of the Corporate Trust Office of the Note Administrator, the Trustee or, with respect to any action to be taken by the Loan Agent, the Corporate Trust Office of the Loan Agent, or (iii) days when the New York Stock Exchange or the Federal Reserve Bank of New York are closed.

“Calculation Agent”: The meaning specified in Section 7.14(a) hereof.

“Calculation Amount”: At any time, (a) with respect to any Modified Mortgage Asset, the Principal Balance thereof minus any related Appraisal Reduction Amount; and (b) with respect to any Defaulted Mortgage Asset, the lowest of (i) the [REDACTED] Recovery Rate of such Mortgage Asset multiplied by the Principal Balance of such Mortgage Asset, (ii) the market value of such Mortgage Asset, as determined by the Collateral Manager in accordance with the Collateral Management Standard based upon, among other things, a recent Appraisal and information from one or more third party commercial real estate brokers and such other information as the Collateral Manager deems appropriate and (iii) the Principal Balance of such Mortgage Asset, minus any applicable Appraisal Reduction Amounts.

“Cash”: Such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts.

“Cash Collateral Accounts”: The meaning specified in the Servicing Agreement.

“Certificate of Authentication”: The meaning specified in Section 2.1 hereof.

“Certificated Security”: A “certificated security” as defined in Section 8-102(a)(4) of the UCC.

“Class”: The Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes or the Class G Notes, as applicable.

“Class A Defaulted Interest Amount”: With respect to the Class A Loans as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A Loans on account of any shortfalls in the payment of the Class A Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class A Rate.

“Class A Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class A Loans on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class A Loans on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (iii) the Class A Rate.

“Class A Lender”: Collectively, (i) the initial Lenders under the Credit Agreement and (ii) each Person who from time to time becomes a Lender (as defined in the Credit Agreement) with respect to the Class A Loan.

“Class A Loan Payment Account”: The payment account established by the Loan Agent pursuant to Section 8.6 of the Credit Agreement.

“Class A LTV”: With respect to any Measurement Date on which any Class A Loan is Outstanding, an amount, expressed as a percentage, equal to (a) the Aggregate Outstanding Amount of the Class A Loans divided by (b) (i) the sum of the Class A LTV Calculation Amount for each Mortgage Asset plus (ii) the sum (without duplication) of (A) the aggregate Principal Balance of Cash and Eligible Investments held as Principal Proceeds plus (B) the aggregate Principal Balance of Cash and Eligible Investments held in the Reinvestment Account.

“Class A LTV Calculation Amount”: At any time, (a) with respect to any Mortgage Asset, other than a Class A LTV Test Defaulted Mortgage Asset or a Mortgage Asset that is subject to a Material Modification Reduction Event, the lowest of (i) the Principal Balance of such Mortgage Asset, (ii) the third-party appraised value of such Mortgage Asset obtained by the Collateral Manager, provided such value is reflective of changes to credit risk or the fundamentals of the underlying loan, excluding the impact of any changes to market pricing and spreads since the underlying loan was originated, as determined by the Collateral Manager in accordance with the Collateral Management Standard and (iii) the value of the Mortgage Assets held on LCMT’s books and records, (b) with respect to any Class A LTV Test Defaulted Mortgage Asset, zero; and (c) with respect to any Mortgage Asset that is subject to a Material Modification Reduction Event, the lesser of (i) 50% of the Principal Balance of such Mortgage Asset and (ii) the value of the Mortgage Assets held on LCMT’s books and records (such lesser amount, the “Material Modification Reduction Value”); provided that, with respect to clause (c), if, after the ninetieth (90th) day following the date of such Material Modification Reduction Event, an Independent appraisal firm assigns a valuation to such Mortgage Asset that is higher than the Material Modification Reduction Value, then, following written notice to the Class A Lenders of such valuation, the Class A LTV Calculation Amount of such Mortgage Asset shall be equal to such appraisal value.

“Class A LTV Test”: A test that will be met as of any Measurement Date on which the Class A LTV is less than 77.0%.

“Class A LTV Test Defaulted Mortgage Asset”: Any Mortgage Asset for which the related Mortgage Loan is a Class A LTV Test Defaulted Mortgage Loan.

“Class A LTV Test Defaulted Mortgage Loan”: (i) Any REO Loan, (ii)  any Mortgage Loan for which the related Mortgaged Property is determined to be uninhabitable by the Special Servicer in accordance with Section 3.10(g) of the Servicing Agreement or (iii) any Mortgage Loan for which there has occurred and is continuing for more than eight (8) Business Days either (x) a default in the payment of any amounts due and payable to lender under the related Asset Documents, including balloon and other mandatory repayments and prepayments (after giving effect to any applicable grace period but without giving effect to any waiver) or (y) any other material monetary or non-monetary event of default that is known to the Servicer and has occurred and is continuing (after giving effect to any applicable grace period but without giving effect to any waiver); provided, however, that any Mortgage Asset as to which an Appraisal Reduction Event has not occurred due to the circumstances specified in clause (iv) of the definition thereof and which is not otherwise a Class A LTV Test Defaulted Mortgage Loan will be deemed not to be a Class A LTV Test Defaulted Mortgage Loan for purposes of determining the Class A LTV Calculation Amount for the Class A LTV Test. If a Class A LTV Test Defaulted Mortgage Loan is the subject of a work-out, modification or otherwise has cured the default such that the subject Class A LTV Test Defaulted Mortgage Loan is no longer in default pursuant to its terms (as such terms may have been modified), such Mortgage Loan will no longer be treated as a Class A LTV Test Defaulted Mortgage Loan (although such Mortgage Loan will still be subject to the provisions related to Material Modifications, if applicable).

“Class A Loan”: The Loans as defined in and incurred pursuant to the Credit Agreement and having the characteristics specified in the Credit Agreement.

“Class A Rate”: With respect to any Class A Loan, the per annum rate at which interest accrues on such Class A Loan for any Interest Accrual Period, which shall be equal to (a) the greater of (i) the Benchmark for such Interest Accrual Period and (ii) 1.00%, plus (b) 2.85%, plus (c) if an Event of Default occurs and is continuing due to a payment failure with respect to the Class A Loans, 2.00%.

“Class A Rating Test”: A test that will be met as of any Measurement Date on which the Class A Loan is rated “[REDACTED]” or higher by [REDACTED] or “[REDACTED]” or higher by [REDACTED] (or an equivalent rating by any other NRSRO).

“Class B Defaulted Interest Amount”: With respect to the Class B Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class B Notes on account of any shortfalls in the payment of the Class B Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class B Rate.

“Class B Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class B Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class B Notes on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (iii) the Class B Rate.

“Class B Notes”: The Class B Second Priority Secured Floating Rate Notes due 2032, issued by the Issuer pursuant to this Indenture.

“Class B Rate”: With respect to any Class B Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to:

(a) for any Interest Accrual Period with respect to which a Market Trigger has not occurred and is not continuing on the related Determination Date (or has been cured pursuant to the Priority of Payments such that the Class B Interest Distribution Amount (as determined using the Class B Rate described in this clause (a) above) can be paid in full), the sum of (i) the Benchmark for such Interest Accrual Period plus (ii) 4.35%;

(b) for any Interest Accrual Period with respect to which both (1) a Market Trigger has occurred and is continuing as of the related Determination Date and (2) such Market Trigger will not be cured pursuant to the Priority of Payments such that the Class B Interest Distribution Amount (as determined using the Class B Rate described in clause (a) above) can be paid in full, 0%; and

(c) for any Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, the “Class B Rate” for the applicable Interest Accrual Period will be the rate set forth in clause (a) above, without regard to whether a Market Trigger has occurred.

“Class C Defaulted Interest Amount”: With respect to the Class C Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class C Notes on account of any shortfalls in the payment of the Class C Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class C Rate.

“Class C Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class C Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class C Notes on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (iii) the Class C Rate.

“Class C Notes”: The Class C Third Priority Secured Floating Rate Notes due 2032, issued by the Issuer pursuant to this Indenture.

“Class C Rate”: With respect to any Class C Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to:

(a) for any Interest Accrual Period with respect to which a Market Trigger has not occurred and is not continuing on the related Determination Date (or has been cured pursuant to the Priority of Payments such that the Class C Interest Distribution Amount (as determined using the Class C Rate described in this clause (a) above) can be paid in full), the sum of (i) the Benchmark for such Interest Accrual Period plus (ii) 5.65%;

(b) for any Interest Accrual Period with respect to which both (1) a Market Trigger has occurred and is continuing as of the related Determination Date and (2) such Market Trigger will not be cured pursuant to the Priority of Payments such that the Class C Interest Distribution Amount (as determined using the Class C Rate described in clause (a) above) can be paid in full, 0%; and

(c) for any Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, the “Class C Rate” for the applicable Interest Accrual Period will be the rate set forth in clause (a) above, without regard to whether a Market Trigger has occurred.

“Class D Defaulted Interest Amount”: With respect to the Class D Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class D Notes on account of any shortfalls in the payment of the Class D Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class D Rate.

“Class D Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class D Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class D Notes on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (iii) the Class D Rate.

“Class D Notes”: The Class D Fourth Priority Secured Floating Rate Notes due 2032, issued by the Issuer pursuant to this Indenture.

“Class D Rate”: With respect to any Class D Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to:

(a) for any Interest Accrual Period with respect to which a Market Trigger has not occurred and is not continuing on the related Determination Date (or has been cured pursuant to the Priority of Payments such that the Class D Interest Distribution Amount (as determined using the Class D Rate described in this clause (a) above) can be paid in full), the sum of (i) the Benchmark for such Interest Accrual Period plus (ii) 6.25%;

(b) for any Interest Accrual Period with respect to which both (1) a Market Trigger has occurred and is continuing as of the related Determination Date and (2) such Market Trigger will not be cured pursuant to the Priority of Payments such that the Class D Interest Distribution Amount (as determined using the Class D Rate described in clause (a) above) can be paid in full, 0%; and

(c) for any Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, the “Class D Rate” for the applicable Interest Accrual Period will be the rate set forth in clause (a) above, without regard to whether a Market Trigger has occurred.

“Class E Defaulted Interest Amount”: With respect to the Class E Notes as of each Payment Date for which no Class A Loans, Class B Notes, Class C Notes or Class D Notes are outstanding, the accrued and unpaid amount due to Holders of the Class E Notes on account of any shortfalls in the payment of the Class E Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class E Rate.

“Class E Deferred Interest”: So long as any Class A Loans, Class B Notes, Class C Notes or Class D Notes are Outstanding, any interest due on the Class E Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.

“Class E Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class E Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class E Notes (including Class E Deferred Interest) on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (iii) the Class E Rate.

“Class E Notes”: The Class E Fifth Priority Floating Rate Notes due 2032, issued by the Issuer pursuant to this Indenture.

“Class E Rate”: With respect to any Class E Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to:

(a) for any Interest Accrual Period with respect to which a Market Trigger has not occurred and is not continuing on the related Determination Date (or has been cured pursuant to the Priority of Payments such that the Class E Interest Distribution Amount (as determined using the Class E Rate described in this clause (a) above) can be paid in full), the sum of (i) the Benchmark for such Interest Accrual Period plus (ii) 6.75%;

(b) for any Interest Accrual Period with respect to which both (1) a Market Trigger has occurred and is continuing as of the related Determination Date and (2) such Market Trigger will not be cured pursuant to the Priority of Payments such that the Class E Interest Distribution Amount (as determined using the Class E Rate described in clause (a) above) can be paid in full, 0%; and

(c) for any Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, the “Class E Rate” for the applicable Interest Accrual Period will be the rate set forth in clause (a) above, without regard to whether a Market Trigger has occurred.

“Class F Defaulted Interest Amount”: With respect to the Class F Notes as of each Payment Date for which no Class A Loans, Class B Notes, Class C Notes, Class D Notes or Class E Notes are outstanding, the accrued and unpaid amount due to Holders of the Class F Notes on account of any shortfalls in the payment of the Class F Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class F Rate.

“Class F Deferred Interest”: So long as any Class A Loans, Class B Notes, Class C Notes, Class D Notes or Class E Notes are Outstanding, any interest due on the Class F Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.

“Class F Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class F Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class F Notes (including Class F Deferred Interest) on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (iii) the Class F Rate.

“Class F Notes”: The Class F Sixth Priority Floating Rate Notes due 2032, issued by the Issuer pursuant to this Indenture.

“Class F Rate”: With respect to any Class F Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to:

(a) for any Interest Accrual Period with respect to which a Market Trigger has not occurred and is not continuing on the related Determination Date (or has been cured pursuant to the Priority of Payments such that the Class F Interest Distribution Amount (as determined using the Class F Rate described in this clause (a) above) can be paid in full), the sum of (i) the Benchmark for such Interest Accrual Period plus (ii) 7.75%;

(b) for any Interest Accrual Period with respect to which both (1) a Market Trigger has occurred and is continuing as of the related Determination Date and (2) such Market Trigger will not be cured pursuant to the Priority of Payments such that the Class F Interest Distribution Amount (as determined using the Class F Rate described in clause (a) above) can be paid in full, 0%; and

(c) for any Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, the “Class F Rate” for the applicable Interest Accrual Period will be the rate set forth in clause (a) above, without regard to whether a Market Trigger has occurred.

“Class G Notes”: The Class G Income Notes Due 2032, issued by the Issuer pursuant to this Indenture.

“Class G-P Subcomponent”: The meaning specified in Section 2.17(a) hereof.

“Class G-R Subcomponent”: The meaning specified in Section 2.17(a) hereof.

“Class G-XS Reference Amount”: The meaning specified in Section 2.17(b) hereof.

“Class G-XS Subcomponent”: The meaning specified in Section 2.17(a) hereof.

“Clean-up Call”: The meaning specified in Section 9.1(a) hereof.

“Clearstream, Luxembourg”: Clearstream Banking, société anonyme, a limited liability company organized under the laws of the Grand Duchy of Luxembourg.

“Closing Date”: July 12, 2023.

“Closing Date Mortgage Assets”: The Whole Loans and Participations listed on Schedule A attached hereto.

“Code”: The United States Internal Revenue Code of 1986, as amended.

“Collateral”: The meaning specified in the first paragraph of the Granting Clause of this Indenture.

“Collateral Management Agreement”: The Collateral Management Agreement, dated as of the Closing Date, by and between the Issuer and the Collateral Manager, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Collateral Management Standard”: The meaning set forth in the Collateral Management Agreement.

“Collateral Manager”: Lument Investment Management, LLC, each of its permitted successors and assigns or any successor Person that shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement and thereafter “Collateral Manager” shall mean such successor Person.

“Collateral Manager Fee”: The meaning set forth in the Collateral Management Agreement.

“Collection Account”: The meaning specified in the Servicing Agreement.

“Commitment Letter”: A definitive letter of commitment or term sheet provided by an institutional lender.

“Committed Reinvestment Mortgage Asset”: Any Reinvestment Mortgage Asset for which, on or before the last day of the Reinvestment Period, the Issuer (or the Collateral Manager (or an affiliate or third party on behalf of the Collateral Manager) on behalf of the Issuer) has entered into a loan application or binding commitment to purchase such Reinvestment Mortgage Asset.

“Committed Warehouse Line”: A warehouse facility, repurchase facility or other similar financing facility pursuant to which the related lender has approved advances (at a 60% or greater advance rate) to fund future advance requirements under Future Funding Participations, subject only to the satisfaction of general conditions precedent in the related facility documents.

“Company Administrative Expenses”: All fees, expenses and other amounts due or accrued with respect to any Payment Date and payable by the Issuer or any Permitted Subsidiary (including legal fees and expenses) to (i) the Note Administrator, the Custodian, the Loan Agent and the Trustee pursuant to this Indenture or any co-trustee appointed pursuant to Section 6.7 hereof (including amounts payable by the Issuer as indemnification pursuant to this Indenture or the Credit Agreement), (ii) the LLC Managers (including indemnification), (iii) the independent accountants, agents and counsel of the Issuer for reasonable fees and expenses (including amounts payable in connection with the preparation of tax forms on behalf of the Issuer), and any registered office and government filing fees, in each case, payable in the order in which invoices are received by the Issuer, (iv) a Rating Agency for fees and expenses in connection with any rating (including the annual fee payable with respect to the monitoring of any rating) of the Class A Loans or Notes, including fees and expenses due or accrued in connection with any credit assessment or rating of the Mortgage Assets, (v) the Collateral Manager under this Indenture and the Collateral Management Agreement (including amounts payable by the Issuer as indemnification pursuant to this Indenture or the Collateral Management Agreement), (vi) other Persons as indemnification pursuant to the Collateral Management Agreement, (vii) the Advancing Agent or other entities as indemnification pursuant to the provisions pertaining to the Advancing Agent in this Indenture, (viii) the Servicer, the Special Servicer or the Collateral Manager as indemnification or reimbursement of expenses pursuant to the Servicing Agreement, (ix) the CREFC® Intellectual Property Royalty License Fee, (x) each member of the Advisory Committee (including amounts payable as indemnification) under the Advisory Committee Member Agreement, the Collateral Manager and the Issuer (and the amounts payable by the Issuer to each member of the Advisory Committee as indemnification pursuant to each such agreement), (xi) the Loan Agent, in the amount specified in the applicable Fee Letters, for all services rendered pursuant to the Credit Agreement, (xii) the Loan Agent, for reasonable expenses incurred by it in the course of its investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other documents delivered in connection with the Credit Agreement, (xiii) the Loan Agent and the Class A Lenders, for all reasonable out-of-pocket costs and expenses of (a) the Loan Agent and the Class A Lenders in connection with any amendment, waiver or consent of the Transaction Documents and the documents and instruments referred to therein and (b) the Loan Agent and each of the Class A Lenders in connection with any Default or with the enforcement of the Transaction Documents and the documents and instruments referred to therein (including the reasonable fees and disbursements of counsel for the Loan Agent and one (1) counsel in total for all Class A Lenders, collectively), (xiv) any other Person in respect of any governmental fee, charge or tax (including any FATCA compliance costs) in relation to the Issuer (in each case as certified by an Authorized Officer of the Issuer to the Note Administrator), in each case, payable in the order in which invoices are received by the Issuer, and (xv) any other Person in respect of any other fees or expenses (including indemnifications) permitted under this Indenture (including, without limitation, any costs or expenses incurred in connection with certain modeling systems and services) and the documents delivered pursuant to or in connection with this Indenture and the Notes and any amendment or other modification of any such documentation, in each case unless expressly prohibited under this Indenture (including, without limitation, the payment of all transaction fees and all legal and other fees and expenses required in connection with the purchase of any Mortgage Assets or any other transaction authorized by this Indenture), in each case, payable in the order in which invoices are received by the Issuer; provided that Company Administrative Expenses will not include (a) amounts payable in respect of the Class A Loans or Notes and (b) any Collateral Manager Fee payable pursuant to the Collateral Management Agreement.

“Compounded SOFR”: “30-Day Average SOFR” as reported on the website of the Federal Reserve Bank of New York currently at https://apps.newyorkfed.org/markets/autorates/sofr-avg-ind, or any successor source for the rate currently identified as “30-Day Average SOFR” identified as such by the Federal Reserve Bank of New York from time to time.

“Contribution Mortgage Asset”: Any new Mortgage Loan or Participation contributed by the Holders of the Class G Notes.

“Controlling Class”: The Class A Loans, so long as any Class A Loans are Outstanding, then the Class B Notes, so long as any Class B Notes are Outstanding, then the Class C Notes, so long as any Class C Notes are Outstanding, then the Class D Notes, so long as any Class D Notes are Outstanding, then the Class E Notes, so long as any Class E Notes are Outstanding and then the Class F Notes, so long as any Class F Notes are Outstanding.

“Corporate Trust Office”: The designated corporate trust office of (i) the Trustee, currently located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: CMBS Trustee – LMF 2023-1, LLC, (ii) the Note Administrator, currently located at (a) with respect to the delivery of Asset Documents, at 1055 10th Avenue SE, Minneapolis, Minnesota, 55414, Attention: Document Custody Group, (b) with respect to the delivery of Note transfers and surrenders, at 1505 Energy Park Drive, St. Paul, Minnesota 55108 and (c) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services (CMBS), LMF 2023-1, LLC or (iii) such other address as the Trustee or the Note Administrator, as applicable, may designate from time to time by notice to the Class A Lenders and the Noteholders, the 17g-5 Information Provider and the parties hereto.

“Corresponding Tenor”: With respect to a Benchmark Replacement, a tenor having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Credit Agreement”: The credit agreement, dated as of July 12, 2023, by and among LMF 2023-1, LLC, as borrower, Massachusetts Mutual Life Insurance Company, as lead lender, Computershare Trust Company, N.A. as loan agent, the Trustee and various financial institutions and other persons which are, or may become, parties thereto as lenders.

“Credit Risk/Defaulted Mortgage Asset Cash Purchase”: The meaning specified in Section 12.1(b) hereof.

“Credit Risk Mortgage Asset”: Any Mortgage Asset that, in the Collateral Manager’s reasonable business judgment, has (or, in the case of a Participation, the related Participated Mortgage Loan has) a significant risk of declining in credit quality or, with a lapse of time, has a significant risk of becoming a Defaulted Mortgage Asset in the foreseeable future.

“Credit Risk Mortgage Asset Exchange”: The meaning specified in Section 12.1(f) hereof.

“CREFC® Intellectual Property Royalty License Fee”: With respect to each Mortgage Asset and for any Payment Date, an amount accrued during the related Interest Accrual Period at the CREFC® Intellectual Property Royalty License Fee Rate on the Principal Balance of such Mortgage Asset as of the close of business on the Determination Date in such Interest Accrual Period. Such amounts shall be computed for the same period and on the same interest accrual basis respecting which any related interest payment due or deemed due on the related Mortgage Asset is computed and shall be prorated for partial periods.

“CREFC® Intellectual Property Royalty License Fee Rate”: With respect to each Mortgage Asset, a rate equal to 0.0005% per annum.

“Criteria-Based Modification”: The meaning specified in the Servicing Agreement.

“Custodial Account”: An account at the Securities Intermediary established pursuant to Section 10.1(b) hereof.

“Custodian”: The meaning specified in Section 3.3(a) hereof.

“Debt Protection Tests”: The Par Value Test and the Interest Coverage Test.

“Default”: Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Defaulted Mortgage Asset”: Any Mortgage Asset for which the related Mortgage Loan is a Defaulted Mortgage Loan.

“Defaulted Mortgage Asset Exchange”: The meaning specified in Section 12.1(f) hereof.

“Defaulted Mortgage Loan”: Any Mortgage Loan for which there has occurred and is continuing for more than 90 days either (x) a default in the payment of any amounts due and payable to lender under the related Asset Documents, including balloon and other mandatory repayments and prepayments (after giving effect to any applicable grace period but without giving effect to any waiver) or (y) any other material monetary or non-monetary event of default that is known to the Servicer and has occurred and is continuing (after giving effect to any applicable grace period but without giving effect to any waiver); provided, however, that any Mortgage Asset as to which an Appraisal Reduction Event has not occurred due to the circumstances specified in clause (iv) of the definition thereof and which is not otherwise a Defaulted Mortgage Loan will be deemed not to be a Defaulted Mortgage Loan for purposes of determining the Calculation Amount for the Par Value Test. If a Defaulted Mortgage Loan is the subject of a work-out, modification or otherwise has cured the default such that the subject Defaulted Mortgage Loan is no longer in default pursuant to its terms (as such terms may have been modified), such Mortgage Loan will no longer be treated as a Defaulted Mortgage Loan (although such Mortgage Loan will still be subject to the provisions related to Material Modifications, if applicable).

“Deferred Interest”: The Class E Deferred Interest and the Class F Deferred Interest.

“Definitive Notes”: The meaning specified in Section 2.2(b) hereof.

“Depository”: The Depository Trust Company, its nominees, and their respective successors.

“Determination Date”: The 11th day of each month or, if such date is not a Business Day, the succeeding Business Day, commencing on the Determination Date in August 2023.

“Disposition Limitation Threshold”: The time at which the sum of (i) the cumulative aggregate Principal Balance of Credit Risk Mortgage Assets (other than those that are Defaulted Mortgage Assets) sold by the Issuer to the Collateral Manager, LCMT or an affiliate of either, or any account managed by the Collateral Manager plus (ii) the cumulative aggregate Principal Balance of Credit Risk Mortgage Assets exchanged for Exchange Mortgage Assets, is equal to or greater than 10% of the aggregate Principal Balance of the Closing Date Mortgage Assets as of the Closing Date.

“Disqualified Transferee”: The meaning specified in Section 2.5(l) hereof.

“Dissolution Expenses”: The amount of expenses reasonably likely to be incurred in connection with the discharge of this Indenture, the liquidation of the Collateral and the dissolution of the Issuer, as reasonably certified by the Collateral Manager or the Issuer, based in part on expenses incurred by the Note Administrator, the Custodian and the Trustee and reported to the Collateral Manager.

“Diversity Test”: A test that will be satisfied as of any Measurement Date on which the number of individual, non-Affiliated Obligors related to the pool of Mortgage Assets (excluding any Obligors related to Defaulted Mortgage Assets), as reported by the Collateral Manager to the Note Administrator, is equal to or greater than ten (10).

“Dodd-Frank”: The Dodd Frank Wall Street Reform and Consumer Protection Act, as amended from time to time.

“Dollar”, “U.S. $” or “$”: A U.S. dollar or other equivalent unit in Cash.

“Due Period”: With respect to any Payment Date, the period commencing on the day immediately succeeding the second preceding Determination Date (or commencing on and excluding the Closing Date, in the case of the Due Period relating to the first Payment Date) and ending on and including the Determination Date immediately preceding such Payment Date.

“EHRI”: Any interest in the Issuer that satisfies the definition of “eligible horizontal residual interest” in the U.S. Credit Risk Retention Rules. As of the Closing Date, the Class G Notes shall constitute the EHRI.

“Eligibility Criteria”: With respect to any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset (excluding any Funded Companion Participations related to the Closing Date Mortgage Assets, as to which only the Future Advance Acquisition Criteria will be required to be satisfied), the criteria set forth below, compliance with which shall be evidenced by an Officer’s Certificate of the Collateral Manager delivered to the Trustee as of the date of such acquisition:

(a)            it is a Whole Loan or a Senior Participation in a Participated Mortgage Loan that is secured by a Multi-family Property;

(b)            it is not an Equity Interest;

(c)            it is not a ground-up construction loan;

(d)            the obligor is incorporated or organized under the laws of, and the Mortgage Asset is secured by property located in, the United States;

(e)            it has a maturity date, assuming the exercise of all extension options (if any) that are exercisable at the option of the related borrower under the terms of such Mortgage Asset, that is not more than seven years from the Closing Date (without counting the initial stub interest period for newly originated loans);

(f)            the Collateral Manager has determined that it has an As-Stabilized Appraisal LTV that is not greater than 80.0% ;

(g)            the Collateral Manager has determined that it has an Underwritten Stabilized NCF DSCR that is not less than 1.15x;

(h)            the Weighted Average Life of the Mortgage Assets, assuming the exercise of all contractual extension options (if any) that are exercisable by the borrower under each Mortgage Asset, is less than or equal to the number of years (rounded to the nearest one hundredth thereof) during the period from such date of determination to 5.50 years from the Closing Date;

(i)            the Weighted Average Spread of the Mortgage Assets is not less than 2.95%;

(j)            the aggregate Principal Balance of Mortgage Assets secured by Mortgaged Properties located in (x) Texas is no more than 45.0% of the Aggregate Outstanding Portfolio Balance, (y) California, Florida, New York and Georgia is (in each case) no more than 40.0% of the Aggregate Outstanding Portfolio Balance and (z) any other state is no more than 20.0% of the Aggregate Outstanding Portfolio Balance;

(k)            the Herfindahl Score is greater than or equal to 14;

(l)             [REDACTED];

(m)            a No Downgrade Confirmation has been received from [REDACTED] with respect to the acquisition of such Mortgage Asset, except that such confirmation will not be required with respect to the acquisition of a Participation if (i) the Issuer already owns a Participation in the same underlying Participated Mortgage Loan and (ii) the principal balance of the Participation being acquired is less than $5,000,000;

(n)            it will not require the Issuer to make any future payments after the Issuer’s purchase thereof;

(o)            if it is a Mortgage Asset with a related Future Funding Participation:

(i)            the Future Funding Indemnitor has Segregated Liquidity (evidenced by a certification) in an amount at least equal to the greater of (1) the Largest One Quarter Future Advance Estimate and (2) the Two Quarter Future Advance Estimate for the immediately following two calendar quarters (based on the Future Funding Amounts for all outstanding Future Funding Participations of the Seller and its Affiliates related to the Mortgage Assets);

(ii)            the maximum principal amount of all Future Funding Participations, excluding Future Funding Earn-Out Advances, with respect to all Mortgage Assets does not exceed 25.0% of the maximum commitment amount of all Mortgage Assets (which, with respect to each Mortgage Asset, will equal the sum of (1) the related initial Principal Balance and (2) any related Future Funding Amount); and

(iii)            the maximum principal amount of the related Future Funding Participation, excluding Future Funding Earn-Out Advances, does not exceed 35.0% of the maximum principal amount (including all related funded and unfunded Participations) of such Mortgage Asset;

(p)            if it is a Mortgage Asset that represents a Future Funding Earn-Out Advance, the Future Funding Earn-Out Advance Criteria are satisfied;

(q)            the following additional criteria:

(i)            the Collateral Manager has determined that it has (1) an As-Is Appraisal LTV that is not greater than 75.0% and (2) an As-Stabilized Appraisal LTV that is not greater than 65.0%

(ii)            the Collateral Manager has determined that it has (1) an Underwritten As-Is NCF DSCR that is not less than 1.00x and (2) an Underwritten Stabilized NCF DSCR that is not less than 1.15x;

(iii)            the Collateral Manager has determined that it has (1) an Underwritten As-Is NCF Debt Yield that is not less than 5.00% and (2) an Underwritten Stabilized NCF Debt Yield that is not less than 7.00%;

(iv)            the Mortgage Asset is secured by a Mortgaged Property with In-Place Occupancy of not less than 80.0%;

(v)            (1) the Mortgage Asset is secured by a Mortgaged Property located in a top fifty (50) metropolitan statistical area, (2) the aggregate Principal Balance of all Mortgage Assets secured by Mortgaged Properties located in the top forty (40) metropolitan statistical areas is not less than 90% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset, (3) the aggregate Principal Balance of all Mortgage Assets secured by Mortgaged Properties located in the State with the largest aggregate principal balance of all Mortgage Assets is no more than 35.0% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset, (4) the aggregate Principal Balance of all Mortgage Assets secured by Mortgaged Properties located in any individual state other than the State with the largest aggregate principal balance of all Mortgage Assets is no more than 20.0% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset;

(vi)            with respect to each of the top two (2) largest Mortgage Assets, the Principal Balance of each such individual Mortgage Asset is not more than 7.5% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset,

(vii)            with respect to each of the next four (4) largest Mortgage Assets, the Principal Balance of each such individual Mortgage Asset is not more than 6.0% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset,

(viii)            with respect to each of the next four (4) largest Mortgage Assets, the Principal Balance of each such individual Mortgage Asset is not more than 5.5% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset and

(ix)           with respect to each Mortgage Asset that is not included in the top ten (10) largest Mortgage Assets, the Principal Balance of each such individual Mortgage Asset is not more than 4.0% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset;

(x)            the sum of the Principal Balance of such Mortgage Asset and the Principal Balance of all Mortgage Assets that have the same guarantor or an affiliated guarantor does not exceed 15.0% of the sum of the Class A LTV Calculation Amounts for each Mortgage Asset;

(r)            the Principal Balance of such Mortgage Asset is not greater than 12.5% of the Aggregate Outstanding Portfolio Balance;

(s)           the sum of the Principal Balance of such Mortgage Asset and the Principal Balance of all Mortgage Assets that have the same guarantor or an affiliated guarantor does not exceed 20.0% of the Aggregate Outstanding Principal Balance;

(t)            it is not prohibited under its Asset Documents from being purchased by the Issuer and pledged to the Trustee;

(u)           it is not the subject of any solicitation by the borrower to amend, modify or waive any provision of any of the related Asset Documents;

(v)           it is not an interest that, in the Collateral Manager’s reasonable business judgment, has a significant risk of declining in credit quality or, with lapse of time or notice, becoming a Defaulted Mortgage Asset;

(w)          it is not a Defaulted Mortgage Asset (as determined by the Collateral Manager after reasonable inquiry);

(x)           it is Dollar denominated and may not be converted into an obligation payable in any other currencies;

(y)           if such Mortgage Asset is a Senior Participation, it does not have “buy/sell” rights as a dispute resolution mechanism;

(z)            it provides for the repayment of principal at not less than par no later than upon its fully extended maturity or upon redemption, acceleration or its full prepayment;

(aa)         it, or in the case of a Participation, the underlying Participated Mortgage Loan, is serviced pursuant to the Servicing Agreement or it is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement that includes the servicing provisions substantially similar to those that are standard in commercial mortgage-backed securities transactions;

(bb)         it is purchased from the Seller, or any of its subsidiaries, and the requirements set forth in Section 16.3 regarding the representations and warranties with respect to such Mortgage Asset and the underlying mortgaged property (as applicable) have been met (subject to such exceptions as are reasonably acceptable to the Collateral Manager);

(cc)         if it is a participation interest, following the acquisition of such Mortgage Asset, the related Participating Institution will be the Issuer;

(dd)        its acquisition will be in compliance with Section 206 of the Advisers Act;

(ee)         its acquisition, ownership, enforcement and disposition will not cause the Issuer to fail to be a Qualified REIT Subsidiary or other disregarded entity of a REIT unless Issuer has received an opinion of Cadwalader, Wickersham & Taft LLP, Mayer Brown LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will not be treated as an association taxable as a corporation, a “taxable mortgage pool” or a “publicly traded partnership” for U.S. federal income tax purposes;

(ff)          its acquisition would not cause the Issuer or the pool of Mortgage Assets to be required to register as an investment company under the Investment Company Act; and if the borrowers with respect to the Mortgage Asset are excepted from the definition of an “investment company” solely by reason of Section 3(c)(1) of the Investment Company Act, then either (x) such Mortgage Asset does not constitute a “voting security” for purposes of the Investment Company Act or (y) the aggregate amount of such Mortgage Asset held by the Issuer is less than 10.0% of the entire issue of such Mortgage Asset;

(gg)        it does not provide for any payments which are or will be subject to deduction or withholding for or on account of any withholding or similar tax (other than withholding on amendment, modification and waiver fees, late payment fees, commitment fees, exit fees, extension fees or similar fees), unless the borrower under such Mortgage Asset is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes) will equal the full amount that the Issuer would have received had no such deduction or withholding been required; and

(hh)        it is not acquired for the primary purpose of recognizing gains or decreasing losses resulting from market value changes;

provided, however, that (i) for purposes of clauses (h), (i), (j), (k), (q)(v), (vi), (vii), (viii), (ix), (x), (o)(ii), (r) and (s) above, if the acquisition of such Mortgage Asset would either improve compliance with or maintain the same degree of compliance with the applicable concentration limits after giving effect to such acquisition, then such Eligibility Criteria will be deemed to have been satisfied, and (ii) any determination of a percentage pursuant to the Eligibility Criteria (except for the Weighted Average Spread of all Mortgage Assets) shall be rounded to the nearest 1/10th of one percent; provided further that, with respect to any Reinvestment Mortgage Asset or Exchange Mortgage Asset that fails to satisfy any Eligibility Criteria set forth in clause (q) above, such Mortgage Asset shall be deemed to satisfy such Eligibility Criteria if the Collateral Manager has obtained consent of the Lead Lender.

“Eligible Account”:

(i)            An account maintained with a federal or state chartered depository institution or trust company which has, or in the case of the Securities Intermediary, the clearing entity used by the Securities Intermediary, has (a) a long-term unsecured debt rating of at least “[REDACTED]” by [REDACTED] and at least the equivalent by [REDACTED] (if then rated by [REDACTED]) if deposits in such account shall be held therein for more than thirty (30) days and (b) a short-term unsecured debt rating of at least “[REDACTED]” by [REDACTED] and at least the equivalent by [REDACTED] (if then rated by [REDACTED]) if deposits in such account shall be held therein for thirty (30) days or less;

(ii)           an account maintained by or with Wells Fargo Bank, National Association so long as (x) Wells Fargo Bank, National Association’s long-term senior unsecured debt obligations, deposits, or commercial paper rating is at least (1) “[REDACTED]” by [REDACTED], in the case of accounts in which funds are held more than thirty (30) days and (y) Wells Fargo Bank, National Association’s short-term senior unsecured debt obligations, deposits or commercial paper rating is at least “[REDACTED]” by [REDACTED] in the case of accounts in which funds are held for thirty (30) days or less;

(iii)          a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity; provided that (a) any such institution or trust company has a long-term unsecured rating of at least “[REDACTED]” by [REDACTED] and a capital surplus of at least $200,000,000, and (b) any such account is subject to fiduciary funds on deposit regulations (or internal guidelines) substantially similar to 12 C.F.R. § 9.10(b); or

(iv)          any other account approved by the Rating Agencies.

“Eligible Investments”: Any Dollar-denominated investment, the maturity for which corresponds to the Issuer’s expected or potential need for funds, that, at the time it is Granted to the Trustee (directly or through a Securities Intermediary or bailee) is Registered and is one or more of the following obligations or securities:

i.              direct obligations of, and obligations the timely payment of principal of and interest on which is fully and expressly guaranteed by, the United States, or any agency or instrumentality of the United States, the obligations of which are expressly backed by the full faith and credit of the United States;

ii.             demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by, or federal funds sold by, any depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (including the Note Administrator or the commercial department of any successor Note Administrator, as the case may be; provided that such successor otherwise meets the criteria specified herein) and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment that satisfy the Applicable [REDACTED] Eligible Investment Rating and the Applicable [REDACTED] Eligible Investment Rating;

iii.            unleveraged repurchase or forward purchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above (including the Note Administrator or the commercial department of any successor Note Administrator, as the case may be; provided that such Person otherwise meets the criteria specified herein) or entered into with a corporation (acting as principal) whose unsecured debt rating satisfies the Applicable [REDACTED] Eligible Investment Rating and the Applicable [REDACTED] Eligible Investment Rating;

iv.            commercial paper or other similar short-term obligations (including that of the Note Administrator or the commercial department of any successor Note Administrator, as the case may be, or any affiliate thereof; provided that such Person otherwise meets the criteria specified herein) having at the time of such investment a short-term senior unsecured debt rating of not less than “[REDACTED]” by [REDACTED]; provided, further, that the issuer thereof must also have at the time of such investment a long-term senior unsecured debt rating of not less than “[REDACTED]” by [REDACTED] and “[REDACTED]” by [REDACTED] (if rated by [REDACTED], or if not rated by [REDACTED], an equivalent (or higher) rating by any two other NRSROs (which may include [REDACTED]));

v.             a reinvestment agreement issued by any bank (if treated as a deposit by such bank) that has a short-term credit rating of not less than “[REDACTED]” by [REDACTED]; provided that the issuer thereof must also have at the time of such investment a long-term unsecured debt rating that satisfies the Applicable [REDACTED] Eligible Investment Rating and the Applicable [REDACTED] Eligible Investment Rating;

vi.            commercial paper or other similar short-term obligations (including that of the Note Administrator or the commercial department of any successor Note Administrator, as the case may be, or any affiliate thereof, provided that such Person otherwise meets the criteria specified herein) having at the time of such investment a debt rating that satisfies the Applicable [REDACTED] Eligible Investment Rating and the Applicable [REDACTED] Eligible Investment Rating;

vii.           any money market fund (including those managed or advised by the Note Administrator or its Affiliates and Blackrock Treasury Trust Fund #10 (TTTXX)) that maintains that maintain a constant asset value and that is rated “[REDACTED]” by [REDACTED] and in the highest long-term or short-term rating category by [REDACTED] or, if not rated by [REDACTED], an equivalent rating by any two other NRSROs (which may include [REDACTED]); and

viii.          any other investment similar to those described in clauses (i) through (v) above that (1) [REDACTED] has confirmed may be included in the portfolio of Collateral as an Eligible Investment without adversely affecting its then-current ratings on the Class A Loans or Notes and (2) [REDACTED] has confirmed may be included in the portfolio of Collateral as an Eligible Investment without adversely affecting its then-current ratings on the Class A Loans or Notes;

provided that mortgage-backed securities and interest only securities shall not constitute Eligible Investments; provided, further, that (a) Eligible Investments acquired with funds in the Collection Account shall include only such obligations or securities that mature no later than three Business Days prior to the next Payment Date succeeding the acquisition of such obligations or securities, (b) Eligible Investments shall not include obligations bearing interest at inverse floating rates, (c) Eligible Investments shall be treated as indebtedness for U.S. federal income tax purposes and such investment shall not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT, (d) Eligible Investments shall not be subject to deduction or withholding for or on account of any withholding or similar tax (other than any taxes imposed pursuant to FATCA), unless the payor is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (e) Eligible Investments shall not be purchased for a price in excess of par and (f) Eligible Investments shall not include margin stock. Eligible Investments may be purchased from the Trustee and its Affiliates so long as the Trustee has a capital and surplus of at least $200,000,000 and has a long-term unsecured credit rating of at least “[REDACTED]” by [REDACTED], and may include obligations for which the Trustee or an Affiliate thereof receives compensation for providing services.

“Entitlement Order”: The meaning specified in Section 8-102(a)(8) of the UCC.

“Equity Interest”: A security or other interest that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal, including (i) any bond or note or similar instrument that is by its terms convertible into or exchangeable for an equity interest, (ii) any bond or note or similar instrument that includes warrants or other interests that entitle its holder to acquire an equity interest, or (iii) any other similar instrument that would not entitle its holder to receive periodic payments of interest or a return of a residual value.

“ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended.

“Escrow Accounts”: The meaning specified in the Servicing Agreement.

“Euroclear”: Euroclear Bank S.A./N.V., as operator of the Euroclear system.

“Event of Default”: The meaning specified in Section 5.1 hereof.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Exchange Mortgage Asset”: The meaning specified in Section 12.1(f) hereof.

“Expense Year”: For the first year, the period commencing on the Closing Date and ending on the January Payment Date in 2024 and, thereafter, each 12-month period commencing on the Business Day following the Payment Date occurring in January and ending on the Payment Date occurring in the following January.

“FATCA”: Sections 1471 through 1474 of the Code, the Treasury Regulations promulgated thereunder, and any related provisions of law, court decisions, administrative guidance or agreements with any taxing authority in respect thereof.

“Federal Reserve Bank of New York’s Website”: The website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC.

“Financing Statements”: Financing statements relating to the Collateral naming the Issuer, as debtor, and the Trustee, on behalf of the Secured Parties, as secured party.

“Funded Companion Participation”: With respect to each Mortgage Asset that is a Participation, each fully funded pari passu participation interest in the related Participated Mortgage Loan that (unless later acquired, in whole or in part, by the Issuer pursuant to the provisions of this Indenture) is not an asset of the Issuer and is not part of the Collateral.

“Future Advance Acquisition Criteria”: With respect to any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is a Funded Companion Participation related to a Closing Date Mortgage Asset, the criteria set forth below, compliance with which shall be evidenced by an Officer’s Certificate of the Collateral Manager delivered to the Trustee as of the date of such acquisition:

(a)            the underlying Mortgage Loan is not a Defaulted Mortgage Loan or a Specially Serviced Loan;

(b)            the Funded Companion Participation will not be a Credit Risk Mortgage Asset;

(c)            the requirements set forth in the Indenture regarding the representations and warranties with respect to such Funded Companion Participation and the related Mortgaged Property have been met (subject to such exceptions as are reasonably acceptable to the Collateral Manager);

(d)            the acquisition of such Funded Companion Participation will be at a price no greater than the outstanding principal balance of such Funded Companion Participation;

(e)            a No Downgrade Confirmation has been received from [REDACTED] with respect to the acquisition of such Funded Companion Participation; and

(f)             the Future Funding Earn-Out Advance Acquisition Criteria are satisfied.

“Future Funding Agreement”: The meaning specified in the Servicing Agreement.

“Future Funding Amount”: With respect to any Future Funding Participation, the amount of the unfunded portion thereof.

“Future Funding Earn-Out Advance”: A Future Advance that is required to be made by the Future Funding Holder upon the related borrower meeting certain performance metrics and is not required to be used for improvements to, or to pay for expenses incurred in connection with, the related Mortgaged Property.

“Future Funding Earn-Out Advance Acquisition Criteria”: With respect to any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that represents a Future Funding Earn-Out Advance, the criteria set forth below:

(a)            the Collateral Manager has determined that there is at least 15% borrower cash equity remaining in the related Mortgaged Property following the funding of such Future Funding Earn-Out Advance;

(b)            the Collateral Manager has determined that following the funding of such Future Funding Earn-Out Advance, the debt yield and DSCR (1) satisfy the Eligibility Criteria for these metrics (i.e., Eligibility Criteria (q)(ii) and (q)(iii)) and (2) are at least equal to their original underwritten stabilized levels;

(c)            the related borrower is not entitled to request any additional Future Funding Amount under the terms of the related Asset Documents;

(d)            Such Future Funding Earn-Out Advance was not made within 90 days of the related Participated Mortgage Loan’s initial maturity date.

“Future Funding Holder”: Lument Structured Finance, LLC, a Delaware limited liability company.

“Future Funding Indemnitor”: Lument Real Estate Capital Holdings, LLC, a Delaware limited liability company.

“Future Funding Participation”: With respect to each Mortgage Asset that is a Participation, each related future funding participation which is not an asset of the Issuer and is not part of the Collateral.

“Future Funding Reserve Account”: The meaning specified in the Servicing Agreement.

“Future Funding Reserve Account Control Agreement”: Any account control agreement entered into in accordance with the terms of the Future Funding Agreement by and among LCMT, the Trustee, as secured party, the Note Administrator and an account bank, as the same may be amended, supplemented or replaced from time to time.

“GAAP”: The meaning specified in Section 6.3(k) hereof.

“General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC.

“Global Note”: The meaning specified in Section 2.2(b) hereof.

“Governing Documents”: With respect to all Persons, the articles of incorporation, certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement, limited liability company agreement, certificate of formation, articles of association and similar charter documents, as applicable to any such Person.

“Government Items”: A security (other than a security issued by the Government National Mortgage Association) issued or guaranteed by the United States of America or an agency or instrumentality thereof representing a full faith and credit obligation of the United States of America and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank.

“Grant”: To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of the Collateral or of any other security or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim, collect, receive and take receipt for principal and interest payments in respect of the Collateral (or any other security or instrument), and all other amounts payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Herfindahl Score”: On any date of determination, the quotient of (i) one divided by (ii) the sum of the series of products obtained for each Mortgage Asset and Principal Proceeds (whether held as Cash or Eligible Investments), determined by squaring the quotient of (x) the Principal Balance of each such Mortgage Asset (or in the case of Principal Proceeds in increments of $10,000,000) divided by (y) the Aggregate Outstanding Portfolio Balance.

“Holder”: With respect to any Class A Loan or Note, the Person in whose name such Class A Loan or Note is registered in the Loan Register (as set forth in the Credit Agreement) or the Notes Register, as applicable.

“Indenture”: This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.

“Indenture Accounts”: The Payment Account, the Custodial Account and the Reinvestment Account.

“Independent”: As to any Person, any other Person (including, in the case of an accountant, or lawyer, a firm of accountants or lawyers and any member thereof or an investment bank and any member thereof) who (i) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent” when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.

Whenever any Independent Person’s opinion or certificate is to be furnished to the Trustee or Note Administrator such opinion or certificate shall state, or shall be deemed to state, that the signer has read this definition and that the signer is Independent within the meaning hereof.

“Inquiry”: The meaning specified in Section 10.13(a) hereof.

“Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC.

“Interest Accrual Period”: With respect to the Class A Loans and the Notes and (i) with respect to the first Payment Date, the period from and including the Closing Date to and including the 14th day of the month in which such Payment Date occurs, and (ii) with respect to each successive Payment Date, the period from and including the 15th day of the month preceding the month in which such Payment Date occurs and ending on and including the 14th day of the month in which such Payment Date occurs.

“Interest Advance”: The meaning specified in Section 10.7(a) hereof.

“Interest Coverage Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing:

(a)           (i) the sum of (A) the expected scheduled interest payments due (in each case regardless of whether the due date for any such interest payment has yet occurred) in the Due Period in which such Measurement Date occurs on (x) the Mortgage Assets (excluding, subject to clause (3) below, accrued and unpaid interest on Defaulted Mortgage Assets); provided that no interest (or dividends or other distributions) will be included with respect to any Mortgage Asset to the extent that such Mortgage Asset does not provide for the scheduled payment of interest (or dividends or other distributions) in Cash and (y) the Eligible Investments held in the Indenture Accounts (whether purchased with Interest Proceeds or Principal Proceeds), plus (B) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent or the Trustee, with respect to the related Payment Date, minus (ii) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4) (other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement) (provided that any fees or expenses scheduled for payment in the following twelve calendar months as annual payments shall, for purposes of this clause (a)(ii), be divided by twelve and accounted for on a monthly basis irrespective of whether such amounts became due in the related Due Period); by

(b)           the sum of (i) the scheduled interest on the Class A Loans payable on the Payment Date immediately following such Measurement Date, plus (ii) any Class A Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (iii) the scheduled interest on the Class B Notes payable immediately following such Measurement Date, plus (iv) any Class B Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (v) the scheduled interest on the Class C Notes payable immediately following such Measurement Date, plus (vi) any Class C Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (vii) the scheduled interest on the Class D Notes payable immediately following such Measurement Date, plus (viii) any Class D Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date.

For purposes of calculating any Interest Coverage Ratio, (1) the expected interest income on the Mortgage Assets and Eligible Investments and the expected interest payable on the Class A Loans and the Investment Grade Notes shall be calculated using the interest rates applicable thereto on the applicable Measurement Date, (2) accrued original issue discount on Eligible Investments shall be deemed to be a scheduled interest payment thereon due on the date such original issue discount is scheduled to be paid, (3) there will be excluded all scheduled or deferred payments of interest on or principal of Mortgage Assets and any payment that the Collateral Manager has determined in its reasonable judgment will not be made in Cash or received when due and (4) with respect to any Mortgage Asset as to which any interest or other payment thereon is subject to withholding tax of any relevant jurisdiction, each payment thereon shall be deemed to be payable net of such withholding tax unless the related borrower is required to make additional payments to fully compensate the Issuer for such withholding taxes (including in respect of any such additional payments).

“Interest Coverage Test”: A test that will be met as of any Measurement Date on which any Class A Loans or Investment Grade Notes remain Outstanding if the Interest Coverage Ratio as of such Measurement Date is equal to or greater than 115.0%; provided that, notwithstanding the foregoing, the Interest Coverage Test will be deemed to be satisfied on and after the Closing Date up to and including the first Payment Date.

“Interest Distribution Amount”: Each of the Class A Interest Distribution Amount, the Class B Interest Distribution Amount, the Class C Interest Distribution Amount, the Class D Interest Distribution Amount, the Class E Interest Distribution Amount and the Class F Interest Distribution Amount.

“Interest Proceeds”: With respect to any Payment Date, (A) the sum (without duplication) of:

(1)           all Cash payments of interest (including any deferred interest and any amount representing the accreted portion of a discount from the face amount of a Mortgage Asset or an Eligible Investment) or other distributions (excluding Principal Proceeds) received during the related Due Period on all Mortgage Assets other than Defaulted Mortgage Assets and Eligible Investments, including, in the Collateral Manager’s commercially reasonable discretion (exercised as of the trade date), the accrued interest received in connection with a sale of such Mortgage Assets or Eligible Investments (to the extent such accrued interest was not applied to the purchase of Reinvestment Mortgage Assets), in each case, excluding any accrued interest included in Principal Proceeds pursuant to clauses (A)(2), (3) and (4) of the definition of Principal Proceeds and excluding any origination fees, exit fees and extension fees, which will be retained by the Seller not be assigned to the Issuer;

(2)           all make whole, spread maintenance, yield maintenance or prepayment premiums or any interest amount paid in excess of the stated interest amount of a Mortgage Asset (other than default interest) received during the related Due Period;

(3)           all amendment, modification and waiver fees, late payment fees (to the extent not paid to the Servicer as additional servicing compensation or to the Special Servicer as additional special servicing compensation), and commissions received by the Issuer during such Due Period in connection with such Mortgage Assets and Eligible Investments;

(4)           Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent or the Trustee, with respect to such Payment Date;

(5)           all Cash payments corresponding to accrued original issue discount on Eligible Investments;

(6)           any interest payments received in Cash by the Issuer during the related Due Period on any asset held by a Permitted Subsidiary that is not a Defaulted Mortgage Asset;

(7)           all payments of principal on Eligible Investments purchased with any other Interest Proceeds;

(8)           Cash and Eligible Investments contributed by the Holders of the Class G Notes or an affiliate thereof, pursuant to the terms of this Indenture and designated as “Interest Proceeds” by such Holder or Affiliate; and

(9)           all other Cash payments received by the Issuer with respect to the Mortgage Assets during the related Due Period to the extent such proceeds are designated “Interest Proceeds” by the Collateral Manager in its sole discretion with notice to the Trustee and the Note Administrator on or before the related Determination Date; provided that Interest Proceeds will in no event include any payment or proceeds specifically defined as “Principal Proceeds” in the definition thereof, minus (B) (1) any fees and other compensation and reimbursement of expenses and Servicing Advances and interest thereon (but not amounts payable pursuant to any indemnification provisions) to which the Servicer or the Special Servicer are entitled pursuant to the terms of the Servicing Agreement (and, with respect to each Non-Serviced Mortgage Asset, amounts payable to the servicer and special servicer under the applicable servicing agreement), (2) any reimbursement of Servicing Advances and interest thereon to which a holder of a Non-Acquired Participation is entitled pursuant to the related Participation Agreement and (3) the aggregate amount of such Interest Proceeds that were previously applied to reimburse any Nonrecoverable Interest Advances to the Advancing Agent, the Backup Advancing Agent or the Trustee.

“Interest Shortfall”: The meaning set forth in Section 10.7(a) hereof.

“Investment Company Act”: The Investment Company Act of 1940, as amended.

“Investment Grade Notes”: The Class B Notes, the Class C Notes and the Class D Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.

“Investor Certification”: A certificate, substantially in the form of Exhibit O-1 or Exhibit O-2 hereto, representing that such Person executing the certificate is a Class A Lender, Noteholder or a beneficial owner of a Note or a prospective purchaser of a Note, and that either (a) such Person is not an agent of, or an investment advisor to, any borrower or affiliate of any borrower, in which case such person will have access to all the reports and information made available to the Class A Lenders and Noteholders under this Indenture, or (b) such Person is an agent or Affiliate of, or an investment advisor to, any borrower, in which case such person will only receive access to the Monthly Report. The Investor Certification may be submitted electronically by means of the Note Administrator’s website.

“Investor Q&A Forum”: The meaning specified in Section 10.13(a) hereof.

“In-Place Occupancy”: The percentage of rental units that are rented as of the date of determination.

“ISDA Definitions”: The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment”: The spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate”: The rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Issuer”: LMF 2023-1, LLC, a limited liability company formed under the laws of the State of Delaware, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person.

“Issuer Order” and “Issuer Request”: A written order or request (which may be in the form of a standing order or request) dated and signed in the name of the Issuer, or by an Authorized Officer of the Issuer, or, if authorized in any Transaction Document, by an Authorized Officer of the Collateral Manager or Special Servicer on behalf of the Issuer. For the avoidance of doubt, an order or request provided in an email (or other electronic communication) sent by an Authorized Officer of the Issuer or, if authorized in any Transaction Document, by an Authorized Officer of the Collateral Manager or Special Servicer, as applicable, shall constitute an Issuer Order, in each case except to the extent that the Trustee or Note Administrator reasonably requests otherwise.

“Junior Participation”: One or more junior participation interests (or B notes) in a Participated Mortgage Loan.

“[REDACTED]”: [REDACTED], or any successor thereto.

“Largest One Quarter Future Advance Estimate”: As of any date of determination, an estimate of the largest aggregate amount of future advances that will be required to be made under the Future Funding Participations held by the Future Funding Holder, LCMT or an Affiliate of either during any calendar quarter, subject to the same exclusions as the calculation of the Two Quarter Future Advance Estimate.

“Lead Lender”: The meaning specified in the Credit Agreement. As of the Closing Date, Massachusetts Mutual Life Insurance Company is the Lead Lender.

“LFT REIT”: Lument Finance Trust Inc., a publicly traded REIT.

“LCMT”: Lument Commercial Mortgage Trust, a Maryland real estate investment trust.

“LMF Holder”: LMF 2023-1 Holder, LLC, a wholly-owned subsidiary of LCMT.

“Liquidation Fee”: The meaning specified in the Servicing Agreement.

“LLC Managers”: The managers of the Issuer duly appointed by the sole member of the Issuer (or, if there is only one manager of the Issuer so duly appointed, such sole manager).

“Loan Agent”: Computershare Trust Company, National Association, solely in its capacity as loan agent under the Credit Agreement, together with its permitted successors and assigns or any successor Person that shall have become the loan agent pursuant to the appropriate provisions of the Credit Agreement.

“Loan Register”: The meaning specified in the Credit Agreement.

“Loss Value Payment”: A Cash payment made to the Issuer by the Seller in connection with a Material Breach of a representation or warranty with respect to any Mortgage Asset pursuant to the Mortgage Asset Purchase Agreement in an amount that the Collateral Manager on behalf of the Issuer, subject to the consent of a majority by principal amount of (i) the holders of the Class A Loans and (ii) each Class of Notes (excluding any Note held by the Seller or any of its Affiliates), determines is sufficient to compensate the Issuer for such Material Breach of representation or warranty, which Loss Value Payment will be deemed to cure such Material Breach.

“Major Decisions”: The meaning specified in the Servicing Agreement.

“Majority”: With respect to the Class A Loans and any Class of Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Class A Loans or Notes of such Class, as applicable.

“Market Trigger”: With respect to any Measurement Date while the Class A Loan is Outstanding, a failure of any of the Class A LTV Test, Diversity Test, Maturity Test or Class A Rating Test to be satisfied.

“Material Breach”: With respect to each Mortgage Asset, the meaning specified in the Mortgage Asset Purchase Agreement.

“Material Document Defect”: With respect to each Mortgage Asset, the meaning specified in the Mortgage Asset Purchase Agreement.

“Material Modification”: The meaning specified in the Servicing Agreement.

“Material Modification Reduction Event”: With respect to any Mortgage Asset, the entering into of any Material Modification without the express consent of the Class A Lenders in accordance with Section 8.1 of the Credit Agreement and Section 3.23(e) of the Servicing Agreement.

“Maturity”: With respect to the Class A Loans and any Note, the date on which the unpaid principal of such Class A Loan or Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration or otherwise.

“Maturity Test”: With respect to any Measurement Date occurring within eighteen (18) months prior to the Stated Maturity Date, a test that will be met if no Class A Loans remain outstanding as of such date.

“Measurement Date”: Any of the following: (i) the Closing Date, (ii) the date of acquisition or disposition of any Mortgage Asset, (iii) any date on which any Mortgage Asset becomes a Defaulted Mortgage Asset, (iv) any date on which any Mortgage Asset becomes subject to a Material Modification, (v) each Determination Date and (vi) with reasonable notice to the Issuer, the Collateral Manager and the Note Administrator, any other Business Day that the Rating Agencies or the Holders of at least 66-2/3% of the Aggregate Outstanding Amount of the Class A Loans and any Class of Notes requests be a “Measurement Date,” provided that if any such date would otherwise fall on a day that is not a Business Day, the relevant Measurement Date will be the immediately preceding Business Day.

“Membership Interests”: The limited liability company membership interests of the Issuer.

“Minnesota Collateral”: The meaning specified in Section 3.3(b)(ii) hereof.

“Modeling Assumptions”: The meaning set forth in Schedule E attached hereto.

“Modified Mortgage Asset”: Any Mortgage Asset that is a Modified Mortgage Loan or a participation interest in a Modified Mortgage Loan.

“Modified Mortgage Loan”: A Mortgage Loan that has been modified, other than pursuant to an Administrative Modification or a Criteria-Based Modification, by the Special Servicer pursuant to the Servicing Agreement in a manner that:

(a)           except as expressly contemplated by the related Asset Documents, reduces or delays in a material and adverse manner the amount or timing of any payment of principal or interest due thereon;

(b)           except as expressly contemplated by the related Asset Documents, results in a release of the lien of the mortgage on any material portion of the related Mortgaged Property without a corresponding principal prepayment in an amount not less than the fair market value (as is), as determined by an appraisal delivered to the Special Servicer (at the expense of the related borrower and upon which the Special Servicer may conclusively rely), of the property to be released; or

(c)           in the reasonable good faith judgment of the Special Servicer, otherwise materially impairs the value of the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

“Monthly Report”: The meaning specified in Section 10.9(a) hereof.

“[REDACTED]”: [REDACTED], and its successor in interest.

“[REDACTED] Rating”: The private credit assessment assigned to any Mortgage Asset by [REDACTED] for the Issuer.

[REDACTED]

“[REDACTED] Recovery Rate”: With respect to each Mortgage Asset, the rate specified in the table set forth below with respect to the property type of the related Mortgaged Property or Mortgaged Properties:

Property Type	[REDACTED] Recovery Rate
Industrial, multi-family (including student housing) and anchored retail properties	[REDACTED]
Office and unanchored retail properties	[REDACTED]
Healthcare Properties	[REDACTED]
Self-storage and other property types	[REDACTED]

“Mortgage Asset File”: The meaning set forth in Section 3.3(e) hereof.

“Mortgage Asset Purchase Agreement”: The mortgage asset purchase agreement entered into between the Issuer, the Seller and LFT REIT on or about the Closing Date, as amended from time to time, which agreement is assigned to the Trustee on behalf of the Issuer pursuant to this Indenture, together with any mortgage asset purchase agreement or subsequent transfer instrument entered into between the Issuer and the Seller in connection with the acquisition of a Contribution Mortgage Asset, Exchange Mortgage Asset or Reinvestment Mortgage Asset.

“Mortgage Assets”: The Closing Date Mortgage Assets and any Contribution Mortgage Asset, Exchange Mortgage Asset or Reinvestment Mortgage Asset acquired by the Issuer after the Closing Date in accordance with the terms of this Agreement and the Mortgage Asset Purchase Agreement.

“Mortgage Loan”: Any Whole Loan or Participated Mortgage Loan, as applicable and as the context may require.

“Mortgaged Property”: With respect to any Mortgage Loan, the real property and improvements thereon securing such Mortgage Loan.

“Multi-family Property”: A real property with five or more residential rental units (including mixed use property) as to which (i) at least 75% of the net rentable area is comprised of residential rental units and (ii) at least 80% of gross income from the property is from residential rental units, which may be in various formats including high rise or garden style apartments and townhome or single unit rental communities.

“Net Outstanding Portfolio Balance”: On any Measurement Date, the sum (without duplication) of:

(i)            the Aggregate Principal Balance of the Mortgage Assets (other than Modified Mortgage Assets and Defaulted Mortgage Assets);

(ii)           the aggregate Principal Balance of Cash and Eligible Investments held as Principal Proceeds;

(iii)          the aggregate Principal Balance of Cash and Eligible Investments held in the Reinvestment Account; and

(iv)          with respect to each Modified Mortgage Asset and Defaulted Mortgage Asset, the Calculation Amount of such Mortgage Asset;

provided, however, that (i) with respect to each Defaulted Mortgage Asset that has been owned by the Issuer for more than three years after becoming a Defaulted Mortgage Asset, the Principal Balance of such Defaulted Mortgage Asset will be zero for purposes of computing the Net Outstanding Portfolio Balance and (ii) in the case of a Mortgage Asset subject to a Credit Risk/Defaulted Mortgage Asset Cash Purchase or an exchange for an Exchange Mortgage Asset, the Collateral Manager will have 45 days to exercise such purchase or exchange and during such period such Mortgage Asset will not be treated as a Defaulted Mortgage Asset for purposes of computing the Net Outstanding Portfolio Balance.

“No Downgrade Confirmation”: A confirmation from a Rating Agency that any proposed action, or failure to act or other specified event will not, in and of itself, result in the downgrade or withdrawal of the then-current rating assigned to the Class A Loans or any Class of Notes then rated by such Rating Agency; provided that if the Requesting Party receives a written waiver or acknowledgment indicating its decision not to review the matter for which the No Downgrade Confirmation is sought, then the requirement to receive a No Downgrade Confirmation from the Rating Agency with respect to such matter shall not apply. For the purposes of this definition, any confirmation, waiver, request, acknowledgment or approval which is required to be in writing may be in the form of electronic mail. At any time during which the Class A Loans or Notes are no longer rated by a Rating Agency, a No Downgrade Confirmation shall not be required from such Rating Agency.

“Non-Acquired Participation”: Any Future Funding Participation or Funded Companion Participation that is not acquired by the Issuer.

“Non-call Period”: The period from the Closing Date to and including the Business Day immediately preceding the Payment Date in July 2025, during which the Issuer is not permitted to exercise an Optional Redemption.

“Non-Controlling Participation”: Each Mortgage Asset (i) that is a Participation and (ii) as to which the holder of a Companion Participation is the controlling holder under the related Participation Agreement or co-lender agreement, as applicable. If a controlling Companion Participation is acquired in its entirety by the Issuer, the related Mortgage Asset (together with such controlling Companion Participation) will no longer be a Non-Controlling Participation.

“Non-Permitted Holder”: The meaning specified in Section 2.13(b) hereof.

“Non-Serviced Mortgage Assets”: The meaning specified in the Servicing Agreement.

“Nonrecoverable Interest Advance”: Any Interest Advance made or proposed to be made pursuant to Section 10.7 hereof that the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, has determined in its sole discretion exercised in good faith, that the amount so advanced or proposed to be advanced plus interest expected to accrue thereon, will not be ultimately recoverable from subsequent payments or collections with respect to the Mortgage Assets.

“Note Administrator”: Computershare Trust Company, National Association, a national banking association, solely in its capacity as note administrator hereunder, unless a successor Person shall have become the Note Administrator pursuant to the applicable provisions of this Indenture, and thereafter “Note Administrator” shall mean such successor Person. Computershare Trust Company, National Association will perform its duties as Note Administrator through its Corporate Trust Services division.

“Note Administrator’s Website”: Initially, https://www.ctslink.com; provided that such address may change upon notice by the Note Administrator to the parties hereto, the 17g-5 Information Provider, the Class A Lenders and Noteholders.

“Note Interest Rate”: With respect to the Class B Notes, the Class B Rate, with respect to the Class C Notes, the Class C Rate, with respect to the Class D Notes, the Class D Rate, with respect to the Class E Notes, the Class E Rate, and with respect to the F Notes, the Class F Rate.

“Noteholder”: With respect to any Note, the Person in whose name such Note is registered in the Notes Register.

“Notes”: The Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.

“Notes Register” and “Notes Registrar”: The respective meanings specified in Section 2.5(a) hereof.

“NRSRO”: Any nationally recognized statistical rating organization, including the Rating Agencies.

“NRSRO Certification”: A certification (a) executed by a NRSRO in favor of the 17g-5 Information Provider substantially in the form attached hereto as Exhibit L or (b) provided electronically and executed by an NRSRO by means of a click-through confirmation on the 17g-5 Website.

“Officer”: With respect to any company, corporation or limited liability company, including the Issuer, any director, manager, the chairman of the Board of Directors, the president, any Senior Vice President any Vice President, the Secretary, any Assistant Secretary, the treasurer, any assistant treasurer, general partner of such entity; and with respect to the Note Administrator and the Trustee, any Trust Officer; and with respect to the Servicer or Special Servicer, a “Responsible Officer” (as defined in the Servicing Agreement).

“Officer’s Certificate”: With respect to the Issuer, the Collateral Manager, the Trustee, the Advancing Agent and the Backup Advancing Agent, any certificate executed by an Authorized Officer thereof.

“Opinion of Counsel”: A written opinion addressed to the Trustee and the Note Administrator and, if required by the terms hereof, the Rating Agencies (each, a “Recipient”) in form and substance reasonably satisfactory to each Recipient, of an outside third party counsel of national recognition, which attorney may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and which attorney shall be reasonably satisfactory to the Trustee and the Note Administrator. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory which opinions of other counsel shall accompany such Opinion of Counsel and shall either be addressed to each Recipient or shall state that each Recipient shall each be entitled to rely thereon.

“Optional Class A Loan Prepayment”: The meaning specified in Section 9.6(a) hereof.

“Optional Class A Loan Prepayment Date”: The meaning specified in Section 9.6(a) hereof.

“Optional Redemption”: The meaning specified in Section 9.1(c) hereof.

“Outstanding”: With respect to (i) the Class A Loans, as of any date of determination, all of the Class A Loans outstanding under the Credit Agreement, and (ii) the Notes, as of any date of determination, all of the Notes or any Class of Notes, as the case may be, theretofore authenticated and delivered under this Indenture except:

(i)            Notes theretofore canceled by the Notes Registrar or delivered to the Notes Registrar for cancellation;

(ii)           Notes or portions thereof for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited with the Note Administrator or the Paying Agent in trust for the Holders of such Notes pursuant to Section 4.1(a)(ii); provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

(iii)          Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Note Administrator is presented that any such Notes are held by a Holder in due course; and

(iv)          Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.6;

provided that in determining whether the Noteholders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (x) Notes owned by the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, the Collateral Manager or any other obligor upon the Notes or any Affiliate of the Issuer, the Collateral Manager or such other obligor and (y) in relation to (i) the exercise by the Noteholders of their right, in connection with certain Events of Default, to accelerate amounts due under the Notes and (ii) any amendment or other modification of, or assignment or termination of, any of the express rights or obligations of the Collateral Manager under the Collateral Management Agreement or the Indenture, Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them, will be disregarded and deemed not to be Outstanding, unless the Collateral Manager or its Affiliates or funds managed by the Collateral Manager own all of the Outstanding Notes. The Note Administrator and the Trustee will be entitled to rely on certificates from Noteholders to determine any such affiliations and shall be protected in so relying, except to the extent that a Trust Officer of the Trustee or Note Administrator, as applicable, has actual knowledge of any such affiliation.

“Par Purchase Price”: With respect to a Mortgage Asset, the sum of (A) the outstanding Principal Balance of such Mortgage Asset as of the date of purchase; plus (B) all accrued and unpaid interest on such Mortgage Asset at the related interest rate to but not including the date of purchase; plus (C) all related unreimbursed Servicing Advances and accrued and unpaid interest on such Servicing Advances at the Servicing Advance Rate, plus (D) all Special Servicing Fees and either workout fees or liquidation fees (but not both) allocable to such Mortgage Asset (other than to the extent any such fees are waived by the Special Servicer); plus (E) all unreimbursed expenses incurred by the Issuer (and if applicable, the Seller), the Servicer and the Special Servicer in connection with such Mortgage Asset.

“Par Value Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the Net Outstanding Portfolio Balance on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount of the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes and the amount of any unreimbursed Interest Advances.

“Par Value Test”: A test that will be satisfied as of any Measurement Date on which the Class A Loans or any Investment Grade Notes remain outstanding if the Par Value Ratio on such Measurement Date is equal to or greater than 115%.

“Participated Mortgage Loan”: Any mortgage loan of which a Participation represents an interest.

“Participated Mortgage Loan Collection Account”: The meaning specified in the Servicing Agreement.

“Participating Institution”: With respect to any Participation, the entity that holds legal title to the Participated Mortgage Loan.

“Participation”: Any Senior Participation or Junior Participation.

“Participation Agreement”: With respect to each Participated Mortgage Loan, the participation agreement that governs the rights and obligations of the holders of the related Participation, each related Future Funding Participation and/or each related Funded Companion Participation.

“Paying Agent”: The Note Administrator, in its capacity as Paying Agent hereunder, authorized by the Issuer, with respect to the Class A Loan and the Notes, to pay the principal of or interest on the Class A Loan and any Notes on behalf of the Issuer as specified in Section 7.2 hereof.

“Payment Account”: The payment account established by the Note Administrator pursuant to Section 10.3 hereof.

“Payment Date”: The 6th Business Day following each Determination Date, to and including the Stated Maturity Date unless the Class A Loans and the Notes are redeemed or repaid prior thereto.

“Permitted Subsidiary”: Any one or more single purpose entities that are wholly-owned by the Issuer and are established exclusively for the purpose of taking title to mortgage, real estate or any Sensitive Asset in connection, in each case, with the exercise of remedies or otherwise.

“Person”: An individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.

“Plan”: The meaning specified in Section 2.5(g) hereof.

“Pledged Mortgage Asset”: On any date of determination, any Mortgage Asset that has been Granted to the Trustee and not been released from the lien of this Indenture pursuant to Section 10.10 hereof.

“Principal Balance” or “par”: With respect to (i) any Mortgage Loan, Mortgage Asset or Eligible Investment, as of any date of determination, the outstanding principal amount of such Mortgage Loan, Mortgage Asset (as reduced by all payments or other collections of principal received or deemed received, and any principal forgiven by the Special Servicer and other principal losses realized, on such Mortgage Asset during the related collection period) or Eligible Investment or (ii) Cash, the face amount thereof; provided that the Principal Balance of any Eligible Investment that does not pay Cash interest on a current basis will be the accreted value thereof.

“Principal Proceeds”: With respect to any Payment Date, (A) the sum (without duplication) of:

(1)           all principal payments (including Unscheduled Principal Payments and any casualty or condemnation proceeds and any proceeds from the exercise of remedies (including liquidation proceeds)) received during the related Due Period in respect of (a) Eligible Investments (other than Eligible Investments purchased with Interest Proceeds, Eligible Investments in the Reinvestment Account and any amount representing the accreted portion of a discount from the face amount of a Mortgage Asset or an Eligible Investment) and (b) Mortgage Assets as a result of (i) a maturity, scheduled amortization or mandatory prepayment on a Mortgage Asset, (ii) optional prepayments made at the option of the related borrower, (iii) recoveries on Defaulted Mortgage Assets and Credit Risk Mortgage Assets, or (iv) any other principal payments received with respect to Mortgage Assets;

(2)           Sale Proceeds received during such Due Period in respect of sales in accordance with the Transaction Documents and excluding (i) accrued interest included in Sale Proceeds, (ii) any reimbursement of expenses included in such Sale Proceeds and (iii) any portion of such Sale Proceeds that are in excess of the outstanding principal balance of the related Mortgage Asset or Eligible Investment;

(3)           any interest received during such Due Period on such Mortgage Assets or Eligible Investments to the extent such interest constitutes proceeds from accrued interest purchased with Principal Proceeds other than accrued interest purchased by the Issuer on or prior to the Closing Date;

(4)           all cash payments of interest received during such Due Period on Defaulted Mortgage Assets;

(5)           any principal payments received in cash by the Issuer during the related Due Period on any asset held by a Permitted Subsidiary;

(6)           any Loss Value Payment received by the Issuer from the Seller during the related Due Period;

(7)           Cash and Eligible Investments contributed by the Holders of the Class G Notes or an affiliate thereof, pursuant to the terms of this Indenture and designated as “Principal Proceeds” by such Holder or Affiliate; and

(8)           Cash and Eligible Investments transferred from the Reinvestment Account to the Payment Account pursuant to Section 10.2;

minus (B) the aggregate amount of (1) any Nonrecoverable Interest Advances that were not previously reimbursed to the Advancing Agent, the Backup Advancing Agent or the Trustee from Interest Proceeds related to such Payment Date, (2) any amounts paid to the Servicer or Special Servicer pursuant to the terms of the Servicing Agreement out of amounts that would otherwise be Principal Proceeds and (3) any amounts deposited in the Reinvestment Account in the related Due Period pursuant to Section 3.03(a)(viii) or Section 3.03(d)(vii) of the Servicing Agreement.

“Priority of Payments”: The meaning specified in Section 11.1(a) hereof.

“Privileged Person”: Any of the following: the Servicer, the Special Servicer, the Trustee, the Paying Agent, the Note Administrator, the Seller, the Collateral Manager, the Advancing Agent, the Issuer, any Person who provides the Note Administrator with an Investor Certification and any Rating Agency or other NRSRO that delivers an NRSRO certification to the Note Administrator (which Investor Certification and NRSRO certification may be submitted electronically by means of the Note Administrator’s website).

“Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.

“QIB”: A “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser”: A “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act or an entity owned exclusively by one or more such “qualified purchasers”.

“Qualified REIT Subsidiary”: A corporation that, for U.S. federal tax purposes, is wholly-owned by a real estate investment trust under Section 856(i)(2) of the Code.

“Rating Agencies”: [REDACTED] and [REDACTED] and any successor thereto, or, with respect to the Collateral generally, if at any time [REDACTED] or [REDACTED] or any such successor ceases to provide rating services with respect to the Class A Loans or Investment Grade Notes or certificates similar to the Investment Grade Notes, any other NRSRO selected by the Issuer and reasonably satisfactory to a Majority of the Class A Loans and the Notes voting as a single Class, so long as, in each case, any such credit rating agency described above continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC.

“Rating Agency Condition”: A condition that is satisfied if:

(a)           the party required to satisfy the Rating Agency Condition (the “Requesting Party”) has made a written request to each Rating Agency for a No Downgrade Confirmation; and

(b)           any one of the following has occurred with respect to each such Rating Agency:

(i)             a No Downgrade Confirmation has been received from such Rating Agency;

(ii)            the Requesting Party receives a written waiver or acknowledgement from such Rating Agency indicating its decision not to review the matter for which the No Downgrade Confirmation is sought; or

(iii)           (A)  within ten (10) Business Days of such request being sent to such Rating Agency, such Rating Agency has not replied to such request or has responded in a manner that indicates that such Rating Agency is neither reviewing such request nor waiving the requirement for confirmation;

(B)            the Requesting Party has confirmed that such Rating Agency has received the confirmation request;

(C)            the Requesting Party promptly requests the No Downgrade Confirmation a second time; and

(D)            there is no response to either confirmation request within five (5) Business Days of such second request.

“Rating Agency Test Modification”: The meaning specified in Section 12.4 hereof.

“Rating Failure Redemption”: The meaning specified in Section 9.1(e) hereof.

“Record Date”: With respect to any Holder and any Payment Date, the close of business on the fifth (5th) Business Day prior to such Payment Date occurs, provided that the Record Date with respect to the first Payment Date shall be the Closing Date.

“Redemption Date”: Any Payment Date specified for a redemption of the Class A Loans or the Notes pursuant to Section 9.1 hereof.

“Redemption Price”: The Redemption Price of the Class A Loans and of each Class of Notes on a Redemption Date will be calculated as follows:

Class A Loans. The redemption price for the Class A Loans will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class A Loans to be redeemed, together with the Class A Interest Distribution Amount (plus any Class A Defaulted Interest Amount) due on the applicable Redemption Date;

Class B Notes. The redemption price for the Class B Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class B Notes to be redeemed, together with the Class B Interest Distribution Amount (plus any Class B Defaulted Interest Amount) due on the applicable Redemption Date;

Class C Notes. The redemption price for the Class C Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class C Notes to be redeemed, together with the Class C Interest Distribution Amount (plus any Class C Defaulted Interest Amount) due on the applicable Redemption Date;

Class D Notes. The redemption price for the Class D Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class D Notes to be redeemed, together with the Class D Interest Distribution Amount (plus any Class D Defaulted Interest Amount) due on the applicable Redemption Date;

Class E Notes. The redemption price for the Class E Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class E Notes to be redeemed, together with the Class E Interest Distribution Amount (plus any Class E Defaulted Interest Amount) due on the applicable Redemption Date;

Class F Notes. The redemption price for the Class F Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class F Notes to be redeemed, together with the Class F Interest Distribution Amount (plus any Class F Defaulted Interest Amount) due on the applicable Redemption Date; and

Class G Notes. The redemption price for the Class G Notes will be calculated on the related Determination Date and will be equal to the sum of all net proceeds remaining after the sale of the Collateral in accordance with Article 12 hereof and Cash remaining after payment of all amounts and expenses, including payments made in respect of the Notes, described under clauses (1) through (14) of Section 11.1(a)(iii); provided that, if there are no such net proceeds or Cash remaining, the redemption price for the Class G Notes shall be equal to $0.

“Reference Time”: With respect to any determination of the Benchmark, (i) if the Benchmark is Term SOFR, 3:00 p.m. (New York City time) on the Benchmark Determination Date and (ii) if the Benchmark is not Term SOFR, the time determined by the Collateral Manager in accordance with the Benchmark Replacement Conforming Changes.

“Registered”: With respect to any debt obligation, a debt obligation that is issued after July 18, 1984, and that is in registered form for purposes of the Code.

“Regulation S”: Regulation S under the Securities Act.

“Reimbursement Interest”: Interest accrued on the amount of any Interest Advance made by the Advancing Agent, the Backup Advancing Agent or the Trustee for so long as it is outstanding, at the Reimbursement Rate, which Reimbursement Interest is hereby waived by the Advancing Agent for so long as (i) the Advancing Agent is LCMT or any of its Affiliates and (ii) LCMT or any of its Affiliates owns the Class G Notes.

“Reimbursement Rate”: A rate per annum equal to the “prime rate” as published in the “Money Rates” section of The Wall Street Journal, as such “prime rate” may change from time to time. If more than one “prime rate” is published in The Wall Street Journal for a day, the average of such “prime rates” will be used, and such average will be rounded up to the nearest one-eighth of one percent (0.125%). If the “prime rate” contained in The Wall Street Journal is not readily ascertainable, the Collateral Manager will select an equivalent publication that publishes such “prime rate,” and if such “prime rates” are no longer generally published or are limited, regulated or administered by a governmental authority or quasigovernmental body, then the Collateral Manager will select, in its reasonable discretion, a comparable interest rate index.

“Reinvestment Account”: The account established by the Note Administrator pursuant to Section 10.2 hereof.

“Reinvestment Mortgage Asset”: Any Mortgage Loan or Participation that is acquired during the Reinvestment Period (or within 30 days after the Reinvestment Period, in the case of any Committed Reinvestment Mortgage Asset) with Principal Proceeds from the Mortgage Assets (or any cash contributed by the Holders of the Class G Notes to the Issuer) and that satisfies the Eligibility Criteria or the Future Advance Acquisition Criteria, as applicable.

“Reinvestment Period”: The period beginning on the Closing Date and ending on and including the first to occur of any of the following events or dates: (i) the Determination Date in July 2025; (ii) the end of the Due Period related to the Payment Date on which all of the Securities are redeemed as described under Section 9.1; and (iii) the date on which an Event of Default has occurred.

“REIT”: A “real estate investment trust” under the Code.

“Remittance Date”: The meaning specified in the Servicing Agreement.

“Relevant Governmental Body”: The Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“REO Accounts”: The meaning specified in the Servicing Agreement.

“REO Loan”: The meaning specified in the Servicing Agreement.

“REO Property”: The meaning specified in the Servicing Agreement.

“Replacement Class A Loan”: The meaning specified in Section 9.6(a) hereof.

“Replacement Credit Agreement”: The meaning specified in Section 9.6(a) hereof.

“Repurchase Request”: The meaning specified in Section 7.17 hereof.

“Request for Release”: The meaning specified in Section 3.3(h) hereof.

“Retained Notes”: 100% of the Class E Notes, the Class F Notes and the Class G Notes.

“Rule 144A”: Rule 144A under the Securities Act.

“Rule 144A Information”: The meaning specified in Section 7.13 hereof.

“Rule 17g-5”: The meaning specified in Section 14.12(a) hereof.

“Sale”: The meaning specified in Section 5.17(a) hereof.

“Sale Proceeds”: All proceeds (including accrued interest) received with respect to Mortgage Assets and Eligible Investments as a result of sales of such Mortgage Assets and Eligible Investments in accordance with the Indenture, sales in connection with exercise of a purchase option by a mezzanine lender, and sales in connection with a repurchase for a Material Breach or Material Document Defect, in each case, net of any reasonable out-of-pocket expenses of the Collateral Manager, Servicer, Special Servicer, Note Administrator, Custodian or Trustee in connection with any such sale.

“Secured Notes”: The Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes.

“Secured Parties”: Collectively, the Trustee, the Custodian, the Note Administrator, the Collateral Manager, the Loan Agent, the Class A Lenders, the Holders of the Secured Notes, the Servicer, the Special Servicer, the Advancing Agent and the Backup Advancing Agent, each as their interests appear in applicable Transaction Documents.

“Securities Account”: The meaning specified in Section 8-501(a) of the UCC.

“Securities Account Control Agreement”: The meaning specified in Section 3.3(b) hereof.

“Securities Act”: The Securities Act of 1933, as amended.

“Securities Intermediary”: The meaning specified in Section 3.3(b) hereof.

“Securitization Sponsor”: LCMT.

“Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC.

“Segregated Liquidity”: As of any date of determination, an amount equal to the sum of: (i) amounts available to the Future Funding Indemnitor or its Affiliates under a Committed Warehouse Line; (ii) cash or cash equivalents of the Future Funding Indemnitor and its Affiliates that are available to make future advances under the Future Funding Participations held by the Future Funding Holder, LCMT or an Affiliate of either (which will include any amounts on deposit in the Future Funding Reserve Account); (iii) cash or cash equivalents that are projected to be earned and received by the Future Funding Indemnitor or its Affiliates during the subject period and will be available to make future advances under the Future Funding Participations held by the Future Funding Holder, LCMT or an Affiliate of either; (iv) amounts that are undrawn and available to draw under any credit facility, repurchase facility, subscription facility or warehouse facility subject only to the satisfaction of general conditions precedent in the related facility documents; and (v) callable capital of, or future funding purchase commitments made to, the Future Funding Indemnitor or its Affiliates.

“Seller”: Lument Commercial Mortgage Trust, a Maryland corporation.

“Senior AB Pari Passu Participation”: A participation interest (or an A note) in a Mortgage Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations but is pari passu with one or more other senior pari passu participation interests that are each Non-Acquired Participations and which each are the senior-most interest in such Mortgage Loan.

“Senior AB Participation”: A participation interest (or an A note) in a Mortgage Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations.

“Senior Pari Passu Participation”: A participation interest (or an A note) in a Mortgage Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is pari passu with one or more other senior pari passu participation interests that are each Non-Acquired Participations and which each are the senior-most interest in such Mortgage Loan.

“Senior Participation”: A Senior AB Participation, a Senior AB Pari Passu Participation or a Senior Pari Passu Participation.

“Sensitive Asset”: Means (i) a Mortgage Asset, or a portion thereof, or (ii) a real property or other interest (including, without limitation, an interest in real property) resulting from the conversion, exchange, other modification or exercise of remedies with respect to a Mortgage Asset or portion thereof, in either case, as to which either (A) the Collateral Manager has determined, based on the advice of nationally recognized counsel (independent of the Collateral Manager), could give rise to a material liability of the Issuer (including liability for taxes) if held directly by the Issuer or (B) the Special Servicer has determined that the related Mortgaged Property is uninhabitable as a result of the circumstances contemplated by Section 3.10(g) of the Servicing Agreement.

“Servicer”: Lument Real Estate Capital, LLC, a Delaware limited liability company, solely in its capacity as servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the servicer pursuant to the appropriate provisions of the Servicing Agreement.

“Servicer Termination Event”: The meaning specified in the Servicing Agreement.

“Servicing Accounts”: The Escrow Accounts, the Collection Account, the Participated Mortgage Loan Collection Account, the REO Accounts and the Cash Collateral Accounts, each as established under and defined in the Servicing Agreement.

“Servicing Advance Rate”: The meaning specified in the Servicing Agreement.

“Servicing Advances”: The meaning specified in the Servicing Agreement.

“Servicing Agreement”: The Servicing Agreement, dated as of the Closing Date, by and among the Issuer, the Trustee, the Collateral Manager, the Note Administrator, the Servicer, the Special Servicer and the Advancing Agent, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Servicing Standard”: The meaning specified in the Servicing Agreement.

“Similar Law”: The meaning specified in Section 2.5(g) hereof.

“SOFR”: With respect to any calendar day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR Business Day”: Any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Special Servicer”: Lument Real Estate Capital, LLC, a Delaware limited liability company, solely in its capacity as special servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the special servicer pursuant to the appropriate provisions of the Servicing Agreement.

“Special Servicing Fee”: The meaning specified in the Servicing Agreement.

“Specially Serviced Mortgage Loan”: The meaning specified in the Servicing Agreement.

“Specified Person”: The meaning specified in Section 2.6 hereof.

“Stated Maturity Date”: The Payment Date in July 2032.

“Subsequent REIT”: Any REIT other than LCMT if at any time the Issuer is treated as a Qualified REIT Subsidiary of such REIT or the Issuer is otherwise disregarded as a separate entity from such REIT for U.S. federal income tax purposes.

“Successful Auction”: Either (i) an auction that is conducted in accordance with the provisions specified in the Indenture, which includes the requirement that the aggregate cash purchase price for all the Mortgage Assets, together with the balance of all Eligible Investments and cash in the Payment Account, will be at least equal to the Total Redemption Price or (ii) the purchase of all of the Mortgage Assets by the Majority of Class G Noteholders for a price that, together with the balance of all Eligible Investments and cash in the Payment Account, is equal to the Total Redemption Price.

“Supermajority”: With respect to the Class A Loan and/or any Class of Notes, the Holders of at least 66⅔% of the Aggregate Outstanding Amount of the Class A Loan or the Notes of such Class, as applicable.

“Tax Event”: Will occur at any time that: (i) the borrowers with respect to five (5) or more Mortgage Assets are, or on the next scheduled payment date under any Mortgage Asset, will be, required to deduct or withhold from any payment under any Mortgage Asset to the Issuer for or on account of any tax for whatever reason and such borrowers are not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such borrower or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (ii) any jurisdiction imposes net income, profits, or similar tax on the Issuer or (iii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes, unless the Issuer has received an opinion of Cadwalader, Wickersham & Taft LLP, Mayer Brown LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will not be treated as an association taxable as a corporation, a “taxable mortgage pool” or a “publicly traded partnership” for U.S. federal income tax purposes.

“Tax Materiality Condition”: The condition that will be satisfied if either (i) as a result of the occurrence of a Tax Event, a tax or taxes are imposed on the Issuer or withheld from payments to the Issuer and with respect to which the Issuer receives less than the full amount that the Issuer would have received had no such deduction occurred and such amount exceeds, in the aggregate, $1,000,000 during any twelve (12)-month period or (ii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes.

“Tax Redemption”: The meaning specified in Section 9.1(b) hereof.

“Term SOFR”: The one-month forward-looking term SOFR, as reported on the CME Market Data Platform (or any alternative source designated by the Term SOFR Administrator, from time to time) for the rate currently identified as “1 Month CME Term SOFR,” which will be calculated as described on Schedule B.

“Term SOFR Administrator”: means CME Group Benchmark Administration Limited or a successor administrator of the rate currently identified as “1 Month CME Term SOFR”, as applicable.

“Term SOFR Source”: CME Market Data Platform (or any alternative source designated by CME Group Benchmark Administration Limited, as administrator of Term SOFR, from time to time) for the rate currently identified as “1 Month CME Term SOFR.”

“Total Redemption Price”: The amount equal to funds sufficient to pay (i) all amounts owing to the Servicer and the Special Servicer under the Servicing Agreement, (ii) all fees and expenses of the Trustee and the Note Administrator in connection with an Auction, if applicable, (iii) all amounts and expenses described under clauses (1) through (4) of Section 11.1(a)(i) (without regard to any cap contained therein) and to redeem all Class A Loans and Notes at their applicable Redemption Prices.

“Transaction Documents”: This Indenture, the Collateral Management Agreement, the Mortgage Asset Purchase Agreement, the Participation Agreements, the Future Funding Agreement, the Securities Account Control Agreement, the Future Funding Reserve Account Control Agreement, the Servicing Agreement and the Credit Agreement.

“Transfer Agent”: The Person or Persons, which may be the Issuer, authorized by the Issuer to exchange or register the transfer of Notes in its capacity as Transfer Agent.

“Treasury Regulations”: Temporary or final regulations promulgated under the Code by the United States Treasury Department.

“Trust Officer”: When used with respect to (i) the Trustee, any officer of the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because such officer’s knowledge of and familiarity with the particular subject and (ii) the Note Administrator or the Loan Agent, any officer of the Corporate Trust Services group of the Note Administrator or the Loan Agent, as applicable, with direct responsibility for the administration of this Indenture or the Credit Agreement, as applicable, and also, with respect to a particular matter, any other officer to whom a particular matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Trustee”: Wilmington Trust, National Association, solely in its capacity as trustee hereunder, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Person.

“Two Quarter Future Advance Estimate”: As of any date of determination, an estimate of the aggregate amount of future advances that will be required to be made under the Future Funding Participations held by the Future Funding Holder, LCMT or an Affiliate of either) during the immediately following two calendar quarters, excluding future advances to be made for: (i) accretive leasing costs (e.g., following the future advance for such leasing costs, the debt yield will be equal to or greater than a required debt yield specified in the Asset Documents of the related Mortgage Loan); (ii) earnouts paid to borrowers upon satisfaction of certain performance metrics set forth in the Asset Documents of the related Mortgage Loan; (iii) advances that the Future Funding Holder believes, in the exercise of its reasonable judgment, will be repaid in full during the period covered by the estimate; and (iv) accretive capital expenditures (e.g., following the future advance for such capital expenditures, the debt yield will be equal to or greater than a required debt yield specified in the Asset Documents of the related Mortgage Loan).

“UCC”: The applicable Uniform Commercial Code.

“Unadjusted Benchmark Replacement”: The Benchmark Replacement, excluding the applicable Benchmark Replacement Adjustment.

“Underwritten As-Is NCF DSCR”: With respect to any Mortgage Asset, the ratio, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of (a) the sum of (i) the “as-is” annual net cash flow generated from the related Mortgaged Property before interest, depreciation and amortization, based on the as-is underwriting plus (ii) the balance of funds available to the related Obligor in any applicable debt service reserve account that such Obligor is required to maintain on an ongoing basis pursuant to the related Asset Documents to (b) the Assumed Debt Service. In determining Underwritten As-Is NCF DSCR for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is a Participation, the calculation of Underwritten As-Is NCF DSCR will take into account the Assumed Debt Service due on the Participation being acquired by the Issuer and the related Companion Participation(s) (assuming fully funded) or related note also secured by the related Mortgaged Property or properties, as applicable, that is senior or pari passu in right to the Participation being acquired by the Issuer but not any Companion Participation(s) or related note also secured by the related Mortgaged Property or properties, as applicable, that is junior in right to the Participation being acquired by the Issuer. In determining the Underwritten As-Is NCF DSCR for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is cross-collateralized with one or more other Mortgage Assets, the Underwritten As-Is NCF DSCR was calculated with respect to the cross-collateralized group in the aggregate.

“Underwritten As-Is NCF Debt Yield”: With respect to any Mortgage Asset, the ratio, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of (a) the “as-is” annual net cash flow generated from the related Mortgaged Property before interest, depreciation and amortization, based on the as-is underwriting to (b) the Principal Balance of such Mortgage Asset. In determining Underwritten As-Is NCF Debt Yield for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is a Participation, the calculation of Underwritten As-Is NCF Debt Yield will take into account the Principal Balance of the Participation being acquired by the Issuer and the related Companion Participation(s) (assuming fully funded) or related note also secured by the related Mortgaged Property or properties, as applicable, that is senior or pari passu in right to the Participation being acquired by the Issuer but not any Companion Participation(s) or related note also secured by the related Mortgaged Property or properties, as applicable, that is junior in right to the Participation being acquired by the Issuer. In determining the Underwritten As-Is NCF Debt Yield for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is cross-collateralized with one or more other Mortgage Assets, the Underwritten As-Is NCF Debt Yield was calculated with respect to the cross-collateralized group in the aggregate.

“Underwritten Stabilized NCF Debt Yield”: With respect to any Mortgage Asset, the ratio, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of (a) the “stabilized” annual net cash flow generated from the related Mortgaged Property before interest, depreciation and amortization, based on the stabilized underwriting, which may include the completion of certain proposed capital expenditures and the realization of stabilized occupancy and/or rents to (b) the Principal Balance of such Mortgage Asset. In determining Underwritten Stabilized NCF Debt Yield for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is a Participation, the calculation of Underwritten Stabilized NCF Debt Yield will take into account the Principal Balance of the Participation being acquired by the Issuer and the related Companion Participation(s) (assuming fully funded) or related note also secured by the related Mortgaged Property or properties, as applicable, that is senior or pari passu in right to the Participation being acquired by the Issuer but not any Companion Participation(s) or related note also secured by the related Mortgaged Property or properties, as applicable, that is junior in right to the Participation being acquired by the Issuer. In determining the Underwritten Stabilized NCF Debt Yield for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is cross-collateralized with one or more other Mortgage Assets, the Underwritten Stabilized NCF Debt Yield was calculated with respect to the cross-collateralized group in the aggregate.

“Underwritten Stabilized NCF DSCR”: With respect to any Mortgage Asset, the ratio, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of (a) the sum of (i) the “stabilized” annual net cash flow generated from the related Mortgaged Property before interest, depreciation and amortization, based on the stabilized underwriting, which may include the completion of certain proposed capital expenditures and the realization of stabilized occupancy and/or rents plus (ii) the balance of funds available to the related Obligor in any applicable debt service reserve account that such Obligor is required to maintain on an ongoing basis pursuant to the related Asset Documents to (b) the Assumed Debt Service. In determining Underwritten Stabilized NCF DSCR for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is a Participation, the calculation of Underwritten Stabilized NCF DSCR will take into account the Assumed Debt Service due on the Participation being acquired by the Issuer and the related Companion Participation(s) (assuming fully funded) or related note also secured by the related Mortgaged Property or properties, as applicable, that is senior or pari passu in right to the Participation being acquired by the Issuer but not any Companion Participation(s) or related note also secured by the related Mortgaged Property or properties, as applicable, that is junior in right to the Participation being acquired by the Issuer. In determining the Underwritten Stabilized NCF DSCR for any Reinvestment Mortgage Asset, Contribution Mortgage Asset or Exchange Mortgage Asset that is cross-collateralized with one or more other Mortgage Assets, the Underwritten Stabilized NCF DSCR was calculated with respect to the cross-collateralized group in the aggregate.

“United States” and “U.S.”: The United States of America, including any state and any territory or possession administered thereby.

“Unscheduled Principal Payments”: Any proceeds received by the Issuer from an unscheduled prepayment or redemption (in whole but not in part) by the obligor of a Mortgage Loan prior to the stated maturity date of such related Mortgage Asset.

“Updated Appraisal”: Upon the occurrence of an Appraisal Reduction Event, the Special Servicer will be required to use reasonable efforts to obtain, within 120 days of the event that resulted in such Appraisal Reduction Event, an appraisal (or a letter update for an existing appraisal which is less than two years old) of the Mortgaged Property from an independent appraiser who is a Member of the Appraisal Institute.

“U.S. Credit Risk Retention Rules”: Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.

“U.S. Person”: The meaning specified in Regulation S.

“Weighted Average Life”: As of any Measurement Date with respect to the Mortgage Assets (other than Defaulted Mortgage Assets), the number obtained by (i) summing the products obtained by multiplying (a) the Average Life at such time of each Mortgage Asset (other than Defaulted Mortgage Assets) by (b) the outstanding Principal Balance of such Mortgage Asset and (ii) dividing such sum by the aggregate Principal Balance at such time of all Mortgage Assets (other than Defaulted Mortgage Assets), where “Average Life” means, on any Measurement Date with respect to any Mortgage Asset (other than a Defaulted Mortgage Asset), the quotient obtained by the Collateral Manager by dividing (i) the sum of the products of (a) the number of years (rounded to the nearest one tenth thereof) from such Measurement Date to the respective dates of each successive expected distribution of principal of such Mortgage Asset and (b) the respective amounts of such expected distributions of principal by (ii) the sum of all successive expected distributions of principal on such Mortgage Asset.

“Weighted Average Spread”: As of any date of determination, the number obtained (rounded up to the next 0.001%), by (A) summing the products obtained by multiplying (i) with respect to any Mortgage Asset (other than a Defaulted Mortgage Asset), the greater of (x) the current spread above Term SOFR (or the applicable successor benchmark rate, including any applicable spread adjustment) (net of any servicing fees and expenses) at which interest accrues on each such Mortgage Asset and (y) if such Mortgage Asset provides for a minimum interest rate thereunder, the excess, if any, of the minimum interest rate applicable to such Mortgage Asset (net of any servicing fees and expenses) over Term SOFR (or the applicable successor benchmark rate, including any applicable spread adjustment) by (ii) the Principal Balance of such Mortgage Asset as of such date, and (B) dividing such sum by the aggregate Principal Balance of all Mortgage Assets (excluding all Defaulted Mortgage Assets).

“Whole Loan”: A whole first-lien mortgage loan (but not a participation interest in a mortgage loan) secured by commercial or multi-family real estate.

Section 1.2      Interest Calculation Convention. All calculations of interest hereunder that are made with respect to the Class A Loans and the Notes shall be made on the basis of the actual number of days during the related Interest Accrual Period divided by three hundred sixty (360). All calculations of the Advancing Agent Fee in respect of any Payment Date shall be made on the basis of the actual number of days during the period from (and including) the immediately preceding Payment Date to (but excluding) such Payment Date, divided by three hundred sixty (360).

Section 1.3      Rounding Convention. Unless otherwise specified herein, test calculations that are evaluated as a percentage will be rounded to the nearest ten thousandth of a percentage point and test calculations that are evaluated as a number or decimal will be rounded to the nearest one hundredth of a percentage point.

ARTICLE II

THE NOTES

Section 2.1      Forms Generally. The Notes and the Note Administrator’s certificate of authentication thereon (the “Certificate of Authentication”) shall be in substantially the forms required by this Article 2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuer, executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

Section 2.2      Forms of Notes and Certificate of Authentication.

(a)           Form. The form of each Class of the Notes, including the Certificate of Authentication, shall be substantially as set forth in Exhibits A-1, A-2, B-1, B-2, C-1, C-2, D, E and F hereto.

(b)           Global Notes and Definitive Notes. (i)  The Notes initially offered and sold in the United States to (or to U.S. Persons who are) QIBs may be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, B-1 and C-1 hereto added to the form of such Notes (each, a “Rule 144A Global Note”), which shall be registered in the name of Cede & Co., as the nominee of the Depository and deposited with the Note Administrator, as custodian for the Depository, duly executed by the Issuer and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii)           The Notes initially offered and sold in the United States to (or to U.S. Persons who are) IAIs, and such Notes shall be issued in definitive form, registered in the name of the legal or beneficial owner thereof attached without interest coupons with the applicable legend set forth in Exhibits A-2, B-2, C-2, D, E and F hereto added to the form of such Notes (each, a “Definitive Note”), which shall be duly executed by the Issuer and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.

(iii)          The Notes initially sold in offshore transactions in reliance on Regulation S shall be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, B-1 and C-1 hereto added to the form of such Notes (each, a “Regulation S Global Note”), which shall be deposited on behalf of the subscribers for such Notes represented thereby with the Note Administrator as custodian for the Depository and registered in the name of a nominee of the Depository for the respective accounts of Euroclear and Clearstream, Luxembourg or their respective depositories, duly executed by the Issuer and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.

(c)           Book-Entry Provisions. This Section 2.2(c) shall apply only to Global Notes deposited with or on behalf of the Depository.

In connection with the issuance of any Global Note, the Issuer shall execute and the Authenticating Agent shall, in accordance with this Section 2.2(c), authenticate and deliver initially one or more Global Notes that shall be (i) registered in the name of the nominee of the Depository for such Global Note or Global Notes and (ii) delivered by the Note Administrator to such Depository or pursuant to such Depository’s instructions or held by the Note Administrator’s agent as custodian for the Depository.

Agent Members shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Note Administrator, as custodian for the Depository or under the Global Note, and the Depository may be treated by the Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer and any of their respective agents as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer or any of their respective agents, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Global Note.

(d)           Delivery of Definitive Notes in Lieu of Global Notes. Except as provided in Section 2.10 hereof, owners of beneficial interests in a Class of Global Notes shall not be entitled to receive physical delivery of a Definitive Note.

(e)           CUSIPs. As an administrative convenience, the Issuer or the Issuer’s agent may obtain a separate CUSIP or separate CUSIPs (or similar identifying numbers) for all or a portion of any Class of Notes.

Section 2.3      Authorized Amount; Stated Maturity Date; and Denominations.

(a)            The aggregate principal amount of the Notes that may be authenticated and delivered under this Indenture is limited to U.S.$115,900,000, except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, 2.6 or 8.5 hereof and (ii) any Deferred Interest.

Such Notes shall be divided into six (6) Classes having designations and original principal amounts as follows:

Designation	Original Principal Amount
Class B Second Priority Secured Floating Rate Notes Due 2032	U.S.$	30,400,000
Class C Third Priority Secured Floating Rate Notes Due 2032	U.S.$	16,900,000
Class D Fourth Priority Secured Floating Rate Notes Due 2032	U.S.$	7,700,000
Class E Fifth Priority Secured Floating Rate Notes Due 2032	U.S.$	15,000,000
Class F Sixth Priority Secured Floating Rate Notes Due 2032	U.S.$	10,600,000
Class G Income Notes Due 2032	U.S.$	35,300,000

(b)           The Notes shall be issuable in minimum denominations of U.S.$100,000 and integral multiples of U.S.$500 in excess thereof (plus any residual amount).

Section 2.4      Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Issuer. The signature of such Authorized Officers on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Note Administrator for authentication and the Note Administrator, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

Each Note authenticated and delivered by the Note Administrator upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.

Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current outstanding principal amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article 2, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.5      Registration, Registration of Transfer and Exchange.

(a)            The Issuer shall cause to be kept a register (the “Notes Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Note Administrator is hereby initially appointed “Notes Registrar” for the purpose of maintaining the Notes Registrar and registering Notes and transfers and exchanges of such Notes with respect to the Notes Register kept in the United States as herein provided. Upon any resignation or removal of the Notes Registrar, the Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Notes Registrar.

The name and address of each Noteholder and the principal amounts and stated interest of each such Noteholder in its Notes shall be recorded by the Notes Registrar in the Notes Register. For the avoidance of doubt, the Notes Register is intended to be and shall be maintained so as to cause the Notes to be considered issued in registered form under Treasury Regulations Section 5f.103-1(c).

If a Person other than the Note Administrator is appointed by the Issuer as Notes Registrar, the Issuer shall give the Note Administrator prompt written notice of the appointment of a successor Notes Registrar and of the location, and any change in the location, of the Notes Register, and the Note Administrator shall have the right to inspect the Notes Register at all reasonable times and to obtain copies thereof and the Note Administrator shall have the right to rely upon a certificate executed on behalf of the Notes Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes. In addition, the Notes Registrar shall be required, within one (1) Business Day of each Record Date, to provide the Note Administrator with a copy of the Notes Registrar in the format required by, and with all accompanying information regarding the Noteholders as may reasonably be required by the Note Administrator.

Subject to this Section 2.5, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.2, the Issuer shall execute, and the Note Administrator shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.

At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer to be maintained as provided in Section 7.2. Whenever any Note is surrendered for exchange, the Issuer shall execute, and the Note Administrator shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive.

All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Notes Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Neither the Notes Registrar nor the Issuer shall be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business fifteen (15) days before any selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption.

(b)           No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable securities laws of any state or other jurisdiction.

(c)           No Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.5(e) below andto QIBs in accordance with Rule 144A to QIBs or, solely with respect to Definitive Notes, IAIs or QIBs. The Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non U.S. Persons in reliance on Regulation S. None of the Issuer, the Note Administrator, the Trustee or any other Person may register the Notes under the Securities Act or the securities laws of any state or other jurisdiction.

(d)           Upon final payment due on the Stated Maturity Date of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent (outside the United States if then required by applicable law in the case of a Note in definitive form issued in exchange for a beneficial interest in a Regulation S Global Note pursuant to Section 2.10).

(e)           Transfers of Global Notes. Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depository, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.2(c) and this Section 2.5(e).

(i)            Except as otherwise set forth below, transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee. Transfers of a Global Note to a Definitive Note may only be made in accordance with Section 2.10.

(ii)           Regulation S Global Note to Rule 144A Global Note or Definitive Note. If a holder of a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for an interest in the corresponding Rule 144A Global Note or for a Definitive Note or to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Note or for a Definitive Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream, Luxembourg and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Rule 144A Global Note or for a Definitive Note. Upon receipt by the Note Administrator or the Notes Registrar of:

(1)            if the transferee is taking a beneficial interest in a Rule 144A Global Note, instructions from Euroclear, Clearstream, Luxembourg and/or DTC, as the case may be, directing the Notes Registrar to cause to be credited a beneficial interest in the corresponding Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase and a duly completed certificate in the form of Exhibit G-2 attached hereto; or

(2)            if the transferee is taking a Definitive Note, a duly completed transfer certificate in substantially the form of Exhibit G-3 hereto, certifying that such transferee is an IAI and a Qualified Purchaser, then the Notes Registrar shall either (x) if the transferee is taking a beneficial interest in a Rule 144A Global Note, approve the instructions at DTC to reduce, or cause to be reduced, the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be transferred or exchanged and the Notes Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note or (y) if the transferee is taking an interest in a Definitive Note, the Notes Registrar shall record the transfer in the Notes Register in accordance with Section 2.5(a) and, upon execution by the Issuer, the Note Administrator shall authenticate and deliver one or more Definitive Notes, as applicable, registered in the names specified in the instructions described above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Regulation S Global Note transferred by the transferor).

(iii)           Definitive Note or Rule 144A Global Note to Regulation S Global Note. If a holder of a beneficial interest in a Rule 144A Global Note or a Holder of a Definitive Note wishes at any time to exchange its interest in such Rule 144A Global Note or Definitive Note for an interest in the corresponding Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note or Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Note, such holder, provided such holder or, in the case of a transfer, the transferee is not a U.S. person and is acquiring such interest in an offshore transaction, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Regulation S Global Note. Upon receipt by the Note Administrator or the Notes Registrar of:

(1)            instructions given in accordance with DTC’s procedures from an Agent Member directing the Note Administrator or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Rule 144A Global Note or Definitive Note to be exchanged or transferred, and in the case of a transfer of Definitive Notes, such Holder’s Definitive Notes properly endorsed for assignment to the transferee;

(2)            a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and the Euroclear or Clearstream, Luxembourg account to be credited with such increase;

(3)            in the case of a transfer of Definitive Notes, a Holder’s Definitive Note properly endorsed for assignment to the transferee; and

(4)            a duly completed certificate in the form of Exhibit G-1 attached hereto,

then the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce the principal amount of the Rule 144A Global Note (or, in the case of a transfer of Definitive Notes, the Note Administrator or the Notes Registrar shall cancel such Definitive Notes) and to increase the principal amount of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note or Definitive Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note (or, in the case of a cancellation of Definitive Notes, equal to the principal amount of Definitive Notes so cancelled).

(iv)           Transfer of Rule 144A Global Notes to Definitive Notes. If, in accordance with Section 2.10, a holder of a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for a Definitive Note or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a Definitive Note in accordance with Section 2.10, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for a Definitive Note. Upon receipt by the Note Administrator or the Notes Registrar of (A) a duly complete certificate substantially in the form of Exhibit G-3 and (B) appropriate instructions from DTC, if required, the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce, or cause to be reduced, the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be transferred or exchanged, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Issuer, the Note Administrator shall authenticate and deliver one or more Definitive Notes, registered in the names specified in the instructions described in clause (B) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Rule 144A Global Note transferred by the transferor).

(v)            Transfer of Definitive Notes to Rule 144A Global Notes. If a holder of a Definitive Note wishes at any time to exchange its interest in such Definitive Note for a beneficial interest in a Rule 144A Global Note or to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such Definitive Note for beneficial interest in a Rule 144A Global Note (provided that no IAI may hold an interest in a Rule 144A Global Note). Upon receipt by the Note Administrator or the Notes Registrar of (A) a Holder’s Definitive Note properly endorsed for assignment to the transferee; (B) a duly completed certificate substantially in the form of Exhibit G-2 attached hereto; (C) instructions given in accordance with DTC’s procedures from an Agent Member to instruct DTC to cause to be credited a beneficial interest in the Rule 144A Global Notes in an amount equal to the Definitive Notes to be transferred or exchanged; and (D) a written order given in accordance with DTC’s procedures containing information regarding the participant’s account of DTC to be credited with such increase, the Note Administrator or the Notes Registrar shall cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and approve the instructions at DTC, concurrently with such cancellation, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the principal amount of the Definitive Note transferred or exchanged.

(vi)           Other Exchanges. In the event that, pursuant to Section 2.10 hereof, a Global Note is exchanged for Definitive Notes, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers are to a QIB who is also a Qualified Purchaser or are to a non-U.S. Person, or otherwise comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer and the Note Administrator.

(f)            Removal of Legend. If Notes are issued upon the transfer, exchange or replacement of Notes bearing the applicable legends set forth in Exhibits A-1, A-2, B-1, B-2, C-1, C-2, D, E and F hereto, and if a request is made to remove such applicable legend on such Notes, the Notes so issued shall bear such applicable legend, or such applicable legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an Opinion of Counsel of an attorney at law licensed to practice law in the State of New York (and addressed to the Issuer and the Note Administrator), as may be reasonably required by the Issuer to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Regulation S, as applicable, the Investment Company Act or ERISA. So long as the Issuer is relying on an exemption under or promulgated pursuant to the Investment Company Act, the Issuer shall not remove that portion of the legend required to maintain an exemption under or promulgated pursuant to the Investment Company Act. Upon provision of such satisfactory evidence, as confirmed in writing by the Issuer to the Note Administrator, the Note Administrator, at the direction of the Issuer, shall authenticate and deliver Notes that do not bear such applicable legend.

(g)           Each beneficial owner of Regulation S Global Notes shall be deemed to make the representations and agreements set forth in Exhibit G-1 hereto.

(h)           Each beneficial owner of Rule 144A Global Notes shall be deemed to make the representations and agreements set forth in Exhibit G-2 hereto.

(i)            Each Holder of Definitive Notes shall make the representations and agreements set forth in the certificate attached as Exhibit G-3 hereto.

(j)            Each Noteholder is hereby deemed to have represented and agreed that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) in the case of the transferred Notes that are Investment Grade Notes, its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law; provided that with respect to the Class D Notes, each Noteholder understands and agrees that no employee benefit plan or plan subject to ERISA or to Section 4975 of the Code, or plan subject to Similar law, or any entity considered to hold the assets of any such employee benefit plan or plan may acquire and/or hold any Class D Notes unless the Issuer has received an Opinion of Counsel to the effect that such Class D Notes will be treated as indebtedness for U.S. federal income tax purposes.

(k)           Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

(l)            Any purported transfer of a Note not in accordance with Section 2.5(e) shall be null and void and shall not be given effect for any purpose hereunder.

(m)          Notwithstanding anything contained in this Indenture to the contrary, neither the Note Administrator nor the Notes Registrar (nor any other Transfer Agent) shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), the Investment Company Act, ERISA or the Code (or any applicable regulations thereunder); provided, however, that if a specified transfer certificate or Opinion of Counsel is required by the express terms of this Section 2.5 to be delivered to the Note Administrator or Notes Registrar prior to registration of transfer of a Note, the Note Administrator and/or Notes Registrar, as applicable, is required to request, as a condition for registering the transfer of the Note, such certificate or Opinion of Counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Note Administrator or Notes Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or Opinion of Counsel does not so conform).

(n)           If the Note Administrator has actual knowledge or is notified by the Issuer or the Collateral Manager that (i) a transfer or attempted or purported transfer of any interest in any Note was consummated in compliance with the provisions of this Section 2.5 on the basis of a materially incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Note Administrator any certification required to be delivered hereunder or (iii) the holder of any interest in a Note is in breach of any representation or agreement set forth in any certification or any deemed representation or agreement of such holder, the Note Administrator shall not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding holder of such interest in such Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Note by such Holder.

In addition, the Note Administrator may require that the interest in the Note referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any Person designated by the Issuer or the Collateral Manager at a price determined by the Issuer or the Collateral Manager, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Note, authorizes the Note Administrator to take such action. In any case, none of the Issuer, the Collateral Manager and the Note Administrator shall not be held responsible for any losses that may be incurred as a result of any required transfer under this Section 2.5(l).

(o)           Each Holder of Notes approves and consents to (i) the purchase of the Mortgage Assets by the Issuer from the Seller on the Closing Date and (ii) any other transaction between the Issuer and the Collateral Manager or its Affiliates that are permitted under the terms of this Indenture or the Mortgage Asset Purchase Agreement.

(p)           As long as any Note is Outstanding, any retained or repurchased Notes or Membership Interests held by LCMT, LMF Holder or any other disregarded entity of LCMT or a subsequent REIT for U.S. federal income tax purposes may not be transferred (whether by means of an actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledged or hypothecated to any Person (except to an affiliate that is wholly-owned by LCMT and is disregarded for U.S. federal income tax purposes), unless (i)(A) 100% of the retained or repurchased Notes or the Membership Interests are transferred, pledged or hypothecated to a Qualified REIT Subsidiary or other disregarded entity of LCMT or (B) 100% of the retained or repurchased Notes or the Membership Interests are transferred, pledged or hypothecated to another REIT or a Qualified REIT Subsidiary or another disregarded entity of another REIT or (ii) with respect to such transfer, pledge or hypothecation, the Issuer receives an opinion from Cadwalader, Wickersham & Taft LLP, Mayer Brown LLP or another nationally recognized tax counsel experienced in such matters to the effect that upon such transfer, pledge or hypothecation the Issuer will continue to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT or will not cause the Issuer to be treated as an association taxable as a corporation, a “taxable mortgage pool” or a “publicly traded partnership” for U.S. federal income tax purposes.

(q)           For the avoidance of doubt, the Indenture Accounts and the Class A Loan Payment Account (including income, if any, earned on the investments of funds in such account) will be owned by LCMT, if the Issuer is wholly-owned by LCMT, or a Subsequent REIT that wholly owns the Issuer, for federal income tax purposes. The Issuer shall provide to the Note Administrator (i) an IRS Form W-9 or appropriate IRS Form W-8 no later than the Closing Date, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Note Administrator as may be necessary (x) to reduce or eliminate the imposition of U.S. withholding taxes and (y) to permit the Note Administrator to fulfill its tax reporting obligations under applicable law with respect to the Indenture Accounts, the Class A Loan Payment Account or any amounts paid to the Issuer. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, Issuer shall timely provide to the Note Administrator accurately updated and complete versions of such IRS forms or other documentation. The Note Administrator shall have no liability to Issuer or any other person in connection with any tax withholding amounts paid or withheld from the Indenture Accounts or the Class A Loan Payment Account pursuant to applicable law arising from the Issuer’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Indenture Accounts or the Class A Loan Payment Account absent the Note Administrator having first received (i) the requisite written investment direction from the Issuer with respect to the investment of such funds, and (ii) the IRS forms and other documentation required by this paragraph.

Section 2.6      Mutilated, Defaced, Destroyed, Lost or Stolen Note. If (a) any mutilated or defaced Note is surrendered to a Transfer Agent, or if there shall be delivered to the Issuer, the Trustee, the Note Administrator and the relevant Transfer Agent (each, a “Specified Person”) evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to each Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless, then, in the absence of notice to the Specified Persons that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon Issuer Request (which Issuer Request shall be deemed to have been given upon receipt by the Note Administrator of a Note that has been signed by the Issuer), the Note Administrator shall authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.

If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, any Specified Person shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith.

In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated or defaced Note shall be surrendered.

Upon the issuance of any new Note under this Section 2.6, the Issuer may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Note issued pursuant to this Section 2.6 in lieu of any mutilated, defaced, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and such new Note shall be entitled, subject to the second paragraph of this Section 2.6, to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.

Section 2.7      Payment of Principal and Interest and Other Amounts; Principal and Interest Rights Preserved. (a)  Each Class A Loan and each Class of Notes shall accrue interest during each Interest Accrual Period at the Class A Rate or Note Interest Rate applicable to such Class and such interest will be payable in arrears on each Payment Date on the Aggregate Outstanding Amount thereof on the first day of the related Interest Accrual Period (after giving effect to payments of principal thereof on such date), except as otherwise set forth below. Payment of interest on each Class of Notes will be subordinated to the payment of interest on the Class A Loan and each related Class of Notes senior thereto. Interest will cease to accrue on each Class A Loan and each Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal. To the extent lawful and enforceable, interest on any interest that is not paid when due on the Class A Loans; or, if no Class A Loans are Outstanding, the Notes of the Controlling Class, shall accrue at the Class A Rate or Note Interest Rate applicable to such Class until paid as provided herein.

(b)           (i) so long as any of the Class A Loans, the Class B Notes, the Class C Notes or the Class D Notes are outstanding, the Class E Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class E Notes and will not be considered “due and payable” until (A) the Payment Date on which funds are available to pay such Class E Deferred Interest in accordance with the Priority of Payments, (B) a Redemption Date or (C) the Stated Maturity Date and (ii) so long as any of the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes are outstanding, the Class F Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class F Notes and will not be considered “due and payable” until (A) the Payment Date on which funds are available to pay such Class F Deferred Interest in accordance with the Priority of Payments, (B) a Redemption Date or (C) the Stated Maturity Date.

(c)           The principal of each Class A Loan and each Class of Notes matures at par and is due and payable on the Stated Maturity Date for such Class, unless such principal has been previously repaid or unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. Notwithstanding the foregoing, the payment of principal of each Class A Loan and each Class of Notes may only occur pursuant to the Priority of Payments. The payment of principal on the Class A Loans and any Note is subordinate in the manner described in the Priority of Payments. Payments of principal on the Class A Loans and any Class of Notes that are not paid, in accordance with the Priority of Payments, on any Payment Date (other than the Payment Date which is the Stated Maturity Date (or the earlier date of Maturity) of such Class A Loan or Class of Notes or any Redemption Date), because of insufficient funds therefor shall not be considered “due and payable” for purposes of Section 5.1(a) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all Classes most senior thereto with respect to such Class have been paid in full. Payments of principal on the Class A Loans and the Notes in connection with a Clean-up Call, Tax Redemption, Auction Call Redemption or Optional Redemption will be made in accordance with Section 9.1 and the Priority of Payments.

(d)           As a condition to the payment of principal of and interest on any Note without the imposition of U.S. withholding tax, the Issuer shall require certification acceptable to it to enable the Issuer, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Note under any present or future law or regulation of the United States, any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income Is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms). In addition, each of the Issuer, the Trustee or any Paying Agent may require certification from a Holder of Notes acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its Collateral and otherwise as may be necessary or reasonably required to ensure compliance with all applicable tax laws. Each Holder (and each beneficial owner) of Notes agree to provide any certification requested pursuant to this Section 2.7(d) and to update or replace such form or certification in accordance with its terms or its subsequent amendments. Furthermore, the Issuer shall require, as a condition to payment without the imposition of U.S. withholding tax to a Holder of Notes under FATCA, information to comply with FATCA requirements pursuant to clause (xii) of the representations and warranties set forth under the third paragraph of Exhibit G hereto, as deemed made pursuant to Section 2.5(g) hereto, or pursuant to clause (xiii) of the representations and warranties set forth under the third paragraph of Exhibit G hereto, as deemed made pursuant to Section 2.5(h) hereto, or pursuant to clause (xi) of the representations and warranties set forth under the third paragraph of Exhibit G hereto, made pursuant to Section 2.5(i) hereto, as applicable. Holders of Notes shall be required to provide to the Issuer, the Note Administrator, the Trustee or their agents all information, documentation or certifications acceptable to it to permit the Issuer or the Note Administrator to comply with its tax reporting obligations under applicable law, including any applicable cost basis reporting obligations.

(e)           Payments in respect of interest on and principal on the Class A Loans and the Notes shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Paying Agent on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Loan Register or Notes Register. The Issuer expects that the Depository or its nominee, upon receipt of any payment of principal or interest in respect of a Global Note held by the Depository or its nominee, shall immediately credit the applicable Agent Members’ accounts with payments in amounts proportionate to the respective beneficial interests in such Global Note as shown on the records of the Depository or its nominee. The Issuer also expects that payments by Agent Members to owners of beneficial interests in such Global Note held through Agent Members will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of the Agent Members. Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent (or, to a foreign paying agent appointed by the Note Administrator outside of the United States if then required by applicable law, in the case of a Definitive Note issued in exchange for a beneficial interest in the Regulation S Global Note) on or prior to such Maturity. None of the Issuer, the Trustee, the Note Administrator or the Paying Agent will have any responsibility or liability with respect to any records maintained by the Holder of any Note with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. In the case where any final payment of principal and interest is to be made on any Note (other than on the Stated Maturity Date thereof) the Issuer or, upon Issuer Request, the Note Administrator, in the name and at the expense of the Issuer, shall not more than thirty (30) nor fewer than five (5) Business Days prior to the date on which such payment is to be made, mail to the Persons entitled thereto at their addresses appearing on the Notes Register, a notice which shall state the date on which such payment will be made and the amount of such payment and shall specify the place where such Notes may be presented and surrendered for such payment.

(f)            Subject to the provisions of Sections 2.7(a) and Section 2.7(e) hereof, Holders of Class A Loans and Notes as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable in accordance with the Priority of Payments and principal payable in accordance with the Priority of Payments on such Payment Date. All such payments that are mailed or wired and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Issuer to be maintained as provided in Section 7.2 (or returned to the Trustee).

(g)           Interest on any Class A Loan or Note which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Class A Loan or Note (or one or more predecessor Notes), as applicable, is registered at the close of business on the Record Date for such interest.

(h)           Payments of principal to Holders of the Class A Loans and Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Class A Loans or Notes of such Class, as applicable, registered in the name of each such Holder on such Record Date bears to the Aggregate Outstanding Amount of all Class A Loans and Notes of such Class on such Record Date.

(i)            Interest accrued with respect to the Class A Loans and Notes shall be calculated as set forth in the Credit Agreement and the Indenture, as applicable.

(j)            All reductions in the principal amount of a Class A Loan or a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Payment Date, Redemption Date or upon Maturity shall be binding upon all future Holders of such Class A Loan or Note and of any Class A Loan or Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A Loan or Note.

(k)           Notwithstanding anything contained in this Indenture to the contrary, the obligations of the Issuer under the Class A Loans, the Secured Notes, this Indenture and the other Transaction Documents are from time to time and at any time limited-recourse obligations of the Issuer. The Class A Loans, the Notes and the obligations of the Issuer under this Indenture and the other Transaction Documents are from time to time and at any time payable solely from the Collateral available at such time and following realization of the Collateral, all obligations of the Issuer, with respect to the Class A Loans, the Secured Notes, and any claims of the Class A Lenders, the Noteholders, the Trustee or any other parties to any Transaction Documents shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Class A Loans, the Notes or this Indenture against any Officer, director, employee, shareholder, limited partner or incorporator of the Issuer or any of its respective successors or assigns. It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class A Loans or the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Class A Loans or the Notes) until such Collateral have been realized, whereupon any outstanding indebtedness or obligation in respect of the Class A Loans or the Notes, this Indenture and the other Transaction Documents shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Class A Loans, the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

(l)            Subject to the foregoing provisions of this Section 2.7, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.

(m)          Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Class A Loans or the Notes (but subject to Sections 2.7(f) and (i)), if the Class A Loans or the Notes have become or been declared due and payable following an Event of Default and such acceleration of Maturity and its consequences have not been rescinded and annulled and the provisions of Section 5.5 are not applicable, then payments of principal of and interest on such Class A Loans or Notes shall be made in accordance with Section 5.7 hereof.

Section 2.8      Persons Deemed Owners. The Issuer, the Trustee, the Note Administrator, the Servicer, the Special Servicer and any of their respective agents may treat as the owner of a Class A Loan or Note the Person in whose name such Class A Loan or Note is registered on the Loan Register or Notes Register, as applicable, on the applicable Record Date for the purpose of receiving payments of principal of and interest and other amounts on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and none of the Note Administrator, the Servicer, the Special Servicer or any of their respective agents shall be affected by notice to the contrary; provided, however, that the Depository, or its nominee, shall be deemed the owner of the Global Notes, and owners of beneficial interests in Global Notes will not be considered the owners of any Notes for the purpose of receiving notices.

Section 2.9      Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, upon delivery to the Notes Registrar, be promptly canceled by the Notes Registrar and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes held by the Notes Registrar shall be destroyed or held by the Notes Registrar in accordance with its standard retention policy. Notes of the most senior Class Outstanding that are held by the Issuer, the Collateral Manager or any of their Affiliates (and not Notes of any other Class) may be submitted to the Notes Registrar for cancellation at any time.

Section 2.10      Global Notes; Definitive Notes; Temporary Notes.

(a)           Definitive Notes. Definitive Notes shall only be issued in the following limited circumstances:

(i)            at the discretion of the Issuer with respect to any Class of Notes,

(ii)           upon Transfer of Global Notes to an IAI in accordance with the procedures set forth in Section 2.5(e)(ii), Section 2.5(e)(iv) or Section 2.5(e)(vi);

(iii)          if a holder of a Definitive Note wishes at any time to exchange such Definitive Note for one or more Definitive Notes or transfer such Definitive Note to a transferee who wishes to take delivery thereof in the form of a Definitive Note in accordance with this Section 2.10, such holder may effect such exchange or transfer upon receipt by the Notes Registrar of (A) a Holder’s Definitive Note properly endorsed for assignment to the transferee, and (B) duly completed certificates in the form of Exhibit G-3, upon receipt of which the Notes Registrar shall then cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Issuer, the Note Administrator shall authenticate and deliver one or more Definitive Notes bearing the same designation as the Definitive Note endorsed for transfer, registered in the names specified in the assignment described in clause (A) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the Definitive Note surrendered by the transferor);

(iv)          in the event that the Depository notifies the Issuer that it is unwilling or unable to continue as Depository for a Global Note or if at any time such Depository ceases to be a “Clearing Agency” registered under the Exchange Act and a successor depository is not appointed by the Issuer within ninety (90) days of such notice, the Global Notes deposited with the Depository pursuant to Section 2.2 hereof shall be transferred to the beneficial owners thereof subject to the procedures and conditions set forth in this Section 2.10.

(b)           Any Global Note that is exchanged for a Definitive Note shall be surrendered by the Depository to the Note Administrator’s Corporate Trust Office together with necessary instruction for the registration and delivery of a Definitive Note to the beneficial owners (or such owner’s nominee) holding the ownership interests in such Global Note. Any such transfer shall be made, without charge, and the Note Administrator shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of the same Class and authorized denominations. Any Definitive Notes delivered in exchange for an interest in a Global Note shall, except as otherwise provided by Section 2.5(f), bear the applicable legend set forth in Exhibit A-2, B-2, C-2, D, E and F as applicable and shall be subject to the transfer restrictions referred to in such applicable legend. The Holder of each such registered individual Global Note may transfer such Global Note by surrendering it at the Corporate Trust Office of the Note Administrator, or at the office of the Paying Agent.

(c)           Subject to the provisions of Section 2.10(b) above, the registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

(d)           [Reserved]

(e)           In the event of the occurrence of either of the events specified in Section 2.10(a) above, the Issuer shall promptly make available to the Notes Registrar a reasonable supply of Definitive Notes.

Pending the preparation of Definitive Notes pursuant to this Section 2.10, the Issuer may execute and, upon Issuer Order, the Note Administrator shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Definitive Notes may determine, as conclusively evidenced by their execution of such Definitive Notes.

If temporary Definitive Notes are issued, the Issuer shall cause permanent Definitive Notes to be prepared without unreasonable delay. The Definitive Notes shall be printed, lithographed, typewritten or otherwise reproduced, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable notes exchange, all as determined by the Officers executing such Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the applicable temporary Definitive Notes at the office or agency maintained by the Issuer for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Definitive Note, the Issuer shall execute, and the Note Administrator shall authenticate and deliver, in exchange therefor the same aggregate principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.11       U.S. Tax Treatment of Class A Loans, Notes and the Issuer. (a) The Issuer intends that, for U.S. federal income tax purposes, (i) the Notes (unless held by LCMT (or another disregarded entity wholly-owned by LCMT or a Subsequent REIT, as applicable)) and the Class A Loans be treated as debt, (ii) 100% of the Membership Interests be beneficially owned by LMF Holder and (iii) the Issuer be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes. Each prospective purchaser and any subsequent transferee of a Note or any interest therein shall, by virtue of its purchase or other acquisition of such Note or interest therein, be deemed to have agreed to treat such Note in a manner consistent with the preceding sentence for U.S. federal income tax purposes. The Issuer does not intend to treat the Class A Loans or the Notes as “contingent payment debt instruments” within the meaning of Treasury Regulations Section 1.1275-4.

(b)            The Issuer shall account for the Notes and prepare any reports to Noteholders and tax authorities consistent with the intentions expressed in Section 2.11(a) above.

(c)            Each Holder of Notes shall timely furnish to the Issuer or its agents any completed U.S. federal income tax form or certification (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for the United States Tax Withholding and Reporting (Entities)) IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms) that the Issuer or its agents may reasonably request and shall update or replace such forms or certification in accordance with its terms or its subsequent amendments. Furthermore, Noteholders shall timely furnish any information required pursuant to Section 2.7(d).

(d)            The Issuer shall be responsible for all calculations of original issue discount on the Notes, if any.

(e)            Each prospective purchaser, any subsequent transferee, and each Holder of a Note or any interest therein shall, by virtue of its purchase or other acquisition of such Note or interest therein, be deemed to agree (i) to provide accurate information and documentation that may be required for the Issuer, the Trustee, the Note Administrator or the Paying Agent to comply with FATCA and (ii) that the Issuer, the Trustee, the Note Administrator or the Paying Agent may (1) provide such information and documentation and any other information concerning its investment in such Notes to the U.S. Internal Revenue Service and any other relevant tax authority and (2) take any other actions necessary for the Issuer, the Trustee, the Note Administrator or the Paying Agent to comply with FATCA.

(f)             LMF Holder, by acceptance of any retained or repurchased Notes and the Membership Interests, agrees to take no action inconsistent with the treatment set forth in Section 2.11(a) and, for so long as any Note is Outstanding, agrees not to sell, transfer (whether by means of an actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), convey, setover, pledge or encumber any retained or repurchased Notes and/or the Membership Interests, except to the extent permitted pursuant to Section 2.5(n).

Section 2.12       Authenticating Agents. Upon the request of the Issuer, the Note Administrator shall, and if the Note Administrator so chooses the Note Administrator may, pursuant to this Indenture, appoint one (1) or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.4, 2.5, 2.6 and 8.5 hereof, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.12 shall be deemed to be the authentication of Notes by the Note Administrator.

Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Note Administrator, the Trustee and the Issuer. The Note Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Trustee and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Note Administrator shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.

The Note Administrator agrees to pay to each Authenticating Agent appointed by it from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Note Administrator shall be entitled to be reimbursed for such payments, subject to Section 6.7 hereof. The provisions of Sections 2.9, 6.4 and 6.5 hereof shall be applicable to any Authenticating Agent.

Section 2.13       Forced Sale on Failure to Comply with Restrictions. (a)  Notwithstanding anything to the contrary elsewhere in this Indenture, (i) any transfer of a Note or interest therein to a U.S. Person who is determined not to have been both a QIB (or, if applicable, an IAI) and a Qualified Purchaser at the time of acquisition of such Note or interest therein or whose ownership of such Note or interest therein violates the restrictions set forth in Sections 2.5(g), 2.5(h), 2.5(j) or 2.5(k) hereof and (ii) any transfer of a Class D Note or interest therein by a Plan or a plan or entity subject to Similar Law where the Issuer has not previously received an Opinion of Counsel to the effect that such Notes will be treated as indebtedness for U.S. federal income tax purposes, shall be null and void and any such proposed transfer of which the Issuer, the Note Administrator or the Trustee shall have written notice (which includes via electronic mail) may be disregarded by the Issuer, the Note Administrator and the Trustee for all purposes.

(b)            If the Issuer determines that any Holder of a Note has not satisfied the applicable requirement described in Section 2.13(a) above (any such Person a “Non-Permitted Holder”), then the Issuer shall promptly after discovery that such Person is a Non-Permitted Holder by the Issuer or a Trust Officer of the Paying Agent (and notice by the Paying Agent to the Issuer, if either of them makes the discovery, provided, however, that with respect to the Paying Agent, only if a Trust Officer of the Paying Agent has actual knowledge), send notice (or cause notice to be sent) to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within thirty (30) days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Note or interest therein, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Note or interest therein to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or a third party acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Notes, and selling such Note to the highest such bidder. However, the Issuer may select a purchaser by any other means determined by it in its sole discretion. The Holder of such Note, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Note, agrees to cooperate with the Issuer and the Note Administrator to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this Section 2.13(b) shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Note sold as a result of any such sale of exercise of such discretion.

Section 2.14       No Gross Up. The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Notes as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.

Section 2.15      Credit Risk Retention. The Securitization Sponsor shall timely deliver (or cause to be timely delivered) to the Trustee and the Note Administrator any notices contemplated by Section 10.12(a)(iv)(8) of this Indenture. The Issuer hereby notifies the Holders on behalf of the Sponsor of the information set forth on Schedule D.

Section 2.16       Effect of Benchmark Transition Event.

(a)            If a Benchmark Transition Event occurs with respect to any Benchmark, such Benchmark will be replaced with the applicable Benchmark Replacement, as determined by the Collateral Manager. After a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, any Benchmark and the related Benchmark Determination Date shall be replaced for all purposes of this Indenture, the Class A Loans and the Notes by the applicable Benchmark Replacement and Benchmark Determination Date determined by the Collateral Manager. Notwithstanding the occurrence of a Benchmark Transition Event, amounts payable on the Class A Loans and the Notes shall be determined with respect to the then-current Benchmark until the occurrence of the related Benchmark Replacement Date.

(b)            The Collateral Manager shall provide prompt notice to the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Trustee, the Note Administrator, the Calculation Agent (if different from the Note Administrator), the Class A Lenders, the Noteholders and the Rating Agencies of its determination that a Benchmark Transition Event has occurred, and prior to any Benchmark Replacement Date, the Collateral Manager shall provide prompt notice to the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Trustee, the Note Administrator, the Calculation Agent (if different from the Note Administrator), the Class A Lenders, the Noteholders and the Rating Agencies of the applicable Benchmark Replacement.

(c)            In connection with the occurrence of any Benchmark Transition Event and its related Benchmark Replacement Date, or from time to time thereafter, upon the direction of the Collateral Manager, the Issuer shall cause a supplemental indenture in accordance with Section 8.1(b)(iv) to be entered into to implement a Benchmark Replacement and to make such Benchmark Replacement Conforming Changes, if any, as the Collateral Manager determines may be necessary or desirable to administer, implement or adopt the applicable Benchmark Replacement and the related Benchmark Replacement Adjustment. Any failure to amend this Indenture pursuant to Section 8.1(b)(iv) on or prior to the Benchmark Replacement Date shall not affect the implementation of a Benchmark Replacement on such Benchmark Replacement Date, it being understood such matters will be binding upon the parties as described in clause (d) below pending the execution and delivery of any such amendment.

(d)            Any determination, implementation, adoption, decision, proposal or election that may be made by the Collateral Manager with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding on the parties hereto, the Class A Lenders and the Noteholders absent manifest error, may be made in the sole discretion of the Collateral Manager (except as otherwise provided herein) and may be relied upon by the Note Administrator, the Trustee, the Calculation Agent, the Servicer and the Special Servicer without investigation.

(e)            The Collateral Manager may (at the Collateral Manager’s expense) assign to another entity (other than the Trustee, the Note Administrator, the Calculation Agent, the Loan Agent or the Custodian) any or all of the Collateral Manager’s rights to make determinations with respect to the Benchmark Replacement, but only so long as the Collateral Manager has provided advance notice of such assignment to the Issuer, the Advancing Agent, the Servicer, the Trustee, the Note Administrator, the Calculation Agent (if different from the Note Administrator), the Class A Lenders, the Noteholders and the Rating Agencies. So long as Massachusetts Life Insurance Company or an Affiliate thereof is the Lead Lender under the Credit Agreement, any assignment by the Collateral Manager of its rights and duties under this Section 2.16 shall be subject to the consent of the Lead Lender. Any out-of-pocket costs and expenses incurred by such assignee in discharging its obligations, and any indemnification amounts or liquidated damages payable to such assignee will be payable as Company Administrative Expenses in accordance with the Priority of Payments. Any fees of such assignee will be payable by the Collateral Manager.

(f)            Notwithstanding anything to the contrary in this Indenture, the Collateral Manager may send any notices with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other determination or selection made under this Section 2.16, by email (or other electronic communication).

(g)           The Collateral Manager shall not have any liability for the determination or selection with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other determination or selection made under this Section 2.16 (including, without limitation, whether the conditions for such determination or selection have been satisfied).

Section 2.17       Certain U.S. Federal Income Tax Accounting Applicable to LCMT’s Treatment of the Class G Notes.

(a)            Solely for certain U.S. federal income tax accounting applicable to LCMT, the Class G Notes shall be deemed to be subdivided into each of (i) the “Class G-P Subcomponent”, (ii) the “Class G-XS Subcomponent” and the (iii) “Class G-R Subcomponent” (collectively, the “Class G Subcomponents”).

(b)           Deemed Payments to Class G Subcomponents. The Class G-P Subcomponent shall have a subcomponent note balance from time to time equal to the Aggregate Outstanding Portfolio Balance minus the Aggregate Outstanding Amount of all Classes of Notes (other than the Class G Notes). The Class G-P Subcomponent will not be entitled to payments of Interest Proceeds.

The Class G-XS Subcomponent shall have a reference balance from time to time equal to the Aggregate Outstanding Portfolio Balance minus the Aggregate Outstanding Amount of all Classes of Notes (other than the Class G Notes) (the “Class G-XS Reference Amount”). The subcomponent note rate on the Class G-XS Subcomponent will equal the product of (a) the difference between (1) the Collateral Net WAC (adjusted for the length of the payment period) and (2) the rate computed by dividing the amount of total interest expense on the Class A Loan and all Classes of Notes (other than the Class G Notes) by the Aggregate Outstanding Portfolio Balance and (b) a fraction with (1) the numerator equal to the Aggregate Outstanding Portfolio Balance and (2) the denominator equal to the Class G-XS Reference Amount. Such dividend rate will be applied to the Class G-XS Reference Amount.

The Class G-R Subcomponent shall be entitled to any amount remaining after all payments to the Class G-P Subcomponent and the Class G-XS Subcomponent have been made in accordance with the priority of payments described herein.

(i)            Interest Proceeds. On each Payment Date, Interest Proceeds shall be deemed paid in the following order of priority:

(1)            to the Class G-XS Subcomponent, to the extent of accrued interest thereon; and

(2)            to the Class G-R Subcomponent, any remaining Interest Proceeds.

(ii)            Principal Proceeds. On each Payment Date, Principal Proceeds shall be deemed paid in the following order of priority:

(1)            to the Class G-P Subcomponent, pro rata based on the aggregate outstanding subcomponent note balance, in partial redemption thereof, until the subcomponent note balance of the Class G-P Subcomponent has been reduced to zero; and

(2)            to the Class G-R Subcomponent, any remaining Principal Proceeds.

For the avoidance of doubt, the Note Administrator shall make computations, distributions and reports with respect to the Class G Notes without regard to the Class G Subcomponents and the payments described in this Section 2.17. Furthermore, the Note Administrator shall not be responsible for any tax filings or reporting in respect of the Class G Notes.

ARTICLE III

CONDITIONS PRECEDENT; PLEDGED MORTGAGE ASSETS

Section 3.1       General Provisions. The Notes to be issued on the Closing Date shall be executed by the Issuer upon compliance with Section 3.2 and shall be delivered to the Note Administrator for authentication and thereupon the same shall be authenticated and delivered by the Note Administrator upon Issuer Request. The Issuer shall cause the following items to be delivered to the Trustee on or prior to the Closing Date:

(a)            an Officer’s Certificate of the Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture, the Servicing Agreement, the Future Funding Agreement, the Credit Agreement and related documents, the execution, authentication and delivery of the Notes and the incurrence of the Class A Loans and specifying the Stated Maturity Date of each Class of Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (C) the officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon;

(b)            an opinion of Cadwalader, Wickersham & Taft LLP (which opinion may be limited to the laws of the State of New York and the federal law of the United States and may assume, among other things, the correctness of the representations and warranties made or deemed made by the owners of Notes pursuant to Sections 2.5(g), (h) and (i)) dated the Closing Date, as to certain matters of New York law and securities law matters;

(c)            an opinion of Cadwalader, Wickersham & Taft LLP, special counsel to the Issuer, dated the Closing Date, relating to the validity of the Grant hereunder and the perfection of the Trustee’s security interest in the Collateral;

(d)            an opinion of Cadwalader, Wickersham & Taft LLP, special counsel to the Issuer, dated the Closing Date, to the effect that the Class A Loans and each Class of Notes other than the Retained Notes will be characterized as indebtedness for U.S. federal income tax purposes;

(e)            opinions of Cadwalader, Wickersham & Taft LLP, counsel to the Issuer and the Seller, regarding (i) certain true sale and non-consolidation matters with respect to the Issuer and (ii) certain corporate and enforceability matters with respect to the Issuer, LMF Holder, LCMT, LFT REIT, the Collateral Manager, the Servicer, the Special Servicer, Lument Structured Finance, LLC and Lument Real Estate Capital Holdings, LLC;

(f)            an opinion of Mayer Brown LLP, special counsel to LCMT, dated the Closing Date, regarding its qualification and taxation as a REIT and the Issuer’s qualification as a Qualified REIT Subsidiary or other disregarded entity of LCMT for U.S. federal income tax purposes;

(g)            opinions of Richards, Layton & Finger LLP, special Delaware counsel to the Issuer and LMF Holder, dated the Closing Date, regarding certain issues of Delaware law and regarding authority to file bankruptcy;

(h)            an opinion of Mayer Brown LLP, dated as of the Closing Date, regarding certain corporate matters with respect to LFT REIT and LCMT;

(i)            an opinion of Miles & Stockbridge PC, dated as of the Closing Date, regarding certain corporate matters with respect to LFT REIT and LCMT;

(j)             an opinion in-house counsel to the Collateral Manager, the Servicer, the Special Servicer, Lument Structured Finance, LLC and Lument Real Estate Capital Holdings, LLC, dated as of the Closing Date, regarding certain corporate matters;

(k)            opinions of (i) in-house counsel of the Note Administrator, dated as of the Closing Date, regarding certain matters of United States law and (ii) Aini & Associates PLLC, counsel to the Note Administrator;

(l)            an opinion of Aini & Associates PLLC, counsel to Trustee;

(m)          an Officer’s Certificate given on behalf of the Issuer and without personal liability, stating that the Issuer is not in Default under this Indenture and that the issuance of the Notes and incurrence of the Class A Loan by the Issuer will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Issuer, any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with and that all expenses due or accrued with respect to the offering or relating to actions taken on or in connection with the Closing Date have been paid;

(n)            executed counterparts of the Credit Agreement, the Mortgage Asset Purchase Agreement, the Servicing Agreement, the Collateral Management Agreement, the Advisory Committee Member Agreement, the Participation Agreements, the Future Funding Agreement and the Securities Account Control Agreement;

(o)            [reserved];

(p)            evidence of preparation for filing at the appropriate filing office in the District of Columbia of a financing statement, on behalf of the Issuer, relating to the perfection of the lien of this Indenture in that Collateral in which a security interest may be perfected by filing under the UCC;

(q)            an Issuer Order executed by the Issuer directing the Note Administrator to (i) authenticate the Notes specified therein, in the amounts set forth therein and registered in the name(s) set forth therein and (ii) deliver the authenticated Notes as directed by the Issuer; and

(r)             the Future Funding Holder certifications pursuant to Section 12.5(b).

Section 3.2       Security for Class A Loans and the Notes. Prior to incurring the Class A Loans and issuing the Notes on the Closing Date, the Issuer shall cause the following conditions to be satisfied:

(a)            Grant of Security Interest; Delivery of Mortgage Assets. The Grant pursuant to the Granting Clauses of this Indenture of all of the Issuer’s right, title and interest in and to the Collateral and the transfer of all Closing Date Mortgage Assets acquired in connection therewith purchased by the Issuer on the Closing Date (as set forth in Schedule A hereto) to the Trustee, without recourse (except as expressly provided in each applicable Mortgage Asset Purchase Agreement), in the manner provided in Section 3.3(a).

(b)           Certificate of the Issuer. A certificate of an Authorized Officer of the Issuer given on behalf of the Issuer and without personal liability, dated as of the Closing Date, delivered to the Trustee and the Note Administrator, to the effect that, in the case of each Closing Date Mortgage Asset pledged to the Trustee for inclusion in the Collateral on the Closing Date and immediately prior to the delivery thereof on the Closing Date:

(i)             the Issuer is the owner of such Closing Date Mortgage Asset free and clear of any liens, claims or encumbrances of any nature whatsoever except for those which are being released on the Closing Date;

(ii)            the Issuer has acquired its ownership in such Closing Date Mortgage Asset in good faith without notice of any adverse claim, except as described in paragraph (i) above;

(iii)           the Issuer has not assigned, pledged or otherwise encumbered any interest in such Closing Date Mortgage Asset (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;

(iv)           the Asset Documents with respect to such Closing Date Mortgage Asset do not prohibit the Issuer from Granting a security interest in and assigning and pledging such Closing Date Mortgage Asset to the Trustee;

(v)            the information set forth with respect to each such Closing Date Mortgage Asset in Schedule A is true correct;

(vi)           the Closing Date Mortgage Assets included in the Collateral satisfy the requirements of Section 3.2(a);

(vii)         (1)            the Grant pursuant to the Granting Clauses of this Indenture shall, upon execution and delivery of this Indenture by the parties hereto, result in a valid and continuing security interest in favor of the Trustee for the benefit of the Secured Parties in all of the Issuer’s right, title and interest in and to the Closing Date Mortgage Assets pledged to the Trustee for inclusion in the Collateral on the Closing Date; and

(2)            upon the delivery of each mortgage note evidencing the obligations of the borrowers under each Mortgage Asset to the Custodian on behalf of the Trustee for the benefit of the Secured Parties, at the Custodian’s office in Minneapolis, Minnesota, the Trustee’s security interest in all Mortgage Assets shall be a validly perfected, first priority security interest under the UCC as in effect in the State of Minnesota.

(c)            Rating Letters. The Issuer’s receipt of a signed letter from the Rating Agencies confirming that (i) the Class A Loans have received a rating of at least “[REDACTED])” by [REDACTED] and “[REDACTED]” by [REDACTED], (ii) the Class B Notes have been issued with a rating of at least “[REDACTED]” by [REDACTED], (iii) the Class C Notes have been issued with a rating of at least “[REDACTED]” by [REDACTED] and (iv) the Class D Notes have been issued with a rating of at least “[REDACTED]” by [REDACTED], and that such ratings are in full force and effect on the Closing Date.

(d)           Accounts. Evidence of the establishment of the Payment Account, the Reinvestment Account, the Custodial Account, the Collection Account, the Future Funding Reserve Account and the Participated Mortgage Loan Collection Account.

Section 3.3       Transfer of Collateral. (a)  Computershare Trust Company, National Association, acting through its Document Custody division (in such capacity, the “Custodian”), is hereby appointed as Custodian to hold all of the mortgage notes or participation certificates required to be delivered to it by the Issuer on the Closing Date or on the closing date of the acquisition of any other Mortgage Asset, at its office in Minneapolis, Minnesota. Any successor to the Custodian shall be a U.S. state or national bank or trust company that is not an Affiliate of the Issuer and has capital and surplus of at least U.S.$200,000,000 and whose long-term unsecured debt is rated at least “[REDACTED]” by [REDACTED]. Subject to the limited right to relocate Collateral set forth in Section 7.5(b), the Custodian shall hold all Asset Documents at its Corporate Trust Office.

(b)           All Eligible Investments and other investments purchased in accordance with this Indenture in the respective Accounts in which the funds used to purchase such investments shall be held in accordance with Article 10 and, in respect of each Indenture Account, the Trustee on behalf of the Secured Parties shall have entered into a securities account control agreement with the Issuer, as debtor and Computershare Trust Company, National Association, as “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC as in effect in the State of New York) (together with its permitted successors and assigns in the trusts hereunder, the “Securities Intermediary”), and the Trustee, as secured party for the benefit of the Secured Parties (the “Securities Account Control Agreement”) providing, inter alia, that the establishment and maintenance of such Indenture Account will be governed by the law of the State of New York. The security interest of the Trustee, for the benefit of the Secured Parties, in Collateral shall be perfected and otherwise evidenced as follows:

(i)             in the case of such Collateral consisting of Security Entitlements, by the Issuer (A) causing the Securities Intermediary, in accordance with the Securities Account Control Agreement, to indicate by book entry that a Financial Asset has been credited to the Custodial Account and (B) causing the Securities Intermediary to agree pursuant to the Securities Account Control Agreement that it will comply with Entitlement Orders originated by or on behalf of the Trustee with respect to each such Security Entitlement without further consent by the Issuer;

(ii)            in the case of Collateral that consists of Instruments or Certificated Securities (the “Minnesota Collateral”), to the extent that any such Minnesota Collateral does not constitute a Financial Asset forming the basis of a Security Entitlement acquired by the Trustee pursuant to clause (i), by the Issuer causing (A) the Custodian, on behalf of the Trustee, to acquire possession of such Minnesota Collateral in the State of Minnesota or (B) another Person (other than the Issuer or a Person controlling, controlled by, or under common control with, the Issuer) (1) to (x) take possession of such Minnesota Collateral in the State of Minnesota and (y) authenticate a record acknowledging that it holds such possession for the benefit of the Trustee or (2) to (x) authenticate a record acknowledging that it will hold possession of such Minnesota Collateral for the benefit of the Trustee and (y) take possession of such Minnesota Collateral in the State of Minnesota;

(iii)           in the case of Collateral that consist of General Intangibles and all other Collateral of the Issuer in which a security interest may be perfected by filing a financing statement under Article 9 of the UCC as in effect in the District of Columbia, filing or causing the filing of a UCC financing statement naming the Issuer as debtor and the Trustee as secured party, which financing statement reasonably identifies all such Collateral, with the Recorder of Deeds of the District of Columbia; and

(iv)           in the case of Collateral that consists of Cash on deposit in any Servicing Account managed by the Servicer or Special Servicer pursuant to the terms of the Servicing Agreement, to deposit such Cash in a Servicing Account, which Servicing Account is in the name of the Servicer or Special Servicer on behalf of the Trustee.

(c)            The Issuer hereby authorizes the filing of UCC financing statements describing as the collateral covered thereby “all of the debtor’s personal property and Collateral,” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Indenture.

(d)            Without limiting the foregoing, the Trustee shall cause the Note Administrator to take such different or additional action as the Trustee may be advised by advice of counsel to the Trustee, Note Administrator or the Issuer (delivered to the Trustee and the Note Administrator) is reasonably required in order to maintain the perfection and priority of the security interest of the Trustee in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and Treasury Regulations governing transfers of interests in Government Items (it being understood that the Note Administrator shall be entitled to rely upon an Opinion of Counsel, including an Opinion of Counsel delivered in accordance with Section 3.1(c), as to the need to file any financing statements or continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).

(e)            Without limiting any of the foregoing, in connection with each Grant of a Mortgage Asset hereunder, the Issuer shall deliver (or cause to be delivered by the Seller) to the Custodian, in each case to the extent specified on the closing checklist in the form of Exhibit H attached hereto for such Mortgage Asset provided to the Custodian (with a copy to the Servicer) by the Issuer (or the Seller) the following documents (collectively, together with any additional documents required to be added to the Mortgage Asset File, the “Mortgage Asset File”):

(i)             if such Mortgage Asset is a Mortgage Loan:

(1)            the original mortgage note or promissory note, as applicable, bearing all intervening endorsements, endorsed in blank or endorsed “Pay to the order of LMF 2023-1, LLC, a Delaware limited liability company, without recourse, except as expressly set forth in that certain Mortgage Asset Purchase Agreement, dated as of July 12, 2023” or “Pay to the order of LMF 2023-1, LLC, a Delaware limited liability company, for the benefit of itself, and for the benefit of any companion participation holder(s), without recourse, except as expressly set forth in that certain Mortgage Asset Purchase Agreement, dated as of July 12, 2023, and subject to the rights and obligations of any companion participation holder(s) under any related participation agreement(s)” and signed in the name of the last endorsee by an authorized Person (or, if such original mortgage note or promissory note, as applicable, has been lost, an affidavit to such effect from the originator thereof or another prior holder and a customary indemnity from such originator in favor of the Issuer for any costs, losses or damages arising from the failure to deliver the original mortgage note or promissory note, as applicable, together with a copy of such mortgage note or promissory note, as applicable);

(2)            an original blanket assignment of all unrecorded documents with respect to such Mortgage Loan to the Issuer or in the name of the Issuer;

(3)            the original or a copy of any guarantee executed in connection with the promissory note, if any;

(4)            the original mortgage with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer (or the Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

(5)            the originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon (or a copy thereof together with an Officer’s Certificate of the Issuer (or the Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required), together with any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage Asset File;

(6)            the original assignment of mortgage in blank or in the name of the Issuer, in form and substance acceptable for recording and signed in the name of the last endorsee;

(7)            the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the last endorsee, or copies thereof together with an Officer’s Certificate of the Issuer certifying that such represent true and correct copies of the originals and that such originals have each been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

(8)            an original or copy (which may be in the form of an electronically issued title policy) mortgagee policy of title insurance or a conformed version of the mortgagee’s title insurance commitment either marked as binding for insurance or attached to an escrow closing letter, countersigned by the title company or its authorized agent if the original mortgagee’s title insurance policy has not yet been issued;

(9)            the original or a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan, if any;

(10)          the original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer certifying that such copy represents a true and correct copy of the original that has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

(11)            the original assignment of any assignment of leases and rents in blank or in the name of the Issuer, in form and substance acceptable for recording;

(12)            a filed copy of the UCC-1 financing statements with evidence of filing thereon, and UCC-3 assignments in blank, which UCC-3 assignments shall be in form and substance acceptable for filing;

(13)            the original or a copy of any related loan agreement;

(14)            the original or a copy of any related guarantee;

(15)            the original or a copy of the environmental indemnity agreement, if any;

(16)            the original of any general collateral assignment of all other documents held by the Issuer in connection with the Mortgage Loan;

(17)            an original or a copy of any disbursement letter from the collateral obligor to the original mortgagee;

(18)            an original or a copy of the survey of the related Mortgaged Properties;

(19)            a copy of any property management agreements;

(20)            a copy of any ground leases;

(21)            a copy of any related environmental insurance policy and environmental report with respect to the related Mortgaged Properties;

(22)            with respect to any Mortgage Loan with related mezzanine or other subordinate debt (other than a companion participation), a copy of any related co-lender agreement, intercreditor agreement, subordination agreement or other similar agreement;

(23)            [reserved]; and

(24)            a copy of any opinion of counsel issued in connection with such Mortgage Loan;

(ii)            if such Mortgage Asset is a Participation:

(1)             each of the documents specified in (i) above with respect to the related Mortgage Loan (other than a Non-Serviced Mortgage Asset);

(2)              an original or a copy of the related Participation Agreement;

(3)            an original of any participation certificate if any evidencing such Participation in the name of the Issuer;

(4)            a copy of any related companion participation certificate; and

(5)            an original assignment of the participation certificate evidencing such Participation endorsed in blank by the Issuer.

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Issuer (or the Seller) in time to permit their delivery hereunder at the time required, the Issuer (or the Seller) shall deliver such original recorded documents to the Custodian promptly when received by the Issuer (or the Seller) from the applicable recording office.

(f)            The execution and delivery of this Indenture by the Custodian shall constitute certification that (i) each original note and participation certificate, if applicable, required to be delivered to the Custodian on behalf of the Trustee by the Issuer (or the Seller) and all allonges thereto, if any, have been received by the Custodian (provided however that with respect to (A) the Mortgage Asset identified on Schedule A as Cheval, the Custodian will receive a PDF copy on the Closing Date of each of the related participation certificates and assignments of the participation certificates and (B) the Mortgage Asset identified on Schedule A as Landis Terrace & Barclay Apartments, the Custodian will receive a PDF copy on the Closing Date of certain notes with respect to the related Mortgage Loan; provided further that originals of such notes, participation certificates and assignments of participation certificates will be delivered to the Custodian no later than five (5) Business Days following the Closing Date); and (ii) such original note and participation certificate, if applicable, has been reviewed by the Custodian and (A) appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the borrower), (B) appears to have been executed and (C) purports to relate to the related Mortgage Asset. The Custodian agrees to review or cause to be reviewed the Mortgage Asset Files within sixty (60) days after the Closing Date, and to deliver to the Issuer, the Note Administrator, the Servicer, the Collateral Manager and the Trustee a certification in the form of Exhibit I attached hereto, indicating, subject to any exceptions found by it in such review (and any related exception report and any subsequent reports thereto shall be delivered to the other parties hereto, the Servicer in electronic format, including Excel-compatible format), (A) those documents referred to in Section 3.3(e) that have been received, and (B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Mortgage Asset. The Custodian shall have no responsibility for reviewing the Mortgage Asset File except as expressly set forth in this Section 3.3(f). None of the Trustee, the Note Administrator, and the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(e)), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Mortgaged Property.

(g)            No later than the one hundred twentieth (120th) day after the Closing Date and quarterly thereafter until the day on which all material exceptions have been removed, the Custodian shall (i) deliver to the Issuer, with a copy to the Note Administrator, the Trustee, the Servicer and the Collateral Manager a final exception report (which report and any updates or modifications thereto shall be delivered in electronic format, including Excel-compatible format) as to any remaining documents that are required to be, but are not in the Mortgage Asset File and (ii) request that the Issuer cause such document deficiency to be cured.

(h)           Without limiting the generality of the foregoing:

(i)             from time to time upon the request of the Trustee, the Collateral Manager, the Servicer or the Special Servicer, the Issuer shall deliver (or cause to be delivered) to the Custodian any Asset Document in the possession of the Issuer and not previously delivered hereunder (including originals of Asset Documents not previously required to be delivered as originals) and as to which the Trustee, the Loan Agent, the Collateral Manager, the Servicer or the Special Servicer, as applicable, shall have reasonably determined, or shall have been advised, to be necessary or appropriate for the administration of such Mortgage Loan hereunder or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture;

(ii)            in connection with any delivery of documents to the Custodian pursuant to clause (i) above, the Custodian shall deliver to the Collateral Manager and the Servicer, on behalf of the Issuer, a Certification in the form of Exhibit I acknowledging the receipt of such documents by the Custodian and that it is holding such documents subject to the terms of this Indenture; and

(iii)           from time to time upon request of the Collateral Manager, the Servicer or the Special Servicer, the Custodian shall, upon delivery by the Collateral Manager, the Servicer or Special Servicer, as applicable, of a request in the form of Exhibit J hereto (a “Request for Release”), release to the Collateral Manager, the Servicer or the Special Servicer, as applicable, such of the Asset Documents then in its custody as the Collateral Manager, the Servicer or Special Servicer, as applicable, reasonably so requests. By submission of any such Request for Release, the Collateral Manager, the Servicer or the Special Servicer, as applicable, shall be deemed to have represented and warranted that it has determined in accordance with the Collateral Management Standard or the Servicing Standard, respectively, set forth in the Collateral Management Agreement or the Servicing Agreement, as the case may be, that the requested release is necessary for the administration of such Mortgage Loan hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture. The Collateral Manager, the Servicer or the Special Servicer shall return to the Custodian each Asset Document released from custody pursuant to this clause (iii) within twenty (20) Business Days of receipt thereof (except such Asset Documents as are released in connection with a sale, exchange or other disposition, in each case only as permitted under this Indenture, of the related Mortgage Asset that is consummated within such twenty (20) day period). Notwithstanding the foregoing provisions of this clause (iii), any note, participation certificate or other instrument evidencing a Pledged Mortgage Asset shall be released only for the purpose of (1) a sale, exchange or other disposition of such Pledged Mortgage Asset that is permitted in accordance with the terms of this Indenture, (2) presentation, collection, renewal or registration of transfer of such Mortgage Asset or (3) in the case of any note, in connection with a payment in full of all amounts owing under such note. The Custodian shall not be responsible for the contents of any Mortgage Asset File while not in the Custodian’s possession pursuant to a Request for Release.

(i)             As of the Closing Date (with respect to the Collateral owned or existing as of the Closing Date) and each date on which any Collateral is acquired (only with respect to each Collateral so acquired or arising after the Closing Date), the Issuer represents and warrants as follows:

(i)             this Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee for the benefit of the Secured Parties, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

(ii)            the Issuer owns and has good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person;

(iii)           in the case of each Collateral, the Issuer has acquired its ownership in such Collateral in good faith without notice of any adverse claim as defined in Section 8-102(a)(1) of the UCC as in effect on the date hereof;

(iv)           other than the security interest granted to the Trustee for the benefit of the Secured Parties pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral;

(v)            the Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (x) relating to the security interest granted to the Trustee for the benefit of the Secured Parties hereunder or (y) that has been terminated; the Issuer is not aware of any judgment lien, Pension Benefit Guarantee Corporation lien or tax lien filings against the Issuer;

(vi)           the Issuer has received all consents and approvals required by the terms of each Collateral and the Transaction Documents to grant to the Trustee its interest and rights in such Collateral hereunder;

(vii)          the Issuer has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee for the benefit of the Secured Parties hereunder;

(viii)         all of the Collateral constitutes one or more of the following categories: an Instrument, a General Intangible, a Certificated Security or an uncertificated security, or a Financial Asset in which a Security Entitlement has been created and that has been or will have been credited to a Securities Account and proceeds of all the foregoing;

(ix)           the Securities Intermediary has agreed to treat all Collateral credited to the Custodial Account as a Financial Asset;

(x)            the Issuer has delivered a fully executed Securities Account Control Agreement pursuant to which the Securities Intermediary has agreed to comply with all instructions originated by the Trustee relating to the Indenture Accounts without further consent of the Issuer; none of the Indenture Accounts is in the name of any Person other than the Issuer, on behalf of the Trustee for the benefit of the Secured Parties; the Issuer has not consented to the Securities Intermediary to comply with any Entitlement Orders in respect of the Indenture Accounts and any Security Entitlement credited to any of the Indenture Accounts originated by any Person other than the Trustee or the Note Administrator on behalf of the Trustee;

(xi)           (A) all original executed copies of each promissory note, participation certificate or other writings that constitute or evidence any pledged obligation that constitutes an Instrument have been delivered to the Custodian for the benefit of the Trustee and (B) none of the promissory notes, participation certificates or other writings that constitute or evidence such collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Issuer to any Person other than the Trustee;

(xii)          each of the Indenture Accounts constitutes a Securities Account in respect of which Computershare Trust Company, National Association has agreed to be Securities Intermediary pursuant to the Securities Account Control Agreement on behalf of the Trustee as secured party under this Indenture.

(j)            The Note Administrator shall cause all Eligible Investments delivered to the Note Administrator on behalf of the Issuer (upon receipt by the Note Administrator thereof) to be promptly credited to the applicable Account.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1       Satisfaction and Discharge of Indenture. This Indenture shall be discharged and shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of the Class A Lenders and the Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, protections, indemnities and immunities of the Note Administrator (in each of its capacities), the Custodian, the Loan Agent and the Trustee and the specific obligations set forth below hereunder and under the Credit Agreement, (v) the rights, obligations and immunities of the Collateral Manager hereunder, under the Collateral Management and under the Servicing Agreement, and (vi) the rights of the Class A Lenders and the Noteholders as beneficiaries hereof with respect to the property deposited with the Custodian or Securities Intermediary (on behalf of the Trustee) and payable to all or any of them (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture) when:

(a)           (i)               either:

(1)             all Notes theretofore authenticated and delivered to Noteholders (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.6 and (B) Notes for which payment has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Notes Registrar for cancellation; or

(2)             all Notes not theretofore delivered to the Notes Registrar for cancellation or Class A Loans not paid in full (A) have become due and payable, or (B) shall become due and payable at their Stated Maturity Date within one year, or (C) are to be called for redemption pursuant to Article 9 under an arrangement satisfactory to the Note Administrator for the giving of notice of redemption by the Issuer pursuant to Section 9.3 and either (x) the Issuer has irrevocably deposited or caused to be deposited with the Note Administrator, Cash or non-callable direct obligations of the United States of America; which obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated “[REDACTED]” by [REDACTED] in an amount sufficient, as recalculated by a firm of Independent nationally-recognized certified public accountants, to pay and discharge the entire indebtedness (including, in the case of a redemption pursuant to Section 9.1, the Redemption Price) on such Notes not theretofore delivered to the Note Administrator for cancellation or Class A Loans not paid in full, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the respective Stated Maturity Date or the respective Redemption Date, as the case may be or (y) in the event all of the Collateral is liquidated following the satisfaction of the conditions specified in Article 5, the Issuer shall have deposited or caused to be deposited with the Note Administrator, all proceeds of such liquidation of the Collateral, for payment in accordance with the Priority of Payments;

(ii)            the Issuer has paid or caused to be paid all other sums then due and payable hereunder (including any amounts then due and payable pursuant to the Credit Agreement, the Collateral Management Agreement and the Servicing Agreement) by the Issuer and no other amounts are scheduled to be due and payable by the Issuer other than Dissolution Expenses; and

(iii)           the Issuer has delivered to the Trustee and the Note Administrator Officer’s Certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with;

provided, however, that in the case of clause (a)(i)(2)(x) above, the Issuer has delivered to the Trustee and Note Administrator an opinion of Cadwalader, Wickersham & Taft LLP or Mayer Brown LLP or an opinion of another tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that the Noteholders would recognize no income gain or loss for U.S. federal income tax purposes as a result of such deposit and satisfaction and discharge of this Indenture; or

(b)           (i)       the Issuer has delivered to the Trustee and Note Administrator a certificate stating that (1) there is no Collateral (other than (x) the Collateral Management Agreement, the Servicing Agreement and the Servicing Accounts related thereto and the Securities Account Control Agreement and the Indenture Accounts related thereto and (y) Cash in an amount not greater than the Dissolution Expenses) that remain subject to the lien of this Indenture, and (2) all funds on deposit in or to the credit of the Accounts have been distributed in accordance with the terms of this Indenture or have otherwise been irrevocably deposited with the Servicer under the Servicing Agreement for such purpose; and

(ii)            the Issuer has delivered to the Note Administrator and the Trustee Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Trustee, the Note Administrator, and, if applicable, the Class A Lenders and the Noteholders, as the case may be, under Sections 2.7, 4.2, 5.4(d), 5.9, 5.18, 6.7 and 7.3 hereof shall survive.

Section 4.2       Application of Amounts held in Trust. All amounts deposited with the Note Administrator pursuant to Section 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes, this Indenture and the Credit Agreement (including, without limitation, the Priority of Payments) to the payment of the principal and interest, either directly or through any Paying Agent, as the Note Administrator may determine, and such amounts shall be held in a segregated account identified as being held in trust for the benefit of the Secured Parties.

Section 4.3       Repayment of Amounts Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all amounts then held by any Paying Agent, upon demand of the Issuer, shall be remitted to the Note Administrator to be held and applied pursuant to Section 7.3 hereof and, in the case of amounts payable on the Notes, in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such amounts.

Section 4.4       Limitation on Obligation to Incur Company Administrative Expenses. If at any time after an Event of Default has occurred and the Notes have been declared immediately due and payable, the sum of (i) Eligible Investments, (ii) Cash and (iii) amounts reasonably expected to be received by the Issuer with respect to the Mortgage Assets in Cash during the current Due Period (as certified by the Collateral Manager in its reasonable judgment) is less than the sum of Dissolution Expenses and any accrued and unpaid Company Administrative Expenses, then notwithstanding any other provision of this Indenture, the Issuer shall no longer be required to incur Company Administrative Expenses as otherwise required by this Indenture to any Person, other than with respect to fees and indemnities of, and other payments, charges and expenses incurred in connection with opinions, reports or services to be provided to or for the benefit of, the Trustee, the Note Administrator, or any of their respective Affiliates. Any failure to pay such amounts or provide or obtain such opinions, reports or services no longer required hereunder shall not constitute a Default hereunder.

ARTICLE V

REMEDIES

Section 5.1       Events of Default.

“Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)            a default in the payment of any interest on any of the Class A Loans, Class B Notes, Class C Notes or Class D Notes (or, if none of the Class A Loans, Class B Notes, Class C Notes or Class D Notes are Outstanding, any Note of the most senior Class Outstanding) when the same becomes due and payable and the continuation of any such default for five (5) days thereafter; provided that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, the Note Administrator, the Trustee, the Loan Agent or any paying agent, such failure continues for five (5) Business Days after a trust officer of the Note Administrator or the Loan Agent, as applicable receives written notice or has actual knowledge of such administrative error or omission; or

(b)            a default in the payment of principal (or the related Redemption Price, if applicable) of any Class A Loan or Class of Notes when the same becomes due and payable, at its Stated Maturity Date or any Redemption Date; provided, in each case, that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, the Note Administrator, the Trustee, the Loan Agent or any paying agent, such failure continues for five (5) Business Days thereafter; or

(c)            the failure on any Payment Date to disburse amounts in excess of $100,000 available in the Payment Account in accordance with the Priority of Payments set forth under Section 11.1(a) (other than a default in payment described in clause (a) or (b) above), which failure continues for a period of three (3) Business Days or, in the case of a failure to disburse such amounts due to an administrative error or omission by the Note Administrator, Trustee or Paying Agent, which failure continues for five (5) Business Days; or

(d)            either of the Issuer or the pool of Collateral becomes an investment company required to be registered under the Investment Company Act; or

(e)            a default in any material respect in the performance, or breach, of any other covenant or other agreement of the Issuer (other than the covenant to make the payments described in clauses (a), (b) or (c) above or to satisfy the Market Trigger and Debt Protection Tests) or any representation or warranty of the Issuer hereunder or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to be incorrect in any material respect when made, and the continuation of such default or breach for a period of 15 days after the Issuer or the Collateral Manager has actual knowledge thereof or after notice thereof to the Issuer by the Trustee or to the Issuer, the Collateral Manager and the Trustee by Holders of at least 25% of the Aggregate Outstanding Amount of the Controlling Class; or

(f)             the entry of a decree or order by a court having competent jurisdiction adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or any other applicable law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, respectively, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(g)            the institution by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other similar applicable law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action;

(h)            one or more final judgments being rendered against the Issuer which exceed, in the aggregate, U.S.$1,000,000 and which remain unstayed, undischarged and unsatisfied for 30 days after such judgment(s) becomes nonappealable, unless adequate funds have been reserved or set aside for the payment thereof, and unless (except as otherwise specified in writing by the Rating Agencies) a No Downgrade Confirmation has been received from each Rating Agency;

(i)             the Issuer loses its status as a Qualified REIT Subsidiary or other disregarded entity of LCMT or any other entity treated as a REIT for U.S. federal income tax purposes, unless (A) within 90 days, the Issuer either (1) delivers an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that, notwithstanding the Issuer’s loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes, the Issuer is not, and has not been, an association (or publicly traded partnership or taxable mortgage pool) taxable as a corporation, or is not, and has not been, otherwise subject to U.S. federal income tax on a net basis and the Class A Lender and Noteholders are not otherwise materially adversely affected by the loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes or (2) receives an amount from the Holders of the Class G Notes sufficient to discharge in full the amounts then due and unpaid on the Class A Loans and the Notes and amounts and expenses described in clauses (1) and (2) under Section 11.1(a)(iii) in accordance with the Priority of Payments or (B) all Class A Loans and Classes of the Notes are subject to a Tax Redemption announced by the Issuer in compliance with this Indenture, and such redemption has not been rescinded; or

(j)             the Issuer, Collateral Manager or Note Administrator, as applicable, fails to deliver, or cause to be delivered, the reports required pursuant to Sections 7.13, 10.9 or 10.11 of this Indenture, which failure continues for five (5) Business Days; or

(k)           the Issuer shall be in breach of any of its covenants made pursuant to Section 7.8 hereof.

Upon becoming aware of the occurrence of an Event of Default, the Issuer, shall promptly notify (or shall procure the prompt notification of) the Trustee, the Note Administrator, the Servicer and the Special Servicer in writing. If the Collateral Manager or Note Administrator has actual knowledge of the occurrence of an Event of Default, the Collateral Manager or the Note Administrator shall promptly notify, in writing, the Trustee, the Noteholders and the Rating Agencies of the occurrence of such Event of Default.

Section 5.2       Acceleration of Maturity; Rescission and Annulment. (a)  If an Event of Default shall occur and be continuing (other than the Events of Default specified in Section 5.1(f) or 5.1(g)), the Trustee may (and shall at the direction of a Majority of the Controlling Class), declare the principal of and accrued and unpaid interest on all the Class A Loans and the Notes to be immediately due and payable (and any such acceleration shall automatically terminate the Reinvestment Period). Upon any such declaration such principal, together with all accrued and unpaid interest thereon, and other amounts payable thereunder in accordance with the Priority of Payments will become immediately due and payable. If an Event of Default described in Section 5.1(f) or 5.1(g) above occurs, such an acceleration shall occur automatically and without any further action, and any such acceleration shall automatically terminate the Reinvestment Period. If the Class A Loans and the Notes are accelerated, payments shall be made in the order and priority set forth in Section 11.1(a) hereof.

(b)           At any time after such a declaration of acceleration of maturity has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as hereinafter provided in this Article 5, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i), by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Issuer has paid or deposited with the Note Administrator a sum sufficient to pay:

(A)            all unpaid installments of interest on and principal on the Class A Loans and the Notes that would be due and payable hereunder if the Event of Default giving rise to such acceleration had not occurred;

(B)             all unpaid taxes of the Issuer, Company Administrative Expenses and other sums paid or advanced by or otherwise due and payable to the Note Administrator, the Loan Agent or to the Trustee hereunder or under the Credit Agreement;

(C)             with respect to the Advancing Agent, the Backup Advancing Agent and the Trustee, any amount due and payable for unreimbursed Interest Advances and Reimbursement Interest; and

(D)            with respect to the Collateral Management Agreement, any Collateral Manager Fee then due and any Company Administrative Expense due and payable to the Collateral Manager thereunder; and

(ii)            the Trustee has received notice that all Events of Default, other than the non-payment of the interest and principal on the Class A Loans or the Notes that have become due solely by such acceleration, have been cured and a Majority of the Controlling Class, by written notice to the Trustee, has agreed with such notice (which agreement shall not be unreasonably withheld or delayed) or waived as provided in Section 5.14.

At any such time that the Trustee, subject to Section 5.2(b), shall rescind and annul such declaration and its consequences as permitted hereinabove, the Collateral shall be preserved in accordance with the provisions of Section 5.5 with respect to the Event of Default that gave rise to such declaration; provided, however, that if such preservation of the Collateral is rescinded pursuant to Section 5.5, the Class A Loans and the Notes may be accelerated pursuant to the first paragraph of this Section 5.2, notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this paragraph.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

(c)            Subject to Sections 5.4 and 5.5, a Majority of the Controlling Class shall have the right to direct the Trustee in the conduct of any Proceedings for any remedy available to the Trustee or in the sale of any or all of the Collateral; provided that (i) such direction will not conflict with any rule of law or this Indenture; (ii) the Trustee may take any other action not inconsistent with such direction; (iii) the Trustee has received security or indemnity satisfactory to it; and (iv) any direction to undertake a sale of the Collateral may be made only as described in Section 5.17. The Trustee shall be entitled to refuse to take any action absent such direction.

(d)            As security for the payment by the Issuer of the compensation and expenses of the Trustee, the Custodian, the Note Administrator, and any sums the Trustee, the Custodian, or Note Administrator shall be entitled to receive as indemnification by the Issuer, the Issuer hereby grants the Trustee a lien on the Collateral, which lien is senior to the lien of the Class A Lenders and the Noteholders. The Trustee’s lien shall be subject to the Priority of Payments and exercisable by the Trustee only if the Class A Loans and the Notes have been declared due and payable following an Event of Default and such acceleration has not been rescinded or annulled.

(e)            A Majority of the Controlling Class may, prior to the time a judgment or decree for the payment of amounts due has been obtained by the Trustee, waive any past Default on behalf of the holders of all the Class A Loans and the Notes and its consequences in accordance with Section 5.14.

Section 5.3       Collection of Indebtedness and Suits for Enforcement by Trustee. (a)  The Issuer covenants that if a Default shall occur in respect of the payment of any interest on any Class A Loan, the payment of principal on any Class A Loan (but only after interest with respect to the Class A Loans and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class B Note (but only after interest and principal with respect to the Class A Loans and interest with respect to the Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class C Note (but only after interest with respect to the Class A Loans and Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class C Note (but only after interest and principal with respect to the Class A Loans and the Class B Notes and interest with respect to the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class D Note (but only after interest with respect to the Class A Loans, the Class B Notes and the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full) or the payment of principal on any Class D Note (but only after interest and principal with respect to the Class A Loans, the Class B Notes and the Class C Notes and interest with respect to the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class E Note (but only after interest with respect to the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class E Note (but only after interest and principal with respect to the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes and interest with respect to the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full) or the payment of principal on any Class F Note (but only after interest and principal with respect to the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and interest with respect to the Class E Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the Issuer shall, upon demand of the Trustee or any affected Class A Lender or Noteholder, pay to the Note Administrator on behalf of the Trustee, for the benefit of such Holder, the whole amount, if any, then due and payable on such Class A Loan or Note for principal and interest or other payment with interest on the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Note Administrator, the Trustee and such Class A Lender or Noteholder and their respective agents and counsel.

If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, as Trustee of an express trust, and at the expense of the Issuer, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Class A Loans or the Notes and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the Collateral.

If an Event of Default occurs and is continuing, the Trustee shall proceed to protect and enforce its rights and the rights of the Class A Lender and the Noteholders by such Proceedings (x) as directed by a Majority of the Controlling Class or (y) in the absence of direction by a Majority of the Controlling Class, as determined by the Trustee acting in good faith; provided that (a) such direction must not conflict with any rule of law or with any express provision of this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, (c) the Trustee has been provided with security or indemnity satisfactory to it, and (d) notwithstanding the foregoing, any direction to the Trustee to undertake a sale of Collateral may be given only in accordance with the preceding paragraph, in connection with any sale and liquidation of all or a portion of the Collateral, the preceding sentence, and, in all cases, the applicable provisions of this Indenture. Such Proceedings shall be used for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law. Any direction to the Trustee to undertake a sale of Collateral shall be forwarded to the Special Servicer, and the Special Servicer shall conduct any such sale in accordance with the terms of the Servicing Agreement.

In the case where (x) there shall be pending Proceedings relative to the Issuer under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law, (y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property, or (z) there shall be any other comparable Proceedings relative to the Issuer, or the creditors or property of the Issuer, regardless of whether the principal of the Class A Loans or any Notes shall then be due and payable as therein expressed or by declaration, or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.3, the Trustee shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)             to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Class A Loans and the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Class A Lenders or Noteholders allowed in any Proceedings relative to the Issuer or other obligor upon the Class A Loans or Notes or to the creditors or property of the Issuer or such other obligor;

(ii)            unless prohibited by applicable law and regulations, to vote on behalf of the Class A Lenders and Noteholders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a Person performing similar functions in comparable Proceedings; and

(iii)            to collect and receive (or cause the Note Administrator to collect and receive) any amounts or other property payable to or deliverable on any such claims, and to distribute (or cause the Note Administrator to distribute) all amounts received with respect to the claims of the Class A Lenders and Noteholders and of the Trustee on their behalf; the Secured Parties, and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Class A Lenders and Noteholders to make payments to the Trustee (or the Note Administrator on its behalf), and, in the event that the Trustee shall consent to the making of payments directly to the Class A Lenders and Noteholders, to pay to the Trustee and the Note Administrator such amounts as shall be sufficient to cover reasonable compensation to the Trustee and the Note Administrator, each predecessor trustee and note administrator, and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Backup Advancing Agent and each predecessor backup advancing agent.

Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, vote for, accept or adopt, on behalf of any Class A Lender or Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Class A Loans or Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Class A Lender or Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

All rights of action and of asserting claims under this Indenture, or under the Class A Loans or any of the Notes, may be enforced by the Trustee without the possession of the Class A Loans or any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be applied as set forth in Section 5.7.

Notwithstanding anything in this Section 5.3 to the contrary, the Trustee may not sell or liquidate the Collateral or institute Proceedings in furtherance thereof pursuant to this Section 5.3 unless the conditions specified in Section 5.5(a) are met and any sale of Collateral contemplated to be conducted by the Trustee under this Indenture shall be effected by the Special Servicer pursuant to the terms of the Servicing Agreement, and the Trustee shall have no liability or responsibility for or in connection with any such sale.

Section 5.4       Remedies. (a)  If an Event of Default has occurred and is continuing, and the Class A Loans and Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer agrees that the Trustee, or, with respect to any sale of any Mortgage Assets, the Special Servicer, may, after notice to the Note Administrator, the Class A Lenders and the Noteholders, and shall, upon direction by a Majority of the Controlling Class, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

(i)             institute Proceedings for the collection of all amounts then payable on the Class A Loans and Notes or otherwise payable under this Indenture (whether by declaration or otherwise), enforce any judgment obtained and collect from the Collateral any amounts adjudged due;

(ii)            sell all or a portion of the Collateral or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17 hereof (provided that any such sale shall be conducted by the Special Servicer pursuant to the Servicing Agreement);

(iii)           institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

(iv)           exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties hereunder; and

(v)            exercise any other rights and remedies that may be available at law or in equity;

provided, however, that no sale or liquidation of the Collateral or institution of Proceedings in furtherance thereof pursuant to this Section 5.4 may be effected unless either of the conditions specified in Section 5.5(a) are met.

The Issuer shall, at the Issuer’s expense, upon request of the Trustee or the Special Servicer, obtain and rely upon an opinion of an Independent investment banking firm as to the feasibility of any action proposed to be taken in accordance with this Section 5.4 and as to the sufficiency of the proceeds and other amounts expected to be received with respect to the Collateral to make the required payments of principal of and interest on the Class A Loans and the Notes and other amounts payable hereunder, which opinion shall be conclusive evidence as to such feasibility or sufficiency.

(b)            If an Event of Default as described in Section 5.1(e) hereof shall have occurred and be continuing, the Trustee may, and at the request of the Holders of not less than 25% of the Aggregate Outstanding Amount of the Controlling Class shall, institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.

(c)            Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, any Class A Lender or Noteholder, the Collateral Manager or the Servicer or any of their respective Affiliates may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of Sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability; and any purchaser at any such Sale may, in paying the purchase money, turn in its Class A Loan or Notes in lieu of Cash equal to the amount which shall, upon distribution of the net proceeds of such sale, be payable on the Class A Loans or Notes so turned in by such Holder (taking into account the Class of such Notes). Such Class A Loan or Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall either be returned to the Holders thereof after proper notation has been made thereon to show partial payment or a new note shall be delivered to the Holders reflecting the reduced interest thereon.

Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the receipt of the Note Administrator or of the Officer making a sale under judicial proceedings shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase money and such purchaser or purchasers shall not be obliged to see to the application thereof.

Any such Sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall (x) bind the Issuer, the Trustee, the Note Administrator, the Class A Lenders and the Noteholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold and (y) be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

(d)            Notwithstanding any other provision of this Indenture or any other Transaction Document, none of the Advancing Agent, the Trustee, the Note Administrator or any other Secured Party, any other party to any Transaction Document, the Class A Lenders, the Holders of the Notes and the holders of the equity in the Issuer or third party beneficiary of this Indenture may, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect and one day after the payment in full of all Class A Loans and Notes, institute against, or join any other Person in instituting against, the Issuer or any Permitted Subsidiary any bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction. Nothing in this Section 5.4 shall preclude, or be deemed to stop, the Advancing Agent, the Trustee, the Note Administrator, or any other Secured Party or any other party to any Transaction Document (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect and one day period in (A) any case or proceeding voluntarily filed or commenced by the Issuer or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Advancing Agent, the Trustee, the Note Administrator or any other Secured Party or any other party to any Transaction Document, or (ii) from commencing against the Issuer or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium, liquidation proceeding or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction.

Section 5.5       Preservation of Collateral. (a)  Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and be continuing when the Class A Loans or any of the Notes are Outstanding, the Trustee and the Note Administrator, as applicable, shall (except as otherwise expressly permitted or required under this Indenture) retain the Collateral securing the Class A Loans and the Secured Notes, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Collateral, the Class A Loans and the Notes in accordance with the Priority of Payments and the provisions of Articles 10, 12 and 13 and shall not sell or liquidate the Collateral, unless either:

(i)             the Note Administrator, pursuant to Section 5.5(c), determines (based upon information delivered to it in accordance with this Indenture) that the anticipated proceeds of a sale or liquidation of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due and unpaid on the Class A Loans and the Investment Grade Notes, Company Administrative Expenses due and payable pursuant to the Priority of Payments, the Collateral Manager Fees due and payable pursuant to the Priority of Payments and amounts due and payable to the Advancing Agent, the Backup Advancing Agent and the Trustee, in respect of unreimbursed Interest Advances and Reimbursement Interest, for principal and interest (including any accrued and unpaid Deferred Interest), and, upon receipt of information from Persons to whom fees and expenses are payable, all other amounts payable prior to payment of principal on the Class A Loans and the Notes due and payable pursuant to Section 11.1(a)(iii) and the holders of a Majority of the Controlling Class agrees with such determination; or

(ii)            a Supermajority of the Class A Loans and each Class of Investment Grade Notes (each voting as a separate Class) directs the sale and liquidation of all or a portion of the Collateral.

In the event of a sale of all or a portion of the Collateral pursuant to clause (ii) above, the Special Servicer on behalf of the Trustee shall be required to sell that portion of the Collateral identified by the requisite Class A Lenders or Noteholders and all proceeds of such sale shall be remitted to the Note Administrator for distribution in the order set forth in Section 11.1(a). The Note Administrator shall give written notice of the retention of the Collateral by the Custodian to the Issuer, the Collateral Manager, the Trustee, the Servicer, the Special Servicer and the Rating Agencies. So long as such Event of Default is continuing, any such retention pursuant to this Section 5.5(a) may be rescinded at any time when the conditions specified in clause (i) or (ii) above exist.

(b)            Nothing contained in Section 5.5(a) shall be construed to require a sale of the Collateral if the conditions set forth in Section 5.5(a) are not satisfied. Nothing contained in Section 5.5(a) shall be construed to require the Trustee to preserve the Collateral securing the Class A Loans and the Secured Notes if prohibited by applicable law.

(c)            In determining whether the condition specified in Section 5.5(a)(i) exists, the Collateral Manager shall obtain bid prices with respect to each Mortgage Asset from two dealers (Independent of the Collateral Manager and any of its Affiliates) at the time making a market in such Mortgage Assets that, at that time, engage in the trading, origination or securitization of whole loans or participations similar to the Mortgage Assets (or, if only one such dealer can be engaged, then the Collateral Manager shall obtain a bid price from such dealer or, if no such dealer can be engaged, from a pricing service). The Collateral Manager shall compute the anticipated proceeds of sale or liquidation on the basis of the lowest of such bid prices for each such Mortgage Asset and provide the Trustee and the Note Administrator with the results thereof. For the purposes of determining issues relating to the market value of any Mortgage Asset and the execution of a sale or other liquidation thereof, the Special Servicer may, but need not, retain at the expense of the Issuer and rely on an opinion of an Independent investment banking firm of national reputation or other appropriate advisors (the cost of which shall be payable as a Company Administrative Expense) in connection with a determination as to whether the condition specified in Section 5.5(a)(i) exists.

The Note Administrator shall promptly deliver to the Class A Lenders, the Noteholders and the Servicer, and the Note Administrator shall post to the Note Administrator’s Website, a report stating the results of any determination required to be made pursuant to Section 5.5(a)(i) based solely on the Collateral Manager’s determination made pursuant to this Section 5.5(c).

Section 5.6       Trustee May Enforce Claims Without Possession of Class A Loans or Notes. All rights of action and claims under this Indenture or under any of the Class A Loans or Notes may be prosecuted and enforced by the Trustee without the possession of any of the Class A Loans or Notes or the production thereof in any trial or other Proceeding relating thereto, and any such action or Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment in respect of the Class A Loans or Notes shall be applied as set forth in Section 5.7 hereof.

In any Proceedings brought by the Trustee (and in any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) in respect of the Class A Loans or Notes, the Trustee shall be deemed to represent all of the Holders of the Class A Loans and the Notes.

Section 5.7       Application of Amounts Collected. Any amounts collected by the Note Administrator with respect to the Class A Loans or Notes pursuant to this Article 5 and any amounts that may then be held or thereafter received by the Note Administrator with respect to the Class A Loans or Notes hereunder shall be applied subject to Section 13.1 hereof and in accordance with the Priority of Payments set forth in Section 11.1(a)(iii) hereof, at the date or dates fixed by the Note Administrator.

Section 5.8       Limitation on Suits. No Holder of any Notes or any Class A Lender shall have any right to institute any Proceedings (the right of a Noteholder or Class A Lender to institute any proceeding with respect to the Indenture or the Credit Agreement or the Notes or the Class A Loans is subject to any non-petition covenants set forth in this Indenture or the Credit Agreement or the Notes or the Class A Loans), judicial or otherwise, with respect to this Indenture or the Credit Agreement or the Notes or the Class A Loans, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)            such Holder has previously given to the Trustee written notice of an Event of Default;

(b)            except as otherwise provided in Section 5.9 hereof, the Holders of at least 25% of the then Aggregate Outstanding Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(c)            the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

(d)            no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class; it being understood and intended that no one or more Holders of Class A Loans or Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture, the Class A Loans or the Notes to affect, disturb or prejudice the rights of any other Holders of Class A Loans or Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders of the Class A Loans or Notes of the same Class or to enforce any right under this Indenture or the Credit Agreement, the Class A Loans or the Notes, except in the manner herein or therein provided and for the equal and ratable benefit of all the Holders of Class A Loans or Notes of the same Class subject to and in accordance with Section 13.1 hereof and the Priority of Payments.

In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Controlling Class, each representing less than a Majority of the Controlling Class, the Trustee shall not be required to take any action until it shall have received the direction of a Majority of the Controlling Class.

Section 5.9       Unconditional Rights of Class A Lenders and Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture (except for Section 2.7(e)), the Holder of a Class A Loan or any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Class A Loan or Note as such principal, interest and other amounts become due and payable in accordance with the Priority of Payments and Section 13.1, and, subject to the provisions of Sections 5.4 and 5.8 to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that the right of such Holder to institute proceedings for the enforcement of any such payment shall not be subject to the 25% threshold requirement set forth in Section 5.8(b).

Notwithstanding the foregoing, at any time when LMF Holder holds 100% of the Class G Notes, LMF Holder may designate all or any portion of the available funds that would otherwise be distributed by the Paying Agent for payment on the Class G Notes, for deposit into the Payment Account as a contribution to the Issuer. Any such amounts paid to the Issuer as a contribution shall be deemed for all purposes as having been paid by the Paying Agent pursuant to the Priority of Payments in this Indenture.

Section 5.10       Restoration of Rights and Remedies. If the Trustee, any Class A Lender or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, to such Class A Lender or to such Noteholder, then (and in every such case) the Issuer, the Trustee, the Class A Lender or the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Class A Lenders and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.11       Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee, the Note Administrator, the Class A Lenders or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.12       Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Class A Lender or Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein or a waiver of a subsequent Event of Default. Every right and remedy given by this Article 5 or by law to the Trustee, to the Class A Lenders or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, by the Class A Lenders or by the Noteholders, as the case may be.

Section 5.13       Control by the Controlling Class. Subject to Sections 5.2(a) and (b), but notwithstanding any other provision of this Indenture, if an Event of Default shall have occurred and be continuing when the Class A Loans or any of the Notes are Outstanding, a Majority of the Controlling Class shall have the right to cause the institution of, and direct the time, method and place of conducting, any Proceeding for any remedy available to the Trustee and for exercising any trust, right, remedy or power conferred on the Trustee in respect of the Class A Loans and the Notes; provided that:

(a)            such direction shall not conflict with any rule of law or with this Indenture;

(b)            the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received indemnity satisfactory to it against such liability as set forth below);

(c)            the Trustee shall have been provided with indemnity satisfactory to it; and

(d)            notwithstanding the foregoing, any direction to the Trustee to undertake a Sale of the Collateral shall be performed by the Special Servicer on behalf of the Trustee, and must satisfy the requirements of Section 5.5.

Section 5.14       Waiver of Past Defaults. Prior to the time a judgment or decree for payment of the amounts due has been obtained by the Trustee, as provided in this Article 5, a Majority of the Controlling Class may, on behalf of the Holders of the Class A Loans and of all the Notes, waive any past Default in respect of the Class A Loans or Notes and its consequences, except a Default:

(a)            in the payment of principal of any Class A Loan or Note;

(b)            in the payment of interest in respect of the Controlling Class;

(c)            in respect of a covenant or provision hereof that, under Section 8.2, cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Class A Loan and Note; or

(d)            in respect of any right, covenant or provision hereof for the individual protection or benefit of the Trustee or the Note Administrator, without the Trustee’s or the Note Administrator’s express written consent thereto, as applicable.

In the case of any such waiver, the Issuer, the Trustee, and the Holders of the Class A Loans and the Notes shall be restored to their respective former positions and rights hereunder, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Any such waiver shall be effectuated upon receipt by the Trustee and the Note Administrator of a written waiver by such Majority of the Controlling Class.

Section 5.15       Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Class A Loan or any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by (x) the Trustee, (y) any Class A Lender or Noteholder, or group of Class A Lenders or Noteholders, holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Controlling Class or (z) any Class A Lender or Noteholder for the enforcement of the payment of the principal of or interest on the Class A Loans or any Note or any other amount payable hereunder on or after the Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date).

Section 5.16       Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including but not limited to filing a voluntary petition under Chapter 11 of the Bankruptcy Code and by the voluntary commencement of a proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.17       Sale of Collateral. (a)  The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Sections 5.4 and 5.5 hereof shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until all amounts secured by the Collateral shall have been paid or if there are insufficient proceeds to pay such amount until the entire Collateral shall have been sold. The Special Servicer may, upon notice to the Class A Lenders and the Noteholders, and shall, upon direction of a Majority of the Controlling Class, from time to time postpone any Sale by public announcement made at the time and place of such Sale; provided, however, that if the Sale is rescheduled for a date more than three (3) Business Days after the date of the determination by the Special Servicer pursuant to Section 5.5(a)(i) hereof, such Sale shall not occur unless and until the Special Servicer has again made the determination required by Section 5.5(a)(i) hereof. The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided that the Special Servicer shall be authorized to deduct the reasonable costs, charges and expenses incurred by it, or by the Trustee or the Note Administrator in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.7 hereof.

(b)            The Class A Loans and/or Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Class A Loans and/or Notes.

(c)            The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof, which, in the case of any Mortgage Assets, shall be upon request and delivery of any such instruments by the Special Servicer. In addition, the Special Servicer, with respect to Mortgage Assets, and the Trustee, with respect to any other Collateral, is hereby irrevocably appointed the agent and attorney in fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee’s or Special Servicer’s authority, to inquire into the satisfaction of any conditions precedent or to see to the application of any amounts.

(d)            In the event of any Sale of the Collateral pursuant to Section 5.4 or Section 5.5, payments shall be made in the order and priority set forth in Section 11.1(a) in the same manner as if the Class A Loans and the Notes had been accelerated.

(e)            Notwithstanding anything herein to the contrary, any sale by the Trustee of any portion of the Collateral shall be executed by the Special Servicer on behalf of the Issuer, and the Trustee shall have no responsibility or liability therefor.

Section 5.18       Action on the Class A Loans and the Notes. The Trustee’s right to seek and recover judgment on the Class A Loans, on the Notes or under this Indenture shall not be affected by the application for or obtaining of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee, the Class A Lenders or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the Collateral of the Issuer.

ARTICLE VI

THE TRUSTEE AND NOTE ADMINISTRATOR

Section 6.1       Certain Duties and Responsibilities. (a)  Except during the continuance of an Event of Default:

(i)             each of the Trustee and the Note Administrator undertakes to perform such duties and only such duties as are set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee or the Note Administrator; and any permissive right of the Trustee or the Note Administrator contained herein shall not be construed as a duty; and

(ii)            in the absence of manifest error, or bad faith on its part, each of the Note Administrator and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and the Note Administrator, as the case may be, and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee or the Note Administrator, the Trustee and the Note Administrator shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee or the Note Administrator within 15 days after such notice from the Trustee or the Note Administrator, the Trustee or the Note Administrator, as applicable, shall notify the party providing such instrument and requesting the correction thereof.

(b)            In case an Event of Default actually known to a Trust Officer of Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class (or other Noteholders to the extent provided in Article 5 hereof), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(c)            If, in performing its duties under this Indenture, the Trustee or the Note Administrator is required to decide between alternative courses of action, the Trustee and the Note Administrator may request written instructions from the Collateral Manager as to courses of action desired by it. If the Trustee and the Note Administrator does not receive such instructions within two (2) Business Days after it has requested them, it may, but shall be under no duty to, take or refrain from taking such action. The Trustee and the Note Administrator shall act in accordance with instructions received after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Trustee and the Note Administrator shall be entitled to request and rely on the advice of legal counsel and Independent accountants in performing its duties hereunder and be deemed to have acted in good faith and shall not be subject to any liability if it acts in accordance with such advice.

(d)            No provision of this Indenture shall be construed to relieve the Trustee or the Note Administrator from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that neither the Trustee nor the Note Administrator shall be liable:

(i)             for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that it was negligent in ascertaining the pertinent facts; or

(ii)            with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Collateral Manager and/or a Majority of the Controlling Class relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee or the Note Administrator in respect of any Note or exercising any trust or power conferred upon the Trustee or the Note Administrator under this Indenture.

(e)            No provision of this Indenture shall require the Trustee or the Note Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services under this Indenture, except where this Indenture provides otherwise.

(f)             Neither the Trustee nor the Note Administrator shall be liable to the Noteholders for any action taken or omitted by it at the direction of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Controlling Class, the Trustee (in the case of the Note Administrator), the Note Administrator (in the case of the Trustee) and/or a Noteholder under circumstances in which such direction is required or permitted by the terms of this Indenture.

(g)            Neither the Trustee nor the Note Administrator shall have any obligation to confirm the compliance by the Issuer, LMF Holder or the Sponsor with the U.S. Credit Risk Retention Rules.

(h)            For all purposes under this Indenture, neither the Trustee nor the Note Administrator shall be deemed to have notice or knowledge of any Event of Default, unless a Trust Officer of either the Trustee or the Note Administrator, as applicable, has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee or the Note Administrator, as applicable at the respective Corporate Trust Office, and such notice references the Notes and this Indenture. For purposes of determining the Trustee’s and Note Administrator’s responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or a Default, such reference shall be construed to refer only to such an Event of Default or Default of which the Trustee or Note Administrator, as applicable, is deemed to have notice as described in this Section 6.1.

(i)             The Trustee and the Note Administrator shall, upon reasonable prior written notice, permit the Issuer, the Collateral Manager and their designees, during its normal business hours, to review all books of account, records, reports and other papers of the Trustee relating to the Class A Loans and the Notes and to make copies and extracts therefrom (the reasonable out-of-pocket expenses incurred in making any such copies or extracts to be reimbursed to the Trustee or the Note Administrator, as applicable, by such Person).

(j)             Neither the Trustee nor the Note Administrator shall have (i) any liability or responsibility for the determination or selection of any successor benchmark (including, without limitation, whether the conditions for the designation of such rate have been satisfied) and shall be entitled to rely upon any designation of such a rate by the Collateral Manager and (ii) liability for any failure or delay in performing its duties under this Indenture as a result of the unavailability of Term SOFR. Further, to the extent the Note Administrator in its capacity as Calculation Agent is unable to calculate the Benchmark Replacement based on the methodology chosen by the Collateral Manager, then the Collateral Manager shall provide to the Calculation Agent, on a monthly basis, the rate calculated using the Benchmark Replacement.

(k)            None of the Trustee, Note Administrator, Paying Agent or Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Term SOFR (or other applicable Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or Benchmark Replacement Date, (ii) to select or designate any Benchmark Replacement or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. None of the Trustee, Note Administrator, Paying Agent, nor Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Indenture as a result of the unavailability of Term SOFR (or other applicable Benchmark) and absence of a designated replacement Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Collateral Manager, in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture and reasonably required for the performance of such duties. The Calculation Agent shall, in respect of any Determination Date, have no liability for the application of Term SOFR as determined on the previous Determination Date if so required under the definition of Term SOFR. None of the Trustee, Note Administrator, Paying Agent or Calculation Agent shall be responsible or liable for the actions or omissions of the Collateral Manager, or any failure or delay in the performance of its duties or obligations, nor shall they be under any obligation to oversee or monitor its performance; and each of the Trustee, Note Administrator, Paying Agent or Calculation Agent shall be entitled to rely conclusively upon, any determination made, and any instruction, notice, officer certificate, or other instrument or information provided, by the Collateral Manager, without independent verification, investigation or inquiry of any kind by the Trustee, Note Administrator, Paying Agent or Calculation Agent.

(l)             For the avoidance of doubt, the Note Administrator will have no responsibility for the preparation of any tax returns or related reports on behalf of or for the benefit of the Issuer, the Class A Lenders or any Noteholder, or the calculation of any original issue discount on the Notes.

Section 6.2       Notice of Default. Promptly (and in no event later than three (3) Business Days) after the occurrence of any Default actually known to a Trust Officer of the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.2, the Trustee shall transmit by mail to the 17g-5 Information Provider and to the Note Administrator (who shall post such notice the Note Administrator’s Website) and the Note Administrator shall deliver to the Collateral Manager, the Class A Lenders and all Holders of Notes as their names and addresses appear on the Notes Register, notice of all Defaults hereunder known to the Trustee, unless such Default shall have been cured or waived.

Section 6.3       Certain Rights of Trustee and Note Administrator. Except as otherwise provided in Section 6.1:

(a)            the Trustee and the Note Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)            any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

(c)            whenever in the administration of this Indenture the Trustee or the Note Administrator shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee and the Note Administrator (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d)            as a condition to the taking or omitting of any action by it hereunder, the Trustee and the Note Administrator may consult with counsel and the advice of such counsel or any Opinion of Counsel (including with respect to any matters, other than factual matters, in connection with the execution by the Trustee or the Note Administrator of a supplemental indenture pursuant to Section 8.3) shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

(e)            neither the Trustee nor the Note Administrator shall be under any obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Class A Lenders or Noteholders pursuant to this Indenture, or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Class A Lenders or Noteholders unless such Class A Lenders or Noteholders shall have offered to the Trustee and the Note Administrator, as applicable indemnity acceptable to it against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

(f)             neither the Trustee nor the Note Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents and shall be entitled to rely conclusively thereon;

(g)            each of the Trustee and the Note Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and upon any such appointment of an agent or attorney, such agent or attorney shall be conferred with all the same rights, indemnities, and immunities as the Trustee or Note Administrator, as applicable; provided that the appointment of any such agent or attorney shall not relieve the Trustee or Note Administrator, as the case may be, of its obligations hereunder;

(h)            neither the Trustee nor the Note Administrator shall be liable for any action it takes or omits to take in good faith that it reasonably and prudently believes to be authorized or within its rights or powers hereunder;

(i)             neither the Trustee nor the Note Administrator shall be responsible for the accuracy of the books or records of, or for any acts or omissions of, any Transfer Agent (other than the Note Administrator itself acting in that capacity), any Calculation Agent (other than the Note Administrator itself acting in that capacity) or any Paying Agent (other than the Note Administrator itself acting in that capacity);

(j)             neither the Trustee nor the Note Administrator shall be liable for the actions or omissions of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Trustee (in the case of the Note Administrator) or the Note Administrator (in the case of the Trustee); and without limiting the foregoing, neither the Trustee nor the Note Administrator shall be under any obligation to verify compliance by any party hereto with the terms of this Indenture (other than itself) to verify or independently determine the content, completeness or accuracy of information received by it from the Servicer or Special Servicer (or from any selling institution, agent bank, trustee or similar source) with respect to the Mortgage Loans;

(k)            to the extent any defined term hereunder, or any calculation required to be made or determined by the Trustee or Note Administrator hereunder, is dependent upon or defined by reference to generally accepted accounting principles in the United States in effect from time to time (“GAAP”), the Trustee and Note Administrator shall be entitled to request and receive (and rely upon) instruction from the Issuer or accountants appointed by the Issuer as to the application of GAAP in such connection, in any instance;

(l)             neither the Trustee nor the Note Administrator shall have any responsibility to the Issuer or the Secured Parties hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent accountants by the Issuer (or the Collateral Manager on its behalf); provided, however, that the Trustee and Note Administrator shall be authorized, upon receipt of an Issuer Order directing the same, to execute any acknowledgement or other agreement with the Independent accountants required for the Trustee and Note Administrator to receive any of the reports or instructions provided for herein, which acknowledgement or agreement may include, among other things, (i) acknowledgement that the Issuer has agreed that the “agreed upon procedures” between the Issuer and the Independent accountants are sufficient for its purposes, (ii) releases by each of the Trustee and Note Administrator (on behalf of itself and the Holders) of claims and acknowledgement of other limitation of liability in favor of the Independent accountants, and (iii) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent accountants (including to the Holders). Notwithstanding the foregoing, in no event shall the Trustee or Note Administrator be required to execute any agreement in respect of the Independent accountants that the Trustee or Note Administrator determines adversely affects it in its individual capacity;

(m)           the Trustee and the Note Administrator shall be entitled to all of the same rights, protections, immunities and indemnities afforded to it as Trustee or as Note Administrator, as applicable, in each capacity for which it serves hereunder and under the Future Funding Agreement, the Future Funding Reserve Account Control Agreement, the Servicing Agreement, the Securities Account Control Agreement and the Credit Agreement (including, without limitation, as Secured Party, Paying Agent, Authenticating Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary, Backup Advancing Agent, Notes Registrar and the Loan Agent);

(n)            in determining any affiliations of Class A Lenders and Noteholders with any party hereto or otherwise, each of the Trustee and the Note Administrator shall be entitled to request and conclusively rely on a certification provided by a Class A Lender or Noteholder;

(o)            in no event shall the Trustee or Note Administrator be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or Note Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action;

(p)            neither the Trustee nor the Note Administrator shall be required to give any bond or surety in respect of the execution of the trusts created hereby or the powers granted hereunder;

(q)            in no event shall the Trustee or the Note Administrator be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Indenture, inability to obtain material, equipment, or communications or computer facilities, or the failure of equipment or interruption of communications or computer facilities, and other causes beyond the Trustee’s or the Note Administrator’s control, as applicable, whether or not of the same class or kind as specifically named above;

(r)             neither the Trustee nor the Note Administrator shall be under any obligation to take any action in the performance of its duties hereunder that would be in violation of applicable law; and

(s)            except as otherwise expressly set forth in this Agreement, knowledge or information acquired by (i) Computershare Trust Company, National Association in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Computershare Trust Company, National Association or any affiliate of Computershare Trust Company, National Association in any of its other capacities hereunder or under such other documents, and (ii) any Affiliate of Computershare Trust Company, National Association shall not be imputed to Computershare Trust Company, National Association, in any of its respective capacities hereunder and vice versa.

The rights, protections, and immunities afforded to the Trustee and Note Administrator in this Section 6.3 shall apply mutatis mutandis to the Custodian, the Paying Agent, the Calculation Agent, the Transfer Agent, the Authenticating Agent, the Loan Agent and the Backup Advancing Agent.

Section 6.4       Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuer and neither the Trustee nor the Note Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Note Administrator makes any representation as to the validity or sufficiency of this Indenture, the Collateral or the Notes. Neither the Trustee nor the Note Administrator shall be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any amounts paid to the Issuer pursuant to the provisions hereof.

Section 6.5       May Hold Notes. The Trustee, the Note Administrator, the Paying Agent, the Notes Registrar, the Loan Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Note Administrator, Paying Agent, Notes Registrar, Loan Agent or such other agent.

Section 6.6       Amounts Held in Trust. Amounts held by the Note Administrator hereunder shall be held in trust to the extent required herein. The Note Administrator shall be under no liability for interest on any amounts received by it hereunder except to the extent of income or other gain on investments received by the Note Administrator on Eligible Investments.

Section 6.7       Compensation and Reimbursement. (a)  The Issuer agrees:

(i)             to pay the Trustee and Note Administrator on each Payment Date in accordance with the Priority of Payments reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee or note administrator of an express trust);

(ii)            except as otherwise expressly provided herein, to reimburse the Trustee, Custodian and Note Administrator in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee, Custodian or Note Administrator in connection with its performance of its obligations under, or otherwise in accordance with any provision of the Transaction Documents;

(iii)           to indemnify the Trustee, Custodian or Note Administrator and their respective Officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost or expense (including reasonable attorneys’ fees) incurred without negligence, willful misconduct or bad faith on their respective part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, including any costs and expenses (including reasonable attorneys’ fees incurred in connection with the enforcement of any indemnity afforded to the Trustee, the Custodian or the Note Administrator, as applicable, hereunder); and

(iv)           to pay the Trustee and Note Administrator reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection action taken pursuant to Section 6.13 hereof.

(b)            The Issuer may remit payment for such fees and expenses to the Trustee and Note Administrator or, in the absence thereof, the Note Administrator may from time to time deduct payment of its and the Trustee’s fees and expenses hereunder from amounts on deposit in the Payment Account in accordance with the Priority of Payments.

(c)            The Note Administrator, in its capacity as Note Administrator, Paying Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary, Backup Advancing Agent and Notes Registrar, hereby agrees not to cause the filing of a petition in bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction, against the Issuer or any Permitted Subsidiary until at least one year and one day (or, if longer, the applicable preference period then in effect and one day) after the payment in full of all Notes issued under this Indenture. This Section shall survive termination of this Indenture and the resignation or removal of the Trustee or Note Administrator.

(d)            The Trustee and Note Administrator agree that the payment of all amounts to which it is entitled pursuant to Sections 6.7(a)(i), (a)(ii), (a)(iii) and (a)(iv) shall be subject to the Priority of Payments, shall be payable only to the extent funds are available in accordance with such Priority of Payments, shall be payable solely from the Collateral and following realization of the Collateral, any such claims of the Trustee or Note Administrator against the Issuer, and all obligations of the Issuer, shall be extinguished. The Trustee and Note Administrator will have a lien upon the Collateral to secure the payment of such payments to it in accordance with the Priority of Payments; provided that the Trustee and Note Administrator shall not institute any proceeding for enforcement of such lien except in connection with an action taken pursuant to Section 5.3 hereof for enforcement of the lien of this Indenture for the benefit of the Class A Lenders and the Noteholders.

The Trustee and Note Administrator shall receive amounts pursuant to this Section 6.7 and Section 11.1(a) only to the extent that such payment is made in accordance with the Priority of Payments and the failure to pay such amounts to the Trustee and Note Administrator will not, by itself, constitute an Event of Default. Subject to Section 6.9, the Trustee and Note Administrator shall continue to serve under this Indenture notwithstanding the fact that the Trustee and Note Administrator shall not have received amounts due to it hereunder; provided that the Trustee and Note Administrator shall not be required to expend any funds or incur any expenses unless reimbursement therefor is reasonably assured to it. No direction by a Majority of the Controlling Class shall affect the right of the Trustee and Note Administrator to collect amounts owed to it under this Indenture.

If on any Payment Date, an amount payable to the Trustee and Note Administrator pursuant to this Indenture is not paid because there are insufficient funds available for the payment thereof, all or any portion of such amount not so paid shall be deferred and payable on any later Payment Date on which sufficient funds are available therefor in accordance with the Priority of Payments.

Section 6.8       Corporate Trustee Required; Eligibility. There shall at all times be a Trustee and a Note Administrator hereunder which shall be (i) a corporation, national bank, national banking association or trust company, organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$200,000,000 and subject to supervision or examination by federal or State authority or (ii) an institution insured by the Federal Deposit Insurance Corporation, that in the case of (i) or (ii), (a) with respect to the Note Administrator, has a long-term senior unsecured debt rating or an issuer credit rating of at least “[REDACTED]” by [REDACTED] and at least “[REDACTED]” by [REDACTED] (or, if not rated by [REDACTED], an equivalent rating by any two other NRSROs, which may include [REDACTED]), except in the case of Computershare Trust Company, National Association, it may maintain a long-term senior unsecured debt rating or an issuer credit rating of at least “[REDACTED]” by [REDACTED] (or if not rated by [REDACTED], an equivalent rating by any other NRSRO, which may include [REDACTED]), (b) with respect to the Trustee and the Backup Advancing Agent, each having a long-term counterparty risk rating of “[REDACTED]” by [REDACTED] or a long-term senior unsecured debt rating or an issuer credit rating of at least “[REDACTED]” by [REDACTED] and “[REDACTED]” by [REDACTED] (or, if not rated by [REDACTED], an equivalent rating by any two other NRSROs (which may include [REDACTED])); provided that with respect to the Backup Advancing Agent, it may maintain a long-term senior unsecured debt rating or an issuer credit rating of at least “[REDACTED]” by [REDACTED] and “[REDACTED] “ by [REDACTED] (or if not rated by [REDACTED], at least an equivalent (or higher) rating by any other NRSRO, including [REDACTED]) for so long as the Trustee is eligible pursuant to this Section 6.8, or (c) with respect to (a) and (b) above, any other rating as to which a No Downgrade Confirmation is provided by each Rating Agency with respect to such party serving in the applicable role despite having lower ratings. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee or the Note Administrator shall cease to be eligible in accordance with the provisions of this Section 6.8, the Trustee or the Note Administrator, as applicable, shall resign immediately in the manner and with the effect hereinafter specified in this Article 6.

Section 6.9       Resignation and Removal; Appointment of Successor. (a)  No resignation or removal of the Note Administrator or the Trustee and no appointment of a successor Note Administrator or Trustee, as applicable, pursuant to this Article 6 shall become effective until the acceptance of appointment by such successor Note Administrator or Trustee under Section 6.10. If at any time Computershare Trust Company, N.A. shall resign or be removed as Loan Agent under the Credit Agreement, such resignation or removal shall be deemed to be a resignation or removal of Computershare Trust Company, N.A. as Note Administrator hereunder.

(b)            Each of the Trustee and the Note Administrator may resign at any time by giving written notice thereof to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Class A Lenders, the Noteholders, the Note Administrator (in the case of the Trustee), the Trustee (in the case of the Note Administrator), and the Rating Agencies. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees, or a successor Note Administrator, as the case may be, by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one copy of which shall be delivered to the Note Administrator or the Trustee so resigning and one copy to the successor Note Administrator, the Collateral Manager, the Trustee or Trustees, together with a copy to each Class A Lender, each Noteholder, the Servicer, the parties hereto and the Rating Agencies; provided that such successor Note Administrator and Trustee shall be appointed only upon the written consent of a Majority of the Class A Loans and Notes or, at any time when an Event of Default shall have occurred and be continuing or when a successor Note Administrator and Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class. If no successor Note Administrator and Trustee shall have been appointed and an instrument of acceptance by a successor Trustee or Note Administrator shall not have been delivered to the Trustee or the Note Administrator within 30 days after the giving of such notice of resignation, the resigning Trustee or Note Administrator, as the case may be, the Controlling Class or any Holder of a Class A Loan or Note, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee or a successor Note Administrator, as the case may be and in the case of such a petition by the Trustee or the Note Administrator, at the expense of the Issuer. No resignation or removal of the Note Administrator or the Trustee and no appointment of a successor Note Administrator or Trustee will become effective until the acceptance of appointment by the successor Note Administrator or Trustee, as applicable. To the extent the Trustee or Note Administrator is removed without cause, the expenses incurred in connection with transferring such party’s responsibilities hereunder shall be reimbursed by the Issuer.

(c)            The Note Administrator and Trustee may be removed, upon at least 30 days’ written notice, at any time by Act of a Supermajority of the Class A Loans and the Notes or when a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class, in each case, upon written notice delivered to the parties hereto. If no successor Note Administrator and Trustee shall have been appointed and an instrument of acceptance by a successor Trustee or Note Administrator shall not have been delivered to the Trustee or the Note Administrator within 30 days after the giving of such notice of removal, the removed Trustee or Note Administrator, as the case may be, may, at the expense of the Issuer, petition a court of competent jurisdiction for the appointment of a successor.

(d)            If at any time:

(i)             the Note Administrator or the Trustee, as applicable, shall fail to duly observe or perform in any material respect any of the covenants or agreements on its part contained in this Indenture, and such failure or breach continues unremedied for a period of thirty (30) days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Note Administrator or the Trustee, as applicable, by the Issuer (or the Collateral Manager acting on behalf of the Issuer) (or such extended period of time approved by the Issuer (or the Collateral Manager on behalf of the Issuer); provided that the Note Administrator or the Trustee, as applicable, is diligently proceeding in good faith to cure such failure or breach);

(ii)            the Trustee or the Note Administrator shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer or by any Holder; or

(iii)           the Trustee or the Note Administrator shall become incapable of acting or there shall be instituted any proceeding pursuant to which it could be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or the Note Administrator or of its respective property shall be appointed or any public officer shall take charge or control of the Trustee or the Note Administrator or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (subject to Section 6.9(a)), (a) the Issuer, by Issuer Order, may remove the Trustee or the Note Administrator, as applicable, or (b) subject to Section 5.15, a Majority of the Controlling Class or any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee or the Note Administrator, as the case may be, and the appointment of a successor thereto.

(e)            If the Trustee or the Note Administrator shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee or the Note Administrator for any reason, the Issuer, by Issuer Order, subject to the written consent of the Collateral Manager, shall promptly appoint a successor Trustee or Note Administrator, as applicable, and the successor Trustee or Note Administrator so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee or the successor Note Administrator, as the case may be. If the Issuer shall fail to appoint a successor Trustee or Note Administrator within 30 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee or Note Administrator may be appointed by Act of a Majority of the Controlling Class delivered to the Collateral Manager and the parties hereto, including the retiring Trustee or the retiring Note Administrator, as the case may be, and the successor Trustee or Note Administrator so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee or Note Administrator, as applicable, and supersede any successor Trustee or Note Administrator proposed by the Issuer. If no successor Trustee or Note Administrator shall have been so appointed by the Issuer or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, the outgoing Trustee or Note Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Trustee or Note Administrator at the expense of the Issuer.

(f)            The Issuer shall give prompt notice of each resignation and each removal of the Trustee or Note Administrator and each appointment of a successor Trustee or Note Administrator by providing notice of such event in accordance with Sections 14.3 and 14.4 hereof, to the Rating Agencies, the Collateral Manager, the parties hereto, and to the Holders of the Class A Loans and the Notes as their names and addresses appear in the Loan Register or Notes Register, as applicable. Each notice shall include the name of the successor Trustee or Note Administrator, as the case may be, and the address of its respective Corporate Trust Office. If the Issuer fails to provide such notice within ten days after acceptance of appointment by the successor Trustee or Note Administrator, the successor Trustee or Note Administrator shall cause such notice to be given at the expense of the Issuer.

(g)            The resignation or removal of the Note Administrator in any capacity in which it is serving hereunder, including Note Administrator, Paying Agent, Authenticating Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary, Backup Advancing Agent, Notes Registrar and Loan Agent, shall be deemed a resignation or removal, as applicable, in each of the other capacities in which it serves.

Section 6.10       Acceptance of Appointment by Successor. Every successor Trustee or Note Administrator appointed hereunder shall execute, acknowledge and deliver to the Collateral Manager, the Servicer, and the parties hereto including the retiring Trustee or the retiring Note Administrator, as the case may be, an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee or the retiring Note Administrator shall become effective and such successor Trustee or Note Administrator, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee or Note Administrator, as the case may be; but, on request of the Issuer or a Majority of the Controlling Class, the Collateral Manager or the successor Trustee or Note Administrator, such retiring Trustee or Note Administrator shall, upon payment of its fees, indemnities and other amounts then unpaid, execute and deliver an instrument transferring to such successor Trustee or Note Administrator all the rights, powers and trusts of the retiring Trustee or Note Administrator, as the case may be, and shall duly assign, transfer and deliver to such successor Trustee or Note Administrator all property and amounts held by such retiring Trustee or Note Administrator hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7(d). Upon request of any such successor Trustee or Note Administrator, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee or Note Administrator all such rights, powers and trusts.

No successor Trustee or successor Note Administrator shall accept its appointment unless (a) at the time of such acceptance such successor shall be qualified and eligible under this Article 6, (b) such successor shall have a long-term unsecured debt rating satisfying the requirements set forth in Section 6.8, and (c) the Rating Agency Condition is satisfied.

Section 6.11       Merger, Conversion, Consolidation or Succession to Business of Trustee and Note Administrator. Any Person into which the Trustee, the Custodian or the Note Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee, the Custodian or the Note Administrator, shall be a party, or Person succeeding to all or substantially all of the corporate trust business of the Trustee, the Custodian or the Note Administrator, shall be the successor of the Trustee, the Custodian or the Note Administrator, as applicable, hereunder; provided that with respect to the Trustee, such Person shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Note Administrator then in office, any successor by merger, conversion or consolidation to such authenticating Note Administrator may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Note Administrator had itself authenticated such Notes.

Section 6.12       Co-Trustees and Separate Trustee. At any time or times, including for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, for enforcement actions, or where a conflict of interest exists, the Issuer and the Trustee shall have power to appoint, one or more Persons to act as co-trustee jointly with the Trustee of all or any part of the Collateral, with the power to file such proofs of claim and take such other actions pursuant to Section 5.6 herein and to make such claims and enforce such rights of action on behalf of the Holders of the Class A Loans and the Notes as such Holders themselves may have the right to do, subject to the other provisions of this Section 6.12.

The Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer does not join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have power to make such appointment on its own.

Should any written instrument from the Issuer be required by any co-trustee, so appointed, more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. The Issuer agrees to pay (but only from and to the extent of the Collateral) to the extent funds are available therefor under the Priority of Payments, for any reasonable fees and expenses in connection with such appointment.

Every co-trustee, shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(a)            all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

(b)            the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly in the case of the appointment of a co-trustee as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by a co-trustee;

(c)            the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of, or remove, any co-trustee appointed under this Section 6.12, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;

(d)            no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee hereunder, and any co-trustee hereunder shall be entitled to all the privileges, rights and immunities under Article 6 hereof, as if it were named the Trustee hereunder; and

(e)            any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.

Section 6.13       Direction to enter into the Servicing Agreement and Other Documents. The Issuer hereby directs the Trustee and the Note Administrator to enter into each of the applicable Transaction Documents to which it is a party and the Future Funding Agreement and the Future Funding Reserve Account Control Agreement. Each of the Trustee and the Note Administrator shall be entitled to the same rights, protections, immunities and indemnities afforded to each herein in connection with any matter contained in such documents.

Section 6.14       Representations and Warranties of the Trustee. The Trustee represents and warrants for the benefit of the other parties to this Indenture, the parties to the Credit Agreement and the parties to the Servicing Agreement that:

(a)            the Trustee is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture and the Servicing Agreement, and is duly eligible and qualified to act as Trustee under this Indenture and the Servicing Agreement;

(b)            this Indenture and the Servicing Agreement have each been duly authorized, executed and delivered by the Trustee and each constitutes the valid and binding obligation of the Trustee, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(c)            neither the execution, delivery and performance of this Indenture or the Servicing Agreement, nor the consummation of the transactions contemplated by this Indenture or the Servicing Agreement, (i) is prohibited by, or requires the Trustee to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Trustee or any of its properties or Collateral or (ii) will violate the provisions of the Governing Documents of the Trustee; and

(d)            there are no proceedings pending or, to the best knowledge of the Trustee, threatened against the Trustee before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Trustee of its obligations under this Indenture or the Servicing Agreement.

Section 6.15       Representations and Warranties of the Note Administrator. The Note Administrator represents and warrants for the benefit of the other parties to this Indenture, the parties to the Credit Agreement and the parties to the Servicing Agreement that:

(a)            the Note Administrator is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture and the Servicing Agreement, and is duly eligible and qualified to act as Note Administrator under this Indenture and the Servicing Agreement;

(b)            this Indenture and the Servicing Agreement have each been duly authorized, executed and delivered by the Note Administrator and each constitutes the valid and binding obligation of the Note Administrator, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(c)            neither the execution, delivery and performance of this Indenture of the Servicing Agreement, nor the consummation of the transactions contemplated by this Indenture or the Servicing Agreement, (i) is prohibited by, or requires the Note Administrator to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Note Administrator or any of its properties or Collateral or (ii) will violate the provisions of the Governing Documents of the Note Administrator; and

(d)            there are no proceedings pending or, to the best knowledge of the Note Administrator, threatened against the Note Administrator before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Note Administrator of its obligations under this Indenture or the Servicing Agreement.

Section 6.16       Requests for Consents. In the event that the Trustee and Note Administrator receives written notice of any offer or any request for a waiver, consent, amendment or other modification with respect to any Mortgage Asset (before or after any default) or in the event any action is required to be taken in respect to an Asset Document, the Note Administrator shall promptly forward such notice to the Issuer, the Servicer and the Special Servicer. The Special Servicer shall take such action as required under the Servicing Agreement as described in Section 10.10(f) of this Indenture.

Section 6.17       Withholding. (a)  If any applicable law (as determined in the good faith discretion of the Note Administrator) requires any amount to be deducted or withheld from any payment to any Class A Lender, Noteholder or payee, such amount shall reduce the amount otherwise distributable to such Class A Lender, Noteholder or payee. The Note Administrator is hereby authorized to withhold or deduct from amounts otherwise distributable to any Class A Lender, Noteholder or payee sufficient funds for the payment of any tax that is legally required to be withheld or deducted (but such authorization shall not prevent the Note Administrator from contesting any such tax in appropriate proceedings and legally withholding payment of such tax, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Class A Lender, Noteholder or payee shall be treated as Cash distributed to such Class A Lender, Noteholder or payee at the time it is deducted or withheld by the Issuer or the Note Administrator, as applicable, and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Note Administrator may in its sole discretion withhold such amounts in accordance with this Section 6.17. If any Class A Lender or Noteholder wishes to apply for a refund of any such withholding tax, the Note Administrator shall reasonably cooperate with such Person in providing readily available information so long as such Person agrees to reimburse the Note Administrator for any out-of-pocket expenses incurred. The Issuer agrees to timely provide to the Trustee accurate and complete copies of all documentation received from Class A Lenders, Noteholders or payee pursuant to Sections 2.7(d) and 2.11(c) of this Indenture. Solely with respect to FATCA compliance and reporting, nothing herein shall impose an obligation on the part of the Note Administrator to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Class A Loans or Notes.

(b)            For the avoidance of doubt, the Note Administrator shall reasonably cooperate with Issuer, at Issuer’s direction and expense, to permit Issuer to fulfill its obligations under FATCA; provided that the Note Administrator shall have no independent obligation to cause or maintain Issuer’s compliance with FATCA and shall have no liability for any withholding on payments to Issuer as a result of Issuer’s failure to achieve or maintain FATCA compliance.

ARTICLE VII

COVENANTS

Section 7.1       Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest on the Class A Loans and each Class of Notes in accordance with the terms of this Indenture. Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Class A Lender or Noteholder of interest and/or principal shall be considered as having been paid by the Issuer for all purposes of this Indenture.

The Note Administrator shall, unless prevented from doing so for reasons beyond its reasonable control, give notice to each Class A Lender and/or Noteholder of any such withholding requirement no later than ten days prior to the related Payment Date from which amounts are required (as directed by the Issuer (or the Collateral Manager on its behalf)) to be withheld; provided that, despite the failure of the Note Administrator to give such notice, amounts withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuer, as provided above.

Section 7.2       Maintenance of Office or Agency. The Issuer hereby appoints the Note Administrator as a Paying Agent for the payment of principal of and interest on the Class A Loans and the Notes and where Notes may be surrendered for registration of transfer or exchange and the Issuer hereby appoints Corporation Service Company in New York, New York, as its agent where notices and demands to or upon the Issuer in respect of the Notes or this Indenture may be served.

The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and, subject to any laws or regulations applicable thereto, an office or agency outside of the United States where Notes may be presented and surrendered for payment; provided, further, that no paying agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax. The Issuer shall give prompt written notice to the Trustee, the Note Administrator, the Rating Agencies and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

If at any time the Issuer shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or outside the United States, or shall fail to furnish the Trustee and the Note Administrator with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuer and Notes may be presented and surrendered for payment to the appropriate Paying Agent at its main office and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

Section 7.3     Amounts for Class A Loan and Note Payments to be Held in Trust. (a)  All payments of amounts due and payable with respect to the Class A Loans and any Notes that are to be made from amounts withdrawn from the Payment Account shall be made on behalf of the Issuer by the Note Administrator or a Paying Agent and, in the case of the Class A Loans, the Loan Agent (in each case, from and to the extent of available funds in the Payment Account and subject to the Priority of Payments) with respect to payments on the Class A Loans and the Notes.

When the Paying Agent is not also the Notes Registrar, the Issuer shall furnish, or cause the Notes Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders of Notes and of the certificate numbers of individual Notes held by each such Holder together with wiring instructions, contact information, and such other information reasonably required by the paying agent.

Whenever the Paying Agent is not also the Note Administrator, the Issuer and such Paying Agent shall, on or before the Business Day next preceding each Payment Date or Redemption Date, as the case may be, direct the Note Administrator to deposit on such Payment Date with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due pursuant to the terms of this Indenture (to the extent funds are then available for such purpose in the Payment Account, and subject to the Priority of Payments), such sum to be held for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Note Administrator) the Issuer shall promptly notify the Note Administrator of its action or failure so to act. Any amounts deposited with a Paying Agent (other than the Note Administrator) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Note Administrator for application in accordance with Article 11. Any such Paying Agent shall be deemed to agree by assuming such role not to cause the filing of a petition in bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction, against the Issuer or any Permitted Subsidiary for the nonpayment to the Paying Agent of any amounts payable thereto until at least one year and one day (or, if longer, the applicable preference period then in effect and one day) after the payment in full of all Notes issued under this Indenture.

The initial Paying Agent shall be as set forth in Section 7.2. Any additional or successor Paying Agents shall be appointed by Issuer Order of the Issuer and at the sole cost and expense (including such Paying Agent’s fee) of the Issuer, with written notice thereof to the Note Administrator; provided, however, that so long as the Class A Loans or any Class of the Notes are rated by a Rating Agency and with respect to any additional or successor Paying Agent, either (i) such Paying Agent has a long-term unsecured debt rating of “[REDACTED]” or higher by [REDACTED] and a short-term debt rating of “[REDACTED]” by [REDACTED] or (ii) each of the Rating Agencies confirms that employing such Paying Agent shall not adversely affect the then-current ratings of the Class A Loans or the Notes. In the event that such successor Paying Agent ceases to have a long-term debt rating of “[REDACTED]” or higher by [REDACTED] and a short-term debt rating of at least “[REDACTED]” by [REDACTED], the Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state and/or national banking authorities. The Issuer shall cause the Paying Agent other than the Note Administrator to execute and deliver to the Note Administrator an instrument in which such Paying Agent shall agree with the Note Administrator (and if the Note Administrator acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.3, that such Paying Agent will:

(i)               allocate all sums received for payment to the Holders of Class A Loans and Notes in accordance with the terms of this Indenture;

(ii)               hold all sums held by it for the payment of amounts due with respect to the Class A Loans and Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(iii)              if such Paying Agent is not the Note Administrator, immediately resign as a Paying Agent and forthwith pay to the Note Administrator all sums held by it for the payment of Class A Loans and Notes if at any time it ceases to satisfy the standards set forth above required to be met by a Paying Agent at the time of its appointment;

(iv)              if such Paying Agent is not the Note Administrator, immediately give the Note Administrator notice of any Default by the Issuer (or any other obligor upon the Class A Loans or Notes) in the making of any payment required to be made; and

(v)               if such Paying Agent is not the Note Administrator at any time during the continuance of any such Default, upon the written request of the Note Administrator, forthwith pay to the Note Administrator all sums so held by such Paying Agent.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct the Paying Agent to pay, to the Note Administrator all sums held by the Issuer or held by the Paying Agent for payment of the Class A Loans and the Notes, such sums to be held by the Note Administrator in trust for the same Class A Lender and Noteholders as those upon which such sums were held by the Issuer or the Paying Agent; and, upon such payment by the Paying Agent to the Note Administrator, the Paying Agent shall be released from all further liability with respect to such amounts.

Except as otherwise required by applicable law, any amounts deposited with the Note Administrator in trust or deposited with the Paying Agent for the payment of the principal of or interest on the Class A Loans or any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on request; and the Holder of such Class A Loan or Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such amounts and all liability of the Note Administrator or the Paying Agent with respect to such amounts (but only to the extent of the amounts so paid to the Issuer) shall thereupon cease. The Note Administrator or the Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Class A Loans or Notes have been called but have not been surrendered for redemption or whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record of each such Holder.

Section 7.4      Existence of the Issuer. (a)   So long as any Class A Loan or Note is Outstanding, the Issuer shall, to the maximum extent permitted by applicable law, maintain in full force and effect its existence and rights as a limited liability company organized under the laws of Delaware; provided that the Issuer shall be entitled to change its jurisdiction of formation from Delaware to any other jurisdiction reasonably selected by the Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Class A Loans or Notes, (ii) it delivers written notice of such change to the Note Administrator for delivery to the Holders of the Class A Loans and the Notes and the Rating Agencies and (iii) on or prior to the fifteenth (15th) Business Day following such delivery of such notice by the Note Administrator to the Class A Lenders and the Noteholders, the Note Administrator shall not have received written notice from a Majority of the Controlling Class objecting to such change. So long as any Class A Loans or Investment Grade Notes are Outstanding, the Issuer will maintain at all times at least one manager who is Independent of the Collateral Manager and its Affiliates.

(b)           So long as any Class A Loan or Note is Outstanding, the Issuer shall ensure that all limited liability company formalities regarding its existence are followed (including correcting any known misunderstanding regarding its separate existence). So long as any Class A Loan or Note is Outstanding, the Issuer shall not take any action or conduct its affairs in a manner that is likely to result in its separate existence being ignored or its Collateral and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. So long as any Class A Loan or Note is Outstanding, the Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Issuer’s obligations hereunder, and the Issuer shall at all times keep and maintain, or cause to be kept and maintained, separate books, records, accounts and other information customarily maintained for the performance of the Issuer’s obligations hereunder. Without limiting the foregoing, so long as any Class A Loan or Note is Outstanding, the Issuer shall not (A) have any subsidiaries (other than a Permitted Subsidiary), (B) guarantee any obligation of any Person, including any Affiliate, or become obligated for the debts of any other Person, (C) join in any transaction with any member that is not permitted under the terms of the Servicing Agreement or this Indenture, (D) pay dividends other than in accordance with the terms of this Indenture, (E) commingle its funds or Collateral with those of any other Person, or (F) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm’s-length transactions with an unrelated party.

Section 7.5      Protection of Collateral. (a)  The Note Administrator, at the expense of the Issuer and pursuant to any Opinion of Counsel received pursuant to Section 7.5(d) shall execute and deliver all such Financing Statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Holders and to:

(i)            Grant more effectively all or any portion of the Collateral;

(ii)           maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

(iii)          perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations);

(iv)          instruct the Special Servicer with respect to enforcement on any of the Mortgage Assets or enforce on any other instruments or property included in the Collateral;

(v)           instruct the Special Servicer to preserve and defend title to the Mortgage Assets and preserve and defend title to the other Collateral and the rights of the Trustee, the Holders of the Class A Loans and the Notes in the Collateral against the claims of all persons and parties; and

(vi)          pursuant to Sections 11.1(a)(i)(1) and 11.1(a)(ii)(1), pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Collateral.

The Issuer hereby designates the Note Administrator as its agent and attorney-in-fact to execute any Financing Statement, continuation statement or other instrument required pursuant to this Section 7.5. The Note Administrator agrees that it will from time to time execute and cause such Financing Statements and continuation statements to be filed (it being understood that the Note Administrator shall be entitled to rely upon an Opinion of Counsel described in Section 7.5(d), at the expense of the Issuer, as to the need to file such Financing Statements and continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).

(b)           Neither the Trustee nor the Note Administrator shall (except in accordance with Section 10.12(a), (b) or (c) and except for payments, deliveries and distributions otherwise expressly permitted under this Indenture) cause or permit the Custodial Account or the Custodian to be located in a different jurisdiction from the jurisdiction in which the Custodian was located on the Closing Date, unless the Trustee or the Note Administrator, as applicable, shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

(c)           The Issuer shall (i) pay or cause to be paid taxes, if any, levied on account of the beneficial ownership by the Issuer of any Collateral that secure the Class A Loans and the Notes and timely file all tax returns and information statements as required, (ii) take all actions necessary or advisable to prevent the Issuer from becoming subject to any withholding or other taxes or assessments and to allow the Issuer to comply with FATCA, and (iii) if required to prevent the withholding or imposition of United States income tax, deliver or cause to be delivered a United States IRS Form W-9 (or the applicable IRS Form W-8, if appropriate) or successor applicable form, to each borrower, counterparty or paying agent with respect to (as applicable) an item included in the Collateral at the time such item is purchased or entered into and thereafter prior to the expiration or obsolescence of such form.

(d)           For so long as the Class A Loans or the Notes are Outstanding, within the six-month period preceding the fifth anniversary of the Closing Date and every sixty (60) months thereafter, the Issuer (or the Collateral Manager on its behalf) shall deliver to the Trustee and the Note Administrator, for the benefit of the Trustee, the Collateral Manager, the Note Administrator and the Rating Agencies, at the expense of the Issuer, an Opinion of Counsel stating what is required, in the opinion of such counsel, as of the date of such opinion, to maintain the lien and security interest created by this Indenture with respect to the Collateral, and confirming the matters set forth in the Opinion of Counsel, furnished pursuant to Section 3.1(c), with regard to the perfection and priority of such security interest (and such Opinion of Counsel may likewise be subject to qualifications and assumptions similar to those set forth in the Opinion of Counsel delivered pursuant to Section 3.1(c)).

Section 7.6      Notice of Any Amendments. The Issuer shall give notice to the 17g-5 Information Provider of, and satisfy the Rating Agency Condition with respect to, any amendments to its Governing Documents.

Section 7.7      Performance of Obligations. (a)  The Issuer shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s covenants or obligations under any Instrument included in the Collateral, except in the case of enforcement action taken with respect to any Defaulted Mortgage Asset in accordance with the provisions hereof and as otherwise required hereby.

(b)           The Issuer may, with the prior written consent of the Majority of the Class A Loans and the Notes, contract with other Persons, including the Servicer, the Special Servicer, the Note Administrator, the Trustee or the Collateral Manager, for the performance of actions and obligations to be performed by the Issuer hereunder by such Persons and the performance of the actions and other obligations with respect to the Collateral of the nature set forth in this Indenture. Notwithstanding any such arrangement, the Issuer shall remain primarily liable with respect thereto. In the event of such contract, the performance of such actions and obligations by such Persons shall be deemed to be performance of such actions and obligations by the Issuer; and the Issuer shall punctually perform, and use commercially reasonable efforts to cause the Servicer, the Special Servicer, the Collateral Manager or such other Person to perform, all of their obligations and agreements contained in this Indenture or such other agreement.

(c)           Unless the Rating Agency Condition is satisfied with respect thereto, the Issuer shall maintain the Servicing Agreement in full force and effect so long as any Class A Loans or Notes remain Outstanding and shall not terminate the Servicing Agreement with respect to any Mortgage Asset except upon the sale or other liquidation of such Mortgage Asset in accordance with the terms and conditions of this Indenture.

(d)           If the Issuer receives a notice from the Rating Agencies stating that they are not in compliance with Rule 17g-5, the Issuer shall take such action as mutually agreed between the Issuer and the Rating Agencies in order to comply with Rule 17g-5.

(e)           The Issuer shall provide any Rating Agency then rating the Class A Loans with all available information in its possession that is reasonably requested by such Rating Agency in connection with its rating of the Class A Loans.

(f)            So long as any portion of the Class A Loan remains outstanding, on or before the anniversary of the Closing Date in each year, commencing in 2024, the Issuer shall obtain and pay for an annual review of the rating of the Class A Loan from the Rating Agencies. The Issuer shall promptly notify the Collateral Manager, the Trustee, the Note Administrator, the Loan Agent and the Holders of the Class A Loans as their names and addresses appear in the Loan Register in writing if at any time the rating of the Class A Loan has been, or it is known will be, changed or withdrawn. If all Rating Agencies previously rating the Class A Loan have withdrawn their rating, the Issuer shall use good faith efforts to obtain a replacement rating from a NRSRO; provided that if, despite such efforts, no such replacement rating can be obtained on a timely basis, such failure shall not be or be able to become an Event of Default.

Section 7.8      Negative Covenants. (a)  The Issuer shall not:

(i)            sell, assign, participate, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Collateral, except as otherwise expressly permitted by this Indenture or the Servicing Agreement;

(ii)           claim any credit on, make any withholding or deduction from, or dispute the enforceability of, the payment of the principal or interest payable in respect of the Class A Loans or the Notes (other than amounts required to be paid, deducted or withheld in accordance with any applicable law or regulation of any governmental authority) or assert any claim against any present or future Class A Lender or Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

(iii)          (A) incur or assume or guarantee any indebtedness, other than the Class A Loans incurred pursuant to the Credit Agreement, the Notes and this Indenture and the transactions contemplated hereby; (B) issue any additional class of securities other than the Notes and the Membership Interests; or (C) issue any additional beneficial ownership interests in the Issuer;

(iv)          (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture, the Class A Loans or the Notes, except as may be expressly permitted hereby; (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof, except as may be expressly permitted hereby; or (C) take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral, except as may be expressly permitted hereby;

(v)           amend the Servicing Agreement, except pursuant to the terms thereof;

(vi)          to the maximum extent permitted by applicable law, dissolve or liquidate in whole or in part, except as permitted hereunder;

(vii)         make or incur any capital expenditures, except as reasonably required to perform its functions in accordance with the terms of this Indenture;

(viii)        become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, hire any employees or pay any dividends to its shareholders;

(ix)          maintain any bank accounts other than the Accounts in which (inter alia) the proceeds of the Issuer’s issued share capital and the transaction fees paid to the Issuer for agreeing to issue the Securities will be kept;

(x)           conduct business under an assumed name, or change its name without first delivering at least 30 days’ prior written notice to the Trustee, the Note Administrator, the Class A Lenders, the Noteholders and the Rating Agencies and an Opinion of Counsel to the effect that such name change will not adversely affect the security interest hereunder of the Trustee or the Secured Parties;

(xi)           take any action that would result in it failing to qualify as a Qualified REIT Subsidiary or other disregarded entity of LCMT or a Subsequent REIT for federal income tax purposes (including, but not limited to, an election to treat the Issuer as a corporation that is a “taxable REIT subsidiary,” as defined in Section 856(l) of the Code), unless based on an Opinion of Counsel of Cadwalader, Wickersham & Taft LLP, Mayer Brown LLP or another nationally-recognized tax counsel experienced in such matters, the Issuer will not be treated as an association taxable as a corporation, a “taxable mortgage pool” or a “publicly traded partnership” for U.S. federal income tax purposes; provided the Issuer will not take any action that would result in it having any liability under Section 1446 or 6225 of the Code;

(xii)          except for any agreements involving the purchase and sale of Mortgage Assets having customary purchase or sale terms and documented with customary loan trading documentation, enter into any agreements unless such agreements contain “non-petition” and “limited recourse” provisions; or

(xiii)         amend their respective organizational documents without satisfaction of the Rating Agency Condition in connection therewith.

(b)           Neither the Issuer nor the Trustee shall sell, transfer, exchange or otherwise dispose of Collateral, or enter into or engage in any business with respect to any part of the Collateral, except as expressly permitted or required by this Indenture or the Servicing Agreement.

(c)           For so long as any of the Class A Loans or Notes are Outstanding, the Issuer shall not issue any limited liability company membership interests of the Issuer to any Person other than the Issuer or a wholly-owned subsidiary of the Issuer.

(d)           The Issuer shall not enter into any material new agreements (other than any Mortgage Asset Purchase Agreement or other agreement contemplated by this Indenture or the Collateral Management Agreement) (including, without limitation, in connection with the sale of Collateral by the Issuer) without the prior written consent of the Holders of at least a Majority of the Class A Loans and the Notes and shall provide notice of all new agreements (other than any Mortgage Asset Purchase Agreement or other agreement specifically contemplated by this Indenture or the Collateral Management Agreement) to the Holders. The foregoing notwithstanding, the Issuer may agree to any material new agreements; provided that (i) the Issuer (or the Collateral Manager on its behalf) determines that such new agreements would not, upon becoming effective, adversely affect the rights or interests of any Class or Classes and (ii) subject to satisfaction of the Rating Agency Condition.

(e)            As long as any Class A Loan or Note is Outstanding, the Advancing Agent shall cause LMF Holder to not transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledge or hypothecate any retained or repurchased Notes to any other Person (except to an Affiliate that is wholly-owned by LCMT or a Subsequent REIT and is disregarded as a separate entity for U.S. federal income tax purposes of the REIT that is treated as owning such securities for U.S. federal income tax purposes immediately prior to such transfer, pledge, or hypothecation).

(f)            Any financing arrangement pursuant to Section 7.8(f) shall prohibit any further transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes) of the Retained Notes and Membership Interests of the Issuer, including a transfer in connection with any exercise of remedies under such financing.

Section 7.9      Statement as to Compliance. On or before January 31, in each calendar year, commencing in 2024 or immediately if there has been a Default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee, the Note Administrator and the 17g-5 Information Provider an Officer’s Certificate given on behalf of the Issuer and without personal liability stating, as to each signer thereof, that, since the date of the last certificate or, in the case of the first certificate, the Closing Date, to the best of the knowledge, information and belief of such Officer, the Issuer has fulfilled all of its obligations under this Indenture or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to them and the nature and status thereof.

Section 7.10    Issuer May Consolidate or Merge Only on Certain Terms. (a)  The Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its Collateral to any Person, unless permitted by the Governing Documents and unless:

(i)            the Issuer shall be the surviving entity, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall be an entity organized and existing under the laws of Delaware or such other jurisdiction approved by a Majority of the Class A Loans and each and every Class of the Notes (each voting as a separate Class); provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of formation pursuant to Section 7.4 hereof; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the Note Administrator, each Class A Lender and each Noteholder, the due and punctual payment of the principal of and interest on all Class A Loans and Notes and other amounts payable hereunder and under the Credit Agreement and the Servicing Agreement and the performance and observance of every covenant of this Indenture, the Credit Agreement and the Servicing Agreement on the part of the Issuer to be performed or observed, all as provided herein;

(ii)            the Rating Agency Condition shall be satisfied;

(iii)            if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall have agreed with the Trustee and the Note Administrator (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of the Collateral or all or substantially all of its Collateral to any other Person except in accordance with the provisions of this Section 7.10, unless in connection with a sale of the Collateral pursuant to Article 5, Article 9 or Article 12;

(iv)            if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall have delivered to the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Collateral Manager and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(a)(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); that, immediately following the event which causes such Person to become the successor to the Issuer, (A) such Person has good and marketable title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture, to the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Class A Loans and Secured Notes or, in the case of any transfer or conveyance of the Collateral securing the Class A Loans and any of the Notes, such Class A Loans or Notes, (B) the Trustee continues to have a valid perfected first priority security interest in the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Class A Loans and Secured Notes, or, in the case of any transfer or conveyance of the Collateral securing the Class A Loans and any of the Notes, such Class A Loans or Notes and (C) such other matters as the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Collateral Manager, any Class Lender or any Noteholder may reasonably require;

(v)           immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(vi)          the Issuer shall have delivered to the Trustee, the Note Administrator, each Class A Lender and each Noteholder, an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with;

(vii)         the Issuer has received an opinion from Cadwalader, Wickersham & Taft LLP or Mayer Brown LLP or an opinion of other nationally recognized tax counsel experienced in such matters that the Issuer or the Person referred to in clause (a) will be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes;

(viii)        after giving effect to such transaction, (A) the Issuer shall not be required to register as an investment company under the Investment Company Act and (B) none of the Issuer or the pool of Collateral will constitute a “covered fund” for purposes of the regulations adopted to implement Section 619 of Dodd-Frank (79 F.R. 77601).

Section 7.11    Successor Substituted. Upon any consolidation or merger, or transfer or conveyance of all or substantially all of the Collateral of the Issuer, in accordance with Section 7.10 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer), or the Person to which such consolidation, merger, transfer or conveyance is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such consolidation, merger, transfer or conveyance, the Person named as the “Issuer” in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article 7 may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

Section 7.12      No Other Business. The Issuer shall not engage in any business or activity other than incurring the Class A Loans pursuant to the Credit Agreement and issuing and selling the Notes pursuant to this Indenture and any supplements thereto, and acquiring, owning, holding, disposing of and pledging the Collateral in connection with the Class A Loans and the Notes and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

Section 7.13    Reporting. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer shall promptly furnish or cause to be furnished “Rule 144A Information” (as defined below) to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Note Administrator for delivery to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or beneficial owner. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto). The Note Administrator shall reasonably cooperate with the Issuer in mailing or otherwise distributing (at the Issuer’s expense) to such Noteholders or prospective purchasers, at and pursuant to the Issuer’s written direction the foregoing materials prepared by or on behalf of the Issuer; provided, however, that the Note Administrator shall be entitled to prepare and affix thereto or enclose therewith reasonable disclaimers to the effect that such Rule 144A Information was not assembled by the Note Administrator, that the Note Administrator has not reviewed or verified the accuracy thereof, and that it makes no representation as to such accuracy or as to the sufficiency of such information under the requirements of Rule 144A or for any other purpose.

Section 7.14    Calculation Agent. (a) The Issuer hereby agrees that for so long as any Class A Loans or Notes remain Outstanding there shall at all times be an agent appointed to calculate the Benchmark in respect of each Interest Accrual Period in accordance with the terms of Schedule B attached hereto (the “Calculation Agent”). The Issuer initially has appointed the Note Administrator as Calculation Agent for purposes of determining the Benchmark for each Interest Accrual Period. The Calculation Agent may be removed by the Issuer at any time, with or without cause, upon no less than thirty (30) days’ written notice to the Calculation Agent. The Calculation Agent may resign at any time by giving written notice thereof to the Issuer, the Collateral Manager, the Class A Lenders, the Noteholders and the Rating Agencies. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine the then-current Benchmark or the Interest Distribution Amount for the Class A Loans and for any Class of Notes for any Interest Accrual Period, the Issuer shall promptly appoint as a replacement Calculation Agent a leading bank, which does not control or is not controlled by or under common control with the Issuer or its Affiliates. If the Calculation Agent is removed without cause, the expenses incurred in connection with transferring the Calculation Agent’s responsibilities hereunder shall be reimbursed by the Issuer. The Calculation Agent may not resign its duties without a successor having been duly appointed. If no successor Calculation Agent shall have been appointed within 30 days after giving of a notice of resignation, the resigning Calculation Agent, a Majority of the Class A Loans and Notes or any Holder of a Class A Loan or Note, on behalf of himself and all others similarly situated, may, at the Issuer’s expense, petition a court of competent jurisdiction for the appointment of a successor Calculation Agent.

(b)           The Calculation Agent shall calculate, on each Benchmark Determination Date, the Benchmark for the next Interest Accrual Period and will communicate such rates via the Monthly Report. The Calculation Agent shall notify the Issuer and the Collateral Manager before 5:00 p.m. (New York time) on each Benchmark Determination Date if it has not determined and is not in the process of determining the Benchmark and the Interest Distribution Amounts for the Class A Loans and each Class of Notes, together with the reasons therefor. The determination of the Class A Rate and the Note Interest Rates and the related Interest Distribution Amounts, respectively, by the Calculation Agent shall, absent manifest error, be final and binding on all parties to this Indenture, the Class A Lenders and the Noteholders.

Section 7.15    REIT Status. (a)  LCMT and any Subsequent REIT shall not take any action that results in the Issuer failing to qualify as a Qualified REIT Subsidiary of LCMT or a Subsequent REIT, as applicable, for federal income tax purposes, unless based on an Opinion of Counsel, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than LCMT or a Subsequent REIT, as applicable; provided that no such opinion shall be required with respect to a transfer to an affiliate that is directly or indirectly wholly-owned by LCMT or a subsequent REIT and is disregarded for U.S. federal income tax purposes from LCMT or such subsequent REIT.

(b)           Without limiting the generality of this Section 7.15, if the Issuer is no longer a Qualified REIT Subsidiary, prior to the time that:

(i)            any Mortgage Asset would cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis;

(ii)           the Issuer would acquire or receive any asset in connection with a workout or restructuring of a Mortgage Asset that could cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis;

(iii)          the Issuer would acquire the real property underlying any Mortgage Asset pursuant to a foreclosure or deed-in-lieu of foreclosure; or

(iv)          any Mortgage Asset that is modified in such a manner that could cause the Issuer to become subject to U.S. federal income tax on a net income basis,

the Issuer will either (x) organize one or more Permitted Subsidiaries and contribute the subject property to such Permitted Subsidiary, (y) contribute such Mortgage Asset to an existing Permitted Subsidiary, or (z) sell such Mortgage Asset in accordance with Section 12.1; provided that such Permitted Subsidiary shall be an entity treated as a corporation for U.S. federal income tax purposes.

Section 7.16    Permitted Subsidiaries. Notwithstanding any other provision of this Indenture, the Collateral Manager on behalf of the Issuer shall, following delivery of an Issuer Order to the parties hereto, be permitted to sell or transfer to a Permitted Subsidiary at any time any Sensitive Asset for consideration consisting entirely of the Equity Interests of such Permitted Subsidiary (or for an increase in the value of Equity Interests already owned). Such Issuer Order shall certify that the sale of a Sensitive Asset is being made in accordance with satisfaction of all requirements of this Indenture. The Custodian shall, upon receipt of a Request for Release with respect to a Sensitive Asset, release such Sensitive Asset and shall deliver such Sensitive Asset as specified in such Request for Release. The following provisions shall apply to all Sensitive Assets and Permitted Subsidiaries:

(a)           For all purposes under this Indenture, any Sensitive Asset transferred to a Permitted Subsidiary shall be treated as if it were an asset owned directly by the Issuer.

(b)           Any distribution of Cash by a Permitted Subsidiary to the Issuer shall be characterized as Interest Proceeds or Principal Proceeds to the same extent that such Cash would have been characterized as Interest Proceeds or Principal Proceeds if received directly by the Issuer and each Permitted Subsidiary shall cause all proceeds of and collections on each Sensitive Asset owned by such Permitted Subsidiary to be deposited into the Payment Account.

(c)           To the extent applicable, the Issuer shall form one or more Securities Accounts with the Securities Intermediary for the benefit of each Permitted Subsidiary and shall, to the extent applicable, cause Sensitive Asset to be credited to such Securities Accounts.

(d)           Notwithstanding the complete and absolute transfer of a Sensitive Asset to a Permitted Subsidiary, the ownership interests of the Issuer in a Permitted Subsidiary or any property distributed to the Issuer by a Permitted Subsidiary shall be treated as a continuation of its ownership of the Sensitive Asset that was transferred to such Permitted Subsidiary (and shall be treated as having the same characteristics as such Sensitive Asset).

(e)            If the Special Servicer on behalf of the Trustee, or any other authorized party takes any action under this Indenture to sell, liquidate or dispose of all or substantially all of the Collateral, the Issuer (or the Collateral Manager on its behalf) shall cause each Permitted Subsidiary to sell each Sensitive Asset and all other Collateral held by such Permitted Subsidiary and distribute the proceeds of such sale, net of any amounts necessary to satisfy any related expenses and tax liabilities, to the Issuer in exchange for the Equity Interest in such Permitted Subsidiary held by the Issuer.

Section 7.17    Repurchase Requests. If the Issuer, the Trustee, the Note Administrator, the Collateral Manager, the Servicer or the Special Servicer receives any request or demand that a Mortgage Asset be repurchased or replaced arising from any Material Breach of a representation or warranty made with respect to such Mortgage Asset or any Material Document Defect (any such request or demand, a “Repurchase Request”) or a withdrawal of a Repurchase Request from any Person other than the Servicer or Special Servicer, then the Collateral Manager (on behalf of the Issuer), the Trustee or the Note Administrator, as applicable, shall promptly forward such notice of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, to the Servicer (if related to a performing Mortgage Loan) or Special Servicer, and include the following statement in the related correspondence: “This is a “[Repurchase Request]/[withdrawal of a Repurchase Request]” under Section 3.19 of the Servicing Agreement relating to LMF 2023-1, LLC, requiring action from you as the “Repurchase Request Recipient” thereunder.” Upon receipt of such Repurchase Request or withdrawal of a Repurchase Request by the Collateral Manager, the Servicer or Special Servicer pursuant to the prior sentence, the Servicer or the Special Servicer, as applicable, shall be deemed to be the Repurchase Request Recipient in respect of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, and shall be responsible for complying with the procedures set forth in Section 3.19 of the Servicing Agreement with respect to such Repurchase Request.

Section 7.18    Annual Audits. As soon as reasonably available and in any event within 120 days after the end of each fiscal year, commencing in the year after the Closing Date occurs, the Issuer will obtain a consolidated balance sheet audit of the Issuer as of the end of such fiscal year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year audited by a firm of nationally recognized independent public accountants, as of the end of such fiscal year, and setting forth, in each case, in comparative form the figures for the previous fiscal year, results of operations, shareholders’ equity and cash flows of the Issuer.

Section 7.19    [Reserved].

Section 7.20    Servicing of Mortgage Loans and Control of Servicing Decisions. The Mortgage Loans (other than Mortgage Loans related to the Non-Serviced Mortgage Assets) will be serviced by the Servicer or, with respect to Specially Serviced Mortgage Loans, the Special Servicer, in each case pursuant to the Servicing Agreement, subject to the consultation, consent and direction rights of the Collateral Manager (or with respect to a Non-Controlling Participation, the related controlling Companion Participation holder) and other Persons as set forth in the Servicing Agreement, subject to those conditions, restrictions or termination events expressly provided therein. Nothing in this Indenture shall be interpreted to limit in any respect the rights of the Collateral Manager under the Servicing Agreement and none of the Issuer, Note Administrator and Trustee shall take any action under the Indenture inconsistent with the Collateral Manager’s rights set forth under the Servicing Agreement.

Section 7.21    ABS Due Diligence Services. If any of the parties to this Indenture receives a Form ABS Due Diligence-15E from any party in connection with any third-party due diligence services such party may have provided with respect to the Mortgage Assets (any such party, a “Due Diligence Service Provider”), such receiving party shall promptly forward such Form ABS Due Diligence-15E to the 17g-5 Information Provider for posting on the 17g-5 Website. The 17g-5 Information Provider shall post on the 17g-5 Website any Form ABS Due Diligence-15E it receives directly from a Due Diligence Service Provider or from another party to this Indenture, promptly upon receipt thereof.

ARTICLE VIII

SUPPLEMENTAL INDENTURES

Section 8.1      Supplemental Indentures Without Consent of Class A Lenders and Noteholders.

(a)            Without the consent of the Class A Lenders or the Holders of any Notes, and without satisfaction of the Rating Agency Condition, the Issuer, when authorized by Board Resolutions of the Issuer, the Advancing Agent, the Trustee, the Note Administrator and the Custodian, at any time and from time to time subject to the requirement provided below in this Section 8.1, may enter into one or more indentures supplemental hereto, in form satisfactory to the parties thereto, for any of the following purposes:

(i)            evidence the succession of any Person to the Issuer and the assumption by any such successor of the covenants of the Issuer in the Class A Loans and the Notes and herein;

(ii)            add to the covenants of the Issuer, the Advancing Agent, the Note Administrator or the Trustee for the benefit of the Holders of the Class A Loans and the Notes or to surrender any right or power herein conferred upon the Issuer;

(iii)          convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;

(iv)          evidence and provide for the acceptance of appointment hereunder of a successor Trustee or a successor Note Administrator and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections 6.9, 6.10 and 6.12 hereof;

(v)           correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subject to the lien of this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations) or to subject any additional property to the lien of this Indenture;

(vi)          modify the restrictions on and procedures for resales and other transfers of Notes to reflect any changes in applicable law or regulation (or the interpretation thereof) or to enable the Issuer to rely upon any exemption or exclusion from registration under the Securities Act, the Exchange Act or the Investment Company Act (including, without limitation, (A) to prevent any Class of Notes from being considered an “ownership interest” under the Section 619 of Dodd-Frank (such statutory provision together with such implementing regulations, the “Volcker Rule”) or (B) to prevent the Issuer from being considered a “covered fund” under the Volcker Rule) or to remove restrictions on resale and transfer to the extent not required thereunder;

(vii)         accommodate the issuance, if any, of Notes in global or book-entry form;

(viii)        take any action commercially reasonably necessary or advisable as required for the Issuer to comply with the requirements of FATCA; or to prevent the Issuer from failing to qualify as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes, or to prevent the Issuer, the Holders of the Class A Loans or the Notes or the Trustee from being subject to withholding or other taxes, fees or assessments or from otherwise being subject to U.S. federal, state, local or foreign income or franchise tax on a net income tax basis; provided that if any such amendment or supplement would adversely affect the Class A Lenders, such amendment or supplement shall not be entered into without the consent of a Majority of the Class A Lenders;

(ix)           amend or supplement any provision of this Indenture to the extent necessary to maintain the then-current ratings assigned to the Class A Loans or the Notes; provided that such amendment or supplement will not adversely affect in any material respect the interests of any Class A Lender or Noteholder;

(x)           accommodate the settlement of the Notes in book-entry form;

(xi)          authorize the appointment of any listing agent, transfer agent, paying agent or additional registrar for any Class of Notes required or advisable in connection with the listing of any Class of Notes on any stock exchange, and otherwise to amend this Indenture to incorporate any changes required or requested by any governmental authority, stock exchange authority, listing agent, transfer agent, paying agent or additional registrar for any Class of Notes in connection therewith;

(xii)         evidence changes to applicable laws and regulations, including, without limitation, with the consent of the Sponsor;

(xiii)        to modify, eliminate or add to any of the provisions of this Indenture in the event the U.S. Credit Risk Retention Rules or any other regulations applicable to the risk retention requirements for this securitization transaction are amended or repealed, in order to modify or eliminate the risk retention requirements in the event of such amendment or repeal; provided that the Trustee has received an opinion of counsel to the effect the action is consistent with and will not cause a violation of the U.S. Credit Risk Retention Rules;

(xiv)        reduce the minimum denominations required for transfer of the Notes;

(xv)         modify the provisions of this Indenture with respect to reimbursement of Nonrecoverable Interest Advances if (a) the Collateral Manager determines that the commercial mortgage securitization industry standard for such provisions has changed, in order to conform to such industry standard and (b) such modification does not adversely affect the status of Issuer for federal income tax purposes, as evidenced by an Opinion of Counsel;

(xvi)        modify the procedures set forth in this Indenture relating to compliance with Rule 17g-5 of the Exchange Act; provided that the change would not materially increase the obligations of the Collateral Manager, the Note Administrator, the Trustee, any paying agent, the Servicer or the Special Servicer (in each case, without such party’s consent) and would not adversely affect in any material respect the interests of any Class A Lender or Noteholder; provided, further, that the Note Administrator must provide a copy of any such amendment to the 17g-5 Information Provider for posting to the Rule 17g-5 Website and provide notice of any such amendment to the Rating Agencies; and

(xvii)       make any change to any other provisions with respect to matters or questions arising under this Indenture; provided that the party requesting the supplemental indenture represents that it believes the required action will not adversely affect in any material respect the interests of any Class A Lender or Noteholder not consenting thereto, as evidenced by (A) an Opinion of Counsel or (B) an Officer’s Certificate of the Collateral Manager.

The Advancing Agent, the Trustee, the Note Administrator and the Custodian and are each hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but none of the Advancing Agent, the Trustee, the Note Administrator or the Custodian shall be obligated to enter into any such supplemental indenture which affects the Advancing Agent’s, the Trustee’s, the Note Administrator’s or the Custodian’s own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law.

(b)           Notwithstanding Section 8.1(a) or any other provision of this Indenture, without prior notice to, and without the consent of the Class A Lenders or the Holders of any Notes or satisfaction of the Rating Agency Condition,

(i)            the Issuer, when authorized by Board Resolutions of the Issuer, the Advancing Agent, the Trustee, the Note Administrator and the Custodian, may enter into one or more indentures supplemental hereto, in form satisfactory to the Advancing Agent, the Trustee, the Note Administrator and the Custodian, for any of the following purposes:

(1)       to correct any defect or ambiguity in this Indenture in order to address any manifest error, omission or mistake in any provision of this Indenture;

(2)       to conform this Indenture to any Rating Agency Test Modification; and

(3)       to provide for the Class A Loans and the Notes of each Class to bear interest based on the applicable Benchmark Replacement from and after the related Benchmark Replacement Date and/or at the direction of the Collateral Manager to make Benchmark Replacement Conforming Changes.

(ii)            at the direction of the Collateral Manager, the Issuer, the Advancing Agent, the Trustee, the Note Administrator and the Custodian shall enter into supplemental indentures to make Benchmark Replacement Conforming Changes and/or to provide for the Class A Loans and the Notes of each Class to bear interest based on the applicable Benchmark Replacement from and after the related Benchmark Replacement Date.

Section 8.2      Supplemental Indentures with Consent of the Class A Lenders and the Noteholders. Except as set forth below, the Issuer, the Advancing Agent, the Trustee, the Note Administrator and the Custodian may enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Class A Lenders or the Holders of any Class of Notes under this Indenture only (x) with the written consent of the Holders of at least a Majority in Aggregate Outstanding Amount of the Class A Loans and a Majority in Aggregate Outstanding Amount of the Notes of each Class materially and adversely affected thereby (excluding any Notes owned by the Seller, the Collateral Manager, the Special Servicer or any of their respective Affiliates), by Act of said Class A Lenders and Noteholders delivered to the Issuer, the Advancing Agent, the Trustee, the Note Administrator, the Custodian and the Loan Agent, and (y) subject to satisfaction of the Rating Agency Condition, notice of which may be in electronic form. The consent of the Holders of the Class A Loans and any Class of Notes will be binding on all present and future Holders of the Class A Loans and Notes.

Notwithstanding the foregoing, any supplemental indenture to add or modify any of the provisions of this Indenture with respect to (a) the definition of “Controlling Class” and (b) the Eligibility Criteria, the Future Advance Acquisition Criteria, the Acquisition Criteria, the Market Trigger, the Class A LTV Test, the Diversity Test, the Maturity Test, the Class A Rating Test or the Debt Protection Tests, other than with respect to a Rating Agency Test Modification, shall require the consent of the Holders of at least a Supermajority of the Class A Loans and the Notes of each Class.

Without the consent of all of the Holders of each Outstanding Class A Loan and each Outstanding Class of Notes materially and adversely affected thereby, no supplemental indenture may:

(a)           change the Stated Maturity Date of the principal of or the due date of any installment of interest on any Class A Loan or Note, reduce the principal amount thereof or the Class A Rate or Note Interest Rate thereon or the Redemption Price with respect to any Class A Loan or Note, change the date of any scheduled distribution on the Class G Notes, or the Redemption Price with respect thereto, change the earliest date on which any Class A Loan or Note may be redeemed at the option of the Issuer, change the provisions of this Indenture that apply proceeds of any Collateral to the payment of principal of or interest on Class A Loans or Notes or change any place where, or the coin or currency in which, any Class A Loan or Note or the principal thereof or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the applicable Redemption Date);

(b)           reduce the percentage of the Aggregate Outstanding Amount of Class A Loans or Notes of each Class whose Holders’ consent is required for the authorization of any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder or their consequences provided for in this Indenture;

(c)           impair or adversely affect the Collateral except as otherwise permitted in this Indenture;

(d)           permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or terminate such lien on any property at any time subject hereto or deprive the Holder of any Class A Loan or Note of the security afforded by the lien of this Indenture;

(e)           reduce the percentage of the Aggregate Outstanding Amount of Class A Loans or Notes of each Class whose Holders’ consent is required to request the Trustee to preserve the Collateral or rescind any election to preserve the Collateral pursuant to Section 5.5 or to sell or liquidate the Collateral pursuant to Section 5.4 or 5.5 hereof;

(f)            modify any of the provisions of this Section 8.2, except to increase any percentage of Outstanding Class A Loans or Notes whose Holders’ consent is required for any such action or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Class A Loan or Note affected thereby;

(g)           modify the definition of the term “Outstanding”, “Reinvestment Period” or the provisions of Section 11.1(a) or Section 13.1 hereof;

(h)           modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest on or principal of any Class A Loan or Note on any Payment Date or to affect the rights of the Holders of Class A Loans or Notes to the benefit of any provisions for the redemption of such Class A Loans or Notes contained herein;

(i)            reduce the permitted minimum denominations of the Notes below the minimum denomination necessary to maintain an exemption from the registration requirements of the Securities Act or the Investment Company Act; or

(j)            modify any provisions regarding non-recourse or non-petition covenants with respect to the Issuer.

The Advancing Agent, the Trustee, the Note Administrator and the Custodian shall be entitled to rely upon an Officer’s Certificate of the Issuer (or the Collateral Manager on its behalf) in determining whether or not the Holders of the Class A Loans or the Notes would be materially or adversely affected by any proposed amendment or supplemental indenture (after giving notice of such change to the Holders). Such determination shall be conclusive and binding on all present and future Holders of the Class A Loans and the Notes. None of the Advancing Agent, the Trustee, the Note Administrator or the Custodian shall be liable for any such determination made in good faith.

Section 8.3      Execution of Supplemental Indentures. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 8 or the modifications thereby of the trusts created by this Indenture, the Advancing Agent, the Trustee, the Note Administrator and the Custodian shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. Each of the Advancing Agent, the Trustee, the Note Administrator and the Custodian may, but shall not be obligated to, enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

The Servicer and Special Servicer will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Servicer or Special Servicer adversely affect the Servicer or Special Servicer, the Servicer or Special Servicer, as applicable, shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Servicer or Special Servicer, as applicable, gives written consent to the Issuer to such amendment. The Issuer shall give written notice to the Servicer and Special Servicer of any amendment made to this Indenture pursuant to its terms. In addition, the Servicer or Special Servicer’s written consent shall be required prior to any amendment to this Indenture by which it is adversely affected.

The Collateral Manager will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Collateral Manager adversely affect the Collateral Manager, the Collateral Manager shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Collateral Manager gives written consent to the Issuer to such amendment. The Issuer shall give written notice to the Collateral Manager of any amendment made to this Indenture pursuant to its terms. In addition, the Collateral Manager’s written consent shall be required prior to any amendment to this Indenture by which it is adversely affected.

At the cost of the Issuer, the Note Administrator shall provide to each Class A Lender and to each Noteholder and, for so long as any Class A Loans or Class of Notes shall remain Outstanding and is rated, the Note Administrator shall provide to the 17g-5 Information Provider and the Rating Agencies a copy of any proposed supplemental indenture at least fifteen (15) Business Days prior to the execution thereof by the Note Administrator, and following execution shall provide to the 17g-5 Information Provider and the Rating Agencies a copy of the executed supplemental indenture.

The Advancing Agent, the Trustee, the Note Administrator and the Custodian shall be entitled to rely upon (i) the receipt of notice from the Rating Agencies or the Requesting Party, which may be in electronic form, that the Rating Agency Condition has been satisfied and (ii) receipt of an Opinion of Counsel forwarded to the Advancing Agent, the Trustee, the Note Administrator and the Custodian certifying that, following provision of notice of such supplemental indenture to the Class A Lenders and the Noteholders, that the Holders of the Class A Loans and the Notes would not be materially and adversely affected by such supplemental indenture. Such determination shall be conclusive and binding on all present and future Holders of the Class A Loans and the Notes. None of the Advancing Agent, the Trustee, the Note Administrator or the Custodian shall be liable for any such determination made in good faith and in reliance upon such Opinion of Counsel, as the case may be.

It shall not be necessary for any Act of Class A Lenders or Noteholders under this Section 8.3 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer, the Advancing Agent, the Trustee, the Note Administrator and the Custodian of the of any supplemental indenture pursuant to this Section 8.3, the Note Administrator, at the expense of the Issuer, shall mail to the Class A Lenders, the Noteholders, the Loan Agent, the Collateral Manager, the Servicer, the Special Servicer and, so long as the Notes are Outstanding and so rated, the Rating Agencies a copy thereof based on an outstanding rating. Any failure of the Note Administrator to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 8.4      Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 8, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Class A Loans or Notes theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

Section 8.5      Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 8 may, and if required by the Note Administrator shall, bear a notice in form approved by the Note Administrator as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Note Administrator and the Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and authenticated and delivered by the Note Administrator in exchange for Outstanding Notes. Notwithstanding the foregoing, any Note authenticated and delivered hereunder shall be subject to the terms and provisions of this Indenture, and any supplemental indenture.

ARTICLE IX

REDEMPTION OF Securities; REDEMPTION PROCEDURES

Section 9.1      Clean-up Call; Tax Redemption; Optional Redemption; and Auction Call Redemption. (a)  The Class A Loans and the Notes shall be redeemable by the Issuer, in whole but not in part, at the option of and upon written notice by the Collateral Manager (which shall be delivered in accordance with Section 9.3(a)), on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices (such redemption, a “Clean-up Call”); provided that the funds available to be used for such Clean-up Call will be sufficient to pay the Total Redemption Price.

(b)           The Class A Loans and the Notes shall be redeemable by the Issuer, in whole but not in part, at the option of and upon written notice by the Majority Class G Noteholder (which shall be delivered in accordance with Section 9.3(a)), on any Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to their applicable Redemption Prices (such redemption, a “Tax Redemption”); provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price. Upon the receipt of such written direction of a Tax Redemption, the Note Administrator shall provide written notice thereof to the Class A Lenders, the Noteholders and the Rating Agencies.

(c)           The Class A Loans and the Notes shall be redeemable by the Issuer, in whole but not in part, at option of and upon written notice by the Majority Class G Noteholder (which shall be delivered in accordance with Section 9.3(a)), on any Payment Date after the end of the Non-call Period at a price equal to their applicable Redemption Prices (such redemption, an “Optional Redemption”); provided, however, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price. Notwithstanding anything herein to the contrary, the Issuer shall not sell any Mortgage Asset to any Affiliate other than LMF Holder in connection with an Optional Redemption.

Notwithstanding anything herein to the contrary in this Indenture, in the case of an Optional Redemption, if the Majority Class G Noteholder and/or one or more affiliates thereof own 100% of one or more of the most junior Classes of Notes, such holder(s) may elect to exchange such Notes for all of the remaining Mortgage Assets and other assets of the Issuer, in lieu of the Issuer paying such Holder(s) the Redemption Price for such Securities.

(d)           The Class A Loans and the Notes shall be redeemable by the Issuer, in whole but not in part, at a price equal to their applicable Redemption Prices, on any Payment Date occurring in January, April, July or October in each year, beginning on the Payment Date occurring in July 2030, upon the occurrence of a Successful Auction and pursuant to the procedures set forth in the Servicing Agreement (such redemption, an “Auction Call Redemption”).

(e)            If (i) each Rating Agency withdraws its rating of the Class A Loans prior to the date on which the Class A Loans have been repaid in full and (ii) the Issuer is unable to obtain a replacement rating of the Class A Loans equivalent to BBB- or higher by any other NRSRO (as evidenced by a signed letter from such NRSRO), then the Issuer shall direct the Collateral Manager to liquidate all or such portion of the Mortgage Assets sufficient to pay the Redemption Price of the Class A Loans, and shall apply all related Sale Proceeds to redeem the Class A Loans by no later than 120 days from the date of such rating withdrawal (such redemption, a “Rating Failure Redemption”). The Mortgage Assets to be liquidated in connection with a Rating Failure Redemption will be selected by the Collateral Manager in its sole discretion in accordance with the Collateral Management Standard.

(f)            In connection with any redemption pursuant to Section 9.1(a), Section 9.1(b) or Section 9.1(c), if the Holder of the Class G Notes and/or one or more affiliates thereof own any Notes, such holder(s) may elect to include such Notes as part of the consideration for such redemption and the Total Redemption Price shall be reduced by the outstanding principal balance of such Notes (plus the interest accrued thereon). If such holder(s) own less than 100% of the Notes of any such Class, the Note Administrator shall cooperate with such holder(s) in order to effect such redemption (including, if necessary, converting such Notes into definitive form).

(g)           A redemption pursuant to Section 9.1(a), Section 9.1(b) or Section 9.1(c) shall not occur unless at least three (3) Business Days prior to the scheduled Redemption Date, the Collateral Manager certifies to the Trustee and the Note Administrator that:

(i)            the Collateral Manager, on behalf of the Issuer, has entered into a binding commitment or agreement (which may be an agreement with an affiliate of any Holder of the Class G Notes) to sell (directly, by participation or other arrangement) all or part of the Collateral not later than the Business Day immediately preceding the scheduled Redemption Date or LCMT (or an Affiliate, agent or advisor thereof) has priced but not yet closed another securitization transaction;

(ii)           the related Sale Proceeds (in immediately available funds), together with all other available funds (including proceeds from the sale of the Mortgage Assets, Eligible Investments maturing on or prior to the scheduled Redemption Date, all amounts in the Accounts and available Cash), will be an aggregate amount sufficient to pay the Total Redemption Price; and

(iii)          all of the other conditions for such redemption, as applicable, have been satisfied.

(h)           In connection with an Optional Redemption, a Clean-Up Call, an Auction Call Redemption, Rating Failure Redemption or a Tax Redemption, the Collateral Manager, on behalf of the Issuer, and acting pursuant to the Collateral Management Agreement, may at any time direct the Trustee in writing by Issuer Order to sell, and the Trustee shall sell in the manner directed by the Collateral Manager, any Mortgage Asset without regard to any of the limitations in Section 12.1(a). Upon any such sale, the Trustee shall release any such Mortgage Asset pursuant to Section 10.12.

Section 9.2      Record Date for Redemption. In connection with a Clean-up Call pursuant to Section 9.1(a), a Tax Redemption pursuant to Section 9.1(b), an Optional Redemption pursuant to Section 9.1(c), an Auction Call Redemption pursuant to Section 9.1(d) or a Rating Failure Redemption pursuant to Section 9.1(e), the Note Administrator shall set the applicable Record Date ten (10) Business Days prior to the proposed Redemption Date.

Section 9.3      Notice of Redemption or Maturity. (a)  Notice of redemption (or a withdrawal thereof) or Clean-up Call pursuant to Section 9.1 or the Maturity of any Class A Loans or Notes shall be given in accordance with Sections 14.3 and 14.4 hereof not less than ten (10) Business Days (or one (1) Business Day (or promptly thereafter upon receipt of written notice, if later) where the notice of an Optional Redemption, Auction Call Redemption, a Clean-up Call or a Tax Redemption is withdrawn pursuant to Section 9.3(c)) prior to the applicable Redemption Date or Maturity, to the Collateral Manager, the Trustee, the Servicer, the Special Servicer, the Rating Agencies, and each Holder to be redeemed, at its address in the Loan Register or Notes Register, as applicable.

All notices of redemption shall state:

(i)            the applicable Redemption Date;

(ii)           the applicable Redemption Price;

(iii)          that all the Class A Loans and Notes are being paid in full and that interest on the Class A Loans and the Notes shall cease to accrue on the Redemption Date specified in the notice; and

(iv)          the place or places where any Notes held as Definitive Notes to be redeemed in whole are to be surrendered for payment of the Redemption Price which shall be the office or agency of the Paying Agent as provided in Section 7.2.

(b)           Notice of redemption shall be given by the Issuer or at the Issuer’s request, by the Note Administrator in their names, and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of a Class A Loan or Note shall not impair or affect the validity of the redemption of any other Class A Loans or Notes.

(c)            Any such notice of an Optional Redemption, Auction Call Redemption, Clean-up Call or Tax Redemption may be withdrawn by the Issuer at the direction of the Collateral Manager up to the Business Day prior to the scheduled Redemption Date by written notice to the Note Administrator, the Trustee, the Servicer, the Special Servicer and each Holder of Class A Loans and/or Notes to be redeemed, and the Collateral Manager. The failure of any Optional Redemption, Clean-up Call or Tax Redemption that is withdrawn in accordance with this Indenture shall not constitute an Event of Default.

(d)           The Redemption Price shall be determined no earlier than sixty (60) days prior to the proposed Redemption Date.

Section 9.4      Class A Loans and Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Class A Loans and the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price and accrued interest thereon) the Class A Loans and Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Class A Loan or Note to be redeemed, the Holder shall present and surrender such Class A Loan or Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided, however, that if there is delivered to the Issuer, the Note Administrator and the Trustee such security or indemnity as may be required by them to hold each of them harmless and an undertaking thereafter to surrender such Class A Loan or Note, then, in the absence of notice to the Issuer, the Note Administrator and the Trustee that the applicable Class A Loan or Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. Payments of interest on the Class A Loans or on any Notes of a Class to be so redeemed whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Class A Loans or Notes, or one or more predecessor Class A Loans or Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.7(g).

If any Class A Loan or Note called for redemption shall not be paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the Class A Rate or applicable Note Interest Rate for each successive Interest Accrual Period the Class A Loan or Note remains Outstanding. Subject to applicable escheatment law, any funds not distributed to any Class A Lender or Noteholder on the Payment Date because of the failure of such Holder or Holders to tender their Class A Loans or Notes, shall, on such date, be set aside and held for the benefit of the appropriate non-tendering Holder or Holders.

Section 9.5      Mandatory Redemption. On any Payment Date on which any Market Trigger is continuing or the Debt Protection Tests are not satisfied as of the related Determination Date, the Class A Loans and/or the Investment Grade Notes shall be redeemed (a “Mandatory Redemption”), from Interest Proceeds as set forth in Sections 11.1(a)(i)(6) and (10) in an amount necessary, and only to the extent necessary, for such Market Trigger to be cured or the Debt Protection Tests to be satisfied, or if sooner, until the Class A Loans and/or the Investment Grade Notes have been paid in full. On or promptly after such Mandatory Redemption, the Issuer shall certify or cause to be certified to the Rating Agencies, the Note Administrator and the Trustee whether the Market Trigger has been cured or the Debt Protection Tests have been satisfied, as applicable.

Section 9.6      Optional Class A Loan Prepayment.

(a)            If (1) the Majority Class G Noteholder has not provided notice pursuant to this Article IX of its intent to exercise the Optional Redemption within thirty (30) days after the end of the Non-call Period or (2) an Event of Default has occurred and is continuing, then each of the Majority Class B Noteholder and the Majority Class C Noteholder shall have the right to direct the Issuer in writing to prepay, in whole but not in part, the Class A Loan (an “Optional Class A Loan Prepayment”) subject to the following conditions:

(i)            an Optional Class A Loan Prepayment shall only occur on a Payment Date (such date, the “Optional Class A Loan Prepayment Date”);

(ii)            notice of an Optional Class A Loan Prepayment shall be given by the applicable Noteholder in accordance with Sections 14.3 and 14.4 hereof not less than ten (10) Business Days prior to the Optional Class A Loan Prepayment Date to the Issuer, the Collateral Manager, the Trustee, Note Administrator, the Majority Class B Noteholder (if such Optional Class A Loan Prepayment is being exercised by the Majority Class C Noteholder), the Majority Class C Noteholder (if such Optional Class A Loan Prepayment is being exercised by the Majority Class B Noteholder), the Loan Agent and each Class A Lender, and such notice shall state (A) the applicable Optional Class A Loan Prepayment Date and (B) the applicable Redemption Price of the Class A Loan;

(iii)           if the Majority Class B Noteholder provides notice in accordance with clause (ii) above of its intent to exercise an Optional Class A Loan Prepayment, then the Majority Class C Noteholder shall have the right, within five (5) Business Days of receiving such notice, to provide an additional notice in accordance with clause (ii) above of its intent to exercise the Optional Class A Loan Prepayment, and the Majority Class C Noteholder’s right to exercise such Optional Class A Loan Prepayment shall have priority over that of the Majority Class B Noteholder;

(iv)          on the Optional Class A Loan Prepayment Date, the Majority Class B Noteholder or Majority Class C Noteholder, as applicable, shall enter into a credit agreement with the Issuer that is substantially similar to the Credit Agreement (the “Replacement Credit Agreement”), pursuant to which the Issuer shall incur a new loan (the “Replacement Class A Loan”) having (1) a term equal to the remaining term of the Class A Loan and (2) a principal amount no greater than the Aggregate Outstanding Amount of the Class A Loans on the Optional Class A Loan Prepayment Date, and the Replacement Credit Agreement and Replacement Class A Loan shall become the “Credit Agreement” and “Class A Loan,” respectively, for all purposes under this Indenture and the other Transaction Documents;

(v)           the Majority Class B Noteholder or Majority Class C Noteholder, as applicable, shall, no later than 10:00 a.m. (New York time) on the Optional Class A Loan Prepayment Date, deposit an amount equal to the Redemption Price of the Class A Loan into the Class A Loan Payment Account;

(vi)          on the Optional Class A Loan Prepayment Date, funds on deposit in the Class A Loan Payment Account shall be applied to repay the Class A Loan in full in accordance with the Credit Agreement; and

(vii)         the Rating Agency Condition shall be satisfied with respect to such Optional Class A Loan Prepayment.

(b)           Notice of an Optional Class A Loan Prepayment shall be given by the applicable Noteholder or at such Noteholder’s request, by the Note Administrator in their names, and at the expense of such Noteholder.

(c)           Any notice of an Optional Class A Loan Prepayment may be withdrawn by the applicable Noteholder up to the Business Day prior to the scheduled Redemption Date by written notice to the Issuer, the Collateral Manager, the Trustee, Note Administrator, the Majority Class B Noteholder (if such Optional Class A Loan Prepayment is being exercised by the Majority Class C Noteholder), the Majority Class C Noteholder (if such Optional Class A Loan Prepayment is being exercised by the Majority Class B Noteholder), the Loan Agent and each Class A Lender. The failure of any Optional Class A Loan Prepayment that is withdrawn in accordance with this Indenture shall not constitute an Event of Default.

(d)           Any supplemental indenture entered into in connection with an Optional Class A Loan Prepayment shall be entered into in accordance with the terms of Article VIII.

ARTICLE X

ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 10.1    Collection of Amounts; Custodial Account. (a)  Except as otherwise expressly provided herein, the Note Administrator may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all amounts and other property payable to or receivable by the Note Administrator pursuant to this Indenture, including all payments due on the Collateral in accordance with the terms and conditions of such Collateral. The Note Administrator shall segregate and hold all such amounts and property received by it in an Eligible Account in trust for the Secured Parties, and shall apply such amounts as provided in this Indenture. Any Indenture Account may include any number of subaccounts deemed necessary or appropriate by the Note Administrator for convenience in administering such account.

(b)            The Note Administrator shall credit all Mortgage Assets and Eligible Investments to an Eligible Account in the name of the Issuer for the benefit of the Secured Parties designated as the “Custodial Account” except that Mortgage Notes and Participations may be held by the Custodian in the State of Minnesota pursuant to Section 3.3 of this Indenture.

Section 10.2    Reinvestment Account. (a)  The Issuer shall cause the Securities Intermediary to establish, on or prior to the Closing Date, a single, segregated trust account which shall be designated as the “Reinvestment Account,” which shall be held in trust in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal; provided, however, that the Note Administrator shall only withdraw such amounts as directed by the Issuer or the Collateral Manager on behalf of the Issuer. All amounts credited to the Reinvestment Account pursuant to Section 11.1(a)(ii) of this Indenture, Section 3.03(a)(viii) or 3.03(d)(vii) of the Servicing Agreement or otherwise shall be held by the Note Administrator as part of the Collateral and shall be applied to the purposes herein provided.

(b)           The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Reinvestment Account or any funds on deposit therein, or otherwise to the credit of the Reinvestment Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Reinvestment Account other than in accordance with the Priority of Payments. The Reinvestment Account shall remain at all times an Eligible Account.

(c)           The Collateral Manager, on behalf of the Issuer, may direct the Note Administrator to, and upon such direction the Note Administrator shall, invest all funds in the Reinvestment Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Reinvestment Account, any gain realized from such investments shall be credited to the Reinvestment Account, and any loss resulting from such investments shall be charged to the Reinvestment Account. The Note Administrator shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Reinvestment Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Note Administrator. If the Note Administrator does not receive written investment instructions from an Authorized Officer of the Collateral Manager, funds in the Reinvestment Account shall be invested in accordance with clause (vii) of the definition of “Eligible Investment”.

(d)           Amounts in the Reinvestment Account shall remain in the Reinvestment Account (or invested in Eligible Investments) until the earlier of (i) the time the Collateral Manager instructs the Note Administrator in writing to transfer any such amounts (or related Eligible Investments) to the Payment Account, (ii) the time the Collateral Manager notifies the Note Administrator in writing that such amounts (or related Eligible Investments) are to be applied to the acquisition of Reinvestment Mortgage Assets in accordance with Section 12.2(a) and (iii) the later of (x) the first Business Day after the last day of the Reinvestment Period and (y) if after the last day of the Reinvestment Period, the last settlement date within 30 days of the last day of the Reinvestment Period with respect to any Committed Reinvestment Mortgage Asset. Upon receipt of notice pursuant to clause (i) above and on the date described in clause (iii) above, the Note Administrator shall transfer the applicable amounts (or related Eligible Investments) to the Payment Account, in each case for application on the next Payment Date pursuant to Section 11.1(a)(ii) as Principal Proceeds.

(e)            During the Reinvestment Period (and up to 30 days thereafter to the extent necessary to acquire any Committed Reinvestment Mortgage Assets using Principal Proceeds received during or after the Reinvestment Period), the Collateral Manager on behalf of the Issuer may by notice to the Note Administrator direct the Note Administrator to, and upon receipt of such notice the Note Administrator shall, reinvest amounts (and related Eligible Investments) credited to the Reinvestment Account in Mortgage Loans and Participations selected by the Collateral Manager as permitted under and in accordance with the requirements of Article 12 and such notice. The Note Administrator shall be entitled to conclusively rely on such notice and shall not be required to make any determination as to whether any loans or participations satisfy the Eligibility Criteria or Future Advance Acquisition Criteria, as applicable, or whether an acquisition is in compliance with the Acquisition Criteria.

(f)            At any time during the Reinvestment Period, the Collateral Manager may direct that (i) the Servicer remit Principal Proceeds to the Note Administrator for deposit into the Reinvestment Account (including prior to a Payment Date) and (ii) the Note Administrator deposit such Principal Proceeds into the Reinvestment Account (which, for the avoidance of doubt, may be prior to a Payment Date); provided that the Collateral Manager has certified to the Note Administrator that (I) the Debt Protection Tests were satisfied as of the immediately preceding Payment Date and (II) the Collateral Manager reasonably expects the Debt Protection Tests to be satisfied on the immediately succeeding Payment Date. Any Principal Proceeds available for distribution in accordance with Section 11.1(a)(ii) on the immediately succeeding Payment Date shall be reduced by the amount of any Principal Proceeds transferred to the Reinvestment Account in accordance with this paragraph.

Section 10.3     Payment Account. (a)  The Issuer shall cause the Securities Intermediary to establish, on or prior to the Closing Date, a single, segregated trust account which shall be designated as the “Payment Account,” which shall be held in trust in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal. All funds received by the Note Administrator from the Servicer on each Remittance Date shall be credited to the Payment Account. Any and all funds at any time on deposit in, or otherwise to the credit of, the Payment Account shall be held in trust by the Note Administrator, in its capacity as Securities Intermediary, in the name of the Issuer on behalf of the Trustee for the benefit of the Secured Parties. Except as provided in Sections 11.1 and 11.2, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be (i) to pay the interest on and the principal of the Class A Loans and the Notes and make other payments in respect of the Class A Loans and the Notes in accordance with their terms and the provisions of this Indenture, (ii) upon Issuer Order, to pay other amounts specified therein, and (iii) otherwise to pay amounts payable pursuant to and in accordance with the terms of this Indenture, each in accordance with the Priority of Payments.

(b)           The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Payment Account or any funds on deposit therein, or otherwise to the credit of the Payment Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Payment Account other than in accordance with the Priority of Payments. The Payment Account shall remain at all times an Eligible Account.

(c)           The Note Administrator may direct the Securities Intermediary to invest the funds on deposit in the Payment Account in one or more Eligible Investments; provided that (i) any amounts held in the Payment Account that are invested shall be (x) invested only in short-term Eligible Investments and (y) sold no later than each Payment Date and prior to the operation of the Priority of Payments, and (ii) in all cases, such funds shall be either (x) immediately available or (y) available in accordance with a schedule which will permit the Note Administrator to meet its payment obligations hereunder. The Note Administrator shall be entitled to all income and gain realized from the investment of funds deposited in the Payment Account (such amount, “Additional Note Administrator Compensation”) in accordance with the Priority of Payments. The Note Administrator shall deposit from its own funds in the Payment Account the amount of any loss incurred in respect of any such investment of funds immediately upon the realization of such loss; provided that the Note Administrator shall not be required to deposit the amount of any loss on any investment of funds if such loss is incurred solely as a result of the insolvency of the federal or state-chartered depository institution or trust company that holds the Payment Account, so long as such depository institution or trust company satisfied the qualifications set forth in the definition of “Eligible Account” in the month in which the loss occurred and at the time such investment was made.

Section 10.4      Class A Loan Payment Account. The Note Administrator shall, on or prior to the Closing Date, establish the Class A Loan Payment Account pursuant to the Credit Agreement.

Section 10.5      [Reserved].

Section 10.6      [Reserved].

Section 10.7      Interest Advances. (a)  With respect to each Payment Date for which the sum of Interest Proceeds and, if applicable, Principal Proceeds, collected during the related Due Period and remitted to the Note Administrator that are available to pay interest on the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes are insufficient to remit the interest due and payable with respect to the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes in accordance with the Priority of Payments on any such Payment Date as a result of interest shortfalls on the Mortgage Assets (or the application of interest received on the Mortgage Assets to pay certain expenses in accordance with the terms of the Servicing Agreement) (the amount of such insufficiency, an “Interest Shortfall”), the Note Administrator shall provide the Advancing Agent with email notice of such Interest Shortfall no later than the close of business on the second (2nd) Business Day preceding such Payment Date, at the following address: Lument Commercial Mortgage Trust, 230 Park Avenue, 20th Floor, New York, NY 10169 Attention: General Counsel, with a copy to: c/o Lument Investment Management, 10 W. Broad Street, 8th Floor, Columbus, Ohio 43215 Attention: General Counsel, Email: general.counsel@lument.com, or such other email address as provided by the Advancing Agent to the Note Administrator. The Note Administrator shall provide the Advancing Agent with additional email notice, prior to any funding of an Interest Advance by the Advancing Agent, of any additional interest remittances received by the Note Administrator after delivery of such initial notice that reduces such Interest Shortfall. No later than 10:00 a.m. (New York time) on the Business Day preceding the related Payment Date, the Advancing Agent shall advance the difference between such amounts (each such advance, an “Interest Advance”) by deposit of an amount equal to such Interest Advance in the Payment Account, subject to a determination of recoverability by the Advancing Agent as described in Section 10.7(b), and subject to a maximum limit, with respect to any Payment Date, equal to the lesser of (i) the aggregate amount of such Interest Shortfalls that would otherwise occur on the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date and (ii) the aggregate amount of the interest payments not received in respect of Mortgage Assets with respect to such Payment Date (including, for such purpose, interest payments received on the Mortgage Assets but applied to pay certain expenses in accordance with the terms of the Servicing Agreement) under the circumstances and subject to the limitations set forth herein.

If the Advancing Agent fails to make a required Interest Advance, (i) the Backup Advancing Agent shall make such Interest Advance and (ii) if the Backup Advancing Agent fails to make such Interest Advance, the Trustee shall make such Interest Advance, in each case, subject to a determination of recoverability. Notwithstanding the foregoing, in no circumstance will the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, be required to make an Interest Advance in respect of a Mortgage Asset to the extent that the aggregate outstanding amount of all unreimbursed Interest Advances would exceed the Aggregate Outstanding Amount of the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes. In addition, in no event will the Advancing Agent, the Backup Advancing Agent or the Trustee be required to advance any payments in respect of (i) interest on any Class other than the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes or (ii) principal of any Class A Loan or Note. Any Interest Advance made by the Advancing Agent with respect to a Payment Date that is in excess of the actual Interest Shortfall for such Payment Date shall be refunded to the Advancing Agent by the Note Administrator on the related Payment Date (or, if such Interest Advance is made prior to final determination by the Note Administrator of such Interest Shortfall, on the Business Day of such final determination).

The Advancing Agent shall provide the Note Administrator written notice of a determination by the Advancing Agent that a proposed Interest Advance would constitute a Nonrecoverable Interest Advance no later than 10:00 a.m. (New York time) on the Business Day preceding the related Payment Date. If the Advancing Agent shall fail to make any required Interest Advance by 10:00 a.m. (New York time) on the Business Day preceding the Payment Date upon which distributions are to be made pursuant to Section 11.1(a)(i), the Note Administrator shall remove the Advancing Agent in its capacity as advancing agent hereunder as required under Section 17.5(d) and the Backup Advancing Agent shall be required to make such Interest Advance no later than 11:00 a.m. (New York time) on the Payment Date, subject to a determination of recoverability by the Backup Advancing Agent as described in Section 10.7(b). If the Backup Advancing Agent fails to make any required Interest Advance by 12:00 p.m. on the Payment Date, then the Backup Advancing Agent shall notify the Trustee, via email at cmbstrustee@wilmingtontrust.com no later than 12:00 p.m. on the Payment Date and shall furnish to the Trustee any information requested by the Trustee to determine recoverability of such Interest Advance. The Trustee shall, based on its determination of recoverability, make such Interest Advance no later than 3:00 p.m. on the Payment Date. The Trustee shall be entitled to conclusively rely on any notice given by the Advancing Agent or Backup Advancing Agent with respect to a Nonrecoverable Interest Advance hereunder. Based upon available information at the time, the Backup Advancing Agent or the Advancing Agent or the Collateral Manager, as applicable, will provide fifteen (15) days prior notice to the Rating Agencies if recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall on the next Payment Date. No later than the close of business on the Determination Date related to a Payment Date on which the recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall, the Special Servicer will provide the Rating Agencies notice of such recovery.

(b)           Notwithstanding anything herein to the contrary, none of the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, shall be required to make any Interest Advance unless such Person determines, in its sole discretion, exercised in good faith that such Interest Advance, or such proposed Interest Advance, plus interest expected to accrue thereon at the Reimbursement Rate, will not be a Nonrecoverable Interest Advance. In determining whether any proposed Interest Advance will be, or whether any Interest Advance previously made is, a Nonrecoverable Interest Advance, the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, will take into account:

(i)            amounts that may be realized on each Mortgaged Property in its “as is” or then-current condition and occupancy;

(ii)           the potential length of time before such Interest Advance may be reimbursed and the resulting degree of uncertainty with respect to such reimbursement; and

(iii)          the possibility and effects of future adverse changes with respect to the Mortgaged Properties, and

(iv)          the fact that Interest Advances are intended to provide liquidity only and not credit support to the Holders of the Class A Loans or any Class of Investment Grade Notes.

For purposes of any such determination of whether an Interest Advance constitutes or would constitute a Nonrecoverable Interest Advance, an Interest Advance will be deemed to be nonrecoverable if the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, determines that future Interest Proceeds and Principal Proceeds may be ultimately insufficient to fully reimburse such Interest Advance, plus interest thereon at the Reimbursement Rate within a reasonable period of time. The Backup Advancing Agent and the Trustee will be entitled to conclusively rely on any affirmative determination by the Advancing Agent that an Interest Advance would have been a Nonrecoverable Interest Advance. Absent bad faith, the determination by the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, as to the nonrecoverability of any Interest Advance shall be conclusive and binding on the Holders of the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes.

(c)           Each of the Advancing Agent, the Backup Advancing Agent and the Trustee may recover any previously unreimbursed Interest Advance made by it (including any Nonrecoverable Interest Advance), together with interest thereon, first, from Interest Proceeds and second (to the extent that there are insufficient Interest Proceeds for such reimbursement), from Principal Proceeds to the extent that such reimbursement would not trigger an additional Interest Shortfall; provided that if at any time an Interest Advance is determined to be a Nonrecoverable Interest Advance, the Advancing Agent, the Backup Advancing Agent or the Trustee shall be entitled to recover all outstanding Interest Advances from the Collection Account pursuant to the Servicing Agreement on any Business Day during any Interest Accrual Period prior to the related Determination Date. The Advancing Agent or Backup Advancing Agent, as the case may be, shall be permitted (but not obligated) to defer or otherwise structure the timing of recoveries of Nonrecoverable Interest Advances in such manner as the Advancing Agent or Backup Advancing Agent, as the case may be, determines is in the best interest of the Holders of the Class A Loans and the Notes, as a collective whole, which may include being reimbursed for Nonrecoverable Interest Advances in installments.

(d)           The Advancing Agent, the Backup Advancing Agent and the Trustee will each be entitled with respect to any Interest Advance made by it (including Nonrecoverable Interest Advances) to interest accrued on the amount of such Interest Advance for so long as it is outstanding at the Reimbursement Rate.

(e)           The obligations of the Advancing Agent , the Backup Advancing Agent and the Trustee to make Interest Advances in respect of the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes will continue through the Stated Maturity Date, unless the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes are previously redeemed or repaid in full.

(f)            In no event will the Advancing Agent, in its capacity as such hereunder, or the Note Administrator, in its capacity as Backup Advancing Agent hereunder, be required to advance any amounts in respect of (i) interest on any Class other than the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes or (ii) principal of any Class A Loan or Note.

(g)            In consideration of the performance of its obligations hereunder, the Advancing Agent shall be entitled to receive, at the times set forth herein and subject to the Priority of Payments, to the extent funds are available therefor, the Advancing Agent Fee. For so long as LCMT (or any of its Affiliates) (i) is the Advancing Agent and (ii) LMF Holder (or any of its Affiliates) owns all of the Class G Notes, LCMT hereby agrees, on behalf of itself and the other Affiliates of such REIT, to waive its rights to receive the Advancing Agent Fee and any Reimbursement Interest. If the Advancing Agent fails to make an Interest Advance required by this Indenture with respect to a Payment Date, the Advancing Agent shall be in default of its obligations under this Indenture and the Note Administrator shall terminate the Advancing Agent in its capacity as Advancing Agent under the terms of this Indenture and the Servicing Agreement and use commercially reasonable efforts for up to 90 days following such termination to replace the Advancing Agent with a successor advancing agent that satisfies the requirements set forth in this Indenture. If the Advancing Agent is terminated for failing to make an Interest Advance hereunder (as provided in Section 17.5(d)) (or for failing to make a Servicing Advance under the Servicing Agreement) that the Advancing Agent did not determine to be nonrecoverable, the Backup Advancing Agent, the Trustee or any applicable subsequent successor advancing agent will be entitled to receive the Advancing Agent Fee (plus Reimbursement Interest on any Interest Advance made by the Backup Advancing Agent or the Trustee (in each case solely with respect to Interest Advances) or made by any applicable subsequent successor advancing agent with respect to Servicing Advances or Interest Advances) and shall make Interest Advances until a successor advancing agent is appointed.

(h)           The determination by the Advancing Agent, the Backup Advancing Agent or the Trustee (in its capacity as successor Advancing Agent), as applicable, (i) that it has made a Nonrecoverable Interest Advance (together with Reimbursement Interest thereon) or (ii) that any proposed Interest Advance, if made, would constitute a Nonrecoverable Interest Advance, shall be evidenced by an Officer’s Certificate delivered promptly to the Trustee, the Note Administrator, the Issuer and the Rating Agencies, setting forth the basis for such determination; provided that failure to give such notice, or any defect therein, shall not impair or affect the validity of, or the Advancing Agent, the Backup Advancing Agent or the Trustee, entitlement to reimbursement with respect to, any Interest Advance.

(i)            With respect to any Interest Advance made by the Trustee, the Trustee shall succeed to all of the Backup Advancing Agent’s rights, protections and immunities hereunder, including, without limitation, the Backup Advancing Agent’s rights of reimbursement and interest on each Interest Advance at the reimbursement rate, the Advancing Agent Fee and the right to determine that a proposed Interest Advance is a Nonrecoverable Interest Advance. Without limiting the generality of the foregoing, all references to “Backup Advancing Agent” in Section 11.1 relating to reimbursing the Backup Advancing Agent for any Interest Advance or interest thereon shall include the “Trustee” so the Note Administrator shall be entitled to withdraw from the Payment Account any amounts available to pay the Trustee, reimburse the Trustee for such Interest Advances and other items and use such amounts instead to reimburse the Trustee for such Interest Advances; provided that the Trustee shall have priority over the Backup Advancing Agent for such reimbursements.

(j)            The Trustee will remain eligible to act as Backup Advancing Agent for so long as it maintains its eligibility requirements as Trustee under Section 6.8.

Section 10.8    Reports by Parties. The Note Administrator shall supply, in a timely fashion, to the Issuer, the Trustee, the Special Servicer, the Servicer and the Collateral Manager any information regularly maintained by the Note Administrator that the Issuer, the Trustee, the Special Servicer, the Servicer or the Collateral Manager may from time to time request in writing with respect to the Collateral or the Indenture Accounts and provide any other information reasonably available to the Note Administrator by reason of its acting as Note Administrator hereunder and required to be provided by Section 10.9 or to permit the Collateral Manager to perform its obligations under the Collateral Management Agreement. Each of the Issuer, the Servicer, and the Special Servicer shall promptly forward to the Collateral Manager, the Trustee and the Note Administrator any information in their possession or reasonably available to them concerning any of the Collateral that the Trustee or the Note Administrator reasonably may request or that reasonably may be necessary to enable the Note Administrator to prepare any report or to enable the Trustee or the Note Administrator to perform any duty or function on its part to be performed under the terms of this Indenture.

Section 10.9    Reports; Accountings. (a)  Based on the CREFC® Loan Periodic Update File prepared by the Servicer and delivered by the Servicer to the Note Administrator no later than 2:00 p.m. (Eastern Time) on the 3rd Business Day prior to each Payment Date, the Note Administrator shall prepare and make available on its website initially located at https://www.ctslink.com, on each Payment Date to Privileged Persons, a report substantially in the form of Exhibit N hereto (the “Monthly Report”), setting forth the following information:

(i)            the amount of the distribution of principal and interest on such Payment Date to the Class A Lenders and the Noteholders and any reduction of the Aggregate Outstanding Amount of the Class A Loans and the Notes;

(ii)            the aggregate amount of compensation paid to the Note Administrator, the Trustee and servicing compensation paid to the Servicer during the related Due Period;

(iii)           the Aggregate Outstanding Portfolio Balance outstanding immediately before and immediately after the Payment Date;

(iv)          the number, Aggregate Outstanding Portfolio Balance, weighted average remaining term to maturity and weighted average interest rate of the Mortgage Assets as of the end of the related Due Period;

(v)           the number and aggregate principal balance of Mortgage Assets that are (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 days or more and (D) current but Specially Serviced Mortgage Loans or in foreclosure but not an REO Property;

(vi)          the value of any REO Property owned by the Issuer or any Permitted Subsidiary as of the end of the related Due Period, on an individual Mortgage Asset basis, based on the most recent appraisal or valuation;

(vii)         the amount of Interest Proceeds and Principal Proceeds received in the related Due Period;

(viii)        the amount of any Interest Advances made by the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable;

(ix)           the payments due pursuant to the Priority of Payments with respect to each clause thereof;

(x)            the number and related principal balances of any Mortgage Assets that have been (or are related to Mortgage Loans that have been) extended or modified during the related Due Period on an individual Mortgage Asset basis;

(xi)           the amount of any remaining unpaid Interest Shortfalls as of the close of business on the Payment Date;

(xii)          a listing of each Mortgage Asset that was the subject of a principal prepayment during the related collection period and the amount of principal prepayment occurring;

(xiii)         the unpaid principal balance of each Mortgage Asset outstanding as of the close of business on the related Determination Date;

(xiv)        with respect to any Mortgage Asset as to which a liquidation occurred during the related Due Period (other than through a payment in full), (A) the number thereof and (B) the aggregate of all liquidation proceeds which are included in the Payment Account and other amounts received in connection with the liquidation (separately identifying the portion thereof allocable to distributions of the Class A Loans and the Notes);

(xv)         with respect to any REO Property owned by the Issuer or any Permitted Subsidiary thereof, as to which the Special Servicer determined that all payments or recoveries with respect to the related property have been ultimately recovered during the related collection period, (A) the related Mortgage Asset and (B) the aggregate of all liquidation proceeds and other amounts received in connection with that determination (separately identifying the portion thereof allocable to distributions on the Securities);

(xvi)        the amount on deposit in the Reinvestment Account;

(xvii)       the aggregate amount of interest on monthly debt service advances in respect of the Mortgage Assets paid to the Advancing Agent, the Backup Advancing Agent or the Trustee since the prior Payment Date;

(xviii)      a listing of each modification, extension or waiver made with respect to each Mortgage Asset;

(xix)         an itemized listing of any Special Servicing Fees received from the Special Servicer or any of its affiliates during the related Due Period;

(xx)          the amount of any distributions to the Class G Notes on the Payment Date;

(xxi)         the Net Outstanding Portfolio Balance; and

(xxii)        the result of (A) each Market Trigger and (B) the Debt Protection Tests for the related Determination Date.

(b)           The Note Administrator will post on the Note Administrator’s Website, any report received from the Servicer or Special Servicer detailing any breach of the representations and warranties with respect to any Mortgage Asset by the Seller or any of its affiliates and the steps taken by the Seller or any of its affiliates to cure such breach; a listing of any breach of the representations and warranties with respect to any Mortgage Asset by the Seller or any of its affiliates and the steps taken by the Seller or any of its affiliates to cure such breach.

(c)            All information made available on the Note Administrator’s Website will be restricted and the Note Administrator will only provide access to such reports to Privileged Persons in accordance with this Indenture. In connection with providing access to its website, the Note Administrator may require registration and the acceptance of a disclaimer.

(d)           Not more than five (5) Business Days after receiving an Issuer Request requesting information regarding an Auction Call Redemption, a Clean-up Call, a Tax Redemption or an Optional Redemption as of a proposed Redemption Date, the Note Administrator shall, subject to its timely receipt of the necessary information to the extent not in its possession, compute the following information and provide such information in a statement delivered to the Collateral Manager:

(i)            the Aggregate Outstanding Amount of the Class A Loans and/or Notes of the Class or Classes to be redeemed as of such Redemption Date;

(ii)            the amount of accrued interest due on such Class A Loans and/or Notes as of the last day of the Due Period immediately preceding such Redemption Date;

(iii)          the Redemption Price;

(iv)          the sum of all amounts due and unpaid under Section 11.1(a) (other than amounts payable on the Class A Loans and/or Notes being redeemed or to the Class A Lenders and/or Noteholders thereof); and

(v)           the amounts in the Collection Account and the Indenture Accounts and available for application to the redemption of such Class A Loans and/or Notes.

(e)            No later than sixty (60) days after the end of each calendar quarter, beginning with the calendar quarter ending on September 30, 2023, the Collateral Manager shall make reasonable efforts to deliver to the Note Administrator a report containing certain updated information about the Mortgage Assets, but only to the extent the Collateral Manager has received the necessary information to compile such report on a timely basis, with such modifications as the Collateral Manager shall deem reasonably necessary, which reports will be posted to the Note Administrator’s website. Such reports shall be delivered by the Issuer via email to (i) the Note Administrator at CCTCREBondAdmin@computershare.com and (ii) the Lead Lender at DPITeam@massmutual.com.

(f)            No later than ten (10) days after the end of each calendar quarter, beginning with the calendar quarter ending on September 30, 2023, the Collateral Manager shall deliver to the Note Administrator an updated, Excel-compatible data tape of Mortgage Assets substantially in the form delivered to the Lead Lender in connection with the Closing Date. Such data tape shall be delivered by the Collateral Manager via email to (i) the Note Administrator at CCTCREBondAdmin@computershare.com and (ii) the Lead Lender at DPITeam@massmutual.com.

(g)           The Note Administrator shall in no event have any liability for the actions or omissions of the Servicer or the Special Servicer, and shall have no liability for any inaccuracy or error in a Monthly Report prepared by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Issuer, the Servicer or the Special Servicer. The Note Administrator shall not be liable for any failure to perform or delay in performing its specified duties hereunder which results from or is caused by a failure or delay on the part of the Servicer, the Special Servicer or other Person in furnishing necessary, timely and accurate information to the Note Administrator. It is expressly understood and agreed that the application and performance by the Note Administrator of its obligation to prepare the Monthly Report shall, with respect to information relating to the Mortgage Assets, be based upon, and in reliance upon, data and information provided to it by the Servicer and the Special Servicer. The Note Administrator shall be permitted to rely upon data and information provided to it by the Servicer and the Special Servicer, and nothing herein shall impose or imply any duty or obligation on the part of the Note Administrator to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any obligor is in default or in compliance with the documents governing the related Mortgage Asset.

Section 10.10  Release of Mortgage Assets; Release of Collateral. (a) If no Event of Default has occurred and is continuing and subject to Article 12 hereof, the Issuer (or the Collateral Manager on its behalf) may direct the Trustee to release a Pledged Mortgage Asset from the lien of this Indenture, by Issuer Order delivered to the Trustee and the Custodian at least (2) Business Days prior to the settlement date for any sale of a Pledged Mortgage Asset, which Issuer Order shall be accompanied by a certification of the Collateral Manager (i) that the Pledged Mortgage Asset has been sold pursuant to and in compliance with Article 12 or (ii) in the case of a redemption pursuant to Section 9.1, that the Pledged Mortgage Asset has been sold in compliance with Section 9.1(g), and, upon receipt of a Request for Release of such Mortgage Asset from the Collateral Manager, the Servicer or the Special Servicer, the Custodian shall deliver any such Pledged Mortgage Asset, if in physical form, duly endorsed to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order, or, if such Pledged Mortgage Asset is represented by a Security Entitlement, cause an appropriate transfer thereof to be made, in each case against receipt of the sales price therefor as set forth in such Issuer Order. If requested, the Custodian may deliver any such Pledged Mortgage Asset in physical form for examination (prior to receipt of the sales proceeds) in accordance with street delivery custom. The Custodian shall (i) deliver any agreements and other documents in its possession relating to such Pledged Mortgage Asset and (ii) the Trustee, if applicable, duly assign each such agreement and other document, in each case, to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order.

(b)           The Issuer (or the Collateral Manager on behalf of the Issuer) may deliver to the Trustee and Custodian at least three (3) Business Days prior to the date set for redemption or payment in full of a Pledged Mortgage Asset, an Issuer Order certifying that such Pledged Mortgage Asset is being paid in full. Thereafter, the Collateral Manager, the Servicer or the Special Servicer, by delivery of a Request for Release, may direct the Custodian to deliver such Pledged Mortgage Asset and the related Mortgage Asset File therefor on or before the date set for redemption or payment, to the Collateral Manager, the Servicer or the Special Servicer for redemption against receipt of the applicable redemption price or payment in full thereof.

(c)            With respect to any Mortgage Asset subject to a workout or restructuring, the Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order delivered to the Trustee and Custodian at least two (2) Business Days prior to the date set for an exchange, tender or sale, certify that a Mortgage Asset is subject to a workout or restructuring and setting forth in reasonable detail the procedure for response thereto. Thereafter, the Collateral Manager, the Servicer or the Special Servicer may, in accordance with the terms of, and subject to any required consent and consultation obligations set forth in the Servicing Agreement, direct the Custodian, by delivery to the Custodian of a Request for Release, to deliver any Collateral to the Collateral Manager, the Servicer or the Special Servicer in accordance with such Request for Release.

(d)            The Special Servicer shall remit to the Servicer for deposit into the Collection Account any proceeds received by it from the disposition of a Pledged Mortgage Asset and treat such proceeds as Principal Proceeds, for remittance by the Servicer to the Note Administrator on the first Remittance Date occurring thereafter. None of the Trustee, the Note Administrator or the Securities Intermediary shall be responsible for any loss resulting from delivery or transfer of any such proceeds prior to receipt of payment in accordance herewith.

(e)            The Trustee shall, upon receipt of an Issuer Order declaring that there are no Class A Loans or Notes Outstanding and all obligations of the Issuer hereunder have been satisfied, release the Collateral from the lien of this Indenture.

(f)            Upon receiving actual notice of any offer or any request for a waiver, consent, amendment or other modification with respect to any Mortgage Asset, or in the event any action is required to be taken in respect to an Asset Document, the Special Servicer on behalf of the Issuer will promptly notify the Collateral Manager and the Servicer of such request, and the Special Servicer shall grant any waiver or consent, and enter into any amendment or other modification pursuant to the Servicing Agreement in accordance with the Servicing Standard (except that Administrative Modifications and Criteria-Based Modifications will not be subject to the Servicing Standard). In the case of any modification or amendment that results in the release of the related Mortgage Asset, notwithstanding anything to the contrary in Section 5.5(a), the Custodian, upon receipt of a Request for Release, shall release the related Mortgage Asset File upon the written instruction of the Servicer or the Special Servicer, as applicable.

Section 10.11  Reports by Independent Accountants.

(a)            On or about the Closing Date, the Issuer shall appoint a firm of Independent certified public accountants of recognized national reputation for purposes of preparing and delivering the reports or certificates of such accountants required by this Indenture. The Collateral Manager, on behalf of the Issuer, shall have the right to remove such firm or any successor firm. Upon any resignation by or removal of such firm, the Collateral Manager, on behalf of the Issuer, shall promptly appoint, by Issuer Order delivered to the Trustee, a successor thereto that shall also be a firm of Independent certified public accountants of recognized national reputation.

Section 10.12  Information Available Electronically. (a)  The Note Administrator shall make available to any Privileged Person the following items (in each case, as applicable, to the extent received by it) by means of the Note Administrator’s Website the following items (to the extent such items were prepared by or delivered to the Note Administrator in electronic format):

(i)            the following documents, which will initially be available under a category or heading designated “deal documents”:

(1)       [reserved];

(2)       the Servicing Agreement and any schedules, exhibits and supplements thereto;

(3)       this Indenture, and any schedules, exhibits and supplements thereto;

(4)       the CREFC® Loan Setup file;

(ii)            the following documents will initially be available under a tab or heading designated “periodic reports”:

(1)        the Monthly Reports prepared by the Note Administrator pursuant to Section 10.9(a); and

(2)        certain information and reports specified in the Servicing Agreement (including the collection of reports specified by CRE Finance Council or any successor organization reasonably acceptable to the Note Administrator and the Servicer) known as the “CREFC® Investor Reporting Package” relating to the Mortgage Assets to the extent that the Note Administrator receives such information and reports from the Servicer from time to time;

(iii)          the following documents, which will initially be available under a tab or heading designated “additional documents”:

(1)       inspection reports delivered to the Note Administrator under the terms of the Servicing Agreement;

(2)       appraisals delivered to the Note Administrator under the terms of the Servicing Agreement; and

(3)       upon direction of the Issuer, any reports or such other information that, from time to time, the Issuer or the Special Servicer provides to the Note Administrator to be made available on the Note Administrator’s Website; and

(4)        the quarterly data tape containing certain updated information about the Mortgage Assets prepared and delivered by the Collateral Manager pursuant to Section 10.9(f);

(iv)          the following documents, which will initially be available under a tab or heading designated “special notices”:

(1)       notice of final payment on the Class A Loans and/or Notes delivered to the Note Administrator pursuant to Section 2.7(e);

(2)       notice of termination of the Servicer or the Special Servicer;

(3)       notice of a Servicer Termination Event (with respect to the Servicer or the Special Servicer, as applicable), each as defined in the Servicing Agreement and delivered to the Note Administrator under the terms of the Servicing Agreement;

(4)        notice of the resignation of any party to the Indenture and notice of the acceptance of appointment of a replacement for any such party, to the extent such notice is prepared or received by the Note Administrator;

(5)       officer’s certificates supporting the determination that any Interest Advance was (or, if made, would be) a Nonrecoverable Interest Advance delivered to the Note Administrator pursuant to Section 10.7(b);

(6)       any direction received by the Note Administrator from the Collateral Manager for the termination of the Special Servicer during any period when such Person is entitled to make such a direction, and any direction of a Majority of the Class A Loans and the Notes to terminate the Special Servicer;

(7)       any direction received by the Note Administrator from a Majority of the Controlling Class or a Supermajority of the Class A Loans and the Notes for the termination of the Note Administrator or the Trustee pursuant to Section 6.9(c);

(8)       any notices from the Collateral Manager with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment or any supplemental indenture implementing Benchmark Replacement Conforming Changes;

(9)        any notice or documents provided to the Note Administrator by the Collateral Manager or the Servicer directing the Note Administrator to post to the “special notices” tab; and

(10)     any notice of a proposed supplement, amendment or modification to this Indenture.

(v)           [reserved];

(vi)          The following notices provided by LMF Holder or the Collateral Manager to the Note Administrator, if any, which will initially be available under a tab or heading designated “risk retention special notices”:

(1)       any changes to the fair values provided to purchasers of the Class A Loans and the Notes between the date of pricing the Class A Loans and the Notes and the Closing Date;

(2)       any material differences between the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values prior to the pricing of the Class A Loans and the Notes and the Closing Date;

(3)       any noncompliance by the Securitization Sponsor with the U.S. Credit Risk Retention Rules;

the Note Administrator shall, in addition to posting the applicable notices on the “risk retention special notices” tab, provide email notifications to any Privileged Person (other than market data providers) that has registered to receive access to the Note Administrator’s website that a notice has been posted to the “risk retention special notices” tab;

(vii)         the “Investor Q&A Forum” pursuant to Section 10.13; and

(viii)        solely to Noteholders, the “Investor Registry” pursuant to Section 10.13.

(b)           Privileged Persons who execute Exhibit O-2 shall only be entitled to access the Monthly Report, and shall not have access to any other information on the Note Administrator’s Website.

(c)            The Note Administrator’s Website shall initially be located at https://www.ctslink.com. The foregoing information shall be made available by the Note Administrator on the Note Administrator’s Website promptly following receipt. The Note Administrator may change the titles of the tabs and headings on portions of its website, and may re-arrange the files as it deems proper. The Note Administrator shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any such information is delivered or posted in error, the Note Administrator may remove it from the Note Administrator’s Website. The Note Administrator has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the Note Administrator’s Website to the extent such information was not produced by the Note Administrator. In connection with providing access to the Note Administrator’s Website, the Note Administrator may require registration and the acceptance of a disclaimer. The Note Administrator shall not be liable for the dissemination of information in accordance with the terms of this Indenture, makes no representations or warranties as to the accuracy or completeness of such information being made available, and assumes no responsibility for such information. Assistance in using the Note Administrator’s Website can be obtained by calling (866) 846-4526 or via email at ctslink.customerservice@computershare.com.

Section 10.13      Investor Q&A Forum; Investor Registry. (a)  The Note Administrator shall make the “Investor Q&A Forum” available to Privileged Persons and prospective purchasers of Notes by means of the Note Administrator’s Website, where Noteholders (including beneficial owners of Notes) may (i) submit inquiries to the Note Administrator relating to the Monthly Reports, and submit inquiries to the Collateral Manager, the Servicer or the Special Servicer (each, a “Q&A Respondent”) relating to any servicing reports prepared by that party, the Mortgage Assets, or the properties related thereto (each, an “Inquiry” and collectively, “Inquiries”), and (ii) view Inquiries that have been previously submitted and answered, together with the answers thereto. Upon receipt of an Inquiry for a Q&A Respondent, the Note Administrator shall forward the Inquiry to the applicable Q&A Respondent, in each case via email within a commercially reasonable period of time following receipt thereof. Following receipt of an Inquiry, the Note Administrator and the applicable Q&A Respondent, unless such party determines not to answer such Inquiry as provided below, shall reply to the Inquiry, which reply of the applicable Q&A Respondent shall be by email to the Note Administrator. The Note Administrator shall post (within a commercially reasonable period of time following preparation or receipt of such answer, as the case may be) such Inquiry and the related answer to the Note Administrator’s Website. If the Note Administrator or the applicable Q&A Respondent determines, in its respective sole discretion, that (i) any Inquiry is not of a type described above, (ii) answering any Inquiry would not be in the best interests of the Issuer, the Class A Lenders and/or the Noteholders, (iii) answering any Inquiry would be in violation of applicable law, the Asset Documents, this Indenture or the Servicing Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Note Administrator, the Servicer or the Special Servicer, as applicable or (v) answering any such inquiry would reasonably be expected to result in the waiver of an attorney client privilege or the disclosure of attorney work product, or is otherwise not advisable to answer, it shall not be required to answer such Inquiry and shall promptly notify the Note Administrator of such determination. The Note Administrator shall notify the Person who submitted such Inquiry in the event that the Inquiry shall not be answered in accordance with the terms of this Indenture. Any notice by the Note Administrator to the Person who submitted an Inquiry that shall not be answered shall include the following statement: “Because the Indenture and the Servicing Agreement provides that the Note Administrator, Servicer and Special Servicer shall not answer an Inquiry if it determines, in its respective sole discretion, that (i) any Inquiry is beyond the scope of the topics described in the Indenture, (ii) answering any Inquiry would not be in the best interests of the Issuer, the Class A Lenders and/or the Noteholders, (iii) answering any Inquiry would be in violation of applicable law or the Asset Documents, this Indenture or the Servicing Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Note Administrator, the Trustee, the Servicer or the Special Servicer, as applicable, or (v) answering any such inquiry would reasonably be expected to result in the waiver of an attorney client privilege or the disclosure of attorney work product, or is otherwise not advisable to answer, no inference shall be drawn from the fact that the Note Administrator, the Trustee, the Servicer or the Special Servicer has declined to answer the Inquiry.” Answers posted on the Investor Q&A Forum shall be attributable only to the respondent, and shall not be deemed to be answers from any of the Issuer, the Collateral Manager or any of their respective Affiliates. None of the Issuer, the Seller, the Collateral Manager, the Advancing Agent, the Future Funding Holders, LMF Holder, the Servicer, the Special Servicer, the Note Administrator or the Trustee, or any of their respective Affiliates shall certify to any of the information posted in the Investor Q&A Forum and no such party shall have any responsibility or liability for the content of any such information. The Note Administrator shall not be required to post to the Note Administrator’s Website any Inquiry or answer thereto that the Note Administrator determines, in its sole discretion, is administrative or ministerial in nature. The Investor Q&A Forum shall not reflect questions, answers and other communications that are not submitted via the Note Administrator’s Website. Additionally, the Note Administrator may require acceptance of a waiver and disclaimer for access to the Investor Q&A Forum.

(b)            The Note Administrator shall make available to any Noteholder and any beneficial owner of a Note, the Investor Registry. The “Investor Registry” shall be a voluntary service available on the Note Administrator’s Website, where Noteholders and beneficial owners of Notes can register and thereafter obtain information with respect to any other Noteholder or beneficial owner that has so registered. Any Person registering to use the Investor Registry shall be required to certify that (i) it is a Noteholder or a beneficial owner of a Note and (ii) it grants authorization to the Note Administrator to make its name and contact information available on the Investor Registry for at least 45 days from the date of such certification to other registered Noteholders and registered beneficial owners or Notes. Such Person shall then be asked to enter certain mandatory fields such as the individual’s name, the company name and email address, as well as certain optional fields such as address, and phone number. If any Noteholder or beneficial owner of a Note notifies the Note Administrator that it wishes to be removed from the Investor Registry (which notice may not be within forty-five (45) days of its registration), the Note Administrator shall promptly remove it from the Investor Registry. The Note Administrator shall not be responsible for verifying or validating any information submitted on the Investor Registry, or for monitoring or otherwise maintaining the accuracy of any information thereon. The Note Administrator may require acceptance of a waiver and disclaimer for access to the Investor Registry.

(c)            Certain information concerning the Collateral, the Class A Loans and the Notes, including the Monthly Reports, CREFC® Reports, supplemental notices, and upon request, any notices posted to the Note Administrator’s Website pursuant to Section 10.12(a)(iv)(8), shall be provided by the Note Administrator to certain market data providers upon receipt by the Note Administrator from such persons of a certification in the form of Exhibit P hereto, which certification may be submitted electronically via the Note Administrator’s Website. The Issuer hereby authorizes the provision of such information to [REDACTED], Bloomberg, L.P. and Intex Solutions, Inc.

(d)            The 17g-5 Information Provider will make the “Rating Agency Q&A Forum and Servicer Document Request Tool” available to NRSROs via the 17g-5 Information Providers Website, where NRSROs may (i) submit inquiries to the Note Administrator relating to the Monthly Report, (ii) submit inquiries to the Servicer, the Special Servicer or the Collateral Manager relating to servicing reports, or the Collateral, except to the extent already obtained, (iii) submit requests for loan-level reports and information, and (iv) view previously submitted inquiries and related answers or reports, as the case may be. The Trustee, the Note Administrator, the Servicer, the Special Servicer or the Collateral Manager, as applicable, shall answer each inquiry, unless it determines that (a) answering the inquiry would be in violation of applicable law, the Servicing Standard, the Indenture, the Servicing Agreement or the applicable loan documents, (b) answering the inquiry would or is reasonably expected to result in a waiver of an attorney-client privilege or the disclosure of attorney work product, or (c) answering the inquiry would materially increase the duties of, or result in significant additional cost or expense to, such party, and the performance of such additional duty or the payment of such additional cost or expense is beyond the scope of its duties under the Indenture or the Servicing Agreement, as applicable. In the event that any of the Trustee, the Note Administrator, the Servicer, the Special Servicer or the Collateral Manager declines to answer an inquiry, it shall promptly email the 17g-5 Information Provider with the basis of such declination. The 17g-5 Information Provider shall post the inquiries and the related answers (or reports, as applicable) on the Rating Agency Q&A Forum and Servicer Document Request Tool promptly upon receipt, or in the event that an inquiry is unanswered, the inquiry and the basis for which it was unanswered. The Rating Agency Q&A Forum and Servicer Document Request Tool may not reflect questions, answers, or other communications which are not submitted through the 17g-5 Website. Answers and information posted on the Rating Agency Q&A Forum and Servicer Document Request Tool will be attributable only to the respondent, and will not be deemed to be answers from any other Person. No such other Person will have any responsibility or liability for, and will not be deemed to have knowledge of, the content of any such information.

Section 10.14   Certain Procedures. (a)  For so long as the Notes may be transferred only in accordance with Rule 144A, the Issuer will ensure that any Bloomberg screen containing information about the Rule 144A Global Notes includes the following (or similar) language:

(i)            the “Note Box” on the bottom of the “Security Display” page describing the Rule 144A Global Notes will state: “Iss’d Under 144A/3c7”;

(ii)            the “Security Display” page will have the flashing red indicator “See Other Available Information”; and

(iii)           the indicator will link to the “Additional Security Information” page, which will state that the Notes are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 3(c)(7) under the Investment Company Act of 1940).

(b)           For so long as the Rule 144A Global Securities are registered in the name of DTC or its nominee, the Issuer will instruct DTC to take these or similar steps with respect to the Rule 144A Global Securities:

(i)            the DTC 20-character security descriptor and 48-character additional descriptor will indicate with marker “3c7” that sales are limited to (i) QIBs and (ii) Qualified Purchasers;

(ii)            where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, it will have the 20-character security descriptor printed on it, and where the DTC deliver order ticket is electronic, it will have a “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restriction; and

(iii)          DTC will send an “Important Notice” outlining the 3(c)(7) restrictions applicable to the Rule 144A Global Securities to all DTC participants in connection with the initial sale of the applicable Notes by the Issuer.

ARTICLE XI

APPLICATION OF FUNDS

Section 11.1    Disbursements of Amounts from Payment Account. (a)  Notwithstanding any other provision in this Indenture, but subject to the other subsections of this Section 11.1 hereof, on each Payment Date, the Note Administrator shall disburse amounts transferred to the Payment Account in accordance with the following priorities (the “Priority of Payments”):

(i)            Interest Proceeds. On each Payment Date that is not a Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, Interest Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

(1)       to the payment of taxes of the Issuer owing to a taxing authority, but for the avoidance of doubt, not including any (x) income (or similar) taxes, (y) imputed underpayment assessed under Section 6225 of the Code or (z) liability under Section 1446 of the Code, in each case, any similar provision of state, local or non-U.S. law, or any penalties or interest assessed in connection with such amount and filing fees (including any registered office and government fees) owed by the Issuer, if any;

(2)       (a) first, to the extent not previously reimbursed, to the Trustee, the Backup Advancing Agent and the Advancing Agent, in that order, the aggregate amount of any Nonrecoverable Interest Advances due and payable to such party; (b) second, to the Advancing Agent (or to the Backup Advancing Agent or the Trustee, as applicable), the Advancing Agent Fee and any previously due but unpaid Advancing Agent Fee (with respect to amounts owed to the Advancing Agent, unless waived by the Advancing Agent) (provided that the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, has not failed to make any Interest Advance required to be made in respect of any Payment Date pursuant to this Indenture); and (c) third, to the Trustee, the Backup Advancing Agent and the Advancing Agent, in that order and to the extent due and payable to such party, Reimbursement Interest and reimbursement of any outstanding Interest Advances not to exceed, in each case, the amount that would result in an Interest Shortfall with respect to such Payment Date;

(3)       (a) first, to the payment to the Note Administrator, the Loan Agent and the Trustee of the accrued and unpaid fees in respect of their services equal to, in the aggregate, $7,350 per month, and to the Note Administrator, the Additional Note Administrator Compensation, (b) second, to the payment of other accrued and unpaid Company Administrative Expenses of the Note Administrator, the Trustee, the Custodian, the Loan Agent and the Paying Agent, the aggregate of all such amounts reimbursed in this clause (b) not to exceed $250,000 per Expense Year and (c) third, to the payment of any other accrued and unpaid Company Administrative Expenses, the aggregate of all such amounts in this clause (c) per Expense Year not to exceed the greater of (i) 0.10% per annum of the Aggregate Outstanding Portfolio Balance and (ii) $125,000 per annum;

(4)       to the payment of the Collateral Manager Fee and any previously due but unpaid Collateral Manager Fee (if not waived by the Collateral Manager);

(5)       to the payment of the Class A Interest Distribution Amount, plus, any Class A Defaulted Interest Amount;

(6)       if a Market Trigger has occurred and is continuing as of the Determination Date related to such Payment Date, then, to the extent such Market Trigger would not be cured by the application of Principal Proceeds pursuant to Section 11.1(a)(ii), 100% of remaining Interest Proceeds to the payment of principal on the Class A Loans until the Market Trigger has been cured or, if sooner, until the Class A Loans have been paid in full;

(7)       to the payment of the Class B Interest Distribution Amount, plus, any Class B Defaulted Interest Amount;

(8)       to the payment of the Class C Interest Distribution Amount, plus, any Class C Defaulted Interest Amount;

(9)       to the payment of the Class D Interest Distribution Amount, plus, any Class D Defaulted Interest Amount;

(10)     if either of the Debt Protection Tests is not satisfied as of the Determination Date relating to such Payment Date, to the payment of, (i) first, principal on the Class A Loans, (ii) second, principal on the Class B Notes, (iii) third, principal on the Class C Notes and (iv) fourth, principal on the Class D Notes, in each case to the extent necessary to cause each of the Debt Protection Tests to be satisfied or, if sooner, until the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes have been paid in full;

(11)     to the payment of the Class E Interest Distribution Amount, plus, if no Class A Loans, Class B Notes, Class C Notes or Class D Notes are outstanding, any Class E Defaulted Interest Amount;

(12)     to the payment of any Class E Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class E Notes);

(13)     to the payment of the Class F Interest Distribution Amount, plus, if no Class A Loans, Class B Notes, Class C Notes, Class D Notes or Class E Notes are outstanding, any Class F Defaulted Interest Amount;

(14)     to the payment of any Class F Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class F Notes);

(15)     to the payment of any Company Administrative Expenses not paid pursuant to clause (3) above in the order specified therein;

(16)     any remaining Interest Proceeds to be paid to the Holders of the Class G Notes.

(ii)            Principal Proceeds. On each Payment Date that is not a Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, Principal Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

(1)        to the payment of the amounts referred to in clauses (1) through (5) of the Priority of Payments—Application of Interest Proceeds in the same order of priority specified therein, without giving effect to any limitations on amounts payable set forth therein, but only to the extent not paid in full thereunder;

(2)        if a Market Trigger has occurred and is continuing as of the Determination Date related to such Payment Date, to the payment of principal on the Class A Loans until the Market Trigger has been cured or, if sooner, until the Class A Loans have been paid in full;

(3)       during the Reinvestment Period, so long as the Issuer is permitted to purchase Reinvestment Mortgage Assets under Section 12.2, at the direction of the Collateral Manager, the amount (which amount may, for the avoidance of doubt, be comprised of Principal Proceeds described in clause (3) of the definition thereof) designated by the Collateral Manager during the related Interest Accrual Period to be deposited into the Reinvestment Account to be held for reinvestment in Reinvestment Mortgage Assets or, pursuant to written direction of the Collateral Manager (on behalf of the Issuer) to be applied to pay the purchase price of Reinvestment Mortgage Assets (it being understood that the Collateral Manager will be deemed to have directed the reinvestment of all Principal Proceeds until such time as it has provided the Note Administrator with a notice to the contrary);

(4)       to the payment of principal of the Class A Loans until the Class A Loans have been paid in full;

(5)       to the payment of the Class B Interest Distribution Amount, plus, any Class B Defaulted Interest Amount, to the extent not paid pursuant to clause (7) of Section 11.1(a)(i);

(6)       to the payment of principal of the Class B Notes until the Class B Notes have been paid in full;

(7)       to the payment of the Class C Interest Distribution Amount, plus, any Class C Defaulted Interest Amount, to the extent not paid pursuant to clause (8) of Section 11.1(a)(i);

(8)       to the payment of principal of the Class C Notes until the Class C Notes have been paid in full;

(9)       to the payment of the Class D Interest Distribution Amount, plus, any Class D Defaulted Interest Amount, to the extent not paid pursuant to clause (9) of Section 11.1(a)(i);

(10)     to the payment of principal of the Class D Notes until the Class D Notes have been paid in full;

(11)     to the payment of the Class E Interest Distribution Amount, plus, any Class E Defaulted Interest Amount, to the extent not paid pursuant to clause (11) of Section 11.1(a)(i);

(12)     to the payment of principal of the Class E Notes (including any Class E Deferred Interest) until the Class E Notes have been paid in full;

(13)     to the payment of the Class F Interest Distribution Amount, plus, any Class F Defaulted Interest Amount, to the extent not paid pursuant to clause (13) of Section 11.1(a)(i);

(14)     to the payment of principal of the Class F Notes (including any Class F Deferred Interest) until the Class F Notes have been paid in full; and

(15)     any remaining Principal Proceeds to be paid to the Holders of the Class G Notes.

(iii)          Redemption Dates and Payment Dates During Events of Default. On any Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Class A Loans or the Notes due to the occurrence and continuation of an Event of Default, Interest Proceeds and Principal Proceeds with respect to the related Due Period will be distributed in the following order of priority:

(1)       to the payment of the amounts referred to in clauses (1) through (4) of Section 11.1(a)(i) in the same order of priority specified therein, but without giving effect to any limitations on amounts payable set forth therein;

(2)       to the payment of any out-of-pocket fees and expenses of the Issuer, the Note Administrator, the Custodian and the Trustee (including legal fees and expenses) incurred in connection with an acceleration of the Class A Loans and the Notes following an Event of Default, including in connection with sale and liquidation of any of the Collateral in connection therewith, to the extent not previously paid or withheld;

(3)       to the payment of the Class A Interest Distribution Amount, plus, any Class A Defaulted Interest Amount;

(4)       to the payment in full of principal of the Class A Loans;

(5)       to the payment of the Class B Interest Distribution Amount, plus, any Class B Defaulted Interest Amount;

(6)       to the payment in full of principal of the Class B Notes;

(7)       to the payment of the Class C Interest Distribution Amount, plus, any Class C Defaulted Interest Amount;

(8)       to the payment in full of principal of the Class C Notes;

(9)       to the payment of the Class D Interest Distribution Amount, plus, any Class D Defaulted Interest Amount;

(10)     to the payment in full of principal of the Class D Notes;

(11)     to the payment of the Class E Interest Distribution Amount, plus, any Class E Defaulted Interest Amount;

(12)     to the payment in full of principal of the Class E Notes (including any Class E Deferred Interest);

(13)     to the payment of the Class F Interest Distribution Amount, plus, any Class F Defaulted Interest Amount;

(14)     to the payment in full of principal of the Class F Notes (including any Class F Deferred Interest); and

(15)     any remaining Interest Proceeds and Principal Proceeds to be paid to the Holders of the Class G Notes.

(b)           On or before the Business Day prior to each Payment Date, the Issuer shall, pursuant to Section 10.3, remit or cause to be remitted to the Note Administrator for deposit in the Payment Account an amount of Cash sufficient to pay the amounts described in Section 11.1(a) required to be paid on such Payment Date.

(c)            All payments on the Class A Loans shall be deposited into the Class A Loan Payment Account by the Note Administrator for distribution by the Loan Agent to the Class A Lenders in accordance with the Credit Agreement.

(d)            If on any Payment Date the amount available in the Payment Account from amounts received in the related Due Period are insufficient to make the full amount of the disbursements required by any clause of Section 11.1(a)(i), Section 11.1(a)(ii) or Section 11.1(a)(iii), such payments will be made to the Class A Lenders and/or Noteholders of each applicable Class, as to each such clause, ratably in accordance with the respective amounts of such disbursements then due and payable to the extent funds are available therefor.

(e)            In connection with any required payment by the Issuer to the Servicer or the Special Servicer pursuant to the Servicing Agreement of any amount scheduled to be paid from time to time between Payment Dates from amounts received with respect to the Mortgage Assets, the Servicer or the Special Servicer, as applicable, shall be entitled to retain or withdraw such amounts from the Collection Account and the Participated Mortgage Loan Collection Account pursuant to the terms of the Servicing Agreement.

Section 11.2    Securities Accounts. All amounts held by, or deposited with the Securities Intermediary in the Custodial Account and Reinvestment Account pursuant to the provisions of this Indenture shall be invested in Eligible Investments as directed in writing by the Collateral Manager on behalf of the Issuer and credited to the Custodial Account or Reinvestment Account, as the case may be. Absent such direction, funds in the foregoing accounts shall be invested in accordance with clause (vii) of the definition of Eligible Investments. All amounts held by or deposited with the Note Administrator in the Payment Account may be invested pursuant to Section 10.3 hereof. Any amounts not invested in Eligible Investments as herein provided, shall be credited to one or more securities accounts established and maintained pursuant to the Securities Account Control Agreement at the Corporate Trust Office of the Note Administrator, or at another financial institution whose long-term rating is at least equal to “[REDACTED]” by [REDACTED] (or, in each case, such lower rating as the applicable Rating Agency shall approve) and agrees to act as a Securities Intermediary on behalf of the Note Administrator on behalf of the Secured Parties pursuant to an account control agreement in form and substance similar to the Securities Account Control Agreement. The Custodial Account shall be held uninvested.

ARTICLE XII

SALE OF MORTGAGE ASSETS; ACQUISITION OF Reinvestment Mortgage Assets; FUTURE FUNDING AGREEMENT

Section 12.1     Sales of Mortgage Assets. (a)  Except as otherwise expressly permitted or required by this Indenture, the Issuer shall not sell or otherwise dispose of any Mortgage Asset. Mortgage Assets may be sold in the following circumstances:

(i)            in the event that a Mortgage Asset is a Defaulted Mortgage Asset or a Credit Risk Mortgage Asset, the Collateral Manager may, on behalf of the Issuer, direct the Special Servicer to sell such Mortgage Asset or the related Mortgage Loan in accordance with the terms of the Servicing Agreement;

(ii)            in the event the Seller is required to repurchase such Mortgage Asset for the par value thereof plus accrued and unpaid interest thereon as a result of a Material Document Defect or Material Breach of representation or warranty set forth in the related Mortgage Asset Purchase Agreement, the Issuer shall sell such Mortgage Asset to the Seller;

(iii)           in the event of a Clean-up Call, Tax Redemption, Optional Redemption, Auction Call Redemption or Rating Failure Redemption pursuant to Sections 9.1(a), (b), (c), (d) or (e), respectively, the Issuer (or the Collateral Manager on its behalf) shall sell such Mortgage Asset; and

(iv)          in the event that the Majority Class G Noteholder (or its assignee) notifies the Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer that it is exercising its right under Section 12.1(e) to purchase a Defaulted Mortgage Asset or a Credit Risk Mortgage Asset at the Par Purchase Price for such Mortgage Asset, the Issuer shall sell such Mortgage Asset to such Holder.

Promptly after any sale pursuant to this Section 12.1(a), the Collateral Manager shall notify the 17g-5 Information Provider of the Mortgage Asset sold and the sale price and shall provide such other information relating to such sale as may be reasonably requested by the Rating Agencies.

For purposes of this Section 12.1, a loan will be considered a Defaulted Mortgage Loan even if the 90 day period provided in the definition thereof has not expired.

(b)            With respect to any Defaulted Mortgage Asset or Credit Risk Mortgage Asset permitted to be sold pursuant to Section 12.1(a)(i), such Mortgage Asset may be sold by the Special Servicer at the direction of the Collateral Manager on behalf of the Issuer:

(i)             to an entity other than the Collateral Manager, LCMT or an Affiliate, agent or advisor of either or any account managed by the Collateral Manager;

(ii)            to the Collateral Manager, LCMT or an Affiliate, agent or advisor of either or any account managed by the Collateral Manager that is purchasing such Defaulted Mortgaged Asset or Credit Risk Mortgage Asset from the Issuer for a cash purchase price that is (x) with respect to any Defaulted Mortgage Asset, equal to or greater than the Par Purchase Price and (y) with respect to any Credit Risk Mortgage Asset:

(A)          until the Disposition Limitation Threshold has been met, equal to or greater than the Par Purchase Price; and

(B)           after the Disposition Limitation Threshold has been met, following disclosure to, and approval by, the Advisory Committee in accordance with the Collateral Management Agreement, equal to the greater of (A) the Par Purchase Price and (B) the fair market value thereof (any purchase described in this clause (ii), a “Credit Risk/Defaulted Mortgage Asset Cash Purchase”).

In connection with the sale of a Credit Risk Mortgage Asset or a Defaulted Mortgage Asset, the Collateral Manager may cause the Issuer to create one or more junior participation interests in such Defaulted Mortgage Asset or Credit Risk Mortgage Asset and direct the Trustee to sell one or more of such junior participation interests.

The Issuer shall not sell or otherwise dispose of any Mortgage Asset for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.

(c)            If the Collateral Manager directs the sale of a Mortgage Asset acquired in violation of the Eligibility Criteria, the Future Advance Acquisition Criteria or the Acquisition Criteria, the Issuer shall sell such Mortgage Asset to the Collateral Manager, LCMT or an Affiliate, agent or advisor of either or any account managed by the Collateral Manager for a cash purchase price that is equal to the Par Purchase Price.

(d)            A Defaulted Mortgage Asset or Credit Risk Mortgage Asset may be disposed of at any time, following disclosure to, and approval by, the Advisory Committee, by the Collateral Manager directing the Issuer to exchange such Defaulted Mortgage Asset or Credit Risk Mortgage Asset for (1) a substitute Mortgage Loan or Participation owned by the Collateral Manager, LCMT or an Affiliate, agent or advisor of either, or any account managed by the Collateral Manager, that satisfies the Eligibility Criteria or the Future Advance Acquisition Criteria (such Mortgage Asset, an “Exchange Mortgage Asset”) or (2) a combination of an Exchange Mortgage Asset and cash (such exchange for a Defaulted Mortgage Asset, a “Defaulted Mortgage Asset Exchange” and such exchange for a Credit Risk Mortgage Asset, a “Credit Risk Mortgage Asset Exchange”); provided that:

(i)     with respect to any Defaulted Mortgage Asset Exchange, the sum of (1) the Principal Balance of such Exchange Mortgage Asset plus all accrued and unpaid interest thereon plus (2) the cash amount (if any) to be paid to the Issuer by the Collateral Manager, LCMT or an Affiliate, agent or advisor of either, or any account managed by the Collateral Manager, in connection with such exchange, is equal to or greater than the Par Purchase Price of the Defaulted Mortgage Asset sought to be exchanged; and

(ii)    with respect to any Credit Risk Mortgage Asset Exchange:

(1)            until the Disposition Limitation Threshold has been met, the sum of (A) the Principal Balance of such Exchange Mortgage Asset plus all accrued and unpaid interest thereon plus (B) the Cash amount (if any) to be paid to the Issuer by the Collateral Manager, LCMT or an Affiliate, agent or advisor of either or any account managed by the Collateral Manager in connection with such exchange is equal to or greater than the Par Purchase Price of the Credit Risk Mortgage Asset sought to be exchanged; and

(2)            after the Disposition Limitation Threshold has been met, following disclosure to, and approval by, the Advisory Committee in accordance with the Collateral Management Agreement, the sum of (A) the Principal Balance of such Exchange Mortgage Asset plus all accrued and unpaid interest thereon plus (B) the Cash amount (if any) to be paid to the Issuer by the Collateral Manager, LCMT or an Affiliate, agent or advisor of either or any account managed by the Collateral Manager in connection with such exchange is equal to or greater than the greater of (x) the Par Purchase Price of the Credit Risk Mortgage Asset sought to be exchanged and (y) the fair market value of such Credit Risk Mortgage Asset.

(e)            The Majority of the Holders of the Class G Notes shall have the right at any time to purchase (i) any Defaulted Mortgage Asset for a purchase price equal to the Par Purchase Price and (ii) any Credit Risk Mortgage Asset for a purchase price equal to, (x) until the Disposition Limitation Threshold has been met, the Par Purchase Price, and (y) after the Disposition Limitation Threshold has been met, following disclosure to, and approval by, the Advisory Committee, the greater of (1) the Par Purchase Price and (2) the fair market value thereof. In connection with the sale of a Credit Risk Mortgage Asset or a Defaulted Mortgage Asset pursuant to this Section 12.1(e), the Majority Class G Noteholder may also cause the Issuer to create one or more participation interests in such Credit Risk Mortgage Asset or a Defaulted Mortgage Asset and direct the Trustee to sell one or more of such participation interests.

(f)            Notwithstanding anything to the contrary herein, unless the Lead Lender has provided its consent to a lower amount, no sale or exchange of a Mortgage Asset hereunder shall be, in any event, for an amount equal to less than 85% of the greater of the Par Purchase Price and the current fair market value thereof.

(g)            In the event that any Class A Loans or Notes remain Outstanding as of the Payment Date occurring twenty-four (24) months prior to the Stated Maturity Date of the Class A Loans and the Notes, the Collateral Manager shall determine whether the proceeds expected to be received on the Mortgage Assets prior to the Stated Maturity Date of the Class A Loans and the Notes will be sufficient to pay in full the principal amount of (and accrued interest on) the Class A Loans and the Notes on the Stated Maturity Date. If the Collateral Manager determines, in its sole discretion, that such proceeds will not be sufficient to pay the outstanding principal amount of and accrued interest on the Class A Loans and the Notes on the Stated Maturity Date of the Class A Loans and the Notes, the Issuer will, at the direction of the Collateral Manager, be obligated to liquidate the portion of Mortgage Assets sufficient to pay the remaining principal amount of and interest on the Class A Loans and the Notes on or before the Stated Maturity Date. The Mortgage Assets to be liquidated by the Issuer will be selected by the Collateral Manager.

(h)            Notwithstanding anything herein to the contrary, the Issuer shall be permitted to sell to a Permitted Subsidiary any Sensitive Asset for consideration consisting of Equity Interests in such Permitted Subsidiary (or an increase in the value of Equity Interests already owned).

(i)             Under no circumstances shall the Trustee in its individual capacity be required to acquire any Mortgage Assets or any property related thereto.

(j)             Any Mortgage Asset sold pursuant to this Section 12.1 shall be released from the lien of this Indenture.

Section 12.2     Acquisition of Reinvestment Mortgage Assets. (a)  Except as provided in Section 12.3(c), for so long as the Acquisition Criteria are satisfied, during the Reinvestment Period (or within 30 days after the end of the Reinvestment Period, in the case of any Committed Reinvestment Mortgage Asset), amounts (or Eligible Investments) credited to the Reinvestment Account may, but are not required to, be reinvested in Reinvestment Mortgage Assets (which shall be, and hereby are upon acquisition by the Issuer, Granted to the Trustee pursuant to the Granting Clause of this Indenture) that satisfy the Eligibility Criteria or Future Advance Acquisition Criteria, as applicable, as evidenced by an Officer’s Certificate of the Collateral Manager on behalf of the Issuer delivered to the Trustee, delivered as of the date of the commitment to purchase such Reinvestment Mortgage Assets.

(b)            The acquisition by the Issuer of any Reinvestment Mortgage Asset shall be conditioned upon receipt by the Note Administrator and Custodian of a subsequent transfer instrument which shall, as of the date of such transfer, (1) list the purchase price for the related Reinvestment Mortgage Asset, (2) warrant and confirm the satisfaction of the conditions precedent specified in Section 3 of the Mortgage Asset Purchase Agreement and (3) make the representations and warranties made in Section 4 of the Mortgage Asset Purchase Agreement, subject only to such exceptions, if any, as are taken by the Seller with respect to such Reinvestment Mortgage Asset (which are also set forth on such transfer instrument). In connection with any such acquisition, the Custodian shall receive the Mortgage Asset File at least one (1) Business Day prior to the acquisition and shall review such Mortgage Asset File in accordance with Section 3.3(f).

(c)            Notwithstanding the foregoing provisions, (i) Cash on deposit in the Reinvestment Account may be invested in Eligible Investments pending investment in Reinvestment Mortgage Assets and (ii)  if an Event of Default shall have occurred and be continuing, no Reinvestment Mortgage Asset may be acquired unless it was the subject of a commitment entered into by the Issuer no more than 30 days prior to the occurrence of such Event of Default.

(d)            Notwithstanding the foregoing provisions, the holders of the Class G Notes may contribute additional Cash, Eligible Investments and/or Mortgage Assets to the Issuer so long as, in the case of Mortgage Assets, any such Mortgage Assets satisfy the Eligibility Criteria or the Future Advance Acquisition Criteria, as applicable, at the time of such contribution, including, but not limited to, for purposes of effecting any cure rights reserved for the holder of the Participations, pursuant to and in accordance with the terms of the related Participation Agreement. Cash or Eligible Investments contributed to the Issuer by LMF Holder (during the Reinvestment Period) shall be credited to the Reinvestment Account (unless LMF Holder directs otherwise) and may be reinvested by the Issuer in Reinvestment Mortgage Assets so long as no Event of Default has occurred and is continuing.

Section 12.3     Conditions Applicable to all Transactions Involving Sale or Grant. (a)  Any transaction effected after the Closing Date under this Article 12 or Section 10.12 shall be conducted in accordance with the requirements of the Collateral Management Agreement; provided that (1) the Collateral Manager shall not direct the Trustee to acquire any Mortgage Asset for inclusion in the Collateral from the Collateral Manager or any of its Affiliates as principal or to sell any Mortgage Asset from the Collateral to the Collateral Manager or any of its Affiliates as principal unless the transaction is effected in accordance with the Collateral Management Agreement and (2) the Collateral Manager shall not direct the Trustee to acquire any Mortgage Asset for inclusion in the Collateral from any account or portfolio for which the Collateral Manager serves as investment adviser or direct the Trustee to sell any Mortgage Asset to any account or portfolio for which the Collateral Manager serves as investment adviser unless such transactions comply with the Collateral Management Agreement and Section 206(3) of the Advisers Act. The Trustee shall have no responsibility to oversee compliance with this clause by the other parties.

(b)            Upon any Grant pursuant to this Article 12, all of the Issuer’s right, title and interest to the Mortgage Asset or Securities shall be Granted to the Trustee pursuant to this Indenture, such Mortgage Asset or Securities shall be registered in the name of the Issuer, and, if applicable, the Trustee (or the Custodian on its behalf) shall receive such Pledged Mortgage Asset or Securities. The Trustee also shall receive, not later than the date of delivery of any Mortgage Asset delivered after the Closing Date, an Officer’s Certificate of the Collateral Manager certifying that, as of the date of such Grant, such Grant complies with the applicable conditions of and is permitted by this Article 12 (and setting forth, to the extent appropriate, calculations in reasonable detail necessary to determine such compliance).

(c)            Notwithstanding anything contained in this Article 12 to the contrary, the Issuer shall, subject to this Section 12.3(c), have the right to effect any transaction which has been consented to by 100% of the Class A Lenders and the Holders of Notes evidencing 100% of the Aggregate Outstanding Amount of each and every Class of Notes.

Section 12.4     Modifications to Debt Protection Tests. In the event that any Rating Agency modifies the definitions or calculations relating to either of the Debt Protection Tests (each, a “Rating Agency Test Modification”), in any case in order to correspond with published changes in the guidelines, methodology or standards established by such Rating Agency, the Issuer may, but is under no obligation solely as a result of this Section 12.4 to, incorporate corresponding changes into this Indenture by an amendment or supplement hereto without the consent of the Holders of the Class A Loans and the Notes (except as provided below) (but with written notice to the Class A Lenders and the Noteholders) if (x) in the case of a modification of a Debt Protection Test, the Rating Agency Condition is satisfied with respect to each Rating Agency then rating the Class A Loans and any Class of Notes and (y) written notice of such modification is delivered by the Collateral Manager to the Note Administrator, the Trustee and the Holders of the Class A Loans and the Notes (which notice may be included in the next regularly scheduled report to the Class A Lenders and the Noteholders). Any such Rating Agency Test Modification shall be effected without execution of a supplemental indenture; provided, however, that such amendment shall be (i) evidenced by a written instrument executed and delivered by the Issuer and the Collateral Manager and delivered to the Note Administrator and the Trustee, and (ii) accompanied by delivery by the Issuer to the Note Administrator and the Trustee of an Officer’s Certificate of the Issuer (or the Collateral Manager on behalf of the Issuer) certifying that such amendment has been made pursuant to and in compliance with this Section 12.4.

Section 12.5     Future Funding Agreement. (a)  The Note Administrator and the Trustee, on behalf of the Class A Lenders and the Noteholders, are hereby directed by the Issuer to (i) enter into the Future Funding Agreement and the Future Funding Reserve Account Control Agreement, pursuant to which LCMT will agree to pledge certain collateral described therein, and such funds will be available to satisfy the obligations of Lument Structured Finance, LLC to fund future advances under the Participation Agreements and (ii) administer the rights of the Note Administrator and the secured party, as applicable, under the Future Funding Agreement and the Future Funding Reserve Account Control Agreement. In the event an Access Termination Notice (as defined in the Future Funding Agreement) has been sent by the Note Administrator to the related account bank and for so long as such Access Termination Notice is not withdrawn by the Note Administrator, the Note Administrator shall direct the use of funds on deposit in the Future Funding Reserve Account in accordance with written instructions delivered pursuant to the terms of the Future Funding Agreement. Neither the Trustee nor the Note Administrator shall have any obligation to ensure that the Seller is depositing or causing to be deposited all amounts into the Future Funding Reserve Account that are required to be deposited therein pursuant to the Future Funding Agreement.

(b)            The 17g-5 Information Provider shall promptly post to the 17g-5 Website pursuant to Section 14.12(d) of this Indenture, any certification with respect to the Future Funding Holder that is delivered to it in accordance with the Future Funding Agreement.

ARTICLE XIII

HOLDERS’ RELATIONS

Section 13.1     Subordination. (a)  Anything in this Indenture, the Credit Agreement, the Class A Loans or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class A Loans, that the rights of the Holders of the Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes and the Class G Notes shall be subordinate and junior to the Class A Loans to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Class A Loans and the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class A Loans shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class A Loans consent, other than in Cash, before any further payment or distribution is made on account of any other Class of Notes, to the extent and in the manner provided in Section 11.1(a)(iii).

(b)            Anything in this Indenture, the Class A Loans or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class B Notes, that the rights of the Holders of the Class C Notes, Class D Notes, Class E Notes, Class F Notes and the Class G Notes shall be subordinate and junior to the Class B Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Class A Loans and the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class B Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class B Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class C Notes, Class D Notes, Class E Notes, Class F Notes and the Class G Notes to the extent and in the manner provided in Section 11.1(a)(iii).

(c)            Anything in this Indenture, the Class A Loans or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class C Notes, that the rights of the Holders of the Class D Notes, Class E Notes, Class F Notes and the Class G Notes shall be subordinate and junior to the Class C Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Class A Loans and the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class C Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class C Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class D Notes, Class E Notes, Class F Notes and the Class G Notes to the extent and in the manner provided in Section 11.1(a)(iii).

(d)            Anything in this Indenture, the Class A Loans or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class D Notes, that the rights of the Holders of the Class E Notes, Class F Notes and the Class G Notes shall be subordinate and junior to the Class D Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Class A Loans and the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class D Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class D Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class E Notes, Class F Notes and the Class G Notes to the extent and in the manner provided in Section 11.1(a)(iii).

(e)            Anything in this Indenture, the Class A Loans or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class E Notes, that the rights of the Holders of the Class F Notes and the Class G Notes shall be subordinate and junior to the Class E Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Class A Loans and the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class E Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class E Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class F Notes and the Class G Notes to the extent and in the manner provided in Section 11.1(a)(iii).

(f)            Anything in this Indenture, the Class A Loans or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class F Notes, that the rights of the Holders of the Class G Notes shall be subordinate and junior to the Class F Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Class A Loans and the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class F Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class F Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class G Notes to the extent and in the manner provided in Section 11.1(a)(iii).

(g)            In the event that notwithstanding the provisions of this Indenture, any Holders of any Class of Notes shall have received any payment or distribution in respect of such Class contrary to the provisions of this Indenture, then, unless and until all accrued and unpaid interest on and outstanding principal of all more senior Class A Loans and Classes of Notes have been paid in full in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Note Administrator, which shall pay and deliver the same to the Holders of the more senior Class A Loans and Classes of Notes in accordance with this Indenture.

(h)            Each Holder of a Class A Loan or any Class of Notes agrees with the Note Administrator on behalf of the Secured Parties that such Holder shall not demand, accept, or receive any payment or distribution in respect of such Class A Loans or Notes in violation of the provisions of this Indenture including Section 11.1(a) and this Section 13.1; provided, however, that after all accrued and unpaid interest on, and principal of, each Class A Loan and Class of Notes senior to such Class have been paid in full, the Holders of such Class of Notes shall be fully subrogated to the rights of the Holders of each Class A Loan and Class of Notes senior thereto. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of such Class A Loan or Class of Notes any amounts due and payable hereunder.

(i)            The Holders of the Class A Loans and each Class of Notes are deemed to agree, for the benefit of all Holders, not to institute against, or join any other person in instituting against, the Issuer or any Permitted Subsidiary, any petition for bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium, liquidation or similar proceedings under the laws of any jurisdiction before one year and one day or, if longer, the applicable preference period then in effect and one day, have elapsed since the final payments to the Holders.

Section 13.2     Standard of Conduct. In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Class A Lender or Noteholder under this Indenture, a Class A Lender or Noteholder shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Class A Lender or Noteholder, the Issuer, or any other Person, except for any liability to which such Class A Lender or Noteholder may be subject to the extent the same results from such Class A Lender or Noteholder’s taking or directing an action, or failing to take or direct an action, in bad faith or in violation of the express terms of this Indenture.

ARTICLE XIV

MISCELLANEOUS

Section 14.1     Form of Documents Delivered to the Trustee and Note Administrator. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Collateral Manager or any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer, the Collateral Manager or such other Person, unless such Authorized Officer of the Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel also may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer, or the Servicer on behalf of the Issuer, certifying as to the factual matters that form a basis for such Opinion of Counsel and stating that the information with respect to such matters is in the possession of the Issuer or the Collateral Manager on behalf of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee or the Note Administrator at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s rights to make such request or direction, the Trustee or the Note Administrator shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(g).

Section 14.2     Acts of Class A Lenders and Noteholders. (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Class A Lenders or Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Class A Lenders or Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Note Administrator, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Class A Lenders or Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Note Administrator and the Issuer, if made in the manner provided in this Section 14.2.

(b)            The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee or the Note Administrator deems sufficient.

(c)            The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Notes Register. Notwithstanding the foregoing, the Trustee and Note Administrator may conclusively rely on an Investor Certification to determine ownership of any Notes.

(d)            Any request, demand, authorization, direction, notice, consent, waiver or other action by the Class A Lender or Noteholder shall bind such Class A Lender or Noteholder (and any transferee thereof) and of every Class A Loan or Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Note Administrator or the Issuer in reliance thereon, whether or not notation of such action is made upon such Class A Loan or Note.

Section 14.3     Notices, etc., to the Trustee, the Note Administrator, the Loan Agent, the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Collateral Manager and the Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any of the Persons below shall be in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service, by electronic mail or by facsimile in legible form to:

(a)            the Trustee, addressed to it at Wilmington Trust, National Association, 1100 North Market Street, Wilmington, Delaware 19890, Attention: CMBS Trustee – LMF 2023-1, LLC, Facsimile number: (302) 636-6196, with a copy to: E-mail: cmbstrustee@wilmingtontrust.com, or at any other address previously furnished in writing to the parties hereto and the Servicing Agreement, the Class A Lenders and to the Noteholders;

(b)            the Note Administrator, addressed to it at Computershare Trust Company, National Association, Corporate Trust Services, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services – LMF 2023-1, LLC, with a copy by email to: trustadministrationgroup@computershare.com and CCTCREBondAdmin@computershare.com, or at any other address previously furnished in writing to the parties hereto and the Servicing Agreement, the Class A Lenders and to the Noteholders;

(c)            the Loan Agent, addressed to it at its Corporate Trust Office as set forth in the Credit Agreement, or at any other address previously furnished in writing to the parties hereto;

(d)            the Issuer, addressed to it at LMF 2023-1, LLC, c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, Attention: Donald J. Puglisi, facsimile number: (302) 738-7210, with a copy to: c/o Lument Investment Management, 10 W. Broad Street, 8th Floor, Columbus, Ohio 43215 Attention: General Counsel, Email: general.counsel@lument.com, and with a copy to Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention: Jeffrey Rotblat, email: Jeffrey.rotblat@cwt.com, or at any other address previously furnished in writing to the Trustee and the Note Administrator by the Issuer, with a copy to the Special Servicer;

(e)            the Advancing Agent, addressed to it at Lument Commercial Mortgage Trust, 230 Park Avenue, 20th Floor, New York, NY 10169 Attention: General Counsel, with a copy to: c/o Lument Investment Management, 10 W. Broad Street, 8th Floor, Columbus, Ohio 43215 Attention: General Counsel, Email: general.counsel@lument.com, with copies to Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention: Jeffrey Rotblat, email: Jeffrey.rotblat@cwt.com, or at any other address previously furnished in writing to the Trustee, the Note Administrator and the Issuer, with a copy to the Special Servicer at its address set forth below;

(f)            the Servicer and the Special Servicer, addressed to it at Lument Real Estate Capital, LLC, 2001 Ross Avenue, Suite 1900, Dallas, Texas 75201, with a copy to 10 W. Broad Street, 8th Floor, Columbus, Ohio 43215, Attention: General Counsel, Email: general.counsel@lument.com or at any other address previously furnished in writing to the Issuer, the Note Administrator and the Trustee;

(g)            the Collateral Manager, addressed to it at Lument Investment Management, LLC, 230 Park Avenue, 20th Floor, New York, NY 10169 Attention: General Counsel, with a copy to: c/o Lument Investment Management, LLC, 10 W. Broad Street, 8th Floor, Columbus, Ohio 43215 Attention: General Counsel, Email: general.counsel@lument.com, with copies to Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention: Jeffrey Rotblat, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee; and;

(h)            the Rating Agencies, addressed to them at (i) [REDACTED], Attention: [REDACTED], (or by electronic mail at [REDACTED].com) and (ii) [REDACTED], Attention: [REDACTED] (or by electronic mail at [REDACTED].com), or such other address that any Rating Agency shall designate in the future; provided that any request, demand, authorization, direction, order, notice, consent, waiver or Act or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the Rating Agencies (“17g-5 Information”) shall be given in accordance with, and subject to, the provisions of Section 14.12 hereof;

(i)            the Note Administrator, addressed to it at the Corporate Trust Office of the Note Administrator.

Section 14.4     Notices to Class A Lenders and Noteholders; Waiver. Except as otherwise expressly provided herein, where this Indenture or the Servicing Agreement provides for notice to the Class A Lenders and/or Noteholders of any event,

(a)            such notice shall be sufficiently given to such Holders if provided to each Holder affected by such event at the notice address (whether physical or electronic) of such Holder as it appears in the Loan Register or Notes Register, as applicable, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such notice; and

(b)            such notice shall be in the English language.

The Note Administrator shall deliver to the Class A Lenders and/or Noteholders any information or notice in its possession, requested to be so delivered by at least 25% of the Holders of the Class A Loans or any Class of Notes.

Neither the failure to provide any notice, nor any defect in any notice so provided, to any particular Holder of a Class A Loan or Note shall affect the sufficiency of such notice with respect to other Holders of Class A Loans or Notes. In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to provide notice by mail (if so required), then such notification to Holders of Class A Loans or Notes shall be made with the approval of the Note Administrator and shall constitute sufficient notification to such Holders of Class A Loans or Notes for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Class A Lenders or Noteholders shall be filed with the Trustee and with the Note Administrator, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to provide notice by mail (if so required) of any event to Class A Lenders or Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Note Administrator shall be deemed to be a sufficient giving of such notice.

Section 14.5     Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 14.6     Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.

Section 14.7     Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 14.8     Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than (i) the parties hereto and their successors hereunder and (ii) the Loan Agent, the Servicer, the Special Servicer, the Collateral Manager, the Class A Lenders and the Noteholders (each of whom shall be an express third party beneficiary hereunder), any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 14.9     Governing Law; Waiver of Jury Trial. THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.10     Submission to Jurisdiction. The Issuer hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Issuer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Issuer hereby irrevocably waives, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of the Issuer’s agent set forth in Section 7.2. The Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 14.11     Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The Trustee and Note Administrator shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 14.12     17g-5 Information. (a)  The Issuer shall comply with their obligations under Rule 17g-5 promulgated under the Exchange Act (“Rule 17g-5”), by their or their agent’s posting on the 17g-5 Website, no later than the time such information is provided to the Rating Agencies, all information that the Issuer or other parties on its behalf, including the Trustee, the Note Administrator, the Servicer and the Special Servicer, provide to the Rating Agencies for the purposes of determining the initial credit rating of the Class A Loans and the Notes or undertaking credit rating surveillance of the Class A Loans and the Notes (the “17g-5 Information”); provided that no party other than the Issuer, the Trustee, the Note Administrator, the Servicer or the Special Servicer may provide information to the Rating Agencies on the Issuer’s behalf without the prior written consent of the Special Servicer. At all times while the Class A Loans or any Notes are rated by any Rating Agency or any other NRSRO, the Issuer shall engage a third party to post 17g-5 Information to the 17g-5 Website. The Issuer hereby engages the Note Administrator (in such capacity, the “17g-5 Information Provider”), to post 17g-5 Information it receives from the Issuer, the Trustee, the Note Administrator, the Servicer or the Special Servicer to the 17g-5 Website in accordance with this Section 14.12, and the Note Administrator hereby accepts such engagement.

(b)            Any information required to be delivered to the 17g-5 Information Provider by any party under this Indenture or the Servicing Agreement shall be delivered to it via electronic mail at 17g5informationprovider@computershare.com, specifically with a subject reference of “LMF 2023-1, LLC” and an identification of the type of information being provided in the body of such electronic mail, or via any alternative electronic mail address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider.

(c)            The 17g-5 Information Provider shall make available, solely to NRSROs, the following items to the extent such items are delivered to it via email at 17g5informationprovider@computershare.com, specifically with a subject reference of “17g-5 – LMF 2023-1, LLC” and an identification of the type of information being provided in the body of the email, or via any alternate email address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider if or as may be necessary or beneficial; provided that such information is not locked or corrupted and is otherwise received in a readable and uploadable format:

(i)            any statements as to compliance and related Officer’s Certificates delivered under Section 7.9;

(ii)            any information requested by the Issuer or the Rating Agencies (it being understood the 17g-5 Information Provider shall not disclose on the Note Administrator’s Website which Rating Agencies requested such information as provided in Section 14.12);

(iii)            any notice to the Rating Agencies relating to the Special Servicer’s determination to take action without satisfaction of the Rating Agency Condition;

(iv)            any requests for satisfaction of the Rating Agency Condition that are delivered to the 17g-5 Information Provider pursuant to Section 14.13;

(v)            any summary of oral communications with the Rating Agencies that are delivered to the 17g-5 Information Provider pursuant to Section 14.12(c); provided that the summary of such oral communications shall not disclose which Rating Agencies the communication was with;

(vi)            any amendment or proposed supplemental indenture to this Indenture pursuant to Section 8.3; and

(vii)            the “Rating Agency Q&A Forum and Servicer Document Request Tool” pursuant to Section 10.13(d).

The foregoing information shall be made available by the 17g-5 Information Provider on the 17g-5 Website or such other website as the Issuer may notify the parties hereto in writing.

(d)            Information shall be posted on the same Business Day of receipt; provided that such information is received by 12:00 p.m. (Eastern Time) or, if received after 12:00 p.m., on the next Business Day. The 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any information is delivered or posted in error, the 17g-5 Information Provider may remove it from the website. The 17g-5 Information Provider (and the Trustee) has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the 17g-5 Website to the extent such information was not produced by it. Access will be provided by the 17g-5 Information Provider to NRSROs upon receipt of an NRSRO Certification in the form of Exhibit L hereto (which certification may be submitted electronically via the 17g-5 Website).

(e)            Upon request of the Issuer or a Rating Agency, the 17g-5 Information Provider shall post on the 17g-5 Website any additional information requested by the Issuer or such Rating Agency to the extent such information is delivered to the 17g-5 Information Provider electronically in accordance with this Section 14.12. In no event shall the 17g-5 Information Provider disclose on the 17g-5 Website the Rating Agency or NRSRO that requested such additional information.

(f)            The 17g-5 Information Provider shall provide a mechanism to notify each Person that has signed-up for access to the 17g-5 Website in respect of the transaction governed by this Indenture each time an additional document is posted to the 17g-5 Website.

(g)            Any other information required to be delivered to the Rating Agencies pursuant to this Indenture shall be furnished to the Rating Agencies only after the earlier of (x) receipt of confirmation (which may be by email) from the 17g-5 Information Provider that such information has been posted to the 17g-5 Website and (y) two (2) Business Days after such information has been delivered to the 17g-5 Information Provider in accordance with this Section 14.12.

(h)            Notwithstanding anything to the contrary in this Indenture, a breach of this Section 14.12 shall not constitute a Default or Event of Default.

(i)            If any of the parties to this Indenture receives a Form ABS Due Diligence-15E from any party in connection with any third-party due diligence services such party may have provided with respect to the Mortgage Assets (“Due Diligence Service Provider”), such receiving party shall promptly forward such Form ABS Due Diligence-15E to the 17g-5 Information Provider for posting on the 17g-5 Website. The 17g-5 Information Provider shall post on the 17g-5 Website any Form ABS Due Diligence-15E it receives directly from a Due Diligence Service Provider or from another party to this Indenture, promptly upon receipt thereof.

Section 14.13     Rating Agency Condition. Any request for satisfaction of the Rating Agency Condition made by a Requesting Party pursuant to this Indenture, shall be made in writing, which writing shall contain a cover page indicating the nature of the request for satisfaction of the Rating Agency Condition, and shall contain all back-up material necessary for the Rating Agencies to process such request. Such written request for satisfaction of the Rating Agency Condition shall be provided in electronic format to the 17g-5 Information Provider in accordance with Section 14.12 hereof and after receiving actual knowledge of such posting (which may be in the form of an automatic email notification of posting delivered by the 17g-5 Website to such party), the Requesting Party shall send the request for satisfaction of such Rating Agency Condition to in accordance with the instructions for notices set forth in Section 14.3 hereof.

Section 14.14     Patriot Act Compliance. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Trustee and Note Administrator may be required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee or Note Administrator, as the case may be. Accordingly, each of the parties agrees to provide to the Trustee and the Note Administrator, upon its request from time to time, such identifying information and documentation as may be available for such party in order to enable the Trustee and the Note Administrator, as applicable, to comply with Applicable Law.

ARTICLE XV

ASSIGNMENT OF THE MORTGAGE ASSET PURCHASE AGREEMENTS

Section 15.1     Assignment of Mortgage Asset Purchase Agreement. (a)  The Issuer, in furtherance of the covenants of this Indenture and as security for the Class A Loans and the Secured Notes and amounts payable to the Secured Parties hereunder and the performance and observance of the provisions hereof, hereby collaterally assigns, transfers, conveys and sets over to the Trustee, for the benefit of the Class A Lenders and the Noteholders (and to be exercised on behalf of the Issuer by persons responsible therefor pursuant to this Indenture and the Servicing Agreement), all of the Issuer’s estate, right, title and interest in, to and under the Mortgage Asset Purchase Agreement (now or hereafter entered into) (an “Article 15 Agreement”), including, without limitation, (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the Seller or the Collateral Manager thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided, however, that the Issuer reserves for itself a license to exercise all of the Issuer’s rights pursuant to the Article 15 Agreement without notice to or the consent of the Trustee or any other party hereto (except as otherwise expressly required by this Indenture, including, without limitation, as set forth in Section 15.1(f)) which license shall be and is hereby deemed to be automatically revoked upon the occurrence of an Event of Default hereunder until such time, if any, that such Event of Default is cured or waived.

(b)            The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of each of the Article 15 Agreement, nor shall any of the obligations contained in each of the Article 15 Agreement be imposed on the Trustee.

(c)            Upon the retirement of the Class A Loans and the Notes and the release of the Collateral from the lien of this Indenture, this assignment and all rights herein assigned to the Trustee for the benefit of the Class A Lenders and the Noteholders shall cease and terminate and all the estate, right, title and interest of the Trustee in, to and under each of the Article 15 Agreement shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.

(d)            The Issuer represents that it has not executed any assignment of the Article 15 Agreement other than this collateral assignment.

(e)            The Issuer agrees that this assignment is irrevocable, and that it shall not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer shall, from time to time upon the request of the Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Trustee may specify.

(f)            The Issuer hereby agrees, and hereby undertakes to obtain the agreement and consent of the Seller in the Mortgage Asset Purchase Agreement and the Collateral Manager in the Collateral Management Agreement, as applicable, to the following:

(i)             the Seller consents to the provisions of this collateral assignment and agrees to perform any provisions of this Indenture made expressly applicable to the Seller pursuant to the applicable Article 15 Agreement;

(ii)            the Seller acknowledges that the Issuer is collaterally assigning all of its right, title and interest in, to and under the Mortgage Asset Purchase Agreement to the Trustee for the benefit of the Class A Lenders and the Noteholders, and the Seller agrees that all of the representations, covenants and agreements made by the Seller in the Article 15 Agreement are also for the benefit of, and enforceable by, the Trustee, the Class A Lenders and the Noteholders;

(iii)           the Seller shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Issuer pursuant to the applicable Article 15 Agreement;

(iv)           none of the Issuer or the Seller shall enter into any agreement amending, modifying or terminating the applicable Article 15 Agreement, (other than in respect of an amendment or modification to cure any inconsistency, ambiguity or manifest error) or selecting or consenting to a successor without notifying the Rating Agencies and without the prior written consent and written confirmation of the Rating Agencies that such amendment, modification or termination will not cause its then-current ratings of the Class A Loans and/or the Notes to be downgraded or withdrawn; provided that if such amendment, modification or termination would adversely affect the Class A Lenders, such amendment or supplement shall not be entered into without the consent of a Majority of the Class A Lenders;

(v)            except as otherwise set forth herein and therein (including, without limitation, pursuant to Section 12 of the Collateral Management Agreement), the Collateral Manager shall continue to serve as Collateral Manager under the Collateral Management Agreement, notwithstanding that the Collateral Manager shall not have received amounts due it under the Collateral Management Agreement because sufficient funds were not then available hereunder to pay such amounts pursuant to the Priority of Payments. The Collateral Manager agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment of the fees or other amounts payable to the Collateral Manager under the Collateral Management Agreement until the payment in full of all Class A Loans incurred under the Credit Agreement and Notes issued under this Indenture and the expiration of a period equal to the applicable preference period under the Bankruptcy Code plus ten days following such payment; and

(vi)           the Collateral Manager irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Collateral Manager irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Collateral Manager irrevocably waives, to the fullest extent it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Collateral Manager irrevocably consents to the service of any and all process in any action or Proceeding by the mailing by certified mail, return receipt requested, or delivery requiring signature and proof of delivery of copies of such initial process to it at Lument Investment Management, LLC, 230 Park Avenue, 20th Floor, New York, NY 10169, Attention: General Counsel. The Collateral Manager agrees that a final and non-appealable judgment by a court of competent jurisdiction in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

ARTICLE XVI

CURE RIGHTS; PURCHASE RIGHTS

Section 16.1     Mortgage Asset Purchase Agreements. Following the Closing Date, unless a Mortgage Asset Purchase Agreement is necessary to comply with the provisions of this Indenture, the Issuer may acquire Mortgage Assets in accordance with customary settlement procedures in the relevant markets. In any event, the Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain from any seller of a Mortgage Asset, all Asset Documents with respect to each Mortgage Asset that govern, directly or indirectly, the rights and obligations of the owner of the Mortgage Asset with respect to the Mortgage Asset and any certificate evidencing the Mortgage Asset.

Section 16.2     Representations and Warranties Related to Reinvestment Mortgage Assets. (a)  Upon the acquisition of any Reinvestment Mortgage Asset by the Issuer, the related seller shall be required to make representations and warranties substantially in the form attached as Exhibit B to the Mortgage Asset Purchase Agreement.

(b)            The representations and warranties in Section 16.3(a) with respect to the acquisition of any Reinvestment Mortgage Asset may be subject to any modification, limitation or qualification that the Collateral Manager determines to be reasonably acceptable in accordance with the Collateral Management Standard; provided that the Collateral Manager will provide the Rating Agencies with a report identifying each such affected representation or warranty and the modification, exception, limitation or qualification received with respect to the acquisition of any Reinvestment Mortgage Asset during the period covered by the Monthly Report, which report may contain explanations by the Collateral Manager as to its determinations.

(c)            The Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain a covenant from the Person making any representation or warranty to the Issuer pursuant to Section 16.3(a) that such Person shall repurchase the related Mortgage Asset if any such representation or warranty is breached (but only after the expiration of any permitted cure periods and failure to cure such breach). The purchase price for any Mortgage Asset repurchased shall be a price equal to the sum of the following (in each case, without duplication) as of the date of such repurchase: (i) the then outstanding Principal Balance of such Mortgage Asset, discounted based on the percentage amount of any discount that was applied when such Mortgage Asset was purchased by the Issuer, plus (ii) accrued and unpaid interest on such Mortgage Asset, plus (iii) any unreimbursed advances made under the Indenture or the Servicing Agreement on the Mortgage Asset, plus (iv) accrued and unpaid interest on advances made under the Indenture or the Servicing Agreement on the Mortgage Asset, plus (v) any reasonable costs and expenses (including, but not limited to, the cost of any enforcement action, incurred by the Issuer or the Trustee in connection with any such repurchase), plus (vi) any Liquidation Fee payable to the Special Servicer in connection with a repurchase of the Mortgage Asset by the Seller.

Section 16.3     Operating Advisor. If the Issuer, as holder of a Participation has the right pursuant to the related Asset Documents to appoint the operating advisor, directing holder or Person serving a similar function under the Asset Documents, each of the Issuer, the Trustee and the Collateral Manager shall take such actions as are reasonably necessary to appoint the Collateral Manager to such position.

Section 16.4     Purchase Right; Holder of a Majority of the Class G Notes. If the Issuer, as holder of a Participation, has the right pursuant to the related Asset Documents to purchase any other interest in the same Underlying Whole Loan as the Participation (an “Other Tranche”), the Issuer shall, if directed by the Majority of the Class G Notes, exercise such right, if the Collateral Manager determines, in accordance with the Collateral Management Standard, that the exercise of the option would be in the best interest of the Class A Lenders and Noteholders, but shall not exercise such right if the Collateral Manager determines otherwise. The Collateral Manager shall deliver to the Trustee an Officer’s Certificate certifying such determination, accompanied by an Act of the Majority of the Class G Notes directing the Issuer to exercise such right. In connection with the purchase of any such Other Tranche(s), the Issuer shall assign to the Majority of the Class G Notes or its designee all of its right, title and interest in such Other Tranche(s) in exchange for a purchase price (such price and any other associated expense of such exercise to be paid by the Majority of the Class G Notes) of the Other Tranche(s) (or, if the Asset Documents permit, the Issuer may assign the purchase right to the Holder of a Majority of the Class G Notes or its designee; otherwise the Holder of a Majority of the Class G Notes or its designee shall fund the purchase by the Issuer, which shall then assign the Other Tranche(s) to the Holder of a Majority of the Class G Notes or its designee), which amount shall be delivered by such Holder or its designee from its own funds to or upon the instruction of the Collateral Manager in accordance with terms of the Asset Documents related to the acquisition of such Other Tranche(s). The Issuer shall execute and deliver at the direction of such Holder of a Majority of the Class G Notes such instruments of transfer or assignment prepared by such Holder, in each case without recourse, as shall be necessary to transfer title to such Holder of a Majority of the Class G Notes or its designee of the Other Tranche(s) and the Trustee shall have no responsibility with regard to such Other Tranche(s). Notwithstanding anything to the contrary herein, any Other Tranche purchased hereunder by the Issuer shall not be subject to the Grant to the Trustee under the Granting Clauses.

ARTICLE XVII

ADVANCING AGENT

Section 17.1     Liability of the Advancing Agent. The Advancing Agent shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Advancing Agent.

Section 17.2     Merger or Consolidation of the Advancing Agent. (a)  The Advancing Agent will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction in which it was formed, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture to perform its duties under this Indenture.

(b)            Any Person into which the Advancing Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Advancing Agent shall be a party, or any Person succeeding to the business of the Advancing Agent shall be the successor of the Advancing Agent, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (it being understood and agreed by the parties hereto that the consummation of any such transaction by the Advancing Agent shall have no effect on the Backup Advancing Agent’s obligations under Section 10.7, which obligations shall continue pursuant to the terms of Section 10.7).

Section 17.3     Limitation on Liability of the Advancing Agent and Others. None of the Advancing Agent or any of its affiliates, directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Advancing Agent against liability to the Issuer, the Class A Lenders or the Noteholders for any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of obligations and duties hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent shall be indemnified by the Issuer pursuant to the priorities set forth in Section 11.1(a) and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Indenture or the Notes, other than any loss, liability or expense (i) specifically required to be borne by the Advancing Agent pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties hereunder (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Indenture); or (ii) incurred by reason of any breach of a representation, warranty or covenant made herein, any misfeasance, bad faith or negligence by the Advancing Agent in the performance of or negligent disregard of, obligations or duties hereunder or any violation of any state or federal securities law.

Section 17.4     Representations and Warranties of the Advancing Agent. The Advancing Agent represents and warrants that:

(a)            the Advancing Agent (i) has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware, (ii) has full power and authority to own the Advancing Agent’s Collateral and to transact the business in which it is currently engaged, and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Advancing Agent’s ownership or lease of property or the conduct of the Advancing Agent’s business requires, or the performance of this Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, Collateral or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under, or on the validity or enforceability of, the provisions of this Indenture applicable to the Advancing Agent;

(b)            the Advancing Agent has full power and authority to execute, deliver and perform this Indenture; this Indenture has been duly authorized, executed and delivered by the Advancing Agent and constitutes a legal, valid and binding agreement of the Advancing Agent, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(c)            neither the execution and delivery of this Indenture nor the performance by the Advancing Agent of its duties hereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the Articles of Incorporation and bylaws of the Advancing Agent, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Advancing Agent is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to the Advancing Agent of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Advancing Agent or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this Section 17.4(c), either individually or in the aggregate, a material adverse effect on the business, operations, Collateral or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under this Indenture;

(d)            no litigation is pending or, to the best of the Advancing Agent’s knowledge, threatened, against the Advancing Agent that would materially and adversely affect the execution, delivery or enforceability of this Indenture or the ability of the Advancing Agent to perform any of its obligations under this Indenture in accordance with the terms hereof; and

(e)            no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Advancing Agent of its duties hereunder, except such as have been duly made or obtained.

Section 17.5     Resignation and Removal; Appointment of Successor. (a)  No resignation or removal of the Advancing Agent and no appointment of a successor Advancing Agent pursuant to this Article 17 shall become effective until the acceptance of appointment by the successor Advancing Agent under Section 17.6.

(b)            The Advancing Agent may, subject to Section 17.5(a), resign at any time by giving written notice thereof to the Issuer, the Note Administrator, the Trustee, the Servicer, the Collateral Manager, the Class A Lenders, the Noteholders and the Rating Agencies.

(c)            The Advancing Agent may be removed at any time by Act of Supermajority of the Class G Notes upon written notice delivered to the Trustee and to the Issuer.

(d)            If the Advancing Agent fails to make a required Interest Advance and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, (i) the Advancing Agent will be in default under this Indenture, (ii) the Backup Advancing Agent, and if the Backup Advancing Agent fails to make such Interest Advance, the Trustee, shall be required to make such Interest Advance, subject to a determination of recoverability, and (iii) the Note Administrator shall terminate such Advancing Agent and use commercially reasonable efforts for up to 90 days following such termination to replace such Advancing Agent with a successor Advancing Agent, subject to the satisfaction of the Rating Agency Condition. Following the termination of the Advancing Agent, the Backup Advancing Agent or the Trustee (as applicable) will be required to make Interest Advances until a successor advancing agent is appointed.

(e)            Subject to Section 17.5(d), if the Advancing Agent shall resign or be removed, upon receiving such notice of resignation or removal, the Issuer shall promptly appoint a successor advancing agent by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one copy of which shall be delivered to the Advancing Agent so resigning and one copy to the successor Advancing Agent, together with a copy to each Class A Lender and each Noteholder, the Trustee, the Note Administrator, the Collateral Manager, the Servicer and the Special Servicer; provided that such successor Advancing Agent shall be appointed only subject to satisfaction of the Rating Agency Condition, upon the written consent of the Majority Class G Noteholder. If no successor Advancing Agent shall have been appointed and an instrument of acceptance by a successor Advancing Agent shall not have been delivered to the Advancing Agent within 30 days after the giving of such notice of resignation, the resigning Advancing Agent, the Trustee, the Note Administrator, or the Majority Class G Noteholder on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Advancing Agent.

(f)            The Issuer shall give prompt notice of each resignation and each removal of the Advancing Agent and each appointment of a successor Advancing Agent by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agencies, the Trustee, the Note Administrator, and to the Holders of the Class A Loans and the Notes as their names and addresses appear in the Loan Register or Notes Register, as applicable.

Section 17.6     Acceptance of Appointment by Successor Advancing Agent. (a)  Every successor Advancing Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Servicer, the Special Servicer, the Trustee, the Note Administrator, the Collateral Manager and the retiring Advancing Agent an instrument accepting such appointment hereunder and under the Servicing Agreement. Upon delivery of the required instruments, the resignation or removal of the retiring Advancing Agent shall become effective and such successor Advancing Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Advancing Agent hereunder and under the Servicing Agreement.

(b)            Except with respect to the Backup Advancing Agent as set forth in Section 17.5(d), no appointment of a successor Advancing Agent shall become effective unless (1) the Rating Agency Condition has been satisfied with respect to the appointment of such successor Advancing Agent and (2) such successor has a long-term unsecured debt rating of at least “[REDACTED]” by [REDACTED], and whose short-term unsecured debt rating is at least “[REDACTED]” from [REDACTED].

Section 17.7     Removal and Replacement of Backup Advancing Agent. The Note Administrator shall replace any successor Advancing Agent (excluding the Trustee or the Note Administrator in its capacity as Backup Advancing Agent and any successor Advancing Agent with respect to which the Issuer has received a No Downgrade Confirmation from each Rating Agency) upon receiving notice that such successor Advancing Agent’s long-term unsecured debt rating at any time becomes lower than “[REDACTED]” by [REDACTED], and whose short-term unsecured debt rating becomes lower than “[REDACTED]” by [REDACTED], with a successor Advancing Agent that has a long-term unsecured debt rating of at least “[REDACTED]” by [REDACTED], and whose short-term unsecured debt rating is at least “[REDACTED]” from [REDACTED].

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the day and year first above written.

LMF 2023-1, LLC, as Issuer

By:	/s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer and Treasurer

LMF 2023-1 - Indenture

LUMENT COMMERCIAL MORTGAGE TRUST, as Advancing Agent

By:	/s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer and Treasurer

LMF 2023-1 - Indenture

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:	/s/ William Wood
Name: William Wood
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jacob Stapleford
Name: Jacob Stapleford
Title: Assistant vice President

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Custodian

By:	/s/ William Wood
Name: William Wood
Title: Vice President

LMF 2023-1 - Indenture

SCHEDULE A

MORTGAGE ASSET SCHEDULE

#	Mortgage Asset Name	Mortgage Asset Cut-off Date Balance ($)	Mortgage Asset Type
1.	Seneca Portfolio	$31,876,244	Participation
2.	Hampton Greens	$31,602,808	Participation
3.	The Preserve at Pine Valley	$28,653,440	Participation
4.	Yorktowne Pointe	$21,934,375	Participation
5.	Las Lomas	$21,818,465	Participation
6.	Augusta Portfolio	$20,250,372	Participation
7.	Oakwood Reserve	$16,956,276	Participation
8.	Landis Terrace & Barclay Apartments	$15,347,180	Participation
9.	Spanish Square	$15,156,425	Participation
10.	Parkside Sandy Springs	$14,351,599	Participation
11.	Cheval	$14,000,000	Participation
12.	Town & Country Portfolio	$13,885,769	Participation
13.	Timber Falls Apartments	$13,625,505	Participation
14.	Cherry Pines Portfolio	$13,191,852	Participation
15.	Bay Tree Apartments	$12,249,079	Participation
16.	The Park at Riverwoods	$11,926,591	Participation
17.	Frostonya Apartments	$11,662,582	Participation
18.	Miramar Apartments	$11,467,505	Participation
19.	Agave at Willow Creek Apartments	$11,287,602	Participation
20.	Cottage Court	$10,818,945	Participation
21.	Sandalwood Square	$10,615,094	Participation
22.	Cortez Plaza	$9,429,206	Participation
23.	Establishment Apartments	$9,127,649	Participation
24.	Woods of Haltom	$8,116,833	Participation
25.	Redwood Fairborn Commerce Center BLVD (OH P2) - Phase II	$7,000,000	Whole Loan

Sch. A-1

SCHEDULE B

BENCHMARK

Calculation of the Benchmark

For purposes of calculating Term SOFR, the Issuer shall initially appoint the Note Administrator as calculation agent (in such capacity, the “Calculation Agent”). Term SOFR with respect to any Interest Accrual Period shall be determined by the Calculation Agent in accordance with the following provisions:

1.            On each Benchmark Determination Date, Term SOFR shall equal the rate, as obtained by the Calculation Agent, identified as “1 Month CME Term SOFR,” as reported on the Term SOFR Source as of the Reference Time.

2.            If, on any Benchmark Determination Date, Term SOFR does not appear on the Term SOFR Source by 5:00 p.m. (New York City time), then Term SOFR for purposes of calculating Term SOFR shall be the rate published on the last SOFR Business Day preceding such Benchmark Determination Date for which Term SOFR was published.

3.            In no event shall Term SOFR be less than zero.

In making the above calculations, all percentages resulting from the calculation shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (0.00001%).

Sch. B-1

  SCHEDULE C

LIST OF AUTHORIZED OFFICERS OF COLLATERAL MANAGER

Name	Title
James P. Flynn	Chief Executive Officer
Tyler Griffin	Chief Operating Officer
Robert T. Kirkwood	Chief Financial Officer and Senior Managing Director
James J. Henson	General Counsel, Secretary and Senior Managing Director
Monica Medrano	Chief Compliance Officer, Assistant General Counsel and Director
James A Briggs	Chief Accounting Officer and Senior Managing Director
E. Scott Griffin	Deputy Chief Financial Officer, Treasurer and Senior Managing Director
Sean M. Quinn	Controller and Managing Director
Alexander Lizarazo	Senior Director
Andrew Tsang	Senior Director
Zachary Halpern	Director
Bibi David	Vice President
Judith S. Kim	Vice President
Stephanie Culpepper	Deputy General Counsel, Assistant Secretary and Senior Managing Director
Jennifer L.E. Bierlein	Assistant Secretary, Senior Managing Counsel and Senior Director

Sch. C-1

SCHEDULE D

CREDIT RISK RETENTION

(a)            Credit Risk Retention Requirements. Pursuant to The U.S. Credit Risk Retention Rules, a “securitizer” or “sponsor” of asset-backed securities is required (unless an exemption exists), either directly or through one or more entities that it directly or indirectly majority controls, is majority controlled by, or is under common majority control with (a “Majority-Owned Affiliate”), to retain an “eligible vertical interest” or “eligible horizontal residual interest” (or any combination thereof) in a securities transaction. Under the U.S. Credit Risk Retention Rules, a “sponsor” is a person who organizes and initiates a securitization transaction by selling or transferring assets, either directly or indirectly, including through an affiliate, to the issuer.

the U.S. Credit Risk Retention Rules include certain restrictions on hedging, transfer and financing of the required credit risk retention. These restrictions provide that (i) the retaining sponsor or any “majority-owned affiliate” may not transfer the required credit risk retention except to a “majority-owned affiliate” of the retaining sponsor, (ii) the retaining sponsor and its affiliates will not be permitted to engage in any hedging transactions if payments on the hedge instrument are materially related to the required credit risk retention and the hedge position would limit the financial exposure to the required credit risk retention, and (iii) neither the retaining sponsor nor any of its affiliates may pledge the required credit risk retention as collateral for any obligation unless such obligation is with full recourse to the sponsor or affiliate, respectively.

Pursuant to the U.S. Credit Risk Retention Rules, the restrictions on hedging, transfer and financing of the required credit risk retention will expire on the date that is the latest of (i) the date on which the total unpaid Principal Balance of the Mortgage Loans has been reduced to 33% of the total unpaid Principal Balance of the Mortgage Loans as of the Closing Date; (ii) the date on which the total outstanding principal amount of the Class A Loans and the Notes has been reduced to 33% of the total outstanding principal amount of the Class A Loans and the Notes as of the Closing Date; or (iii) two years after the Closing Date.

Notwithstanding any references herein to the U.S. Credit Risk Retention Rules and other risk retention related matters, in the event the U.S. Credit Risk Retention Rules (or any relevant portion thereof) are repealed or determined by applicable regulatory agencies to be no longer applicable to this securitization transaction, neither the sponsor nor any other party will be required to comply with or act in accordance with the U.S. Credit Risk Retention Rules (or such relevant portion thereof). In addition, if the U.S. Credit Risk Retention Rules are modified in a manner that is less restrictive than the U.S. Credit Risk Retention Rules in effect as of the date hereof, the Sponsor and its affiliates will have no obligation to comply with the more restrictive provisions of the U.S. Credit Risk Retention Rules currently in effect.

(b)            Sponsor or Majority-Owned Affiliate to Hold an Eligible Horizontal Residual Interest. In order to comply with the U.S. Credit Risk Retention Rules, the Sponsor, the party organizing and initiating the securitization transaction contemplated by this Indenture by contributing the Mortgage Assets (making it the “sponsor” and “securitizer” of this securitization transaction), will cause LMF Holder, which is a Majority-Owned Affiliate of the Sponsor, to hold an “eligible horizontal residual interest” in the Issuer in an amount (that is, with a fair value) equal to not less than 5% of the fair value of the Class A Loans and the Notes as determined using a fair value measurement framework under GAAP. As of the Closing Date, LMF Holder will retain the Class G Notes, which equal in the aggregate at least 5% of the fair value of all of the Class A Loans and the Notes in the transaction, thereby qualifying as the EHRI and satisfying the U.S. Credit Risk Retention Rules.

Sch. D-1

(c)            Material Terms of the Class G Notes. The material terms of the Class G Notes (including aggregate principal amount, interest rate, principal payments, priority, redemption and other rights) are set forth in this Indenture and the Class G Notes.

(d)            Qualifying CRE Loans. The Sponsor has determined that as of the Closing Date, 0.0% of the Mortgage Assets is comprised of mortgage loans that are “qualifying CRE loans” as such term is described in 17 C.F.R. §246.17 of the U.S. Credit Risk Retention Rules.

Under the U.S. Credit Risk Retention Rules, the total required credit risk retention percentage for this transaction is 5.0%.

(e)            Fair Value of the Class G Notes. The estimated fair value of the Class G Notes by dollar amount is $29,811,336 and by percentage of aggregate fair value of the Class A Loans and the Notes is 7.83%.

The Sponsor has determined the fair values of the Class A Loans and the Notes in accordance with the fair value assessment described in Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”). ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in determining fair value. These tiers include:

•     “Level 1” inputs, which reflect unadjusted quoted prices for identical assets or liabilities in an active market;

•     “Level 2” inputs, which are inputs other than Level 1 inputs that are observed directly or indirectly, such as interest rate curves or yields; and

•     “Level 3” inputs, which include data not observable in the market and which reflect subjective determinations regarding inputs and assumptions market participants would use in pricing the instrument in a hypothetical sale.

The fair value of the Class A Loan, the Class B Notes, the Class C Notes and the Class D Notes are categorized within Level 1 of the hierarchy reflecting the actual amount lent in respect of the Class A Loan, the Class B Notes, the Class C Notes and the Class D Notes. The fair values of the Class E Notes, the Class F Notes and the Class G Notes are categorized within Level 3 of the hierarchy as inputs to the fair value calculation are generally not observable in the market and reflect the Sponsor’s judgment about the assumptions market participants would use in pricing such Notes.

Sch. D-2

Set forth below under the heading “Determination of Amount of Required Credit Risk Retention” are tables that illustrate and set forth certain assumptions and expectations with respect to how each Class is expected to be sized, priced, and fairly valued for investment by third party investors. The fair value disclosures set forth in this Schedule D were derived in part from, or based in part on, certain publicly and non-publicly available market data, information and/or a cash flow modeling engine (that is widely accepted among financial professionals as the standard modeling service for structured products).

(f)            Determination of Amount of Required Credit Risk Retention.

General. Classes of securities of floating rate commercial real estate securities transactions are typically priced based on either a discount margin to the Benchmark or to a targeted yield. The method of pricing used is primarily a function of the rating, the credit metrics and liquidity of the securities, but can also be determined by prevailing market conditions and investor preference. For this transaction, the Class A Loans and the Notes were priced based on a discount margin methodology. The Sponsor made its determination of the fair value of the Class G Notes presented herein based on a number of inputs consistent with a discount margin methodology in the manner described below.

Certain Assumptions. In determining the fair value of the Class A Loans and the Notes as of the Closing Date, the Sponsor used the Modeling Assumptions.

Weighted Average Lives. Based on the Modeling Assumptions and Priority of Payments, the Sponsor calculated the estimated schedule of payments of interest and principal on each Class over the course of the transaction. On the basis of the scheduled principal and redemption payments, the Sponsor calculated the weighted average life for each Class.

Price of the Notes. For purposes of calculating fair value, the Sponsor utilized the fair value of the Class A Loan, the Class B Notes, the Class C Notes and the Class D Notes, as set forth in the table below. The Sponsor determined prices of the Class E Notes, the Class F Notes and the Class G Notes on the basis of information obtained by the Sponsor from certain publicly and non-publicly available market data regarding prices that similar floating rate commercial real estate securities with similar credit ratings and cash flow profiles and similar average lives have priced at in recent securitization transactions.

Class	Price
Class A Loan	100.000%
Class B Notes	100.000%
Class C Notes	100.000%
Class D Notes	100.000%
Class E Notes	100.000%
Class F Notes	100.000%
Class G Notes	84.451%

Sch. D-3

Determination of Discount Margins and Coupons. For purposes of calculating fair value, the Sponsor utilized the actual discount margin of the Class A Loan, the Class B Notes, the Class C Notes and the Class D Notes. For purposes of calculating fair value, the Sponsor utilized the actual yield obtained in connection with the offering of the Class E Notes and the Class F Notes being 11.93% and 12.93%, respectively. The discount margins were generally informed by information the Sponsor received regarding recent new-issue spreads of similarly rated floating rate commercial real estate securities, with similar assumed pool and asset quality, payment priority and weighted average lives to the related Class of Notes as well as market expectations for interest rate and credit risk.

Class	Discount Margin
Class A Loan	2.85%
Class B Notes	4.35%
Class C Notes	5.65%
Class D Notes	6.25%
Class E Notes	6.75%
Class F Notes	7.75%
Class G Notes	N/A (1)

(1)            The Class G Notes will not have a stated interest rate but rather will be entitled to excess cash flow in accordance with the Priority of Payments.

Calculation of Estimated Fair Value of All Class A Loans and Notes. Based on the foregoing, the Sponsor determined the following fair values for the Class A Loan and each Class of Notes.

Class	Fair Value
Class A Loan	$270,400,000
Class B Notes	$30,400,000
Class C Notes	$16,900,000
Class D Notes	$7,700,000
Class E Notes	$15,000,000
Class F Notes	$10,600,000
Class G Notes	$29,811,336
Total	$380,811,336

Sch. D-4

SCHEDULE E

MODELING ASSUMPTIONS

“Modeling Assumptions” means, collectively, the following assumptions regarding the Class A Loans, the Notes and the Mortgage Assets owned by the Issuer:

a.	the Issuer acquires all of the Closing Date Mortgage Assets on the Closing Date;

b.	no Mortgage Assets default or are sold;

c.	scheduled payments including payments due at maturity of principal and/or interest on the Mortgage Assets will be received on a timely basis and will be distributed on the 15th day of the related month beginning in August 2023;

d.	SOFR for each Interest Accrual Period equals 5.177%;

e.	total fees and expenses equate to 0.13% of the Aggregate Outstanding Portfolio Balance (calculated at 30/360 basis), which total amount assumes no Advancing Agent Fee and Collateral Manager Fee;

f.	each of the Debt Protection Tests is satisfied and no Market Trigger exists as of each Measurement Date;

g.	the Closing Date occurs on July 12, 2023;

h.	all Principal Proceeds received during the Reinvestment Period are simultaneously applied to acquire Reinvestment Mortgage Assets during the Reinvestment Period and no Reinvestment Mortgage Assets are acquired after the Reinvestment Period;

i.	no Mortgage Assets requires the payment of an exit fee;

j.	no Mortgaged Property is released;

k.	no Mortgage Assets’ terms have been extended unless noted otherwise;

l.	Interest Proceeds collected on the Closing Date Mortgage Assets for the Due Period related to the first payment date are accrued based on the period from July 6, 2023, to August 5, 2023;

m.	all Reinvestment Mortgage Assets are (i) purchased by the Issuer at par, (ii) have a spread of 4.25% above SOFR, (iii) have a SOFR floor of 0.00% and no SOFR cap, (iv) do not require principal amortization before the maturity date, (v) have extension options that total 24 months from the initial maturity date, (vi) have an initial maturity term of 36 months,

n.	no Optional Redemption, Tax Redemption, Auction Call Redemption, Rating Failure Redemption or Clean-up Call occurs;

o.	no voluntary or involuntary prepayments are received as to any Mortgage Asset at any time;

p.	no additional Future Funding Amounts are funded;

q.	weighted average lives are calculated on a 30/360 basis; and

r.	the Notes are redeemed 5.5 years from the Closing Date.

Sch. E-1

EXHIBIT A-1

FORM OF CLASS B SECOND PRIORITY SECURED FLOATING RATE NOTE DUE 2032 [REGULATION S][RULE 144A] GLOBAL NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) (X) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (Y) SOLELY AFTER THE NINETIETH (90TH) DAY FOLLOWING THE CLOSING DATE AND SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (2)  A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit A-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.

THIS NOTE MAY BE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1

1 For Regulation S Global Note.

Exhibit A-1-2

LMF 2023-1, LLC

CLASS B SECOND PRIORITY SECURED
FLOATING RATE NOTE DUE 2032

No. [Reg. S][144A]-___	Up to
CUSIP No. [U5385MAB8][2] [50207MAB3][3]	U.S.$[__]
ISIN: [USU5385MAB82][4] [US50207MAB37][5]

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to THIRTY MILLION FOUR HUNDRED THOUSAND United States Dollars (U.S.$30,400,000), or such other principal sum as is equal to the aggregate principal amount of the Class A Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class B Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class B Notes shall accrue at the Class B Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

2        For Regulation S Global Note.

3        For Rule 144A Global Note.

4        For Regulation S Global Note.

5        For Rule 144A Global Note.

Exhibit A-1-3

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class B Second Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class B Notes”), limited in aggregate principal amount to U.S.$30,400,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (b) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (c) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Exhibit A-1-4

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Payments of principal of the Class B Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Exhibit A-1-5

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law.

Exhibit A-1-6

Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit A-1-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit A-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit A-1-9

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit A-1-10

SCHEDULE A

EXCHANGES IN GLOBAL NOTES

This Note shall be issued in the original principal balance of U.S.$[30,400,000]6[0]7 on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

6 Rule 144A Global Note.

7 Regulation S Global Note.

Exhibit A-1-11

EXHIBIT A-2

FORM OF CLASS B SECOND PRIORITY SECURED FLOATING RATE NOTE DUE 2032 DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (2) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

THIS NOTE MAY BE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

Exhibit A-2-1

LMF 2023-1, LLC

CLASS B SECOND PRIORITY SECURED
FLOATING RATE NOTE DUE 2032

No. - ____
CUSIP No.	U.S.$30,400,000
ISIN:

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of THIRTY MILLION FOUR HUNDRED THOUSAND United States Dollars (U.S.$30,400,000) on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class B Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class B Notes shall accrue at the Class B Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Exhibit A-2-2

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class B Second Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class B Notes”), limited in aggregate principal amount to U.S.$30,400,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (b) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (c) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Exhibit A-2-3

Payments of principal of the Class B Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exhibit A-2-4

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law.

Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

Exhibit A-2-5

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit A-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit A-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit A-2-8

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit A-2-9

EXHIBIT B-1

FORM OF CLASS C THIRD PRIORITY SECURED FLOATING RATE NOTE DUE 2032 [REGULATION S] [RULE 144A] GLOBAL NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) (X) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (Y) SOLELY AFTER THE NINETIETH (90TH) DAY FOLLOWING THE CLOSING DATE AND SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (2)  A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit B-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.

THIS NOTE MAY BE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1

1 For Regulation S Global Note.

Exhibit B-1-2

LMF 2023-1, LLC

CLASS C THIRD PRIORITY SECURED
FLOATING RATE NOTE DUE 2032

No. [Reg. S][144A]-___	Up to
CUSIP No. [U5385MAC6][2] [50207MAC1][3]	U.S.$16,900,000
ISIN: [USU5385MAC65][4] [US50207MAC10][5]

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to SIXTEEN MILLION NINE HUNDRED THOUSAND United States Dollars (U.S.$16,900,000), or such other principal sum as is equal to the aggregate principal amount of the Class A Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class C Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class C Notes shall accrue at the Class C Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans and the Class B Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans and the Class B has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans and the Class B Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

2      For Regulation S Global Note.

3      For Rule 144A Global Note.

4      For Regulation S Global Note.

5      For Rule 144A Global Note.

Exhibit B-1-3

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class C Third Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class C Notes”), limited in aggregate principal amount to U.S.$16,900,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (c) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Exhibit B-1-4

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Payments of principal of the Class C Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Exhibit B-1-5

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law.

Exhibit B-1-6

Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit B-1-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit B-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit B-1-9

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit B-1-10

SCHEDULE A

EXCHANGES IN GLOBAL NOTES

This Note shall be issued in the original principal balance of U.S.$[16,900,000]6[0]7 on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

6 Rule 144A Global Note.

7 Regulation S Global Note.

Exhibit B-1-11

EXHIBIT B-2

FORM OF CLASS C THIRD PRIORITY SECURED FLOATING RATE NOTE DUE 2032
DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (2) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

THIS NOTE MAY BE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

Exhibit B-2-1

LMF 2023-1, LLC

CLASS C THIRD PRIORITY SECURED
FLOATING RATE NOTE DUE 2032

No. -___
CUSIP No.	U.S.$16,900,000
ISIN:

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of SIXTEEN MILLION NINE HUNDRED THOUSAND United States Dollars (U.S.$16,900,000) on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class C Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class C Notes shall accrue at the Class C Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans and the Class B Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans and the Class B has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans and the Class B Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Exhibit B-2-2

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class C Third Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class C Notes”), limited in aggregate principal amount to U.S.$16,900,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (c) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Exhibit B-2-3

Payments of principal of the Class C Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exhibit B-2-4

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law.

Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

Exhibit B-2-5

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit B-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit B-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit B-2-8

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit B-2-9

EXHIBIT C-1

FORM OF CLASS D FOURTH PRIORITY SECURED FLOATING RATE NOTE DUE 2032
[REGULATION S] [RULE 144A] GLOBAL NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) (X) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (Y) SOLELY AFTER THE NINETIETH (90TH) DAY FOLLOWING THE CLOSING DATE AND SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (2)  A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit C-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.

THIS NOTE MAY BE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1

1 For Regulation S Global Note.

Exhibit C-1-2

LMF 2023-1, LLC

CLASS D FOURTH PRIORITY SECURED
FLOATING RATE NOTE DUE 2032

No. [Reg. S][144A]-___	Up to
CUSIP No. [U5385MAD4][2] [50207MAD9][3]	U.S.$7,700,000
ISIN: [USU5385MAD49][4] [US50207MAD92][5]

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to SEVEN MILLION SEVEN HUNDRED THOUSAND United States Dollars (U.S.$7,700,000), or such other principal sum as is equal to the aggregate principal amount of the Class A Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class D Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class D Notes shall accrue at the Class D Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class E Notes, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans, the Class B Notes and the Class C Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans, the Class B Notes and the Class C Notes have been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans, the Class B Notes and the Class C Notes, and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

[2]	For Regulation S Global Note.

[3]	For Rule 144A Global Note.

[4]	For Regulation S Global Note.

[5]	For Rule 144A Global Note.

Exhibit C-1-3

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class D Fourth Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class D Notes”), limited in aggregate principal amount to U.S.$7,700,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (c) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Exhibit C-1-4

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Payments of principal of the Class D Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

Exhibit C-1-5

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law.

Exhibit C-1-6

Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit C-1-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit C-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit C-1-9

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint _______________________Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit C-1-10

SCHEDULE A

EXCHANGES IN GLOBAL NOTES

This Note shall be issued in the original principal balance of U.S.$[7,700,000]6[0]7 on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

[6]	Rule 144A Global Note.

[7]	Regulation S Global Note.

Exhibit C-1-11

EXHIBIT C-2

FORM OF CLASS D FOURTH PRIORITY SECURED FLOATING RATE NOTE DUE 2032 DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (2) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

THIS NOTE MAY BE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

Exhibit C-2-1

LMF 2023-1, LLC

CLASS D FOURTH PRIORITY SECURED
FLOATING RATE NOTE DUE 2032

No. - ____
CUSIP No.	U.S.$7,700,000
ISIN:

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of SEVEN MILLION SEVEN HUNDRED THOUSAND United States Dollars (U.S.$7,700,000) on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class D Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class D Notes shall accrue at the Class D Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class E Notes, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans, the Class B Notes and the Class C Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans, the Class B Notes and the Class C Notes have been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans, the Class B Notes and the Class C Notes, and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Exhibit C-2-2

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class D Fourth Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class D Notes”), limited in aggregate principal amount to U.S.$7,700,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (c) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Exhibit C-2-3

Payments of principal of the Class D Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

Exhibit C-2-4

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its purchase, holding and disposition of the transferred Notes do not and will not constitute or otherwise give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a non-exempt violation of Similar Law.

Exhibit C-2-5

Each Plan or other plan subject to Similar Law that purchases or acquires any Note or interest therein, will be deemed to represent, acknowledge and agree that none of the Issuer, Trustee, Note Administrator, Advancing Agent, Custodian, Collateral Manager, Servicer or Special Servicer, or any persons providing marketing services on their behalf, or any of their respective affiliates has provided any investment advice, or is otherwise acting in any fiduciary capacity (whether under ERISA, Section 4975 of the Code or otherwise), in connection with the plan’s acquisition of any such Note.

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit C-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit C-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit C-2-8

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint _________________________Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit C-2-9

EXHIBIT D

FORM OF CLASS E FIFTH PRIORITY SECURED FLOATING RATE NOTE DUE 2032 DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (2) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit D-1

LMF 2023-1, LLC

CLASS E FIFTH PRIORITY
FLOATING RATE NOTE DUE 2032

No. - ____	U.S.$15,000,000

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of FIFTEEN MILLION United States Dollars (U.S.$15,000,000) on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class E Notes shall accrue at the Class E Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class F Notes and the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans, the Class B Notes, the Class C Notes and the Class D Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Exhibit D-2

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class E Fifth Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class E Notes”), limited in aggregate principal amount to U.S.$15,000,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (c) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (d) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Exhibit D-3

Payments of principal of the Class E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exhibit D-4

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”).

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Exhibit D-5

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit D-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit D-7

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit D-8

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint __________________________Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit D-9

EXHIBIT E

FORM OF CLASS F SIXTH PRIORITY SECURED FLOATING RATE NOTE DUE 2032 DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (2) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit E-1

LMF 2023-1, LLC

CLASS F SIXTH PRIORITY
FLOATING RATE NOTE DUE 2032

No. - ____	U.S.$10,600,000

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of TEN MILLION SIX HUNDRED THOUSAND United States Dollars (U.S.$10,600,000) on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class F Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). Interest on the Class F Notes shall accrue at the Class F Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class G Notes. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Exhibit E-2

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class F Sixth Priority Secured Floating Rate Notes Due 2032, of the Issuer (the “Class F Notes”), limited in aggregate principal amount to U.S.$10,600,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (c) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (d) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”) and (e) U.S.$35,300,000 Class G Income Notes Due 2032 (the “Class G Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Exhibit E-3

Payments of principal of the Class F Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exhibit E-4

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”).

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Exhibit E-5

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit E-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit E-7

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit E-8

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint ____________________________Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit E-9

EXHIBIT F

FORM OF CLASS G INCOME NOTE DUE 2032 DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (2) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”), IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit F-1

LMF 2023-1, LLC

CLASS G INCOME NOTE DUE 2032

No. - ____	U.S.$35,300,000

LMF 2023-1, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of THIRTY FIVE MILLION THREE HUNDRED THOUSAND United States Dollars (U.S.$35,300,000) on the Payment Date occurring in July 2032 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) Interest Proceeds allocable to this Note in accordance with the Indenture payable initially on August 21, 2023, and thereafter monthly on each Payment Date (as defined in the Indenture). The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral available at such time pledged by the Issuer as security for the Class A Loans and the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, all remaining obligations of the Issuer and any claims of the Holders of the Class A Loans and the Notes shall be extinguished and shall not thereafter revive, all in accordance with the Indenture.

Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Loans, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.

Exhibit F-2

Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.

The Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class G Income Notes Due 2032, of the Issuer (the “Class G Notes”), limited in aggregate principal amount to U.S.$35,300,000 issued under an indenture and security agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, together with its permitted successors and assigns, the “Note Administrator”) and as custodian (in such capacity, together with its permitted successors and assigns, the “Custodian”). Also authorized under the Indenture are (a) U.S.$30,400,000 Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”), (b) U.S.$16,900,000 Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes”), (c) U.S.$7,700,000 Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”), (d) U.S.$15,000,000 Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”) and (e) U.S.$10,600,000 Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”, and together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class G Notes, the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Custodian, the Advancing Agent, the Holders of the Class A Loans and the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.

Payments of principal of the Class G Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

Exhibit F-3

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Pursuant to Section 9.1(a) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part, at the direction of the Majority Class G Noteholder which shall be delivered as provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Class A Loans and the Investment Grade Notes on the Closing Date at a price equal to their applicable Redemption Prices; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(b) of the Indenture, the Class A Loans and the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority Class G Noteholder; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Pursuant to Section 9.1(c) of the Indenture, the Class A Loans and the Notes are subject to redemption by the Issuer, in whole but not in part and without payment of any penalty or premium, at their applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority Class G Noteholder.

Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

Pursuant to Section 9.5 of the Indenture, if any of the Debt Protection Tests applicable to the Class A Loans or any Class of Notes is not satisfied as of the most recent Measurement Date the Class A Loans and the Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Debt Protection Tests to be satisfied.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

At any time after a declaration of acceleration of Maturity of the Class A Loans and the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of the Controlling Class, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g), or 5.1(i) of the Indenture, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

Exhibit F-4

The principal of each Class A Loan and Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates.

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented and agreed to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator and the Trustee that it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such an employee benefit plan’s or other plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”).

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Exhibit F-5

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY, INSOLVENCY, WINDING UP, REORGANIZATION, ARRANGEMENT, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS AGAINST THE ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exhibit F-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated as of July 12, 2023

LMF 2023-1, LLC, as Issuer

By:
Name:
Title:

Exhibit F-7

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:
Authenticating Agent

Exhibit F-8

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exhibit F-9

EXHIBIT G-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A REGULATION S

GLOBAL NOTE OR DEFINITIVE NOTE TO A RULE 144A GLOBAL NOTE

(Transfers pursuant to Article 2 of the Indenture)

Computershare Trust Company, National Association, as note administrator

1505 Energy Park Drive

St. Paul, Minnesota 55108

Attention: Certificate Transfer Services – (CTS) – LMF 2023-1, LLC

Re:	LMF 2023-1, LLC, as Issuer of: the [Class B][Class C][Class D][Class E][Class F][Class G] Notes, Due 2032 (the “Transferred Notes”)

Reference is hereby made to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC, as Issuer of the Notes, Computershare Trust Company, National Association, as Note Administrator and as Custodian, Wilmington Trust, National Association, as Trustee, and Lument Commercial Mortgage Trust, as Advancing Agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

This letter relates to the transfer of U.S.$[•] aggregate principal amount of [Class B][Class C][Class D][Class E][Class F][Class G] Notes being transferred in exchange for a Definitive Note of the same Class in the name of [name of transferee] (the “Transferee”).

In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and hereby represents, warrants and agrees for the benefit of the Issuer, the Collateral Manager, the Note Administrator and the Trustee that:

(i)            at the time the buy order was originated, the Transferee was outside the United States;

(ii)            the Transferee is not a U.S. Person (“U.S. Person”), as defined in Regulation S;

(iii)            the transfer is being made in an “offshore transaction” (“Offshore Transaction”), as defined in Regulation S, pursuant to Rule 903 or 904 of Regulation S;

(iv)            the Transferee is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”);

(v)            the Transferee will notify future transferees of the transfer restrictions;

(vi)            the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;

Exhibit G-1-1

(vii)            the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the the Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;

(viii)            in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Collateral Manager, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; (C) none of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (D) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates; (E) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (F) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (G) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;

(ix)            the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;

(x)            the Transferee represents and agrees that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan which is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise or (b) in the case of the Offered Notes, its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a plan or entity subject to Similar Law, a non-exempt violation of Similar Law [FOR THE CLASS D NOTES: and the Transferee understands and agrees that no employee benefit plan or plan subject to ERISA or to Section 4975 of the Code, or plan subject to Similar law, or any entity considered to hold the assets of any such employee benefit plan or plan may acquire any Class D Notes unless the Issuer has received an opinion to the effect that such Class D Notes will be treated as indebtedness for U.S. federal income tax purposes];

(xi)            except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;

Exhibit G-1-2

(xii)            the Transferee acknowledges that the obligations under the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;

(xiii)            the Transferee understands that (A) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Note Administrator, the Trustee or Paying Agent with evidence that it has complied with the applicable FATCA requirements, the Issuer, Note Administrator, Trustee or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;

(xiv)            the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of LCMT (or subsequent REIT) owns 100% of the Class E Notes, the Class F Notes, the Class G Notes and the Membership Interests, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of LCMT or another REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

Exhibit G-1-3

(xv)            if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, or (B) it is a person that has provided a Form W-8BEN-E indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;

(xvi)            the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction. The Transferee further understands that any representation to the contrary is a criminal offense;

(xvii)            the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Note Administrator, a duly executed transferee certificate addressed to each of the Note Administrator, the Trustee, the Issuer, the Servicer and the Special Servicer in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Servicer, the Special Servicer, the Note Administrator, or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;

(xviii)            the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the note register of the Issuer following delivery to Computershare Trust Company, National Association (in such capacity, the “Note Registrar”) of a duly executed transfer certificate and any other certificates and other information required by the Indenture;

(xix)            the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered, resold, pledged or otherwise transferred except to a person that is (i) both (a) either (1) a “qualified institutional buyer,” as defined in Rule 144A, who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (2) solely in the case of Notes that are issued in the form of Definitive Notes, an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, or an entity in which all of the equity owners are such “accredited investors,” and (b) a Qualified Purchaser; or (ii) both (a) not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S, and (b) a Qualified Purchaser. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;

(xx)            the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;

(xxi)            the Transferee agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Note Administrator, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Note Administrator, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation;

Exhibit G-1-4

(xxii)            the Transferee approves and consents to any direct trades between the Issuer and the Trustee and/or its affiliates that is permitted under the terms of the Indenture and the Servicing Agreement;

(xxiii)            the Transferee agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy, insolvency, winding up, reorganization, arrangement, moratorium, liquidation or similar proceedings under the laws of any jurisdiction before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;

(xxiv)            the Transferee acknowledges that the Issuer, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, the Collateral Manager and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Trustee, the Note Administrator, Note Registrar, the Servicer, the Special Servicer and the Collateral Manager;

(xxv)            the Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) EITHER (a) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (b) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (2) A “QUALIFIED PURCHASER” (A “QUALIFIED PURCHASER”), AS DEFINED IN SECTION 2(A)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (1) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (2) A QUALIFIED PURCHASER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exhibit G-1-5

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.

THE OWNER UNDERSTANDS AND AGREES THAT AN ADDITIONAL LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM WILL BE PLACED ON EACH NOTE IN THE FORM OF A REGULATION S GLOBAL NOTE.

AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.

You, the Trustee, the Issuer and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. [Name of Transferee]

By:
Name:
Title:

Dated:

cc:	LMF 2023-1, LLC

Exhibit G-1-6

EXHIBIT G-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A REGULATION S

GLOBAL NOTE OR DEFINITIVE NOTE TO A RULE 144A GLOBAL NOTE

(Transfers pursuant to Article 2 of the Indenture)

Computershare Trust Company, National Association, as note administrator

1505 Energy Park Drive

St. Paul, Minnesota 55108

Attention: Certificate Transfer Services – (CTS) – LMF 2023-1, LLC

Re:	LMF 2023-1, LLC, as Issuer of: the [Class B][Class C][Class D][Class E][Class F][Class G] Notes, Due 2032 (the “Transferred Notes”)

Reference is hereby made to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC, as Issuer of the Notes, Computershare Trust Company, National Association, as Note Administrator and as Custodian, Wilmington Trust, National Association, as Trustee, and Lument Commercial Mortgage Trust, as Advancing Agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

This letter relates to the transfer of U.S.$[•] aggregate principal amount of [Class B][Class C][Class D][Class E][Class F][Class G] Notes being transferred in exchange for a Definitive Note of the same Class in the name of [name of transferee] (the “Transferee”).

In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and hereby represents, warrants and agrees for the benefit of the Issuer, the Collateral Manager, the Note Administrator and the Trustee that:

(i)            the Transferee is (x) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”) and (y) a “qualified purchaser,” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules promulgated thereunder (a “Qualified Purchaser”);

(ii)            (A) the Transferee is acquiring a beneficial interest in such Transferred Notes for its own account or for an account that is both a QIB and a Qualified Purchaser and as to each of which the Transferee exercises sole investment discretion, and (B) the Transferee and each such account is acquiring not less than the minimum denomination of the Transferred Notes;

(iii)            the Transferee will notify future transferees of the transfer restrictions;

(iv)            the Transferee is obtaining the Transferred Notes in a transaction pursuant to Rule 144A;

(v)            the Transferee is obtaining the Transferred Notes in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction;

(vi)            the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;

Exhibit G-2-1

(vii)            the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Servicer, the Special Servicer and the Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;

(viii)            in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; (C) none of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (D) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates; (E) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (F) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (G) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;

(ix)            the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;

(x)            the Transferee represents and agrees that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) which is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise or (b) in the case of the Offered Notes, its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a plan or entity subject to Similar Law, a non-exempt violation of Similar Law [FOR THE CLASS D NOTES: and the Transferee understands and agrees that no employee benefit plan or plan subject to ERISA or to Section 4975 of the Code, or plan subject to Similar law, or any entity considered to hold the assets of any such employee benefit plan or plan may acquire any Class D Notes unless the Issuer has received an opinion to the effect that such Class D Notes will be treated as indebtedness for U.S. federal income tax purposes];

(xi)            except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;

Exhibit G-2-2

(xii)            the Transferee acknowledges that the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;

(xiii)            the Transferee understands that (A) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Note Administrator, the Trustee, or Paying Agent with evidence that it has complied with the applicable FATCA requirements, the Issuer, Note Administrator, Trustee, or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;

(xiv)            the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of LCMT (or a subsequent REIT) owns 100% of the Class E Notes, the Class F Notes, the Class G Notes and the Membership Interests, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of LCMT or another REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

(xv)            if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, or (B) it is a person that has provided a Form W-8BEN-E indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;

Exhibit G-2-3

(xvi)            the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction. The Transferee further understands that any representation to the contrary is a criminal offense;

(xvii)            the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Note Administrator, a duly executed transferee certificate addressed to each of the Note Administrator, the Trustee, the Issuer, the Servicer and the Special Servicer in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Servicer, the Special Servicer, the Note Administrator, or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;

(xviii)            the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the note register of the Issuer following delivery to Computershare Trust Company, National Association (in such capacity, the “Note Registrar”) of a duly executed transfer certificate and any other certificates and other information required by the Indenture;

(xix)            the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered, resold, pledged or otherwise transferred except to a person that is (a) both (1) either (A) a QIB who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (B) solely in the case of Notes that are issued in the form of Definitive Notes, an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, or an entity in which all of the equity owners are such “accredited investors,” and (2) a Qualified Purchaser; or (b) both (i) not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S, and (ii) a Qualified Purchaser. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;

(xx)            the Transferee understands that (a) there is no secondary market for the Notes, (b) no assurances can be given as to the liquidity of any trading market for the Notes and (c) it is unlikely that a trading market for the Notes will develop. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;

(xxi)            the Transferee agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Note Administrator, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Note Administrator, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation;

(xxii)            the Transferee approves and consents to any direct trades between the Issuer and the Trustee and/or its affiliates that is permitted under the terms of the Indenture;

(xxiii)            the Transferee agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy, insolvency, winding up, reorganization, arrangement, moratorium, liquidation or similar proceedings under the laws of any jurisdiction before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;

Exhibit G-2-4

(xxiv)            the Transferee acknowledges that the Issuer, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, the Collateral Manager and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer and the Collateral Manager; and

(xxv)            the Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) EITHER (a) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (b) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS, AND (2) A “QUALIFIED PURCHASER” (A “QUALIFIED PURCHASER”), AS DEFINED IN SECTION 2(A)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (1) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (2) A QUALIFIED PURCHASER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

Exhibit G-2-5

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.

You, the Trustee, the Issuer and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:
Name:
Title:

Dated:

cc:	LMF 2023-1, LLC

Exhibit G-2-6

EXHIBIT G-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A REGULATION S

GLOBAL SECURITY, RULE 144A GLOBAL NOTE OR DEFINITIVE NOTE TO A DEFINITIVE NOTE

(Transfers pursuant to Article 2 of the Indenture)

Computershare Trust Company, National Association, as note administrator

1505 Energy Park Drive

St. Paul, Minnesota 55108

Attention: Certificate Transfer Services – (CTS) – LMF 2023-1, LLC

Re:	LMF 2023-1, LLC, as Issuer of: the [Class B][Class C][Class D][Class E][Class F][Class G] Notes, Due 2032 (the “Transferred Notes”)

Reference is hereby made to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC, as Issuer of the Notes, Computershare Trust Company, National Association, as Note Administrator and as Custodian, Wilmington Trust, National Association, as Trustee, and Lument Commercial Mortgage Trust, as Advancing Agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

This letter relates to the transfer of U.S.$[•] aggregate principal amount of [Class B][Class C][Class D][Class E][Class F][Class G] Notes being transferred in exchange for a Definitive Note of the same Class in the name of [name of transferee] (the “Transferee”).

In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and hereby represents, warrants and agrees for the benefit of the Issuer, the Collateral Manager, the Note Administrator and the Trustee that:

(i)            the Transferee is both (A) a QIB (as defined below) or an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “IAI”), or an entity in which all of the equity owners are such “accredited investors,” and (B) a “qualified purchaser,” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder (a “Qualified Purchaser”);

(ii)            the Transferee is acquiring the Notes for its own account (and not for the account of any other Person) in a minimum denomination of $100,000 and in integral multiples of $500 in excess thereof;

(iii)            the Transferee understands that the Notes have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the Transferee decides to reoffer, resell, pledge or otherwise transfer the Notes, such Notes may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Notes. In particular, the Transferee understands that the Notes may be transferred only to a person that is (a) both (1) either (A) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”), who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (B) solely in the case of Notes that are issued in the form of Definitive Notes, an IAI, and (2) a Qualified Purchaser; or (b) both (1) not a “U.S. person” as defined in Regulation S (a “U.S. Person”), and is acquiring the Notes in an “offshore transaction” as defined in Regulation S (an “Offshore Transaction”), in reliance on the exemption from registration provided by Regulation S, and (2) a Qualified Purchaser (and any transfer pursuant to clause (b) may only be in the form of a Regulation S Global Note). The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;

Exhibit G-3-1

(iv)            in connection with the Transferee’s purchase of the Notes: (A) none of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates, other than any representations expressly set forth in a written agreement with such party; (C) none of the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Notes; (D) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Collateral Manager, or any of their respective affiliates; (E) the Transferee will hold and transfer at least the minimum denomination of such Notes; (F) the Transferee was not formed for the purpose of investing in the Notes; and (G) the Transferee is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks;

(v)            the Transferee is acquiring the Notes as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction; it is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit-sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; it agrees that it shall not hold any Notes for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the 1940 Act and all other purposes and that it shall not sell participation interests in the Notes or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the Notes;

(vi)            the Transferee represents and agrees that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan which is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise or (b) in the case of the Offered Notes, its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a plan or entity subject to Similar Law, a non-exempt violation of Similar Law [FOR THE CLASS D NOTES: and the Transferee understands and agrees that no employee benefit plan or plan subject to ERISA or to Section 4975 of the Code, or plan subject to Similar law, or any entity considered to hold the assets of any such employee benefit plan or plan may acquire any Class D Notes unless the Issuer has received an opinion to the effect that such Class D Notes will be treated as indebtedness for U.S. federal income tax purposes];

Exhibit G-3-2

(vii)            the Transferee understands that (A) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Note Administrator, the Trustee or Paying Agent with evidence that it has complied with the applicable FATCA requirements, the Issuer, Note Administrator, Trustee or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;

(viii)            the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of LCMT (or subsequent REIT) owns 100% of the Class E Notes, the Class F Notes, the Class G Notes and the Membership Interests, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of the LCMT or another REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

(ix)            if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, or (B) it is a person that has provided a Form W-8BEN-E indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;

(x)            the Transferee acknowledges that the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;

Exhibit G-3-3

(xi)            the Transferee agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy, insolvency, winding up, reorganization, arrangement, moratorium, liquidation or similar proceedings under the laws of any jurisdiction proceeding before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;

(xii)            the Transferee acknowledges that, to the extent required by the Issuer, as determined by the Issuer, the Issuer may, upon notice to the Note Administrator and the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance;

(xiii)            the Transferee acknowledges that, each investor or prospective investor will be required to make such representations to the Issuer, as determined by the Issuer, as the Issuer will require in connection with applicable AML/OFAC obligations, including, without limitation, representations to the Issuer that such investor or prospective investor (or any person controlling or controlled by the investor or prospective investor; if the investor or prospective investor is a privately held entity, any person having a beneficial interest in the investor or prospective investor; or any person for whom the investor or prospective investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Partnership is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC, as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure or politically exposed person, or an immediate family member or close associate of such an individual. Further, such investor or prospective investor must represent to the Issuer that it is not a prohibited foreign shell bank;

(xiv)            the Transferee acknowledges that, each investor or prospective investor will also be required to represent to the Issuer that amounts invested with the Issuer were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations;

(xv)            the Transferee acknowledges that, by law, the Issuer, the Servicer, the Special Servicer or other service providers acting on behalf of the Issuer, may be obligated to “freeze” any investment in a Note by such investor. The Issuer, the Servicer, the Special Servicer or other service providers acting on behalf of the Issuer may also be required to report such action and to disclose the investor’s identity to OFAC or other applicable governmental and regulatory authorities;

(xvi)            the Transferee understands that (a) there is no secondary market for the Notes, (b) no assurances can be given as to the liquidity of any trading market for the Notes and (c) it is unlikely that a trading market for the Notes will develop. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;

(xvii)            the Transferee understands that the Issuer, the Note Administrator, the Trustee, the Servicer and the Special Servicer will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance; and

Exhibit G-3-4

(xviii)            the Definitive Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (1) EITHER (a) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (b) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS, AND (2) A “QUALIFIED PURCHASER” (A “QUALIFIED PURCHASER”), AS DEFINED IN SECTION 2(A)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (1) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (2) A QUALIFIED PURCHASER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

You, the Trustee, the Issuer and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:
Name:
Title:

Dated:

cc:	LMF 2023-1, LLC

Exhibit G-3-5

EXHIBIT H

FORM OF CLOSING DOCUMENT CHECKLIST

REGARDING THE MORTGAGE ASSET FILE

Loan Number	Date

Check one: Initial delivery	Trailing documents	Final delivery

CRITICAL DOCUMENTS:

	Document Name	Required	Enclosed	Status
A.	Promissory Note	[1]	[2]	[3]
B.	Allonge(s)/Endorsement(s) Endorsed to List complete chain
C.	Participation Certificate[4]
D.	Participation Agreement
E.	Letter(s) of Credit (list separately) Beneficiary Is this an Essential Letter of Credit[5]
F.	Letter of Credit Rider to the Closing Checklist List all terms including Beneficiary, Amount, Expiration Date, Transferability, Issuing Bank and Address
G.	Assignment of Letters of Credit Assignee
H.	Collateral Assignments[6]
I.	Disbursement Letter[7]
J.	Ground Lease Include Amendments, Modifications and Extensions
K.	Memorandum of Lease (Ground Lease)
L.	Ground Lease Estoppel
M.	Co-Lender Documentation = Co-Lender Agreement, Intercreditor Agreement, Subordination Agreement, and other similar documents
N.	Opinion of Counsel[8]
O.	Assignment of Participation Certificate Endorsed in

1        Indicate whether or not the document is part of the loan structure.

2        Applies to this delivery only - do not list if documents were previously sent.

3        Indicate if the document is an original, jurisdiction certified copy or copy. For Recordable documents - Indicate if the document is recorded, sent for   recordation, not sent for recordation.

4        Including companion participation certificates if applicable.

5        Essential Letters of Credit are in an amount greater to the lesser of (i) 5% of the principal amount of the loan or (ii) $500,000.

6        Original of any general collateral assignment of all other documents held by the Issuer in connection with the Mortgage Loan.

7        Disbursement letter from the collateral obligor to the original mortgagee.

8        Opinion of Counsel issued in connection with such Mortgage Loan.

Exhibit H-1

BASIC AND TRANSFER DOCUMENTS

	Document Name	Required	Enclosed	Status
1.	Mortgage(s)/Deed(s) of Trust and Security Agreement
2.	Interim Assignment of Mortgage/Deed of Trust Assignee (if any)
3.	Assignment of Mortgage/Deed of Trust Assignee Blank or Trust
4.	Consolidation Agreement List all underlying notes
5.	Assignment(s) of Leases and Rents
6.	Interim Assignment of Assignment of Leases and Rents Assignee (if any)
7.	Assignment of Assignment of Leases and Rents Assignee Blank or Trust
8.	Title Policy
9.	Preliminary Evidence of Title Type
10.	UCC-1 Financing Statement - State =
11.	Interim UCC-3 Assignment State = Assignee =
12.	Interim UCC-3 Assignment State = Assignee =
13.	UCC-1 Financing Statement - Fixture Filing Jurisdiction =
14.	UCC-3 Assignment Fixture Filing Jurisdiction = Assignee =
15.	UCC-3 Assignment Jurisdiction = Assignee - Blank or Trust
16.	UCC-1 Financing Statement - Other Filing Jurisdiction =
17.	UCC-3 Assignment Other Filing Jurisdiction = Assignee =

Exhibit H-2

	Document Name	Required	Enclosed	Status
18.	UCC-3 Assignment Other filing Jurisdiction = Assignee - Blank or Trust
19.	Loan Agreement
20.	Reserve or Escrow Agreement List if multiple Agreements
21.	Cash Management Arrangements
a. Cash Management Agreement
b. Lockbox Agreement
c. Property Account/Clearing Account Agreement
d. Investment Property/Deposit Account Control Agreement
22.	Security Agreement (if separate from Mortgage)
23.	Guaranty/Indemnity Agreement (applies to all non-recourse events)
24.	Environmental Indemnity
25.	Environmental Insurance Policy and Environmental Report
26.	Survey
27.	Property Management Agreements

SPECIALIZED PROPERTY DOCUMENTS

	Document Name	Required	Enclosed	Status
List all other collateral[9] being delivered such as:
28.	For Franchise Loans Franchise Agreement
29.	For Hotels Comfort Letters/Tri-Party Letters (list all parties)

OTHER DOCUMENTS

	Document Name	Required	Enclosed	Status
30.	List each document
31.	List each document

9       The Checklist documents should match the headings listed on the individual documents. Documents should be sent in the order listed on the Checklist.

Exhibit H-3

EXHIBIT I

FORM OF CUSTODIAN RECEIPT

LMF 2023-1, LLC

230 Park Avenue, 20th Floor

New York, New York 10169

Attention: General Counsel

e-mail: general.counsel@lument.com

Computershare Trust Company, National Association,

   as Note Administrator

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services – LMF 2023-1, LLC

Wilmington Trust, National Association, as Trustee

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – LMF 2023-1, LLC

Lument Real Estate Capital, LLC

2001 Ross Avenue, Suite 1900

Dallas, Texas 75201

Attention: General Counsel

e-mail: general.counsel@lument.com

Lument Commercial Mortgage Trust

230 Park Avenue, 20th Floor

New York, New York 10169

Attention: General Counsel

e-mail: general.counsel@lument.com

Exhibit I-1

Lument Investment Management, LLC (the “Collateral Manager”)

230 Park Avenue, 20th Floor

New York, New York 10169

Attention: General Counsel

e-mail: general.counsel@lument.com

Re:	LMF 2023-1, LLC (the “Issuer”)

Ladies and Gentlemen:

In accordance with the provisions of the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC, as Issuer of the Notes, Computershare Trust Company, National Association, as Note Administrator and as Custodian, Wilmington Trust, National Association, as Trustee, and Lument Commercial Mortgage Trust, as Advancing Agent, the undersigned, as the Custodian, hereby certifies pursuant to Section 3.3(f) of the Indenture that it has reviewed or caused to be reviewed the Mortgage Asset Files and [subject to any exceptions set forth on Schedule II attached hereto] (A) the documents referred to in Section 3.3(e) of the Indenture and set forth on Schedule I attached hereto have been received and (B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Mortgage Asset. Capitalized terms used but not defined in this Receipt have the meanings assigned to them in the Indenture.

The Custodian shall have no responsibility for reviewing the Mortgage Asset File except as expressly set forth in Section 3.3(f) of the Indenture. None of the Trustee, the Note Administrator, and the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(e) of the Indenture), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Mortgaged Property.

COMPUTERSHARE TRUST COMPANY,
NATIONAL ASSOCIATION,
solely in its capacity as Custodian

By:
Name:
Title:

Exhibit I-2

EXHIBIT J

FORM OF REQUEST FOR RELEASE

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:	Computershare Trust Company, National Association, as Custodian 1055 10th Avenue SE Minneapolis, Minnesota 55414 Attention: LMF 2023-1, LLC

In connection with the administration of the Mortgage Assets held by you as the Custodian on behalf of the Issuer, we request the release, to the [Collateral Manager][Servicer][Special Servicer] of [specify document] for the Mortgage Asset described below, for the reason indicated.

Borrower's Name, Address & Zip Code:	Ship Files To:

Name:

Address:

Telephone Number:

Mortgage Asset Description:

Current Outstanding Principal Balance:

Reason for Requesting Documents (check one):

1.	Mortgage Asset Paid in Full. The [Collateral Manager][Servicer][Special Servicer] hereby certifies that all amounts received in connection therewith that are required to be remitted by the borrower or other obligors thereunder have been paid in full and that any amounts in respect thereof required to be remitted to the Trustee pursuant to the Indenture have been so remitted.
2.	Purchased Asset Sold or Liquidated By . The [Collateral Manager][Servicer][Special Servicer] hereby certifies that all proceeds of sale, exchange, or other disposition or insurance, condemnation or other liquidation have been finally received and that any amounts in respect thereof required to be remitted to the Trustee pursuant to the Indenture have been so remitted.
3.	Other (explain) .

Exhibit J-1

If box 1 or 2 above is checked, and if all or part of the Asset Documents was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Asset.

If box 3 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below and returning this form.

If box 3 above is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Mortgage Asset described above and in the proceeds of said Mortgage Asset has been granted to the Trustee pursuant to the Indenture.

If box 3 above is checked, in consideration of the aforesaid delivery by the Custodian, the [Collateral Manager][Servicer][Special Servicer] hereby agrees to hold said Mortgage Asset in trust for the Trustee, as provided under and in accordance with all provisions of the Indenture and [the Collateral Management Agreement][the Servicing Agreement], and to return said Mortgage Asset to the Custodian no later than the close of business on the twentieth (20th) Business Day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

Capitalized terms used but not defined in this Request have the meanings assigned to them in the Indenture and Servicing Agreement, dated as of July 12, 2023, by and among LMF 2023-1, LLC, as Issuer of the Notes, Computershare Trust Company, National Association, as Note Administrator and as Custodian, Wilmington Trust, National Association, as Trustee, and Lument Commercial Mortgage Trust, as Advancing Agent.

[LUMENT INVESTMENT MANAGEMENT,
LLC][LUMENT REAL ESTATE CAPITAL, LLC]

By:
Name:
Title:

Acknowledgment of documents returned:

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Custodian

By:
Name:
Title:
Date:

Exhibit J-2

EXHIBIT K

[RESERVED]

Exhibit K-1

EXHIBIT L

FORM OF NRSRO CERTIFICATION

[Date]

LMF 2023-1, LLC

230 Park Avenue, 20th Floor

New York, New York 10169

Attention: General Counsel

e-mail: general.counsel@lument.com

Computershare Trust Company, National Association,

   as Note Administrator

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services – LMF 2023-1, LLC

Attention:      LMF 2023-1, LLC

In accordance with the requirements for obtaining certain information pursuant to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC, as Issuer of the Notes, Computershare Trust Company, National Association, as Note Administrator and as Custodian, Wilmington Trust, National Association, as Trustee, and Lument Commercial Mortgage Trust, as Advancing Agent, the undersigned hereby certifies and agrees as follows:

1.            The undersigned, is (a) either (i) a Nationally Recognized Statistical Rating Organization ("NRSRO") or (ii) a Rating Agency, (b) has provided the Issuer with the appropriate certifications under Exchange Act 17g-5(e), and (c) agrees that any information obtained from the Issuer's 17g-5 Website will be subject to the same confidentiality provisions applicable to information obtained from the Issuer's 17g-5 website.

2.            The undersigned has access to the 17g-5 Website.

3.            The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the 17g-5 Information on the 17g-5 Website.

4.            The undersigned agrees to the terms of the confidentiality agreement applicable to the NRSRO, attached as Annex A hereto.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exhibit L-1

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized signatory, as of the day and year written above.

[Nationally Recognized Statistical Rating Organization]

Name:
Title:

Company:
Phone:
Email:

Exhibit L-2

ANNEX A

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (the “Confidentiality Agreement”) is made in connection with LMF 2023-1, LLC, as issuer (the “Issuer”, and together with its affiliates, the “Furnishing Entities” and each a “Furnishing Entity”) furnishing certain financial, operational, structural and other information relating to the issuance of the floating rate notes issued by the Issuer (the “Notes”) pursuant to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among the Issuer, Lument Commercial Mortgage Trust, as advancing agent (the “Advancing Agent”) Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association as note administrator (the “Note Administrator”), and as custodian, and the assets underlying or referenced by the Notes, including the identity of, and financial information with respect to borrowers, sponsors, guarantors, managers and lessees with respect to such assets (together, the “Collateral”) to you (the “NRSRO”) through the website of Computershare Trust Company, National Association, as 17g-5 Information Provider under the Indenture. Information provided by each Furnishing Entity is labeled as provided by the specific Furnishing Entity.

(1)	Definition of Confidential Information. For purposes of this Confidentiality Agreement, the term “Confidential Information” shall include the following information (irrespective of its source or form of communication, including information obtained by you through access to this site) that may be furnished to you by or on behalf of a Furnishing Entity in connection with the issuance or monitoring of a rating with respect to the Certificates: (x) all data, reports, interpretations, forecasts, records, agreements, legal documents and other information (such information, the “Evaluation Material”) and (y) any of the terms, conditions or other facts with respect to the transactions contemplated by the Indenture, including the status thereof; provided, however, that the term Confidential Information shall not include information which:

(a)	was or becomes generally available to the public (including through filing with the Securities and Exchange Commission or disclosure in an offering document) other than as a result of a disclosure by you or a NRSRO Representative (as defined in Section 2(c)(i) below) in violation of this Confidentiality Agreement;

(b)	was or is lawfully obtained by you from a source other than a Furnishing Entity or its representatives that (i) is reasonably believed by you to be under no obligation to maintain the information as confidential and (ii) provides it to you without any obligation to maintain the information as confidential; or

(c)	is independently developed by the NRSRO without reference to any Confidential Information.

(2)	Information to Be Held in Confidence.

(a)	You will use the Confidential Information solely for the purpose of determining or monitoring a credit rating on the Certificates and, to the extent that any information used is derived from but does not reveal any Confidential Information, for benchmarking, modeling or research purposes (the “Intended Purpose”).

(b)	You acknowledge that you are aware that the United States federal and state securities laws impose restrictions on trading in securities when in possession of material, non-public information and that the NRSRO will advise (through policy manuals or otherwise) each NRSRO Representative who is informed of the matters that are the subject of this Confidentiality Agreement to that effect.

Exhibit L-3

(c)	You will treat the Confidential Information as private and confidential. Subject to Section 3, without the prior written consent of the applicable Furnishing Entity, you will not disclose to any person any Confidential Information, whether such Confidential Information was furnished to you before, on or after the date of this Confidentiality Agreement. Notwithstanding the foregoing, you may:

(i)	disclose the Confidential Information to any of the NRSRO’s affiliates, directors, officers, employees, legal representatives, agents and advisors (each, a “NRSRO Representative”) who, in the reasonable judgment of the NRSRO, need to know such Confidential Information in connection with the Intended Purpose; provided, that, prior to disclosure of the Confidential Information to a NRSRO Representative, the NRSRO shall have taken reasonable precautions to ensure, and shall be satisfied, that such NRSRO Representative will act in accordance with this Confidentiality Agreement;

(ii)	solely to the extent required for compliance with Rule 17g-5(a)(3) of the Act (17 C.F.R. 240.17g-5), post the Confidential Information to the NRSRO’s password protected website; and

(iii)	use information derived from the Confidential Information in connection with an Intended Purpose, if such derived information does not reveal any Confidential Information.

(3)	Disclosures Required by Law. If you or any NRSRO Representative is requested or required (orally or in writing, by interrogatory, subpoena, civil investigatory demand, request for information or documents, deposition or similar process relating to any legal proceeding, investigation, hearing or otherwise) to disclose any Confidential Information, you agree to provide the relevant Furnishing Entity with notice as soon as practicable (except in the case of regulatory or other governmental inquiry, examination or investigation, and otherwise to the extent practical and permitted by law, regulation or regulatory or other governmental authority) that a request to disclose the Confidential Information has been made so that the relevant Furnishing Entity may seek an appropriate protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information if it so chooses. Unless otherwise required by a court or other governmental or regulatory authority to do so, and provided that you have been informed by written notice that the related Furnishing Entity is seeking a protective order or other reasonable assurance for confidential treatment with respect to the requested Confidential Information, you agree not to disclose the Confidential Information while the Furnishing Entity’s effort to obtain such a protective order or other reasonable assurance for confidential treatment is pending. You agree to reasonably cooperate with each Furnishing Entity in its efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded to the portion of the Confidential Information that is being disclosed, at the sole expense of such Furnishing Entity; provided, however, that in no event shall the NRSRO be required to take a position that such information should be entitled to receive such a protective order or reasonable assurance as to confidential treatment. If a Furnishing Entity succeeds in obtaining a protective order or other remedy, you agree to comply with its terms with respect to the disclosure of the Confidential Information, at the sole expense of such Furnishing Entity. If a protective order or other remedy is not obtained or if the relevant Furnishing Entity waives compliance with the provisions of this Confidentiality Agreement in writing, you agree to furnish only such information as you are legally required to disclose, at the sole expense of the relevant Furnishing Entity.

(4)	Obligation to Return Evaluation Material. Promptly upon written request by or on behalf of the relevant Furnishing Entity, all material or documents, including copies thereof, that contain Evaluation Material will be destroyed or, in your sole discretion, returned to the relevant Furnishing Entity. Notwithstanding the foregoing, (a) the NRSRO may retain one or more copies of any document or other material containing Evaluation Material to the extent necessary for legal or regulatory compliance (or compliance with the NRSRO’s internal policies and procedures designed to ensure legal or regulatory compliance) and (b) the NRSRO may retain any portion of the Evaluation Material that may be found in backup tapes or other archive or electronic media or other documents prepared by the NRSRO and any Evaluation Material obtained in an oral communication; provided, that any Evaluation Material so retained by the NRSRO will remain subject to this Confidentiality Agreement and the NRSRO will remain bound by the terms of this Confidentiality Agreement.

Exhibit L-4

(5)	Violations of this Confidentiality Agreement.

(a)	The NRSRO will be responsible for any breach of this Confidentiality Agreement by you, the NRSRO or any NRSRO Representative.

(b)	You agree promptly to advise each relevant Furnishing Entity in writing of any misappropriation or unauthorized disclosure or use by any person of the Confidential Information which may come to your attention and to take all steps reasonably requested by such Furnishing Entity to limit, stop or otherwise remedy such misappropriation, or unauthorized disclosure or use.

(c)	You acknowledge and agree that the Furnishing Entities would not have an adequate remedy at law and would be irreparably harmed in the event that any of the provisions of this Confidentiality Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each Furnishing Entity shall be entitled to specific performance and injunctive relief to prevent breaches of this Confidentiality Agreement and to specifically enforce the terms and provisions hereof, in addition to any other remedy to which a Furnishing Entity may be entitled at law or in equity. It is further understood and agreed that no failure to or delay in exercising any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege.

(6)	Term. Notwithstanding the termination or cancellation of this Confidentiality Agreement and regardless of whether the NRSRO has provided a credit rating on a Security, your obligations under this Confidentiality Agreement will survive indefinitely.

(7)	Governing Law. This Confidentiality Agreement and any claim, controversy or dispute arising under the Confidentiality Agreement, the relationships of the parties and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within such State.

(8)	Amendments. This Confidentiality Agreement may be modified or waived only by a separate writing by the NRSRO and each Furnishing Entity.

(9)	Entire Agreement. This Confidentiality Agreement represents the entire agreement between you and the Furnishing Entities relating to the treatment of Confidential Information heretofore or hereafter reviewed or inspected by you. This agreement supersedes all other understandings and agreements between us relating to such matters; provided, however, that, if the terms of this Confidentiality Agreement conflict with another agreement relating to the Confidential Information that specifically states that the terms of such agreement shall supersede, modify or amend the terms of this Confidentiality Agreement, then to the extent the terms of this Confidentiality Agreement conflict with such agreement, the terms of such agreement shall control notwithstanding acceptance by you of the terms hereof by entry into this website.

(10)	Contact Information. Notices for each Furnishing Entity under this Confidentiality Agreement, shall be directed as set forth below:

LMF 2023-1, LLC
230 Park Avenue South, 20th Floor
New York, New York 10169

with a copy to:

Lument Commercial Mortgage Trust
230 Park Avenue South, 20th Floor
New York, New York 10169

Exhibit L-5

EXHIBIT M

[RESERVED]

Exhibit M-1

EXHIBIT N

FORM OF NOTE ADMINISTRATOR'S MONTHLY REPORT

(TO BE INSERTED)

Exhibit N-1

EXHIBIT O-1

FORM OF INVESTOR CERTIFICATION

(For Non-Borrower Affiliates)

[Date]

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services – LMF 2023-1, LLC

Re:	LMF 2023-1, LLC

In accordance with the requirements for obtaining certain information pursuant to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC (the “Issuer”), as Issuer, Lument Commercial Mortgage Trust, as Advancing Agent, Wilmington Trust, National Association (the “Trustee”), as Trustee, and Computershare Trust Company, National Association (the “Note Administrator”), as Note Administrator and as Custodian, the undersigned hereby certifies and agrees as follows:

1.            The undersigned is a Class A Lender, Noteholder, a beneficial owner of a Note, or a prospective purchaser of a Class A Loan or Note.

2.            The undersigned is not an agent of, or an investment advisor to, any borrower or affiliate of any borrower under a Mortgage Asset.

3.            The undersigned is requesting access pursuant to the Indenture to certain information (the “Information”) on the Note Administrator's Website and/or is requesting the information identified on the schedule attached hereto (also, the “Information”) pursuant to the provisions of the Indenture.

4.            In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Class A Loan or Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Note Administrator, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Class A Loan or Note not previously registered pursuant to Section 5 of the Securities Act.

5.            The undersigned shall be fully liable for any breach of the Mortgage Asset Purchase Agreement by itself or any of its Representatives and shall indemnify the Issuer, the Note Administrator, the Trustee, the Collateral Manager, the Servicer, and the Special Servicer for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6.            The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Note Administrator's Website.

7.            Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exhibit O-1-1

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:
Name:
Title:

Exhibit O-1-2

EXHIBIT O-2

FORM OF INVESTOR CERTIFICATION

(For Borrower Affiliates)

[Date]

Computershare Trust Company, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services – LMF 2023-1, LLC

Re:	LMF 2023-1, LLC

In accordance with the requirements for obtaining certain information pursuant to the Indenture and Security Agreement, dated as of July 12, 2023 (the “Indenture”), by and among LMF 2023-1, LLC (the “Issuer”), as Issuer, Lument Commercial Mortgage Trust, as Advancing Agent, Wilmington Trust, National Association (the “Trustee”), as Trustee, and Computershare Trust Company, National Association (the “Note Administrator”), as Note Administrator and as Custodian, the undersigned hereby certifies and agrees as follows:

1.            The undersigned is a Class A Lender, Noteholder, a beneficial owner of a Note, or a prospective purchaser of a Class A Loan or Note.

2.            The undersigned is an agent or Affiliate of, or an investment advisor to, a borrower under a Mortgage Asset.

3.            The undersigned is requesting access pursuant to the Indenture to the Monthly Reports (the “Information”) on the Note Administrator's Website pursuant to the provisions of the Indenture.

4.            In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Class A Loan or Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Note Administrator, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Class A Loan or Note not previously registered pursuant to Section 5 of the Securities Act.

5.            The undersigned shall be fully liable for any breach of the Mortgage Asset Purchase Agreement by itself or any of its Representatives and shall indemnify the Issuer, the Note Administrator, the Trustee, the Collateral Manager, the Servicer, and the Special Servicer for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6.            The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Note Administrator's Website.

7.            Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exhibit O-2-1

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:
Name:
Title:

Exhibit O-2-2

EXHIBIT P

ONLINE MARKET DATA PROVIDER CERTIFICATION

This Certification has been prepared for provision of information to the market data providers listed in Paragraph 1 below pursuant to the direction of the Issuer. If you represent a Market Data Provider not listed herein and would like access to the information, please contact the Note Administrator at 866-846-4526, or at ctslink.customerservice@computershare.com

In connection with LMF 2023-1, LLC (the “Issuer”), the undersigned hereby certifies and agrees as follows:

1.	The undersigned is an employee or agent of [Bloomberg, L.P.][Intex Solutions, Inc.] [REDACTED], a market data provider that has been given access to the Monthly Reports, CREFC reports and supplemental notices on https://www.ctslink.com (the “Note Administrator’s Website”) by request of the Issuer.

2.	The undersigned agrees that each time it accesses the Note Administrator’s Website, the undersigned is deemed to have recertified that the representation above remains true and correct.

3.	The undersigned acknowledges and agrees that the provision to it of information and/or reports on the Note Administrator’s Website is for its own use only, and agrees that (i) it will not disseminate or otherwise make such information available to any other person without the written consent of the Issuer, (ii) it will only disseminate or otherwise make such information available through its password protected website, and (iii) any confidentiality agreement applicable to the undersigned with respect to information obtained from the Issuer’s 17g-5 Website shall also be applicable to information obtained from the Note Administrator’s Website.

4.	Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture and Security Agreement, dated as of July 12, 2023, by and among the Issuer, Lument Commercial Mortgage Trust, as Advancing Agent, Wilmington Trust, National Association, as Trustee, and Computershare Trust Company, National Association, as Note Administrator and as Custodian.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:
Name:
Title:

Exhibit P-1